UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Beazer Homes USA, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Beazer Homes USA, Inc.
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
Dear Stockholders:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Beazer Homes USA, Inc., a Delaware corporation (the “Company”), to be held exclusively online at 8:00 a.m., Eastern Time, on October 15, 2026, at www.virtualshareholdermeeting.com/BZH2026SM.
At the Special Meeting, you will be asked to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of August 6, 2026, as the same may be amended, modified or supplemented from time to time in accordance with its terms (as so amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Dream Finders Homes, Inc., a Texas corporation (“DFH”), and Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DFH (“Merger Sub”).
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will thereupon cease, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of DFH (the “Merger”). If the Merger is completed, you will be entitled to receive an amount in cash equal to $33.50, without interest and subject to deduction for any applicable withholding taxes, for each share of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), that you own as of immediately prior to the effective time of the Merger (unless you have properly and validly exercised, and not validly withdrawn or otherwise lost, your appraisal rights in accordance with Section 262 of the Delaware General Corporation Law).
The Company’s Board of Directors (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (ii) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company’s stockholders, (iii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (iv) subject to the terms of the Merger Agreement, recommended that the Company’s stockholders vote in favor of the adoption of the Merger Agreement and (v) directed that the Merger Agreement be submitted to the Company’s stockholders at the Special Meeting for their adoption. At the Special Meeting, the Company will ask you and the other stockholders of the Company to adopt the Merger Agreement (the “Merger Agreement Proposal”).
Additionally, you will be asked to consider and vote at the Special Meeting on (i) a proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Compensation Proposal”) and (ii) a proposal to adjourn the Special Meeting from time to time, if deemed necessary or appropriate by the Board or any committee thereof, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).
The Board recommends that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
DFH, which held approximately 3.5% of the Company Common Stock outstanding as of the close of business on the record date for the Special Meeting, has entered into a voting and support agreement to, among other things, vote in favor of the Merger Agreement Proposal. For more information, see the section of the enclosed proxy statement titled “The Merger — Voting Agreement”.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement.

We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
Your vote is very important, regardless of the number of shares of Company Common Stock that you own. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the stockholders holding a majority of the outstanding shares of Company Common Stock as of the close of business on September 14, 2026, which is the record date for the Special Meeting. The failure to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
If you have any questions about these proxy materials or need assistance voting your shares of Company Common Stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: +1 (800) 322-2885
Banks and Brokers may call collect: +1 (212) 929-5500
Email: proxy@mackenziepartners.com
On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
Allan P. Merrill
Chairman, President & Chief Executive Officer
Dated: September 15, 2026
Neither the SEC nor any state securities commission has approved or disapproved the Merger, passed upon the merits or fairness of the Merger Agreement or the transactions contemplated thereby, including the proposed Merger, or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated September 15, 2026 and, together with the enclosed form of proxy card, is first being mailed on or about September 15, 2026.

Beazer Homes USA, Inc.
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 15, 2026
Notice is hereby given of a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Beazer Homes USA, Inc., a Delaware corporation (the “Company”), to be held exclusively online at 8:00 a.m., Eastern Time, on October 15, 2026, at www.virtualshareholdermeeting.com/BZH2026SM (the “Special Meeting Website”). Stockholders and proxy holders may be deemed to be present in person and vote at the Special Meeting by visiting such website. To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.
The Special Meeting is being held for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of August 6, 2026, as the same may be amended, modified or supplemented from time to time in accordance with its terms (as so amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Dream Finders Homes, Inc., a Texas corporation (“DFH”), and Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DFH (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of DFH (the “Merger”) (the “Merger Agreement Proposal”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting from time to time, if deemed necessary or appropriate by the Board or any committee thereof, including to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

The foregoing matters are more fully described in the accompanying proxy statement.
Only stockholders as of the close of business on September 14, 2026, which is the record date for the Special Meeting, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement, or other delay thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.
If the Merger is completed, stockholders who do not vote in favor of the Merger Agreement Proposal, properly demand appraisal of their shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock from the date of making such demand through the effective date of the Merger, and do not validly withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Merger. Stockholders seeking to exercise appraisal rights must comply with all of the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

The Company’s Board of Directors unanimously recommends that you vote your shares of Company Common Stock (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the non-binding, advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
The accompanying proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
/s/ Michael A. Dunn
Michael A. Dunn
Senior Vice President, General Counsel and Corporate Secretary
Dated: September 15, 2026

i

ii

SUMMARY
This summary highlights selected information from this proxy statement (this “Proxy Statement”) related to the merger (the “Merger”) of Bulldogs Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Dream Finders Homes, Inc., a Texas corporation (“DFH”), with and into Beazer Homes USA, Inc., a Delaware corporation (the “Company”), and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents to which we refer in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under the caption “Where You Can Find More Information”. The Merger Agreement is attached as Annex A to this Proxy Statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this Proxy Statement, the “Company”, “we”, “our”, “us”, and similar words refer to Beazer Homes USA, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement we refer to Dream Finders Homes, Inc., a Texas corporation, as “DFH” and Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DFH, as “Merger Sub”. In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger, dated as of August 6, 2026, as it may be amended, modified or supplemented from time to time in accordance with its terms, by and among the Company, DFH and Merger Sub, as the “Merger Agreement”, our common stock, par value $0.001 per share, as the “Company Common Stock”, and the holders of shares of Company Common Stock as “Company Stockholders”. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present” mean virtually present at the Special Meeting by proxy or otherwise. Unless indicated otherwise, any capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
The Special Meeting (see page 24)
Date, Time, Place and Purpose of the Special Meeting; Record Date (see page 24)
A special meeting of the Company Stockholders (including any adjournments or postponements thereof, the “Special Meeting”) will be held exclusively online at 8:00 a.m., Eastern Time, on October 15, 2026, at www.virtualshareholdermeeting.com/BZH2026SM (the “Special Meeting Website”). To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.
At the Special Meeting, the Company Stockholders as of the close of business on September 14, 2026 (the “Record Date”) will be asked to consider and vote on:
1.
a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Compensation Proposal”); and

3.
a proposal to adjourn the Special Meeting from time to time, if deemed necessary or appropriate by the Board or any committee thereof, including to ensure that any necessary supplement or amendment to this Proxy Statement is provided to Company Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of such meeting may be acted upon at the Special Meeting.

Shares Entitled to Vote; Quorum; Broker Non-Votes (see page 24)
You are entitled to receive notice of, and vote at, the Special Meeting if you held shares of Company Common Stock at the close of business on the Record Date. Each holder of Company Common Stock will be entitled to one vote for each such share of Company Common Stock owned at the close of business on the Record Date on all matters properly coming before the Special Meeting.
A quorum of Company Stockholders is necessary to hold a valid Special Meeting. The holders of a majority of the shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person (virtually) or represented by proxy, will constitute a quorum at the Special Meeting. On the Record Date, there were 26,679,623 shares of Company Common Stock outstanding and entitled to vote.
Your shares of Company Common Stock will be counted towards the quorum if you are present in person (virtually) at the Special Meeting or if you submit a valid proxy utilizing one of the methods described herein (or one is submitted on your behalf by your broker, dealer, commercial bank, trust company, or other nominee). Once a Company Stockholder entitled to vote at the Special Meeting is present in person (virtually) or represented by proxy at the Special Meeting, the Company Stockholder’s Company Common Stock will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the Company Common Stock is not voted at the Special Meeting, including any Company Common Stock for which a Company Stockholder submits a proxy but directs the proxyholder to abstain from voting. If you are a “street name” holder of Company Common Stock and you provide your bank, broker, trust, or other nominee with voting instructions to be represented at and/or vote at the Special Meeting, then your Company Common Stock will be counted in determining the presence of a quorum.
A “broker non-vote” occurs when a broker submits a proxy on behalf of a “street name” beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Such a “broker non-vote” would be counted for quorum purposes. However, the Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees provide brokers with discretionary authority to vote only on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine”. As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Accordingly, if you are a “street name” holder of Company Common Stock and you do not provide your bank, broker, trust, or other nominee with voting instructions, then your Company Common Stock will not be counted in determining the presence of a quorum or be voted at the Special Meeting.
If a quorum is not present, the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or represented by proxy, may nonetheless adjourn the meeting to another place (if any), date, and time. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified. If such adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Company Stockholder entitled to vote at the meeting.
Vote Required; Effect of Abstentions and Broker Non-Votes (see page 24)
Approval of the Merger Agreement Proposal requires the affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote thereon as of the close of business on the Record Date (the “Company Stockholder Approval”). Because the required vote for the Merger Agreement Proposal is based on the number of shares of Company Common Stock outstanding, if you (1) are a record holder and fail to vote or authorize a proxy to vote on your behalf or (2) are a beneficial holder and fail to instruct your broker on how to vote, in each case, such failure will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal. As of the close of business on the Record Date, 13,339,812 shares of Company Common Stock constitute a majority of the issued and outstanding shares of Company Common Stock.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of Company Stockholders holding a majority of all shares of Company

Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.
If a quorum is not present, approval of the adjournment of the Special Meeting requires approval of the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy at the Special Meeting. If, however, a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. Abstentions are treated the same under either standard. Although broker non-votes would be treated as a vote “AGAINST” the Adjournment Proposal under the voting standard applicable if a quorum is not present but not under the voting standard applicable if a quorum is present, because the Company does not expect any broker non-votes at the Special Meeting, the Company expects that there would be no practical substantive difference between the two voting standards.
If a Company Stockholder is present in person (virtually) or by proxy at the Special Meeting but abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the Company Stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.
If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
As noted above, the Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees provide brokers with discretionary authority to vote only on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine”. Accordingly, and given the Company’s expectation that there will be no broker non-votes at the Special Meeting, failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.
Stock Ownership and Interests of Certain Persons (see page 25)
As of the close of business on the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,274,564 shares of Company Common Stock, representing approximately 8.5% of the shares of Company Common Stock outstanding on the Record Date.
Although our directors and executive officers are not obligated to vote to adopt the Merger Agreement, we currently expect that each of our directors and executive officers will vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Additionally, DFH, which held approximately 3.5% of the Company Common Stock outstanding as of the close of business on the Record Date, has agreed to vote all of DFH’s shares of Company Common Stock in accordance with the terms of the Voting Agreement.
See the section of this Proxy Statement titled “The Special Meeting — Stock Ownership and Interests of Certain Persons” for additional information.
Voting of Proxies (see page 25)
If you are a Company Stockholder of record (that is, if your shares of Company Common Stock are registered in your name with Equiniti Trust Company, LLC (“EQ”), our transfer agent), there are four ways to vote:

•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to 11:59 p.m., Eastern Time, on October 14, 2026.

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Vote in advance by telephone. Use the telephone number shown on your proxy card and follow the recorded instructions. The telephone voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on October 14, 2026.

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Vote in advance via the Internet. Visit www.proxyvote.com and follow the instructions on the website. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on October 14, 2026.

•
Vote by attending (virtually) the Special Meeting. Attend the Special Meeting using the 16-digit control number included on your proxy card or voting instruction card that accompanied your proxy materials and vote at the Special Meeting via an electronic ballot.

If your shares of Company Common Stock are held through a nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee to instruct your broker on how to vote your shares.
We encourage you to vote by proxy by mail, telephone or over the Internet well in advance of the Special Meeting to ensure your shares of Company Common Stock are represented whether or not you decide to attend.
See the section of this Proxy Statement titled “The Special Meeting — Voting of Proxies” for additional information.
Revocability of Proxies (see page 26)
If you are a Company Stockholder of record entitled to vote at the Special Meeting, you may revoke your proxy by submitting a new proxy with a later date by Internet, telephone or mail (if applicable), by voting at the Special Meeting or by filing a written revocation with the Company’s corporate secretary at 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319. Your attendance at the Special Meeting alone will not automatically revoke your proxy. If you vote in advance using one of the above methods, you may still attend and vote at the Special Meeting.
If your shares of Company Common Stock are held in “street name” by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
See the section of this Proxy Statement titled “The Special Meeting — Revocability of Proxies” for additional information.
Adjournments (see page 26)
Although it is not currently expected, we may seek to adjourn the Special Meeting from time to time, including to ensure that any necessary supplement or amendment to this Proxy Statement is provided to Company Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. If a quorum is not present, approval of such adjournment requires approval of the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy at the Special Meeting. If, however, a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. Abstentions are treated the same under either standard. Although broker non-votes would be treated as a vote “AGAINST” the Adjournment Proposal under the voting standard applicable if a quorum is not present but not under the voting standard applicable if a quorum is present, because the Company does not expect any broker non-votes at the Special Meeting, the Company expects that there would be no practical substantive difference between the two voting standards. At such adjourned meeting, at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If such adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Company Stockholder entitled to vote at the meeting.
See the section of this Proxy Statement titled “The Special Meeting — Adjournments” for additional information.
The Board’s Recommendation (see page 26)
After careful consideration, the Company’s Board of Directors (the “Board”) has unanimously (a) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company Stockholders, (c) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other Transactions, (d) subject to the terms of the Merger Agreement, recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement and (e) directed that the Merger Agreement be submitted to the Company Stockholders at the Special Meeting for their adoption.
Accordingly, the Board recommends that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
See the sections of this Proxy Statement titled “The Special Meeting — The Board’s Recommendation” and “The Merger — Recommendation of the Board and Reasons for the Merger” for additional information.
The Merger (see page 28)
Parties Involved in the Merger (see page 28)
Beazer Homes USA, Inc.
The Company is a nationally recognized homebuilder committed to building homes and communities designed with the intention of inspiring sustainable and healthier living. With personalized options and expert guidance, the Company empowers homebuyers with competitive mortgage choices and energy saving features that make homeownership more attainable. Operating across 13 states in the West, East, and Southeast geographic regions of the United States, the Company offers a diverse portfolio of products tailored to meet the evolving needs of homebuyers that value a well-constructed and energy efficient home.
The Company was incorporated in Delaware in 1993. The Company’s principal executive offices are located at 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319, and the Company’s telephone number is (770) 829-3700.
Company Common Stock is currently listed on the New York Stock Exchange (“NYSE”) under the symbol “BZH”.
Additional information about the Company is contained in its public filings, certain of which we incorporate by reference herein. See “Where You Can Find More Information” of this Proxy Statement.
Dream Finders Homes, Inc.
DFH designs, builds and sells homes primarily in high-growth markets using its asset-light lot acquisition strategy. DFH’s primary focus is on constructing and selling single-family homes across entry-level, first-time move-up, second-time move-up and active adult homes. DFH also sells homes to third-party investors that intend to lease the homes (“built-for-rent contracts”). DFH’s home offerings are marketed under various brands, including Dream Finders Homes, DF Luxury, Reverie Active Adult Lifestyle by Dream Finders Homes, Craft Homes and Coventry Homes.
DFH’s principal executive offices are located at 14701 Philips Highway, Suite 300, Jacksonville, Florida 32256, and DFH’s telephone number is (904) 644-7670.

DFH’s Class A common stock is currently listed on the NYSE under the symbol “DFH”.
Bulldogs Merger Sub, Inc.
Merger Sub is a Delaware corporation and a wholly owned subsidiary of DFH that was incorporated on August 6, 2026 solely for the purpose of engaging in the Merger, and has not engaged in any business or other activities other than those incident to its formation and as contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease.
For more information about the Company, DFH and Merger Sub, see the section of this Proxy Statement titled “The Merger — Parties Involved in the Merger”.
Effect of the Merger (see page 28)
On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will merge with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of DFH. As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company will no longer file periodic or other reports with the Securities and Exchange Commission (the “SEC”).
The Merger will become effective (the “Effective Time”) upon the filing of an executed certificate of merger with the Secretary of State of the State of Delaware (or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL).
For more information about the effect of the Merger, see the section of this Proxy Statement titled “The Merger — Effect of the Merger”.
Effect on the Company if the Merger is Not Completed (see page 29)
If the Merger Agreement is not adopted by the Company Stockholders, or if the Merger is not completed for any other reason:
•
the Company Stockholders will not be entitled to, nor will they receive, any payment for their shares of Company Common Stock pursuant to the Merger Agreement;

•
the Company will remain an independent public company, Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and the Company will continue to file periodic reports with the SEC with respect to Company Common Stock;

•
the Company anticipates that management will operate the business in a manner similar to that in which it is being operated today and Company Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the industry in which the Company operates and economic conditions;

•
the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this Proxy Statement;

•
the Board will continue to evaluate and review the Company’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board would be offered or that the Company’s business, prospects and results of operations would be adversely impacted); and

•
under certain specified circumstances, the Company may be required to pay DFH a termination fee in the amount of $31,300,000 (the “Company Termination Fee”). For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Company Termination Fee”.

For more information about the effect on the Company if the Merger is not completed, see the section of this Proxy Statement titled “The Merger — Effect on the Company if the Merger is Not Completed”.
Merger Consideration (see page 29)
Company Common Stock
At the Effective Time:
•
each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock (A)(1) held by the Company as treasury stock or held directly by DFH or Merger Sub, or (2) held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub), in each case, immediately prior to the Effective Time or (B) held by a holder who is entitled to, and has properly exercised and perfected his, her or its demand for appraisal rights in accordance with Section 262 of the DGCL with respect to such shares (“Dissenting Shares”), will be converted automatically into the right to receive $33.50 per share (the “Merger Consideration”), payable to the holder in cash, without interest, subject to any withholding of taxes required by applicable law and to be paid in accordance with the Merger Agreement;

•
each share of Company Common Stock held by the Company as treasury stock or held directly by DFH or Merger Sub immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof; and

•
each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub) immediately prior to the Effective Time will automatically be converted into such number of validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation or fraction thereof, such that the ownership percentage of any such subsidiary in the Surviving Corporation immediately following the Effective Time will equal the ownership percentage of such subsidiary in the Company immediately prior to the Effective Time.

At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares.
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a Company Stockholder (except that Company Stockholders who properly and validly exercise their appraisal rights, and do not withdraw their demands or otherwise lose their appraisal rights, will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this Proxy Statement titled “The Merger — Appraisal Rights”.
Treatment of Company Awards
Immediately prior to the Effective Time:
•
each outstanding option to purchase shares of Company Common Stock granted under a Company Equity Plan (each, a “Company Option”) will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common

Stock subject to such Company Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option. Any Company Options which have a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment;
•
each outstanding award of restricted shares of Company Common Stock granted under a Company Equity Plan that is subject to forfeiture or repurchase based on specified service-based vesting criteria (each, a “Company RSA”) and issued prior to the first day of the Company’s 2027 fiscal year will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (ii) the Merger Consideration;

•
each outstanding award of restricted shares of Company Common Stock granted under a Company Equity Plan that is subject to forfeiture or repurchase based on specified performance-based vesting criteria (each, a “Company Performance-Based RSA”) will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Performance-Based RSA (at target performance), multiplied by (ii) the Merger Consideration; and

•
each outstanding award of cash granted under a Company Equity Plan that is subject to specified performance-based vesting criteria (each, a “Company Performance-Based Cash Award”) will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the value of the Company Performance-Based Cash Award (at target performance).

For more information about the Merger Consideration, see the section of this Proxy Statement titled “The Merger — Merger Consideration”.
Recommendation of the Board and Reasons for the Merger (see page 45)
After careful consideration, the Board has unanimously (i) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (ii) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company Stockholders, (iii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other Transactions, (iv) subject to the terms of the Merger Agreement, recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement and (v) directed that the Merger Agreement be submitted to the Company Stockholders at the Special Meeting for their adoption.
Accordingly, the Board unanimously recommends that you vote your shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
For more information about the material factors considered by the Board in reaching its conclusions, see the section of this Proxy Statement titled “The Merger — Recommendation of the Board and Reasons for the Merger”.
Voting Agreement (see page 50)
Concurrently with the execution of the Merger Agreement, the Company entered into a Voting and Support Agreement (the “Voting Agreement”) with DFH, which held approximately 3.5% of the Company Common Stock outstanding as of the close of business on the Record Date, pursuant to which DFH has agreed to vote all of DFH’s shares of Company Common Stock in accordance with the terms thereof, including in favor of the adoption of the Merger Agreement and the approval of the Merger and any proposal to adjourn or postpone any meeting of the Company Stockholders to a later date if there are not sufficient votes to approve the Merger Agreement and against any Adverse Proposal (as defined in the Voting Agreement), including any Acquisition Proposal (as defined in the section of this Proxy Statement titled

“Proposal 1: The Merger Agreement Proposal — No Solicitation of Other Offers”) and any other action, proposal or transaction that would reasonably be expected to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise materially adversely affect, the Merger or the other Transactions. The Voting Agreement also includes certain restrictions on transfer of DFH’s shares of Company Common Stock and will terminate upon the earlier of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms.
A copy of the Voting Agreement is attached to this Proxy Statement as Annex D. For further discussion of the Voting Agreement, see the section of this Proxy Statement titled “The Merger — Voting Agreement”.
Opinions of the Company’s Financial Advisors (see page 51)
Opinion of J.P. Morgan Securities LLC (see page 51)
The Company retained J.P. Morgan Securities LLC (“J.P. Morgan”) as one of its financial advisors in connection with the Merger.
At the meeting of the Board on August 6, 2026, J.P. Morgan rendered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan has confirmed its August 6, 2026 oral opinion by delivering its written opinion, dated August 6, 2026, to the Board that, as of such date, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated August 6, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger and did not address any other aspect of the proposed Merger. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan.
The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed Merger or any other matter.
For a description of the opinion that the Board received from J.P. Morgan, see the section of this Proxy Statement titled “The Merger — Opinions of the Company’s Financial Advisors — Opinion of J.P. Morgan Securities LLC”.
Opinion of Moelis & Company LLC (see page 57)
In connection with the Merger, the Board received an oral opinion on August 6, 2026, which was subsequently confirmed by delivery of a written opinion dated August 6, 2026, from Moelis & Company LLC (“Moelis” and, together with J.P. Morgan, the “Financial Advisors”), one of the Company’s financial advisors, as to the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration to be received in the Merger by holders of Company Common Stock. The full text of Moelis’ written opinion dated August 6, 2026, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this Proxy Statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger. Moelis’ opinion is limited solely to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available with respect to the Company. Moelis’ opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Merger or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.
For a further discussion of Moelis’ opinion, see the section of this Proxy Statement titled “The Merger — Opinions of the Company’s Financial Advisors — Opinion of Moelis & Company LLC”.
Interests of the Company’s Directors and Executive Officers in the Merger (see page 67)
When considering the recommendation of the Board, the Company Stockholders should be aware that the Company’s directors and executive officers have certain interests in the Merger that may be different from, or in addition to, the interests of the Company Stockholders generally, including those interests listed below. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests include the following:
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accelerated vesting and payment in respect of Company Options, Company RSAs, Company Performance-Based RSAs, and Company Performance-Based Cash Awards;

•
severance and change of control agreements of each NEO (as defined in the section of this Proxy Statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”); and

•
continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the Merger Agreement Proposal is approved and the Closing occurs, the shares of Company Common Stock held by the Company’s directors and executive officers will be treated in the same manner as outstanding shares of Company Common Stock held by all other Company Stockholders. For more information, please see the section of this Proxy Statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”.
Financing of the Merger (see page 71)
In connection with the Merger, DFH has obtained financing commitments from certain financial institutions, which will be used to finance a portion of the consideration due under the Merger Agreement and fees and expenses related to the Transactions, subject to the terms and conditions set forth in the related commitment letters. The obligations of DFH and Merger Sub to consummate the Merger are not subject to any financing condition.
For more information, see the section of this Proxy Statement titled “The Merger — Financing of the Merger”.
Appraisal Rights (see page 71)
If the Merger is consummated, the Company Stockholders of record and beneficial owners of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person who do not vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement, properly demand appraisal of such shares of Company Common Stock in accordance with Section 262 of the DGCL (“Section 262”), continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock from the date of making such demand through the effective date of the Merger, and otherwise strictly comply with the statutory requirements of Section 262 will be entitled to seek an appraisal by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) of the “fair value” of their shares of Company Common Stock. The amount determined to be fair value by the court will be determined as of the Effective Time and could be more than, the same as, or less than the Merger Consideration. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 that is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Due to the complexity of the appraisal process, Company Stockholders and beneficial owners of shares of Company Common Stock who wish to seek appraisal of their shares or who wish to preserve their rights to do so should review the section of this Proxy Statement titled “The Merger — Appraisal Rights” and the applicable provisions of Section 262 carefully and are encouraged to seek the advice of legal counsel and financial advisors with respect to the exercise of appraisal rights since failure to timely and fully comply with the procedures set forth therein will result in the loss of such rights.
Generally, to exercise appraisal rights, Company Stockholders of record and beneficial owners of shares of Company Common Stock must: (1) properly and validly demand appraisal of such holder’s or owner’s shares of Company Common Stock before the vote is taken on the Merger Agreement Proposal; (2) not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement); (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger; (4) not validly withdraw their demands or otherwise lose their rights to appraisal; and (5) otherwise strictly comply with the statutory requirements, in which case, such Company Stockholder may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. However, given that the shares of Company Common Stock are listed on the NYSE (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the aggregate Merger Consideration in respect of such total number of shares exceeds $1,000,000.
Failure to follow exactly the procedures specified under Section 262 will result in the loss of appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this Proxy Statement, which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights. For more information, please see the section of this Proxy Statement titled “The Merger — Appraisal Rights”.
Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 78)
The receipt of cash by Company Stockholders in exchange for shares of Company Common Stock in the Merger will be a taxable transaction to U.S. Holders (as defined under the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes. Such receipt of cash by a Company Stockholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Company Common Stock surrendered in the Merger. Backup withholding may also apply to the cash payments made pursuant to the Merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.
Company Stockholders that are Non-U.S. Holders (as defined under the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Company Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States or under certain other circumstances (as described in the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”), but may be subject to the backup withholding rules described above unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.

For a more complete description of the U.S. federal income tax consequences of the Merger, see the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”. Company Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal income tax laws or the laws of any state, local, or non-U.S. taxing jurisdiction.
Regulatory Approvals Required for the Merger (see page 81)
Under the terms, and subject to the conditions, of the Merger Agreement, each of the Company, DFH and Merger Sub has agreed to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under the Merger Agreement and applicable law to cause the closing conditions set forth in the Merger Agreement to be satisfied and to consummate and make effective the Merger and the other Transactions as promptly as reasonably practicable, including taking the actions further described in the section of this Proxy Statement titled “The Merger — Regulatory Approvals Required for the Merger”.
DFH and the Company each filed or caused to be filed a notification and report form required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), with the Premerger Notification Office of the Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) on August 20, 2026. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-calendar day waiting period following the filing of the required HSR Act notification and report forms. Early termination of the waiting period under the HSR Act with respect to the Merger was granted on September 9, 2026.
At any time before or after the consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or seeking to require the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
For more information, please see the section of this Proxy Statement titled “The Merger — Regulatory Approvals Required for the Merger”.
The Merger Agreement Proposal (see page 83)
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this Proxy Statement and which is incorporated by reference in this Proxy Statement, is described in the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal”. Among other things, the Merger Agreement includes the below terms and obligations. Unless indicated otherwise, any capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
No Solicitation of Other Offers (see page 93)
From the date of the Merger Agreement until the earlier of the Effective Time or the date on which the Merger Agreement is validly terminated, if any, the Company and the Board (including any committee thereof) will not, and the Company will cause the Company’s subsidiaries not to, and instruct its and their respective Representatives not to, directly or indirectly:
•
solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly assist, encourage or facilitate any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
provide to any third party any non-public information relating to the Company or its subsidiaries or afford to any third party access to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or its subsidiaries, in any such case in connection with or with the intent to induce the making, submission or announcement of, or to knowingly assist, encourage or facilitate an Acquisition Proposal or any inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

•
participate or engage in discussions, communications or negotiations with any third party with respect to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.

Following the date of the Merger Agreement, the Company, the Company’s subsidiaries and its and their respective Representatives ceased any and all existing solicitation, discussions or negotiations with any persons (or provision of any nonpublic information to any persons) with respect to any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.
Notwithstanding these restrictions, at any time from and after the date of the Merger Agreement until the Company’s receipt of the Company Stockholder Approval, (i) the Company and its Representatives may inform any person or group (as defined under Section 13(d)(3) of the Exchange Act) of the existence of the restrictions described above, and (ii) if (x) the Company receives a bona fide written Acquisition Proposal from any third party that did not result, directly or indirectly, from a breach of the restrictions described above, and (y) the Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (2) the failure to take such actions would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, then the Company and its subsidiaries and the Board (or a committee thereof) may, directly or indirectly, through one or more of their Representatives, in response to such Acquisition Proposal, (A) if such third party has not already entered into an Acceptable Confidentiality Agreement with the Company, enter into an Acceptable Confidentiality Agreement with such third party that has made or delivered such Acquisition Proposal and (B) participate or engage in communications, discussions or negotiations with, furnish any non-public information relating to the Company or its subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its subsidiaries to such third party or its Representatives; provided that the Company must provide to DFH and its Representatives any non-public information that is provided to any third party or its Representatives (if such information was not previously made available to DFH) prior to or substantially concurrently with the time it is provided to such third party. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — No Solicitation of Other Offers”.
If the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company Stockholders for the purpose of entering into an Alternative Acquisition Agreement (as defined in the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — No Solicitation of Other Offers”) providing for a Superior Proposal, the Company is required to pay the Company Termination Fee to DFH. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Company Termination Fee”.
Conditions to the Closing of the Merger (see page 98)
The respective obligations of DFH, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:
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the receipt of the Company Stockholder Approval;

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no outstanding order or law enacted, promulgated, issued, entered, amended or enforced by any governmental entity that restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Transactions may be in effect (each restraint described by this bullet, a “Closing Legal Impediment”); and

•
the waiting period under the HSR Act and all timing agreements or commitments with or made to any governmental entity in connection with any legal proceeding under any antitrust law to delay or not to consummate the Transactions prior to a certain date, circumstance or event, will each have expired or been terminated.

In addition, the obligations of DFH and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by DFH or Merger Sub to the extent permitted by applicable law:
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the accuracy of the representations and warranties of the Company in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the date of the Merger Agreement and as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made;

•
the Company having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing;

•
since the date of the Merger Agreement, the absence of any Company Material Adverse Effect; and

•
the receipt by DFH of a certificate of the Company, dated as of the Closing Date and signed by an executive officer of the Company, certifying that the foregoing conditions set forth in the preceding three bullet points have been satisfied.

In addition, the obligations of the Company to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable law:
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the accuracy of the representations and warranties of DFH and Merger Sub in the Merger Agreement, as of the date of the Merger Agreement and as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made, except where the failure of any such representations and warranties to be true and correct, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of DFH or Merger Sub to timely consummate the Transactions;

•
DFH and Merger Sub having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing; and

•
the receipt by the Company of a certificate of DFH, dated as of the Closing Date and signed by an executive officer of DFH, certifying that the foregoing conditions set forth in the preceding two bullet points have been satisfied.

For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Conditions to the Closing of the Merger”.
Termination of the Merger Agreement (see page 106)
The Merger Agreement contains certain termination rights for the Company and DFH, as described below:
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by mutual written consent of DFH and the Company;

•
by either the Company or DFH at any time prior to the Effective Time:

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if the Effective Time has not occurred by 11:59 p.m., Eastern Time, on February 6, 2027, subject to an automatic three-month extension if necessary to obtain regulatory approval or to resolve an injunction relating to other specified governmental consents; provided that neither party will be entitled to terminate the Merger Agreement pursuant to this bullet if such party’s breach of the Merger Agreement has been the principal cause of the failure of the Closing to occur prior to such date;

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if the Special Meeting has concluded and the Company Stockholder Approval has not been obtained at such meeting; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party whose breach of the Merger Agreement has been the principal cause of the failure to obtain the Company Stockholder Approval; or

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if there is in effect any final, non-appealable Closing Legal Impediment; provided neither DFH nor the Company may terminate the Merger Agreement pursuant to this bullet if a breach of DFH’s or the Company’s, respectively, obligations under the Merger Agreement has been the principal cause of the entry of such Closing Legal Impediment; or

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by the Company:

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prior to the time at which the Company Stockholder Approval has been obtained, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; provided that (i) the Company has complied in all respects with the Company’s obligations described above under “— No Solicitation of Other Offers” (subject to the standards specified therein), (ii) the Company concurrently with the termination enters into the Alternative Acquisition Agreement related to such Superior Proposal and (iii) the Company will prior to or concurrently with (and as a condition to) such termination pay the Company Termination Fee to or for the account of DFH; or

•
if DFH or Merger Sub has breached any of their representations or warranties or failed to perform any of their covenants or other agreements contained in the Merger Agreement, such that any condition to the Company’s obligations to Closing would not be satisfied and such breach or failure to perform has not been cured prior to the earlier of (i) thirty business days after the Company provided written notice of such breach to DFH and (ii) the third business day prior to the Outside Date (as defined in the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement”); provided that the Company may not terminate the Merger Agreement pursuant to this bullet if at such time, the Company is then in breach of any of its covenants or agreements contained in the Merger Agreement, which breach would result in a failure of a condition of DFH’s obligations to the Closing to be satisfied; or

•
by DFH:

•
prior to the time at which the Company Stockholder Approval has been obtained, if the Board has effected a Change of Recommendation; or

•
at any time prior to the Effective Time, if the Company has breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in the Merger Agreement, such that any condition to DFH’s obligations to Closing would not be satisfied and such breach or failure to perform has not been cured prior to the earlier of (i) thirty business days after DFH provided written notice of such breach to the Company and (ii) the third business day prior to the Outside Date; provided that DFH may not terminate the Merger Agreement pursuant to this bullet if at such time, DFH or Merger Sub is then in breach of any of its covenants or agreements contained in the Merger Agreement, which breach would result in a failure of a condition to the Company’s obligations to Closing to be satisfied.

If the Merger Agreement is terminated under certain circumstances, such as if the Company terminates the Merger Agreement prior to the adoption of the Merger Agreement by Company Stockholders for the purpose of entering into an Alternative Acquisition Agreement providing for a Superior Proposal, the Company must pay DFH the Company Termination Fee of $31,300,000.
For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Company Termination Fee”.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement, and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under the caption “Where You Can Find More Information”.
Q:
Why am I receiving this Proxy Statement and proxy card or voting instruction form?

A:
You are receiving this Proxy Statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Board for use at the Special Meeting because you have been identified as a holder of Company Common Stock as of the close of business on the Record Date for the Special Meeting. This Proxy Statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company Common Stock with respect to such matters.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of Company Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement”. The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card”.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held exclusively online at 8:00 a.m., Eastern Time, on October 15, 2026, at www.virtualshareholdermeeting.com/BZH2026SM. To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on:

•
a proposal to approve the Merger Agreement Proposal;

•
a proposal to approve, on a non-binding, advisory basis, the Compensation Proposal; and

•
a proposal to approve the Adjournment Proposal.

Q:
Who is entitled to vote at the Special Meeting?

A:
Company Stockholders as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of Company Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Company Common Stock that such holder owned as of the close of business on the Record Date.

Q:
May I attend the Special Meeting and vote at the Special Meeting?

A:
Company Stockholders, including Company Stockholders of record and Company Stockholders who hold their shares in “street name” through banks, brokers or other nominees, are invited to attend the Special Meeting. To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.

Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive an amount in cash equal to $33.50, without interest thereon and subject to any applicable withholding taxes, for each share of Company Common Stock that you own immediately prior to the Effective Time, unless you are entitled to and have properly and validly exercised and not withdrawn, failed to perfect, or otherwise lost your appraisal rights under Section 262. You will not receive any shares of capital stock in the Surviving Corporation or DFH. For more information, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Merger Consideration”.

Q:
What will I receive for my Company Options, Company RSAs, Company Performance-Based RSAs, or Company Performance-Based Cash Awards, as applicable, if the Merger is completed?

A:
The Merger Agreement provides that immediately prior to the Effective Time:

•
each outstanding Company Option will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option. Any Company Options which have a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment;

•
each outstanding Company RSA that is issued prior to the first day of the Company’s 2027 fiscal year will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (ii) the Merger Consideration;

•
each outstanding Company Performance-Based RSA will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Performance-Based RSA (at target performance), multiplied by (ii) the Merger Consideration; and

•
each outstanding Company Performance-Based Cash Award will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the value of the Company Performance-Based Cash Award (at target performance).

Q:
What are the material U.S. federal income tax consequences of the Merger?

A:
The exchange of Company Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”) who exchanges shares of Company Common Stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States or under certain other circumstances (as described in the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”). Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local, or foreign taxing jurisdiction. For a more complete description of the U.S. federal income tax consequences of the Merger, see the section of this Proxy Statement titled “The Merger — Certain Material U.S. Federal Income Tax Consequences of the Merger”.

Q:
When do you expect the Merger to be completed?

A:
To complete the Merger, the Company is required to obtain the Company Stockholder Approval described in this Proxy Statement, and the other closing conditions under the Merger Agreement must be satisfied or waived. Assuming timely satisfaction of necessary closing conditions, including obtaining the Company Stockholder Approval, the Company currently expects to consummate the Merger in the fourth calendar quarter of 2026.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by the Company Stockholders or if the Merger is not completed for any other reason, Company Stockholders will not receive any payment for their shares of Company Common Stock. Instead, the Company will remain an independent public company, shares of Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act, and the Company will continue to file periodic reports with the SEC with respect to Company Common Stock. Under specified circumstances, the Company will be required to pay DFH the Company Termination Fee upon the termination of the Merger Agreement, as described in the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Company Termination Fee”.

Q:
What vote is required to approve the Merger Agreement Proposal?

A:
The affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote thereon as of the close of business on the Record Date is required to approve the Merger Agreement Proposal.

Q:
What is a “broker non-vote”?

A:
A “broker non-vote” occurs when a broker submits a proxy on behalf of a “street name” beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Such a “broker non-vote” would be counted for quorum purposes. However, the Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees provide brokers with discretionary authority to vote only on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine”. As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Accordingly, if you are a “street name” holder of Company Common Stock and you do not provide your bank, broker, trust, or other nominee with voting instructions, then your Company Common Stock will not be counted in determining the presence of a quorum. Given the Company’s expectation that there will be no broker non-votes at the Special Meeting, failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.

Q:
Why are Company Stockholders being asked to cast a non-binding, advisory vote to approve the Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require the Company to seek a non-binding, advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:
What vote is required to approve the Compensation Proposal?

A:
The affirmative vote of Company Stockholders holding a majority of all shares of Company Common

Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal is required for approval of the Compensation Proposal, on a non-binding, advisory basis.
Q:
What will happen if the Company Stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on the Company. Therefore, if the Merger Agreement Proposal is adopted and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to the Company’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire Proxy Statement and the annexes to this Proxy Statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this Proxy Statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares of Company Common Stock can be voted at the Special Meeting.

If you hold your shares of Company Common Stock in “street name”, please refer to the voting instruction forms provided by your commercial bank, broker, dealer, trust company, or other nominee to vote your shares of Company Common Stock.
Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:
Yes. If the Merger is consummated, the Company Stockholders of record and beneficial owners of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person who do not vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement, properly demand appraisal of such shares of Company Common Stock in accordance with Section 262, continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock from the date of making such demand through the effective date of the Merger, and otherwise strictly comply with the statutory requirements of Section 262 will be entitled to seek an appraisal by the Delaware Court of Chancery of the “fair value” of their shares of Company Common Stock. However, given that the shares of Company Common Stock are listed on the NYSE (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the aggregate Merger Consideration in respect of such total number of shares exceeds $1,000,000.

To exercise your appraisal rights, you must strictly follow the requirements set forth in Section 262. Appraisal rights will only be available to Company Stockholders and beneficial owners of shares of Company Common Stock, as the case may be, who properly deliver a written demand for an appraisal to the Company prior to the vote on the Merger Agreement Proposal at the Special Meeting and do not validly withdraw their demands, and who otherwise strictly comply with the procedures and requirements set forth in Section 262, which are summarized in this Proxy Statement. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262. The appraisal amount could be more than, the same as, or less than the amount a Company Stockholder will be entitled to receive under the terms of the Merger Agreement. Holders and beneficial owners of Company Common Stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. A copy of Section 262 is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Failure to comply with the provisions of Section 262 in a timely and proper manner may result in the loss of appraisal rights. For additional information, please see the section of this Proxy Statement titled “The Merger — Appraisal Rights”.
Q:
What happens if I sell or otherwise transfer my shares of Company Common Stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than both the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of Company Common Stock, but you will retain your right to vote those shares of Company Common Stock at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred shares of Company Common Stock.

Q:
What is the difference between holding shares as a Company Stockholder of record and as a beneficial owner?

A:
If your shares of Company Common Stock are registered directly in your name with our transfer agent, EQ, you are considered, with respect to those shares, to be the “stockholder of record”. In this case, this Proxy Statement and your proxy card have been sent directly to you by the Company.

If your shares of Company Common Stock are held through a commercial bank, broker, dealer, trust company, or other nominee, you are considered the “beneficial owner” of shares of Company Common Stock held in “street name”. In that case, this Proxy Statement has been forwarded to you by your commercial bank, dealer, broker, trust company, or other nominee who is considered, with respect to those shares of Company Common Stock, to be the stockholder of record. As the beneficial owner, you have the right to direct your commercial bank, dealer, broker, trust company, or other nominee how to vote your shares of Company Common Stock by following their instructions for voting.
Q:
If my broker holds my shares in “street name”, will my broker vote my shares for me?

A:
No. Your commercial bank, dealer, broker, trust company, or other nominee is permitted to vote your shares of Company Common Stock on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your commercial bank, dealer, broker, trust company, or other nominee on how to vote. You should follow the procedures provided by your commercial bank, dealer, broker, trust company, or other nominee to vote your shares of Company Common Stock. Given the Company’s expectation that there will be no broker non-votes at the Special Meeting, without instructions, your shares of Company Common Stock will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal, and which will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.

Q:
How may I vote?

A:
If you are a Company Stockholder of record (that is, if your shares of Company Common Stock are registered in your name with EQ, our transfer agent), there are four ways to vote:

•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to 11:59 p.m., Eastern Time, on October 14, 2026.

•
Vote in advance by telephone. Use the telephone number shown on your proxy card and follow the recorded instructions. The telephone voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on October 14, 2026.

•
Vote in advance via the Internet. Visit www.proxyvote.com and follow the instructions on the website. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on October 14, 2026.

•
Vote by attending (virtually) the Special Meeting. Attend the Special Meeting using the 16-digit control number included on your proxy card or voting instruction card that accompanied your proxy materials and vote at the Special Meeting via an electronic ballot.

If your shares are held through a nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee to instruct your broker on how to vote your shares of Company Common Stock.
We encourage you to vote by proxy by mail, telephone or over the Internet well in advance of the Special Meeting to ensure your shares of Company Common Stock are represented whether or not you decide to attend.
See the section of this Proxy Statement titled “The Special Meeting — Voting of Proxies” for additional information.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
If you are a Company Stockholder of record entitled to vote at the Special Meeting, you may change your vote by submitting a new proxy with a later date by Internet, telephone or mail (if applicable) or by voting at the Special Meeting, and you may revoke your proxy by filing a written revocation with the Company’s corporate secretary at 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319. Your attendance at the Special Meeting alone will not automatically revoke your proxy. If you vote in advance using one of the above methods, you may still attend and vote at the Special Meeting.

If your shares of Company Common Stock are held in “street name” by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
See the section of this Proxy Statement titled “The Special Meeting — Revocability of Proxies” for additional information.
Q:
How does the Board recommend that I vote?

A:
The Board unanimously recommends that you vote your shares of Company Common Stock (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the non-binding, advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.

Q:
If a Company Stockholder gives a proxy, how are the shares voted?

A:
The individuals named on the enclosed proxy card, or their substitutes, will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares of Company Common Stock should be voted for or against, or that the proxy should abstain from voting, on all, some or none of the specific items of business to come before the Special Meeting. If you properly sign your proxy card but do not mark the boxes showing how your shares of Company Common Stock should be voted on a matter, the shares represented by your properly signed proxy will be voted: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.

Q:
How do the Company’s directors and executive officers intend to vote?

A:
As of the close of business on the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, approximately 2,274,564 shares of Company Common Stock, representing approximately 8.5% of the shares of Company Common Stock outstanding as of the close of business on the Record Date. Although our directors and executive officers are not obligated to vote to adopt the Merger Agreement, we currently expect that each of our directors and executive officers will vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Q:
Are any Company Stockholders already committed to vote in favor of the Merger Agreement Proposal?

A:
Yes. Concurrently with the execution of the Merger Agreement, the Company entered into the Voting Agreement with DFH, which held approximately 3.5% of the Company Common Stock outstanding as of the close of business on the Record Date, pursuant to which DFH has agreed to vote all of DFH’s shares of Company Common Stock in favor of the Merger Agreement Proposal.

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of Company Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Company Common Stock. If you are a Company Stockholder of record and your shares of Company Common Stock are registered in more than one name, you will receive more than one proxy card.
Q:
Where can I find the voting results of the Special Meeting?

A:
The Company intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this Proxy Statement titled “Where You Can Find More Information”.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: +1 (800) 322-2885
Banks and Brokers may call collect: +1 (212) 929-5500
Email: proxy@mackenziepartners.com

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including with respect to the proposed transactions contemplated by the Merger Agreement (the “Transactions”), including the expected timetable for completing the Transactions, future opportunities for the combined businesses and the expected benefits of the proposed Transactions. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “intends”, “forecasts”, “should”, “estimates”, “contemplate”, “future”, “goal”, “potential”, “predict”, “project”, “projection”, “may”, “will”, “could”, “target”, “would”, “assuming”, and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this Proxy Statement, are not guarantees of future performance and reflect management’s current expectations. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made.
These statements involve certain risks, uncertainties and other factors beyond the Company’s control. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the Transactions may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Merger Agreement by the Company Stockholders and the receipt of required regulatory approvals and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the possibility that the Merger Agreement may be terminated in circumstances that require the Company to pay the Company Termination Fee; (v) unanticipated difficulties or expenditures relating to the Transactions, including the response of business partners and competitors to the announcement of the Transactions or difficulties in employee retention as a result of the announcement and pendency of the Transactions; (vi) risks that the Transactions disrupt current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the Transactions; (ix) the ability of DFH to obtain the financing arrangements set forth in the commitment letters received in connection with the Transactions; (x) risks relating to certain restrictions during the pendency of the Transactions that may impact the ability of the Company and DFH to pursue certain business opportunities or strategic transactions; (xi) risks that the benefits of the Transactions are not realized when and as expected; (xii) other factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC; and (xiii) the risks described in this Proxy Statement.
No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Company Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board for use at the Special Meeting.
Date, Time and Place
The Special Meeting will be held exclusively online at 8:00 a.m., Eastern Time, on October 15, 2026, at www.virtualshareholdermeeting.com/BZH2026SM. To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.
Purpose of the Special Meeting
At the Special Meeting, we will ask Company Stockholders to vote on proposals to (i) approve the Merger Agreement Proposal, (ii) approve, on a non-binding, advisory basis, the Compensation Proposal and (iii) approve the Adjournment Proposal. We know of no other business that will be presented for consideration at the Special Meeting. Unless otherwise required by law, business transacted at the Special Meeting will be limited to the matters stated in this Proxy Statement.
Company Stockholders must approve the Merger Agreement Proposal for the Merger to be consummated. If the Company Stockholders fail to approve the Merger Agreement Proposal, the Merger will not be consummated. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement, which we urge you to read carefully in its entirety.
Record Date; Shares Entitled to Vote; Quorum
Only Company Stockholders as of the close of business on the Record Date are entitled to notice of the Special Meeting, and to vote at the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any Company Stockholder at 2002 Summit Boulevard NE, 15th Floor, Atlanta, Georgia 30319, for purposes relating to the Special Meeting, during ordinary business hours for a period of ten days before the Special Meeting.
The holders of a majority of the shares of Company Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person (virtually) or represented by proxy, will constitute a quorum at the Special Meeting. On the Record Date, there were 26,679,623 shares of Company Common Stock outstanding and entitled to vote at the Special Meeting, meaning that 13,339,812 shares of Company Common Stock must be represented in person (virtually) or by proxy at the Special Meeting to have a quorum. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies to approve the Merger Agreement Proposal.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement Proposal as of the close of business on the Record Date is required to approve the Merger Agreement Proposal. As of the close of business on the Record Date, 13,339,812 shares constitute a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement Proposal. Adoption of the Merger Agreement by Company Stockholders is a condition to the closing of the Merger.
Approval of the Compensation Proposal, on a non-binding, advisory basis, requires, assuming a quorum is present, the affirmative vote of Company Stockholders holding a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.
If a quorum is not present, approval of the adjournment of the Special Meeting requires approval of the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy at the Special Meeting. If, however, a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. Abstentions are treated the same under either standard. Although broker non-votes would be treated as a vote “AGAINST” the Adjournment Proposal under the voting standard applicable if a quorum is not present but not under the voting standard applicable if a quorum is present, because the Company does not expect any broker non-votes at the Special Meeting, the Company expects that there would be no practical substantive difference between the two voting standards.
If a Company Stockholder is present in person (virtually) or by proxy at the Special Meeting but abstains from voting, that abstention will be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as if the Company Stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.
If no instructions as to how to vote are given in a validly executed, duly returned, and not revoked proxy, the proxy will be voted (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
The Company does not expect any broker non-votes at the Special Meeting because the stock exchange rules applicable to banks, brokers, and other nominees provide brokers with discretionary authority to vote only on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is expected to be considered “non-routine”. As a result, no broker would be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions. Given the Company’s expectation that there will be no broker non-votes at the Special Meeting, failure to instruct your broker on how to vote your shares of Company Common Stock will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and will have no effect on the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.
Stock Ownership and Interests of Certain Persons
As of the close of business on the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,274,564 shares of Company Common Stock, representing approximately 8.5% of the shares of Company Common Stock outstanding on the Record Date.
Although our directors and executive officers are not obligated to vote to adopt the Merger Agreement, we currently expect that each of our directors and executive officers will vote all of their respective shares of Company Common Stock (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Additionally, DFH, which held approximately 3.5% of the Company Common Stock outstanding as of the close of business on the Record Date, has agreed to vote all of DFH’s shares of Company Common Stock in accordance with the terms of the Voting Agreement.
Voting of Proxies
If, at the close of business on the Record Date, your shares of Company Common Stock were registered in your name with our transfer agent, EQ, you may cause your shares of Company Common Stock to be voted by returning a signed proxy card in the accompanying prepaid envelope, or you may vote at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available, and follow the instructions on the proxy card, to grant a proxy electronically over the Internet or by telephone. Based on your proxy card or Internet and telephone proxies, the proxy holders will vote your shares of Company Common Stock according to your directions.
Voting instructions are included on your proxy card. All shares of Company Common Stock represented by properly signed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the Company Stockholders. Properly signed proxies that do not contain voting instructions will be voted: (i) “FOR” the Merger Agreement Proposal; (ii) “FOR” the non-binding, advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
If, at the close of business on the Record Date, your shares of Company Common Stock are held in “street name” through a commercial bank, dealer, broker, trust company, or other nominee, you may vote through your commercial bank, dealer, broker, trust company, or other nominee by completing and returning the voting form provided by your commercial bank, dealer, broker, trust company, or other nominee or attending the Special Meeting and voting with a “legal proxy” from your commercial bank, dealer, broker, trust company, or other nominee. Given the Company’s expectation that there will be no broker non-votes at the Special Meeting, if you do not instruct your commercial bank, dealer, broker, trust company, or other nominee how to vote and do not attend the Special Meeting and vote with a “legal proxy” from your commercial bank, dealer, broker, trust company, or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal, but will have no effect on the Compensation Proposal (assuming a quorum is present) and the Adjournment Proposal other than reducing the number of affirmative votes required to achieve a majority as to such matters by reducing the total number of shares of Company Common Stock relative to which the majority is calculated.
Revocability of Proxies
If you are a Company Stockholder of record entitled to vote at the Special Meeting, you may revoke or change your proxy by submitting a new proxy with a later date by Internet, telephone or mail (if applicable), by voting at the Special Meeting or by filing a written revocation with the Company’s corporate secretary at 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319. Your attendance at the Special Meeting alone will not automatically revoke your proxy. If you vote in advance using one of the above methods, you may still attend and vote at the Special Meeting. At the time the Special Meeting occurs, the most current proxy card or telephone or Internet proxy is the one that is counted.
If your shares of Company Common Stock are held in “street name” by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
Adjournments
Although it is not currently expected, it is possible that we may seek to adjourn the Special Meeting from time to time, including to ensure that any necessary supplement or amendment to this Proxy Statement is provided to Company Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. If a quorum is not present, approval of such adjournment requires approval of the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy at the Special Meeting. If, however, a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. Abstentions are treated the same under either standard. Although broker non-votes would be treated as a vote “AGAINST” the Adjournment Proposal under the voting standard applicable if a quorum is not present but not under the voting standard applicable if a quorum is present, because the Company does not expect any broker non-votes at the Special Meeting, the Company expects that there would be no practical substantive difference between the two voting standards. At such adjourned meeting, at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If such adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Company Stockholder entitled to vote at the meeting.
The Board’s Recommendation
After careful consideration, the Board has unanimously (a) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company Stockholders, (c) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the Transactions, (d) subject to the terms of the

Merger Agreement, recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement and (e) directed that the Merger Agreement be submitted to the Company Stockholders at the Special Meeting for their adoption.
Accordingly, the Board recommends that you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the non-binding, advisory Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Expenses of Proxy Solicitor
The expense of preparing, printing, and mailing materials related to the Special Meeting is being borne by the Company. The Company has retained MacKenzie Partners, Inc. as proxy solicitor at a cost of approximately $25,000, plus reimbursement for customary out-of-pocket expenses incurred in connection with the solicitation.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available through the “SEC Reports” section of the Company’s investor relations website at https://ir.beazer.com/financial-information/sec-filings.
Attending the Special Meeting
Only Company Stockholders, including Company Stockholders of record and Company Stockholders who hold their shares in “street name” through banks, brokers, or other nominees, are invited to attend the Special Meeting. Company Stockholders will be able to attend (virtually) the Special Meeting by visiting www.virtualshareholdermeeting.com/BZH2026SM. To virtually participate in the Special Meeting, visit the Special Meeting Website and enter the 16-digit control number provided on your proxy card or voting instruction card. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting, or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: +1 (800) 322-2885
Banks and Brokers may call collect: +1 (212) 929-5500
Email: proxy@mackenziepartners.com

THE MERGER
This description of the proposed Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this Proxy Statement as Annex A and incorporated into this Proxy Statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.
Parties Involved in the Merger
Beazer Homes USA, Inc.
The Company is a nationally recognized homebuilder committed to building homes and communities designed with the intention of inspiring sustainable and healthier living. With personalized options and expert guidance, the Company empowers homebuyers with competitive mortgage choices and energy saving features that make homeownership more attainable. Operating across 13 states in the West, East, and Southeast geographic regions of the United States, the Company offers a diverse portfolio of products tailored to meet the evolving needs of homebuyers that value a well-constructed and energy efficient home.
The Company was incorporated in Delaware in 1993. The Company’s principal executive offices are located at 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319, and the Company’s telephone number is (770) 829-3700.
Company Common Stock is currently listed on the NYSE under the symbol “BZH”.
Additional information about the Company is contained in its public filings, certain of which we incorporate by reference herein. See “Where You Can Find More Information” of this Proxy Statement.
Dream Finders Homes, Inc.
DFH designs, builds and sells homes primarily in high-growth markets using its asset-light lot acquisition strategy. DFH’s primary focus is on constructing and selling single-family homes across entry-level, first-time move-up, second-time move-up and active adult homes. DFH also sells homes to third-party investors that intend to lease the homes (“built-for-rent contracts”). DFH’s home offerings are marketed under various brands, including Dream Finders Homes, DF Luxury, Reverie Active Adult Lifestyle by Dream Finders Homes, Craft Homes and Coventry Homes.
DFH’s principal executive offices are located at 14701 Philips Highway, Suite 300, Jacksonville, Florida 32256, and DFH’s telephone number is (904) 644-7670.
DFH’s Class A common stock is currently listed on the NYSE under the symbol “DFH”.
Bulldogs Merger Sub, Inc.
Merger Sub is a Delaware corporation and a wholly owned subsidiary of DFH that was incorporated on August 6, 2026 solely for the purpose of engaging in the Merger, and has not engaged in any business or other activities other than those incident to its formation and as contemplated by the Merger Agreement. Upon completion of the Merger, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. Merger Sub’s principal executive offices are located at 14701 Philips Highway, Suite 300, Jacksonville, Florida 32256, and Merger Sub’s telephone number is (904) 644-7670.
Effect of the Merger
On the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, and in accordance with the DGCL, Merger Sub will merge with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the Surviving Corporation and a wholly owned subsidiary of DFH. As a result of the Merger, Company Common Stock will no longer be publicly traded, and will be delisted from the NYSE. In addition, Company Common Stock will be deregistered under the Exchange Act, and the Company will no longer file periodic or other reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of an executed certificate of merger with the Secretary of State of the State of Delaware (or at such later date or time as may be specified in the certificate of merger and agreed to in writing by the parties to the Merger Agreement in accordance with the DGCL).
Effect on the Company if the Merger is Not Completed
If the Merger Agreement is not adopted by the Company Stockholders, or if the Merger is not completed for any other reason:
•
the Company Stockholders will not be entitled to, nor will they receive, any payment for their shares of Company Common Stock pursuant to the Merger Agreement;

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the Company will remain an independent public company, Company Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and the Company will continue to file periodic reports with the SEC with respect to Company Common Stock;

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the Company anticipates that management will operate the business in a manner similar to that in which it is being operated today and Company Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the industry in which the Company operates and economic conditions;

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the price of Company Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which it trades as of the date of this Proxy Statement;

•
the Board will continue to evaluate and review the Company’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board would be offered or that the Company’s business, prospects and results of operations would be adversely impacted); and

•
under certain specified circumstances, the Company may be required to pay DFH the Company Termination Fee. For more information, please see the sections of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Termination of the Merger Agreement” and “Proposal 1: The Merger Agreement Proposal — Company Termination Fee”.

Merger Consideration
Company Common Stock
At the Effective Time:
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each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock (A)(1) held by the Company as treasury stock or held directly by DFH or Merger Sub, or (2) held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub), in each case, immediately prior to the Effective Time or (B) that are Dissenting Shares, will be converted automatically into the right to receive the Merger Consideration, payable to the holder in cash, without interest, subject to any withholding of taxes required by applicable law and to be paid in accordance with the Merger Agreement;

•
each share of Company Common Stock held by the Company as treasury stock or held directly by DFH or Merger Sub immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof; and

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each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub) immediately prior to the Effective Time will automatically be converted into such number of validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation or fraction thereof, such that the ownership percentage of any such subsidiary in the Surviving Corporation immediately following the Effective Time will equal the ownership percentage of such subsidiary in the Company immediately prior to the Effective Time.

At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares.
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a Company Stockholder (except that Company Stockholders who properly and validly exercise their appraisal rights, and do not withdraw their demands or otherwise lose their appraisal rights, will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this Proxy Statement titled “The Merger — Appraisal Rights”.
Treatment of Company Awards
Immediately prior to the Effective Time:
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each outstanding Company Option will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option. Any Company Options which have a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment;

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each outstanding Company RSA that is issued prior to the first day of the Company’s 2027 fiscal year will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (ii) the Merger Consideration;

•
each outstanding Company Performance-Based RSA will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Performance-Based RSA (at target performance), multiplied by (ii) the Merger Consideration; and

•
each outstanding Company Performance-Based Cash Award will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the value of the Company Performance-Based Cash Award (at target performance).

Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board, the Company’s senior management team or any other parties, their respective affiliates or the advisors or representatives of each of the foregoing but is instead a summary of material developments over the course of such discussions and negotiations.
The Board actively evaluates and oversees the management team’s execution of the Company’s strategic objectives, and, as part of these oversight responsibilities, the Board regularly reviews, considers and assesses the Company’s business and operations, financial performance and competitive position, with the goal of enhancing value for the Company’s stockholders over the long term. In connection with this process, the Board, from time to time, also reviews, considers and assesses potential financial and strategic alternatives to the continued pursuit of the Company’s existing operating strategy as a standalone public company, including potential opportunities for acquisitions, divestitures and other business combinations and investments. During these evaluations, the Board takes into account, among other important factors, industry conditions, the Company’s liquidity and operating positions, its past performance and its long-term strategic objectives.
Following these historical evaluations, the Board has consistently concluded that remaining independent while executing its existing operating strategy represented the optimal path to long-term value creation for the Company’s stockholders. More specifically, and since their introduction in 2023, the Company has articulated to its stockholders its belief that the Company’s publicly disclosed multi-year goals (the “Multi-Year Goals”) — which were focused on growing community count, de-leveraging the balance sheet and growing book value per share — were the optimal path for enhancing stockholder value, absent a specific transaction offering superior value with increased certainty.
On July 21, 2025, representatives of an investment fund purporting to be one of the Company’s top ten stockholders (“Fund A”) contacted Allan P. Merrill, the Company’s Chairman, President and Chief Executive Officer, requesting a meeting, which was held in early August 2025 with Mr. Merrill and the Company’s Chief Financial Officer, David I. Goldberg. During that meeting, Fund A asserted, among other things, that the Company’s lack of scale and leveraged balance sheet created operational and financial risk, resulting in limited alternative pathways for the Board and the Company’s senior management team to generate meaningful stockholder value. Fund A further asserted that these factors resulted in the Company’s shares trading at a discount to other publicly-traded homebuilders with greater scale and financial flexibility. As a result, Fund A contended that the best path to maximizing value for the Company’s stockholders was for the Board to conduct a comprehensive sale process for the Company. Following this meeting, the Board held several meetings with members of the Company’s senior management team and representatives of J.P. Morgan, Moelis (the Company’s financial advisors) and the Company’s outside counsel, King & Spalding LLP (“King & Spalding”), to discuss Fund A’s assertions and sale-process request, among other considerations. In addition, during August 2025, Norma A. Provencio, the Company’s Lead Independent Director, and certain other directors met with Fund A to hear its concerns and perspectives directly. Following these meetings, and after thoroughly weighing the potential risks and benefits of engaging in a sale process for the Company against the risks and benefits of executing its standalone business plan, the Board informed Fund A that it had determined that continuing to execute the Company’s business plan and Multi-Year Goals, including increasing community count, de-leveraging the balance sheet and growing book value per share, represented, in its view, a better long-term value opportunity for the Company’s stockholders than pursuing a potential sale process at that time. Thereafter, Fund A submitted three director nominations for election to the Board at the Company’s upcoming annual meeting of stockholders to be held on February 5, 2026. In early September 2025, the Company informed Fund A by letter that its nominations did not comply with the advance notice provisions of the Company’s bylaws and that Fund A’s nominees would not be considered at the Company’s upcoming annual meeting of stockholders. Subsequently, Fund A determined not to further pursue nominating directors for election to the Board at the Company’s upcoming annual meeting of stockholders, and the Company continued to execute on its standalone strategy and pursue its business plan and Multi-Year Goals.
On December 5, 2025, the Chief Executive Officer of a real estate development company that maintained an existing business relationship with the Company (“Party A”) contacted Mr. Merrill to express Party A’s interest in exploring additional opportunities to deepen the relationship between the Company and Party A, including through a potential strategic combination. The parties did not discuss the specific terms of a transaction during this call, and Mr. Merrill informed the Chief Executive Officer of Party A that the Company was currently focused on executing its standalone business plan but that he would nevertheless report their discussion to Ms. Provencio to determine whether there was support for having further dialogue. Following this call, Mr. Merrill briefed Ms. Provencio on his discussion with the Chief Executive Officer of Party A and Ms. Provencio was supportive of the parties moving forward with exploring potential value creation opportunities. Accordingly, on December 15, 2025, the Company and Party A executed a customary confidentiality agreement containing a 12-month “standstill” provision, which is a provision that generally prohibits the recipient of the other party’s confidential information from initiating and conducting certain unsolicited and “hostile” actions against the provider of the confidential information (including seeking to acquire control under certain defined circumstances as well as taking certain other actions intended to control or influence its management or board of directors). The standstill provision contained a “fall-away” provision, which allowed the standstill to automatically terminate if, among other things, the Company entered into a definitive agreement for the sale of a majority of the Company’s equity securities or consolidated assets. Thereafter, Party A was provided certain information regarding the Company.
Between December 2025 and January 2026, several diligence calls between Party A and the Company with respect to their respective businesses and long-term growth strategies were held. On January 5 and 6, 2026, the Chief Executive Officer of Party A and Mr. Merrill met in person to discuss opportunities for increased collaboration between their two companies and areas where the companies could potentially generate meaningful synergies, but specific transaction terms were not discussed during these meetings.
On January 13, 2026, a representative of an investment management company sent Mr. Merrill an unsolicited email introducing Patrick Zalupski, the Founder, Co-Chairman, President and Chief Executive Officer of DFH, to Mr. Merrill. Following this introduction, on January 16, 2026, Mr. Zalupski contacted Mr. Merrill by telephone to express his interest in a potential transaction between the Company and DFH. No purchase price or other transaction terms were discussed during the call.
On January 20, 2026, Mr. Merrill discussed Mr. Zalupski’s interest in a potential transaction by telephone with Ms. Provencio.
On January 29, 2026, Mr. Zalupski informed Mr. Merrill by email that DFH intended to submit a proposal to acquire the Company after DFH had completed its analysis of the Company based on publicly available information. Mr. Merrill promptly informed the Board that DFH intended to submit such a proposal.
On February 4, 2026, the Board held a meeting with members of the Company’s management team and representatives of King & Spalding present. Mr. Merrill discussed with the Board the outreach from Mr. Zalupski. Representatives of King & Spalding discussed with the members of the Board their fiduciary duties, both generally and in the context of a potential unsolicited transaction, as well as how the Board might evaluate a potential sale transaction. Following the discussion, the Board determined that its perspective on executing its business plan and Multi-Year Goals had not changed since the summer and fall of 2025, but that it would consider any bona fide acquisition proposal received by the Company.
On February 5, 2026, Mr. Zalupski sent Mr. Merrill a letter by email, dated February 4, 2026, containing a preliminary non-binding proposal to acquire 100% of the Company Common Stock for $28.50 per share in cash (the “February 5 DFH Proposal”), representing a 24.9% premium to the closing price for shares of Company Common Stock of $22.81 on February 3, 2026, the last trading day before the date of the letter containing the February 5 DFH Proposal. The letter from DFH also included “highly confident” letters from certain financing sources. The offer letter stated that the February 5 DFH Proposal was subject to a number of contingencies, including entering into an exclusivity agreement with DFH pursuant to which the Company would agree to negotiate with DFH on an exclusive basis for a period of 30 days, and requested that the Company reply within two weeks. Mr. Merrill promptly informed the Board of the February 5 DFH Proposal.
On February 5, 2026, following the Company’s annual meeting of stockholders, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, the Company’s management team led a review of the Company’s three-year financial forecast prepared by the management team for fiscal years 2026 through 2028 (the “February 2026 Company Forecast”, as described below in the section of this Proxy Statement titled “— Certain Company Financial Forecasts — February 2026 Company Forecast”).
Following this discussion, the Board discussed the potential risks and benefits of the February 5 DFH Proposal as well as the Board’s views regarding the Company’s Multi-Year Goals and business plan, financial performance expectations, operational priorities, market trends and key risks. Representatives of J.P. Morgan and Moelis then discussed the status of the mergers and acquisitions market generally and within the homebuilding sector more specifically. In addition, background information regarding DFH, including its recent financial performance and its “land-light” operating strategy, was also provided by representatives of J.P. Morgan and Moelis. Representatives of King & Spalding also further discussed the Board’s fiduciary duties.

The Board also discussed potential implications if the February 5 DFH Proposal became public, and the disruption to the Company’s business and the distraction for the management team and other employees it could cause, among other considerations and therefore directed the management team to take appropriate steps to prepare for this contingency, including developing a robust communications and engagement plan to address investors, employees and other key constituencies.
Following these discussions, and based on the Board’s belief that, among other things, the February 5 DFH Proposal undervalued the Company and executing the Company’s Multi-Year Goals and business plan represented a better path for maximizing stockholder value as compared to the February 5 DFH Proposal, the Board determined that the February 5 DFH Proposal was not in the best interests of the Company’s stockholders and did not establish an appropriate basis for discussions with DFH regarding a potential strategic transaction. In connection with this discussion, the Board noted that it remained committed to acting in the best interests of the Company’s stockholders and would continue to evaluate potential opportunities to enhance stockholder value as appropriate. The Board authorized the Company’s management team, with the assistance of J.P. Morgan, Moelis and King & Spalding, to inform DFH that the Board had determined that the February 5 DFH Proposal was not in the best interests of the Company’s stockholders and did not intend to further engage with DFH regarding a potential strategic transaction at that time.
On February 10, 2026, representatives of Party A and members of the Company’s management team met at the Company’s offices to discuss the Company’s ordinary-course 2026 business and development strategies and opportunities.
On February 13, 2026, Tri Pointe Homes, Inc., a national homebuilder with a presence in 13 states and the District of Columbia (“Tri Pointe”), and Sumitomo Forestry Co., Ltd. (“Sumitomo”), a Japan-based forestry, timber and homebuilding company, jointly announced that they had entered into a definitive agreement for Sumitomo to acquire Tri Pointe for $4.5 billion. Following this announcement, a number of market commentators noted that Sumitomo’s acquisition of Tri Pointe was an indicator of the increasing importance of scale in the U.S. homebuilding sector and predicted that further industry consolidation was likely, particularly among small- and mid-cap homebuilders.
On February 19, 2026, Mr. Merrill informed Mr. Zalupski by email that the Board had determined that the February 5 DFH Proposal was not in the best interests of the Company’s stockholders and that the Board intended not to engage with DFH regarding a potential strategic transaction at that time.
On March 17, 2026, representatives of DFH sent Mr. Merrill a letter containing a revised preliminary non-binding proposal to acquire 100% of the Company Common Stock for $29.00 per share in cash (the “March 17 DFH Proposal”), representing a 37.7% premium to the closing price for shares of Company Common Stock of $21.06 on March 16, 2026, the last trading day before the March 17 DFH Proposal, and an increase of $0.50 per share, as compared to the February 5 DFH Proposal. Once again, the offer letter stated that the March 17 DFH Proposal was subject to a number of contingencies, including the Company entering into a 30-day exclusivity agreement with DFH, during which the parties would seek to negotiate and finalize a transaction on an exclusive basis. The March 17 DFH Proposal stated that DFH was prepared to publicly disclose that it had submitted such proposal to the Board if the Board did not meaningfully engage with DFH regarding a potential strategic transaction, and requested that the Company reply by March 20, 2026. Mr. Merrill promptly informed the Board of the March 17 DFH Proposal.
Also on March 17, 2026, the Company announced an increase in its senior unsecured revolving credit facility by $160 million to $525 million as well as the extension of the credit facility’s term by two years to March 2030, further strengthening the Company’s balance sheet and, in the view of the Board and the management team, demonstrating its lenders’ confidence in the Company’s standalone business plan.
On March 18, 2026, the Board held a meeting to discuss the March 17 DFH Proposal with members of the Company’s management team and representatives of King & Spalding present. After the Company’s management team updated the Board on the Company’s most recent financial and operating performance, as well as the recently announced Sumitomo-Tri Pointe transaction, the management team reviewed the potential risks and benefits of the March 17 DFH Proposal with the Board. The Board also discussed with representatives of J.P. Morgan, Moelis and King & Spalding that the March 17 DFH Proposal stated that DFH was prepared to take its offer directly to the Company’s stockholders absent meaningful engagement from the Company, including the potential implications of DFH making its prior offers public. Following that discussion, the Board discussed, among other things, its views regarding the Company’s Multi-Year Goals and business plan, and its continued belief that they represented a better path for maximizing stockholder value at that time, particularly in light of the fact the March 17 DFH Proposal represented less than a 2% increase from the February 5 DFH Proposal. Accordingly, the Board authorized the Company’s management team, with the assistance of J.P. Morgan, Moelis and King & Spalding, to inform DFH that the Board had determined that the March 17 DFH Proposal was not in the best interests of the Company’s stockholders and that the Board did not intend to further engage with DFH regarding a potential strategic transaction at that time.
On March 20, 2026, Mr. Merrill sent Mr. Zalupski a letter by email stating that the Board had determined that the March 17 DFH Proposal was not in the best interests of the Company’s stockholders and that the Board intended not to engage with DFH regarding a potential strategic transaction at that time.
On March 24, 2026, representatives of DFH re-affirmed to representatives of Moelis that DFH was prepared to publicly disclose that it had submitted proposals regarding a potential strategic transaction with the Company if the Board did not meaningfully engage with DFH regarding a potential strategic transaction. Accordingly, representatives of J.P. Morgan, Moelis and King & Spalding discussed this update and its potential implications with members of the Company’s management team and reviewed the preparations the Company had taken in the event DFH’s proposals became public.
On April 30, 2026, after trading hours, the Company reported its results of operations for the fiscal quarter ended March 31, 2026, which missed consensus estimates. The closing price for shares of Company Common Stock on May 1, 2026, the first trading day after the Company reported its results, was $20.63.
On May 5, 2026, after trading hours, representatives of DFH sent Mr. Merrill a letter containing a revised preliminary non-binding proposal to acquire 100% of the Company Common Stock for $25.75 per share in cash (the “May 5 DFH Proposal”), representing a 40.3% premium to the closing price for shares of Company Common Stock of $18.35 on May 5, 2026, and a decrease of $3.25 per share as compared to the March 17 DFH Proposal. While the other terms of the May 5 DFH Proposal were substantially similar to its prior proposals (including the condition that the Company enter into a 30-day exclusivity agreement with DFH during which the parties would seek to negotiate and finalize a transaction), the May 5 DFH Proposal stated that DFH was prepared to publicly disclose that it had submitted such proposal to the Board if the Board did not meaningfully engage with DFH regarding a potential strategic transaction, and requested that the Company reply by May 8, 2026. Mr. Merrill promptly informed the Board of the May 5 DFH Proposal, and informed Mr. Zalupski by email that the Company expected to respond to the May 5 DFH Proposal following its regularly scheduled Board meeting on May 11, 2026.
On May 10, 2026, Mr. Zalupski informed Mr. Merrill by email of DFH’s intention to publicly announce the May 5 DFH Proposal the next day.
On May 11, 2026, before the commencement of trading, DFH issued a press release disclosing that it had submitted the May 5 DFH Proposal to the Board. The offer price of $25.75 per share from the May 5 DFH Proposal represented a 37.2% premium to the closing price for shares of Company Common Stock of $18.77 (the “Unaffected Stock Price”) on May 8, 2026, the last trading day before DFH publicly disclosed that it had submitted the May 5 DFH Proposal to the Board. The press release issued by DFH further stated that DFH had acquired shares of Company Common Stock such that DFH was one of the Company’s top ten stockholders and included copies of the proposals that DFH had sent to Mr. Merrill on February 5, 2026, March 17, 2026 and May 5, 2026.
Later on May 11, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, the Board discussed the potential risks and benefits of the May 5 DFH Proposal, including the fact that the May 5 DFH Proposal represented a decrease of $3.25 per share as compared to the March 17 DFH Proposal and continued to undervalue the Company. The Board also discussed the market’s reaction to and the impact on the Company’s stock price as a result of DFH’s press release disclosing its submission of the May 5 DFH Proposal earlier that morning as well as other likely implications of DFH’s disclosure, including turnover in the Company’s stockholder base, disruption to the Company’s business and the distraction for the management team and other employees. In connection with this discussion, the Board authorized the management team to take certain actions as more fully described below.
Representatives of J.P. Morgan and Moelis then provided the Board with an update regarding the macroeconomic landscape, highlighting various factors that were putting downward pressure on the market and consumer sentiment more broadly, including the war in Iran and high inflation, among other factors. Representatives of J.P. Morgan and Moelis then discussed the homebuilding sector more specifically and reviewed, among other things, how the challenging operating environment had continued to negatively impact financial results and stock prices within the sector.
Following this discussion, the Board determined that the May 5 DFH Proposal continued to undervalue the Company, was not in the best interests of the Company’s stockholders and did not establish an appropriate basis for discussions with DFH regarding a potential strategic transaction. Accordingly, the Board authorized the Company’s management team, with the assistance of J.P. Morgan, Moelis and King & Spalding, to inform DFH that the Board had determined that the May 5 DFH Proposal was not in the best interests of the Company’s stockholders and that the Board did not intend to further engage with DFH regarding a potential strategic transaction at that time. The Board also authorized the management team to issue a press release in response to DFH’s press release issued earlier that morning confirming the Board’s rejection of DFH’s proposals and the reasons supporting its determination.
As discussed above, the Board recognized that the press release issued by DFH earlier that morning would likely have several implications for the Company, including the potential for generating unsolicited inbound interest from parties inquiring whether the Company would be open to considering strategic transactions. Accordingly, notwithstanding the conclusion by the Board that continuing to execute on the Company’s Multi-Year Goals and business plan was the optimal path for maximizing stockholder value at that time, the Board determined that it would be in the best interests of the Company’s stockholders for the management team to engage with any such parties to explore whether there may be a transaction capable of offering the Company’s stockholders superior value with increased certainty. Accordingly, the Board authorized the management team, with the assistance of J.P. Morgan, Moelis and King & Spalding, to engage with such parties as appropriate and directed the management team to keep the Board promptly updated of any material developments in this regard.
Also on May 11, 2026, a representative of a strategic party (“Party B”) contacted a representative of J.P. Morgan and expressed interest in discussing a potential strategic combination with the Company. The representative of Party B noted that Party B would likely be hiring advisors to assist with its evaluation of such a potential transaction and would be in further communication after doing so.
Following the Board meeting on May 11, 2026, after trading hours, the Company issued a press release confirming that the Board, with the assistance of J.P. Morgan, Moelis and King & Spalding, had evaluated the February 5 DFH Proposal, the March 17 DFH Proposal and the May 5 DFH Proposal and unanimously determined that those proposals undervalued the Company, were not in the best interests of the Company’s stockholders and did not establish an appropriate basis for discussions with DFH regarding a potential strategic transaction.
Following the issuances of DFH’s and the Company’s respective press releases on May 11, 2026, Mr. Merrill and/or Mr. Goldberg met with certain stockholders of the Company, where the general consensus was that the Company should explore strategic alternatives, including a potential sale of the Company, but that any such sale should be at a price higher than the $25.75 per share that was then currently being offered pursuant to the May 5 DFH Proposal.
On May 18, 2026, Mr. Merrill received an unsolicited inquiry from the Chief Executive Officer of Party A requesting a call and, on May 20, 2026, Mr. Merrill and the Chief Executive Officer of Party A spoke by telephone. During the call, the Chief Executive Officer of Party A discussed Party A’s interest in re-engaging with the Company on a potential strategic combination in light of Party A’s long-term objectives. The Chief Executive Officer of Party A discussed his views regarding the potential strategic fit between Party A and the Company, and Party A’s belief that the Company’s homebuilding operations could serve as a platform to support and expedite Party A’s achievement of its long-term objectives. Mr. Merrill informed the Chief Executive Officer of Party A that, while the Company remained focused on executing its standalone business plan, it remained committed to acting in the best interests of the Company’s stockholders and would evaluate potential opportunities to enhance stockholder value as appropriate. Accordingly, Mr. Merrill and the Chief Executive Officer of Party A agreed to have a follow-up discussion after Party A had the opportunity to further develop a potential proposal. No purchase price or other transaction terms were discussed during the call.
On May 21, 2026, DFH issued a second press release reaffirming the May 5 DFH Proposal, which press release also included additional perspective from DFH as to why it believed the Board should engage in discussions with DFH regarding a potential strategic transaction.
On May 27, 2026, Mr. Merrill and the Chief Executive Officer of Party A met again by telephone and the Chief Executive Officer of Party A described, at a high level, a potential strategic transaction in which Party A would contribute its U.S. homebuilding operations to the Company in exchange for newly issued shares of Company Common Stock and certain governance rights in the combined company. No purchase price was discussed during the meeting, but the Chief Executive Officer of Party A indicated that Party A would require ownership exceeding 20% of the combined company. Mr. Merrill informed the Chief Executive Officer of Party A that he would inform the Board of their discussion at the Board’s next meeting.
On May 31, 2026, Taylor Morrison Home Corporation, a national community developer and homebuilder with over 350 communities concentrated across 21 markets in 12 states (“Taylor Morrison”), and Berkshire Hathaway Inc. (“Berkshire Hathaway”) jointly announced that they had entered into a definitive agreement for Berkshire Hathaway to acquire Taylor Morrison. In the press release announcing the transaction, the Chief Executive Officer of Taylor Morrison emphasized that the transaction would enable Taylor Morrison to scale its platform in ways that would not be possible as a standalone company.
On June 4, 2026, the Chief Executive Officer of Party B contacted Mr. Merrill to request a meeting regarding a potential strategic transaction, which meeting occurred in Atlanta on June 12, 2026. During the meeting, the Chief Executive Officer of Party B explained that Party B was dedicated to becoming a leading homebuilder in the U.S. and that a significant part of Party B’s interest in the Company resided not only in the scaled platform and significant operating efficiencies that could be generated, but also in the Company’s experience in delivering quality homes with differentiated features, such as energy-saving features, which would enable Party B to rapidly broaden the range of homeownership options available to its customers. Accordingly, while no purchase price or other transaction terms were discussed during the meeting, the Chief Executive Officer of Party B indicated that he intended to send Mr. Merrill an offer to acquire the Company on or about June 19, 2026. In response, Mr. Merrill indicated that, while the Company remained focused on executing its standalone business plan, it remained committed to acting in the best interests of the Company’s stockholders and would evaluate potential opportunities to enhance stockholder value as appropriate. Accordingly, Mr. Merrill indicated that he would evaluate Party B’s proposal with the Board promptly following its receipt.
On June 5, 2026, the Chief Executive Officer of another strategic party (“Party C”) contacted Mr. Merrill to request a meeting regarding a potential strategic transaction, which meeting occurred by telephone on June 9, 2026. During the call, the Chief Executive Officer of Party C described the strategic merit of combining the Company with Party C, focusing on their complementary markets. The Chief Executive Officer of Party C also noted the potential benefits that could be achieved as a result of the combined company’s increased scale and operating efficiencies. No purchase price or other transaction terms were discussed during the meeting. Mr. Merrill informed the Chief Executive Officer of Party C that, while the Company remained focused on executing its standalone business plan, it remained committed to acting in the best interests of the Company’s stockholders and would evaluate potential opportunities to enhance stockholder value as appropriate. Accordingly, Mr. Merrill indicated that he would inform the Board of their discussion at the Board’s next meeting.
On June 8, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, Mr. Merrill and Mr. Goldberg updated the Board regarding their investor meetings to date and the continued consensus from such investors that the Company should explore strategic alternatives, including a potential sale of the Company, but that any such sale should be at a price higher than the $25.75 per share that was then currently being offered pursuant to the May 5 DFH Proposal.

Mr. Merrill then provided detailed summaries of his discussions with each of Party A, Party B and Party C and their respective potential interest in a strategic transaction with the Company.
Following this discussion, Mr. Merrill led a review of the Company’s five-year financial forecast prepared by the management team for fiscal years 2026 through 2030 (the “June 2026 Company Forecast”, as described below in the section of this Proxy Statement titled “— Certain Company Financial Forecasts — June 2026 Company Forecast”), which had been prepared by the Company’s management team to reflect economic developments and results of the Company’s business since the preparation of the February 2026 Company Forecast. Mr. Goldberg then highlighted the Company’s key financial and operational metrics, including, among others, progress towards the Company’s Multi-Year Goals, projected closings, average sales price, total revenue, adjusted EBITDA, community count, book value per share, earnings per share and leverage metrics. As part of this review, Mr. Goldberg reviewed the assumptions underlying the forecast and discussed how various market conditions could affect the forecast and the Company’s valuation. Following discussion, the Board approved the June 2026 Company Forecast to serve as the basis of any preliminary financial analysis to be conducted by J.P. Morgan and Moelis, and authorized and directed the Company’s management team to provide the June 2026 Company Forecast to Party A in connection with its evaluation of a potential strategic transaction with the Company.
Representatives of J.P. Morgan and Moelis then provided an overview of various strategic alternatives available to the Company, including maintaining the Company’s status quo as an independent company, expanding the Company’s land-light strategy, seeking a third-party capital raise, exploring a strategic partnership and pursuing a sale or merger of the Company. Representatives of J.P. Morgan and Moelis then reviewed a list of parties that could be interested in a potential strategic transaction with the Company, which had been prepared based on input from the Company’s management team, including parties that had expressed interest following the issuances of DFH’s and the Company’s respective press releases on May 11, 2026, and representatives of J.P. Morgan and Moelis discussed with the Board their observations regarding the executability of the various strategic alternatives available to the Company as well as their views regarding potential transaction parties.
The Board then considered a number of developments since its prior determinations that continuing to execute the Company’s Multi-Year Goals and business plan represented better long-term value for the Company’s stockholders, including the additional unsolicited expressions of interest received from Party A, Party B and Party C, the feedback received from certain stockholders that was supportive of the consideration of strategic alternatives, the June 2026 Company Forecast, and industry headwinds that showed no sign of material improvement in the short term and, therefore, the increasing importance of scale in the homebuilding sector, among other considerations. The Board reaffirmed its belief that, at that time, executing the Company’s Multi-Year Goals and business plan remained the optimal path for maximizing stockholder value, while also determining that it would be advisable and in the best interests of the Company’s stockholders to engage in a targeted outreach to certain strategic parties to investigate whether a strategic transaction could deliver value for stockholders superior to the value reasonably expected to be achieved through continued execution of the Company’s Multi-Year Goals and business plan on a standalone basis. The Board also determined that, in order to maximize stockholder value, any such transaction would need to be executed at a price meaningfully higher than the prices reflected in DFH’s prior proposals. Accordingly, the management team, together with representatives of J.P. Morgan and Moelis, reviewed with the Board and discussed a list of certain select parties (in addition to DFH, Party A, Party B and Party C) that could be interested in a potential strategic transaction with the Company and, following such discussion, the Board directed and authorized J.P. Morgan and Moelis to contact those additional parties to further explore an alternative while the Company continued to execute its standalone strategy. The Board noted that this strategic alternatives process should proceed as expeditiously and efficiently as practical, in light of the disruption and distraction already caused by the issuance of DFH’s May 11, 2026 press release.
Following the Board meeting on June 8, 2026, representatives of J.P. Morgan and Moelis reached out to the additional parties discussed with the Board regarding the possibility of a strategic transaction with the Company. With the exception of one potential strategic party (“Party D”), each party contacted by representatives of J.P. Morgan and Moelis either did not respond or indicated that they were not interested in pursuing discussions in the near term, either due to macroeconomic concerns affecting the homebuilding sector or for other reasons unique to their respective companies.

On June 19, 2026, representatives of Party B sent Mr. Merrill a letter containing a preliminary non-binding proposal to acquire 100% of the Company Common Stock for $32.00 per share in cash (the “June 19 Party B Proposal”), representing an 18.3% premium to the closing price for shares of Company Common Stock of $27.05 on June 18, 2026, the last trading day before the June 19 Party B Proposal, and a 70.5% premium to the Unaffected Stock Price. The offer letter stated that the June 19 Party B Proposal was subject to a number of contingencies, including completion of due diligence. Party B, however, did not request that the Company engage with it on an exclusive basis. Party B further indicated a willingness to move quickly, stating that it believed it could be in a position to execute definitive documentation with respect to its proposal within 30 days of the Company’s acceptance of its proposal. Mr. Merrill promptly informed the Board of the June 19 Party B Proposal.
On June 22, 2026, representatives of DFH sent Mr. Merrill a letter containing a revised preliminary non-binding proposal to acquire 100% of the Company Common Stock for $29.25 per share in cash (the “June 22 DFH Proposal”), representing an 8.1% premium to the closing price for shares of Company Common Stock of $27.05 on June 18, 2026, the last trading day before the June 22 DFH Proposal, a 55.8% premium to the Unaffected Stock Price and an increase of $3.50 per share as compared to the May 5 DFH Proposal. The other terms of the June 22 DFH Proposal were substantially similar to its prior proposals (including the condition that the Company enter into a 30-day exclusivity agreement with DFH during which the parties would seek to negotiate and finalize a transaction as well as an assertion that DFH was prepared to publicly disclose that it had submitted the June 22 DFH Proposal to the Board if the Board did not meaningfully engage with DFH). Mr. Merrill promptly informed the Board of the June 22 DFH Proposal.
On June 23, 2026, the Company successfully completed a $400 million senior notes offering, the proceeds of which were used to redeem the Company’s outstanding senior notes maturing in 2027. The refinancing transaction eliminated a significant near-term debt maturity, substituting it with longer-dated capital on commercially attractive terms, and, in the view of the Board and the management team, was an important indicator of the market’s continued confidence in the Company’s standalone business plan and operating fundamentals as the Company navigated an increasingly challenging operating environment.
On June 25, 2026, representatives of Moelis provided customary relationship disclosure to representatives of King & Spalding, which included disclosures of certain relationships between Moelis and its representatives, on the one hand, and DFH and certain of its affiliates and certain other parties related to a potential transaction, on the other hand.
On June 26, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, the Board discussed the risks and benefits of the June 19 Party B Proposal and the June 22 DFH Proposal. In addition, representatives of each of J.P. Morgan and Moelis reviewed with the Board their preliminary financial perspective of the Company. Following this discussion, the Board authorized the Company’s management team, with the assistance of J.P. Morgan, Moelis and King & Spalding, to (i) inform each of Party B and DFH that the Board believed that the June 19 Party B Proposal and the June 22 DFH Proposal, respectively, undervalued the Company, (ii) convey to each of Party B and DFH that the Company would be willing to provide diligence information to assist each such party in making an improved offer, subject to such party entering into a nondisclosure agreement containing customary standstill and fall-away provisions, and (iii) continue engaging with Party A, Party C and Party D and provide diligence information to such parties (in the case of Party C and Party D, subject to such party entering into a nondisclosure agreement containing customary standstill and fall-away provisions). The Board also authorized the Company’s management team to provide the June 2026 Company Forecast (with such revisions deemed appropriate by the Company’s management team to reflect the passage of time and developments after the preparation of the June 2026 Company Forecast, as described in the first two sentences of the section of this Proxy Statement titled “— Certain Company Financial Forecasts — July 2026 Company Forecast”) to potential acquirors, following execution by such potential acquiror of a nondisclosure agreement containing customary standstill and fall-away provisions, in connection with their respective reviews of a potential strategic transaction.
Following the June 26, 2026 Board meeting, representatives of J.P. Morgan and Moelis provided nondisclosure agreements to representatives of Party B and Party D, which were negotiated over the next several days. The nondisclosure agreement between the Company and Party B was executed on June 29, 2026, and the nondisclosure agreement between the Company and Party D was executed on June 30, 2026. Each agreement contained a 12-month standstill provision together with a fall-away provision providing for the automatic termination of the standstill provision if, among other things, the Company entered into a definitive agreement for the sale of a majority of the Company’s equity securities or consolidated assets.
On June 27, 2026, the Company learned that following DFH’s press release on May 11, 2026, Party B had acquired shares of Company Common Stock in an amount representing approximately 3% of the outstanding shares of Company Common Stock.
On June 29, 2026, representatives of J.P. Morgan and Moelis spoke with representatives of Goldman Sachs & Co. LLC (“Goldman Sachs”), DFH’s financial advisor, to convey the Board’s determination that the June 22 DFH Proposal was not in the best interests of the Company’s stockholders and to inform DFH that the Company would be willing to enter into further discussions and provide diligence materials if DFH was willing to make a double-digit percentage improvement to the June 22 DFH Proposal, remove its request for exclusivity and enter into a nondisclosure agreement containing customary standstill and fall-away provisions. Representatives of J.P. Morgan and Moelis also informed representatives of Goldman Sachs that the Company was engaged in a competitive process in connection with a potential strategic transaction.
On June 30, 2026, representatives of DFH sent Mr. Merrill an update to the June 22 DFH Proposal (the “June 30 DFH Proposal”), proposing to acquire 100% of the Company Common Stock for $32.00 per share in cash, representing a 9.4% premium to the closing price for shares of Company Common Stock of $29.26 on June 29, 2026, the last trading day before the June 30 DFH Proposal, a 70.5% premium to the Unaffected Stock Price and an increase of $2.75 per share as compared to the June 22 DFH Proposal. The offer letter stated that the June 30 DFH Proposal was subject to a number of contingencies, including completion of due diligence. The June 30 DFH Proposal did not include a demand for exclusivity, and it was silent on the issue of entering into a nondisclosure agreement with customary standstill and fall-away provisions. Mr. Merrill promptly informed the Board of the June 30 DFH Proposal.
On June 30, 2026, consistent with the Board’s authorization and direction at its June 26, 2026 meeting regarding the June 19 Party B Proposal (which reflected the same indicative price as the June 30 DFH Proposal), at the direction of the Company’s management team, representatives of J.P. Morgan and Moelis informed representatives of Goldman Sachs that the June 30 DFH Proposal of $32.00 per share was insufficient from a financial perspective, but reiterated that the Company remained willing to share confidential diligence information if DFH executed a nondisclosure agreement containing customary standstill and fall-away provisions.
On July 1, 2026, representatives of J.P. Morgan and Moelis provided a nondisclosure agreement to representatives of DFH that contemplated a 12-month standstill provision.
On July 2, 2026, representatives of Party B and Party D were granted access to the Company’s “virtual” data room containing confidential diligence information on the Company, including the June 2026 Company Forecast (as such forecast had been revised by the Company’s management team to reflect the ongoing challenging operating environment and the Company’s actual financial performance through June 2026, as described in the first two sentences of the section of this Proxy Statement titled “— Certain Company Financial Forecasts — July 2026 Company Forecast”). Once Party B and Party D were granted access to the Company’s virtual data room, the Company’s management team began the process of responding to written diligence questions submitted by Party B and Party D, as well as engaging in diligence calls and management meetings with Party B.
Also on July 2, 2026, representatives of Party C sent Mr. Merrill a letter containing a preliminary non-binding proposal to acquire 100% of the Company Common Stock for $32.00 per share, consisting of a combination of cash and shares of Party C’s common stock, with the stock portion of the consideration representing $150 million of the aggregate consideration (the “July 2 Party C Proposal”), representing a 16.2% premium to the closing price for shares of Company Common Stock of $27.54 on July 1, 2026, the last trading day before the July 2 Party C Proposal, and a 70.5% premium to the Unaffected Stock Price. The offer letter stated that the July 2 Party C Proposal was subject to a number of contingencies, including completion of due diligence. Mr. Merrill promptly informed the Board of the July 2 Party C Proposal.
On July 2, 2026, representatives of DFH provided a revised draft of the nondisclosure agreement that rejected the Company’s proposed 12-month standstill provision.

On July 3, 2026, consistent with the Board’s authorization and direction at the June 26, 2026 meeting regarding the June 19 Party B Proposal (which reflected the same indicative price as the July 2 Party C Proposal), at the direction of the Company’s management team, representatives of J.P. Morgan and Moelis informed representatives of Party C that the July 2 Party C Proposal was insufficient from a financial perspective, but that the Company would be willing to enter into a nondisclosure agreement if Party C wished to gain access to the virtual data room to aid in Party C’s preparation of an improved proposal. The nondisclosure agreement between the Company and Party C was executed on July 9, 2026 and contained substantially similar terms as those entered into by Party A, Party B and Party D, including a 12-month standstill provision together with a fall-away provision. Following entry into the nondisclosure agreement, on July 10, 2026, representatives of the Company granted representatives of Party C access to the Company’s virtual data room containing confidential diligence materials on the Company, and the Company’s management team began responding to written diligence questions submitted by Party C.
On July 3, 2026, representatives of DFH sent a revised nondisclosure agreement to representatives of the Company. DFH’s revised nondisclosure agreement proposed a standstill provision that would remain in effect only until July 31, 2026.
On July 5, 2026, representatives of King & Spalding sent a revised nondisclosure agreement to representatives of DFH that retained a 12-month standstill provision.
On July 7, 2026, representatives of J.P. Morgan, Moelis and Party A met by telephone and discussed the potential strategic transaction that had been previously described by the Chief Executive Officer of Party A to Mr. Merrill in their telephone call on May 27, 2026 — principally a strategic business combination in which Party A would contribute its U.S. homebuilding operations to the Company in exchange for newly issued shares of Company Common Stock and significant governance rights. The representatives of Party A stated that Party A expected to send a letter further detailing its proposal the following day.
On July 8, 2026, DFH issued a press release disclosing that it had submitted the June 30 DFH Proposal to the Board. The press release stated that DFH objected to a 12-month standstill provision as a condition to receiving diligence materials on the Company. The press release also included copies of the letters that representatives of DFH had sent to Mr. Merrill on June 22, 2026 and June 30, 2026.
Later on July 8, 2026, the Company issued a press release in response to DFH’s press release issued earlier that day disclosing that the Company had received proposals from potential acquirors other than DFH and confirming that, as a condition to receiving confidential diligence materials on the Company, the Company required DFH to agree to a customary nondisclosure agreement on terms substantially similar to those entered into by other potential acquirors. The press release also stated the Board’s belief that providing diligence materials to DFH without DFH having agreed to a meaningful standstill obligation was not in the best interests of the Company and its stockholders. Following the issuance of the Company’s press release on July 8, 2026, DFH issued another press release stating that DFH did not intend to agree to any standstill provision that prohibited DFH from engaging with the Company’s stockholders or nominating directors for election at the Company’s upcoming annual meeting of stockholders.
Also on July 8, 2026, representatives of Party A sent representatives of J.P. Morgan and Moelis an email, which they promptly forwarded to Mr. Merrill, containing a preliminary non-binding proposal pursuant to which Party A would contribute its U.S. homebuilding operations to the Company in exchange for newly issued shares of Company Common Stock (the “July 8 Party A Proposal”). Under the July 8 Party A Proposal, Party A would own approximately 27% to 40% of the combined company (with the exact ownership depending on the combined company’s future performance) and be granted significant governance rights, which could have resulted in Party A obtaining operational control of the combined company. Representatives of J.P. Morgan and Moelis subsequently discussed with Party A whether Party A would consider an acquisition of the entire Company as it was the Board’s view that the July 8 Party A Proposal was, among other things, highly complex and would require significant reverse due diligence by the Company and expose stockholders to significant integration and execution risks before meaningful value creation could be generated.
On July 9, 2026, representatives of Party B sent Mr. Merrill a letter containing a revised preliminary non-binding proposal to acquire 100% of the Company Common Stock for $33.50 per share in cash (the “July 9 Party B Proposal”), representing an 8.0% premium to the closing price for shares of Company

Common Stock of $31.01 on July 8, 2026, the last trading day before the July 9 Party B Proposal, a 78.5% premium to the Unaffected Stock Price and an increase of $1.50 per share as compared to the June 19 Party B Proposal. The offer letter stated that the July 9 Party B Proposal was subject to a number of contingencies, including completion of due diligence. Mr. Merrill promptly informed the Board of the July 9 Party B Proposal.
On July 12, 2026, representatives of Party B sent representatives of King & Spalding a draft merger agreement that included, among other things, a company termination fee of 4.3% of the Company’s equity value if the Company terminated the merger agreement to accept a superior proposal.
On July 13, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, the Board discussed the Company’s preliminary third-quarter results and outlook, as well as developments with DFH, Party A, Party B, Party C and Party D, including the June 30 DFH Proposal, the July 2 Party C Proposal, the July 8 Party A Proposal and the July 9 Party B Proposal, since the Board’s last meeting on June 26, 2026, and potential next steps. Mr. Goldberg then reviewed with the Board the Company’s financial performance through June 2026, and informed the Board that the Company’s management team was preparing a revised forecast starting with financial information from each individual division of the Company, and that such revised forecast would be made available to the Board, J.P. Morgan and Moelis later in July. The Board then, with the assistance of members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding, considered the benefits and risks of the July 8 Party A Proposal, including the fact that the proposal did not contemplate an acquisition of the Company for cash but instead contemplated a contribution of Party A’s U.S. homebuilding operations to the Company in exchange for newly issued shares of Company Common Stock. The Board also considered that, under the July 8 Party A Proposal, Party A would own approximately 27% to 40% of the pro forma business and would obtain operational control of the combined company. In light of these structural features, the Board viewed the July 8 Party A Proposal as involving considerations materially different from those presented by an acquisition of the entire Company, including considerations relating to execution certainty, valuation of the contributed assets, governance and control of the combined company, and the value and liquidity to be received by the Company’s stockholders.
Following this discussion, the Board authorized the Company’s management team to provide its updated five-year financial forecast for fiscal years 2026 through 2030 (the “July 2026 Company Forecast”, as described below in the section of this Proxy Statement titled “— Certain Company Financial Forecasts — July 2026 Company Forecast”) to potential acquirors in connection with their respective reviews of a potential strategic transaction once ready. The Board determined that an acquisition of the entire Company at $33.50 per share or higher would likely be in the best interests of the Company’s stockholders and, to that end, the Board authorized the Company and its representatives to request final proposals from Party A, Party B, Party C, Party D and, subject to its entry into a nondisclosure agreement on terms substantially similar to those entered into between the Company and other parties, DFH, by August 3, 2026, with the goal of signing a merger agreement and announcing a transaction, if any, no later than August 10, 2026 (which date was the deadline for the Company to report its results of operations for the fiscal quarter ended June 30, 2026) if an ultimate value of $33.50 per share or higher could be achieved.
Later on July 13, 2026, Party D informed representatives of J.P. Morgan and Moelis that it was withdrawing from the process, citing the public nature of the process and the Company’s valuation expectations in light of the publicly disclosed June 30 DFH Proposal.
On July 14, 2026, a representative of DFH contacted a representative of Moelis to indicate that DFH was willing to accept a 12-month standstill provision and sign the Company’s proposed form of nondisclosure agreement. Accordingly, the nondisclosure agreement between the Company and DFH was executed on July 15, 2026 and contained substantially similar terms as those entered into by Party A, Party B, Party C and Party D, including a 12-month standstill provision together with a fall-away provision. Following entry into the nondisclosure agreement, representatives of the Company granted representatives of DFH access to the virtual data room containing diligence materials on the Company. The Company’s management team also began responding to written diligence questions submitted by DFH and engaged in diligence calls and management meetings with representatives of DFH.

Also on July 14, 2026, representatives of J.P. Morgan and Moelis informed the Chief Executive Officer of Party A that the Company had determined not to move forward with the July 8 Party A Proposal at that time, due to the need for the Company’s management team to focus on potential transactions that had greater certainty of execution and value creation for the Company’s stockholders, but that the Company would consider a proposal from Party A for the acquisition of the entire Company.
On July 17, 2026, Ms. Provencio and John J. Kelley, another director of the Company, met via telephone with representatives of an investment fund purporting to be one of the Company’s top ten stockholders (“Fund B”) to discuss the Company engaging in a potential sale process. Consistent with the feedback received from other stockholders of the Company, Fund B strongly encouraged the Board to remove further execution risk by monetizing the value of the Company through an all-cash transaction that would maximize returns to stockholders.
Also on July 17, 2026, Mr. Merrill telephoned the Chief Executive Officer of Party A to determine whether Party A would consider an acquisition of the entire Company. The Chief Executive Officer of Party A informed Mr. Merrill that Party A would give such a proposal serious consideration and provide an answer to Mr. Merrill as promptly as practicable.
Also on July 17, 2026, representatives of King & Spalding sent a revised draft of the merger agreement to representatives of Party B, which included, among other things, a company termination fee of 3.0% of the Company’s equity value. On the same day, representatives of the Company also sent a draft merger agreement to representatives of each of DFH and Party C that was substantially similar to the revised draft sent to representatives of Party B on July 17, 2026, and therefore included, among other terms, a company termination fee of 3.0% of the Company’s equity value. When sending the draft merger agreements to representatives of DFH, Party B and Party C, representatives of J.P. Morgan, Moelis and King & Spalding informed those potential acquirors that their respective markups of the draft merger agreement should be provided to the Company by July 23, 2026, in advance of the Board meeting scheduled for July 24, 2026.
On July 22, 2026, representatives of the Company made available in the Company’s virtual data room the July 2026 Company Forecast.
On July 23, 2026, representatives of DFH, Party B and Party C submitted to representatives of the Company revised drafts of the merger agreement. The revised merger agreement received from DFH contemplated an all-cash transaction and included, among other things, a company termination fee of 4.0% of the Company’s equity value. The revised merger agreement received from Party B contemplated an all-cash transaction and included, among other terms, a company termination fee of 4.1% of the Company’s equity value. The revised merger agreement received from Party C continued to contemplate consideration in the form of cash and shares of Party C’s common stock and included, among other terms, a company termination fee of 4.0% of the Company’s equity value.
On July 24, 2026, the Chief Executive Officer of Party A telephoned Mr. Merrill and informed him that Party A would not be submitting a proposal to acquire the entire Company. The Chief Executive Officer of Party A expressed a willingness to re-engage with the Company should the Company’s current plans change.
Later on July 24, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. At the meeting, the Company’s management team and representatives of J.P. Morgan and Moelis updated the Board on the transaction process, including developments with DFH, Party A, Party B, Party C and Party D since the Board’s last meeting on July 13, 2026. Ms. Provencio and Mr. Kelley also recapped their meeting with Fund B, re-confirming the prior feedback received from other stockholders of the Company that the Company should execute an all-cash transaction that would maximize returns to stockholders. Representatives of King & Spalding then reviewed with the Board the terms of the draft merger agreements received from DFH, Party B and Party C on July 23, 2026. Also at the meeting, the Company’s management team reviewed with the Board the July 2026 Company Forecast, which had been prepared by the Company’s management team starting with financial information from each individual division of the Company, including, among other things, progress towards the Company’s Multi-Year Goals, projected closings, average selling price, total revenue, adjusted EBITDA, community count, net debt-to-capitalization, book value per share and return on capital employed, and shared its observations in connection therewith. Following this discussion, the Board authorized J.P.

Morgan and Moelis to use the July 2026 Company Forecast in their respective financial analyses in connection with the potential delivery of their respective fairness opinions, which the Board expected to request from J.P. Morgan and Moelis in the event that a transaction value of $33.50 per share or higher could be achieved.
Representatives of King & Spalding then reviewed the proposed terms of the respective engagements of J.P. Morgan and Moelis and, following a discussion, the Board authorized and directed the Company’s management team to formally engage J.P. Morgan and Moelis as the Company’s financial advisors in connection with the review of strategic alternatives and the Company’s potential entry into a strategic transaction (which engagement letters with J.P. Morgan and Moelis were entered into on July 25, 2026 and July 24, 2026, respectively). The Board based this determination on J.P. Morgan’s and Moelis’ familiarity with the Company, their extensive experience advising companies in the homebuilding sector and their significant experience providing strategic and financial advisory services in connection with transactions similar to the Merger.
Also on July 24, 2026, representatives of Moelis provided updated customary relationship disclosure to the Company, which included disclosures of certain relationships between Moelis and its representatives, on the one hand, and DFH and certain of its affiliates and certain other parties related to a potential transaction, on the other hand, and representatives of J.P. Morgan provided customary relationship disclosure to the Company, which included disclosures of certain relationships between J.P. Morgan and its representatives, on the one hand, and DFH and certain other parties related to a potential transaction, on the other hand.
On July 28, 2026, representatives of King & Spalding and DFH’s outside legal counsel, Foley & Lardner LLP (“Foley”), discussed the revised merger agreement provided by DFH on July 23, 2026, including provisions relating to conditions to closing and the possibility of the Company agreeing to reimburse DFH’s expenses in the context of a termination of the merger agreement under certain circumstances. Representatives of King & Spalding also informed representatives of Foley that the Company would expect and require DFH to enter into a voting and support agreement requiring DFH to vote in favor of the proposed merger at a meeting of the Company’s stockholders, given DFH’s ownership of Company Common Stock.
On July 29, 2026, the Chief Executive Officer of Party C telephoned Mr. Merrill to inform him that Party C would not be submitting a proposal on August 3, 2026 due to, among other things, the Company’s recent share price movement, associated execution risks in the current market and financing considerations, particularly with respect to financing supported by land banking. The Chief Executive Officer of Party C also expressed concerns regarding meeting the Company’s timeline and indicated a willingness to re-engage with the Company should the Company’s current plans change.
On July 30, 2026, representatives of King & Spalding sent revised drafts of the merger agreement to representatives of DFH and Party B, each of which included, among other terms, a company termination fee of 3.25% of the Company’s equity value.
On August 2, 2026, Party B informed representatives of the Company that, despite its views around the highly strategic merits of a combination with the Company, it would not be submitting a proposal on August 3, 2026 due to, among other things, increased financing costs and concerns around operational limitations and implications from certain terms of its proposed land bank financing.
On August 3, 2026, representatives of DFH submitted a revised preliminary non-binding proposal to acquire 100% of the Company Common Stock for $33.50 per share in cash (the “August 3 DFH Proposal”), representing a 4.4% premium to the closing price for shares of Company Common Stock of $32.10 on July 31, 2026, the last trading day before the August 3 DFH Proposal, a 78.5% premium to the Unaffected Stock Price and an increase of $1.50 per share as compared to the June 30 DFH Proposal. The August 3 DFH Proposal further stated that DFH and its financing sources had completed all remaining due diligence. The merger agreement draft submitted with the August 3 DFH Proposal included, among other terms, a reduced company termination fee of 3.5% of the Company’s equity value and language indicating DFH’s willingness to enter into a proposed voting and support agreement. However, DFH still requested that it be reimbursed for its expenses and fees in the event the merger agreement was terminated under certain circumstances. Mr. Merrill promptly informed the Board of the August 3 DFH Proposal.
On August 4, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. The Board discussed with representatives of J.P. Morgan and Moelis the August 3 DFH Proposal and the withdrawal of Party B and Party C from the Company’s process. Representatives of King & Spalding then reviewed with the Board the updated terms of the draft merger agreement submitted by DFH with the August 3 DFH Proposal and reviewed the Board’s fiduciary duties and other legal matters in connection with the Board’s consideration of the proposed transaction. Following a discussion among the Board, the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding regarding a proposed timeline for signing and announcing a transaction with DFH, the Board then instructed J.P. Morgan and Moelis to inform representatives of DFH that the Company was prepared to enter into a merger agreement with DFH if DFH increased its offer to $34.00 per share and the transaction was announced before market open on August 7, 2026. If DFH was unwilling to increase its offer to $34.00 per share, the Board authorized representatives of the Company to continue negotiating a merger agreement at a price of $33.50 per share on the contractual terms discussed with representatives of King & Spalding.
Following the Board meeting on August 4, 2026, representatives of J.P. Morgan and Moelis informed representatives of Goldman Sachs that the Company was prepared to enter into a merger agreement with DFH, on terms substantially similar to the draft merger agreement submitted by DFH on August 3, 2026, if DFH increased its offer to $34.00 per share and the transaction was announced before market open on August 7, 2026.
Later on August 4, 2026, representatives of Goldman Sachs informed representatives of Moelis that the $33.50 per share price in the August 3 DFH Proposal was DFH’s best and final offer from a financial perspective. Representatives of DFH also informed representatives of Moelis that DFH would agree to proceed with signing the merger agreement, on terms substantially similar to the draft merger agreement submitted by DFH on August 3, 2026, with the goal of announcing the transaction before market open on August 7, 2026, if the Company confirmed that the Company would accept DFH’s final offer price of $33.50 per share.
From August 4, 2026 through August 6, 2026, representatives of the Company, DFH, King & Spalding and Foley negotiated the remaining open terms of the merger agreement and the other transaction documents. At the conclusion of these discussions, the parties agreed on the final form of the merger agreement, which did not include a reimbursement by the Company of DFH’s fees and expenses in the event of a termination of the merger agreement under certain circumstances, and the other transaction documents to be entered into by DFH and the Company.
On August 5, 2026, representatives of J.P. Morgan provided updated customary relationship disclosure to the Company, which included disclosures of certain relationships between J.P. Morgan and its representatives, on the one hand, and DFH, on the other hand. On August 6, 2026, prior to the Board meeting described below, representatives of Moelis provided updated customary relationship disclosure to the Company, which included disclosures of certain relationships between Moelis and its representatives, on the one hand, and DFH and certain of its affiliates, on the other hand.
On August 6, 2026, the Board held a meeting with members of the Company’s management team and representatives of J.P. Morgan, Moelis and King & Spalding present. Prior to the meeting, the Board received copies of the proposed merger agreement with DFH, the proposed voting and support agreement and the other transaction documents, certain disclosures regarding the absence of material relationships among J.P. Morgan, Moelis, the Company and DFH, and presentation materials prepared by representatives of J.P. Morgan, Moelis and King & Spalding.
Representatives of King & Spalding reviewed with the Board the terms of the proposed merger agreement, including the updates to the merger agreement since the Board meeting on August 4, 2026. Representatives of King & Spalding also reviewed with the Board, including the members of the Human Capital Committee of the Board, certain compensation matters related to the merger agreement, including certain retention, compensation and benefits-related matters. Following this discussion, representatives of King & Spalding provided a final review of the Board’s fiduciary duties and other legal matters in connection with the Board’s consideration of the proposed transaction.
Representatives of J.P. Morgan and Moelis then reviewed their respective financial analyses of the merger consideration provided for in the merger agreement. Following their presentation, representatives of

J.P. Morgan, upon a request by the Board, delivered to the Board an oral opinion, which was subsequently confirmed by delivery of a written opinion addressed to the Board, dated August 6, 2026, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the Merger Consideration to be paid to the holders of Company Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described in the section of this Proxy Statement titled “— Opinions of the Company’s Financial Advisors — Opinion of J.P. Morgan Securities LLC”. Representatives of Moelis then, upon a request by the Board, delivered to the Board an oral opinion, which was subsequently confirmed by delivery of a written opinion addressed to the Board, dated August 6, 2026, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the Merger Consideration to be received in the Merger by the holders of Company Common Stock was fair, from a financial point of view, to such holders, as more fully described in the section of this Proxy Statement titled “— Opinions of the Company’s Financial Advisors — Opinion of Moelis & Company LLC”.
Following these discussions and the delivery of the presentations, and after careful review and discussion by the Board, including consideration of the factors described below under the heading “— Recommendation of the Board and Reasons for the Merger”, the Board unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company’s stockholders. Following the Board meeting on August 6, 2026, the Company and DFH executed and delivered the Merger Agreement and the Voting Agreement.
On August 7, 2026, before the commencement of trading, the Company and DFH issued a joint press release announcing the Merger.
Recommendation of the Board and Reasons for the Merger
Recommendation of the Board
On August 6, 2026, the Board, after considering various factors, including the non-exhaustive list of material factors described herein, and after consultation with the Company’s independent legal and financial advisors, unanimously (a) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company Stockholders, (c) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the Transactions, (d) subject to the terms of the Merger Agreement, recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement and (e) directed that the Merger Agreement be submitted to the Company Stockholders at the Special Meeting for their adoption.
The Board unanimously recommends that you vote your shares of Company Common Stock (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the non-binding, advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Reasons for the Merger
In evaluating the Merger Agreement and the Merger, the Board consulted with the Company’s management and independent legal and financial advisors and, in reaching its decision at its meeting on August 6, 2026 to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and to recommend that the Company Stockholders vote “FOR” the adoption of the Merger Agreement, the Board considered a variety of factors in respect of the Merger, including the following (not necessarily in order of relative importance):
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Merger Consideration; Premium.   The $33.50 per share of Company Common Stock in cash to be paid as Merger Consideration represents a 78.5% premium to the Unaffected Stock Price (as defined in the section of this Proxy Statement titled “— Background of the Merger”) of $18.77 on May 8, 2026

and a 4.4% premium to the closing price for shares of Company Common Stock of $32.10 on July 31, 2026, the last trading day before DFH’s proposal to acquire the Company for $33.50 per share on August 3, 2026.
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Value Relative to Stand-Alone Prospects.   The Board’s belief that the Merger Consideration compares favorably to the potential long-term value of the Company Common Stock if the Company were to remain as a stand-alone publicly traded company, after taking into account the risks and uncertainties associated with remaining a stand-alone publicly traded company, including the Company’s business, its competitive position, and current industry and financial conditions. Among other things, the Board considered:

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its assessment of the Company’s historical financial performance;

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its knowledge of the Company’s businesses, assets, financial condition, results of operations, prospects (as well as the risks involved in achieving those prospects), the nature of the Company’s businesses, the industries and regulatory environments in which the Company operates and competes, and the market for Company Common Stock;

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the cyclical nature of the homebuilding industry and macroeconomic factors currently affecting the Company, including employment levels, availability of financing for homebuyers, interest rates, consumer confidence and spending, wage growth and inflation, household formations, levels of new and existing homes for sale, cost of land, labor and construction materials, demographic trends and housing demand;

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the risks associated with changing regulatory and legal landscapes affecting the Company’s various business lines, including changes in interest rates and tax laws related to the purchase and sale of homes;

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the July 2026 Company Forecast, and the execution risks implicit in achieving the results set forth in the July 2026 Company Forecast, including the risk of an economic downturn or that the Company’s strategic initiatives may incur expenses greater than those projected; and

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the risks and uncertainties relating to the high degree of competition the Company faces from both large national homebuilding companies and smaller local homebuilders in its industry, particularly given the relatively low barriers to entry of the homebuilding industry.

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Sale Process.   The Board considered the fact that it had engaged in extensive discussions regarding strategic options and potential acquirors with the Company’s management and representatives of the Company’s Financial Advisors. In particular, the process conducted by the Board, with the assistance of the Company’s Financial Advisors, involved entering into non-disclosure agreements with and granting due diligence access to five potential acquirors and receiving non-binding offers from four potential acquirors. For a detailed discussion of the sale process, see the section of this Proxy Statement titled “— Background of the Merger”.

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Negotiations with DFH.   The course of discussions and negotiations between the Company and DFH, improvements to the terms of DFH’s acquisition proposal in connection with those negotiations, including those ultimately resulting in DFH’s final price of $33.50 in cash per share of Company Common Stock, DFH’s business reputation regarding acquisitions and the ability to complete such acquisitions and the Board’s belief based on these negotiations that DFH’s proposal represented the highest price per share of Company Common Stock that DFH was willing to pay and that these were the most favorable terms to the Company to which DFH was willing to agree. The Board considered the fact that the terms of the Merger were the result of robust arm’s-length negotiations conducted by the Company, with the knowledge of and at the direction of the Board, with the assistance of experienced financial and legal advisors and in the context of a competitive process. For a detailed discussion of the negotiation process, see the section of this Proxy Statement titled “— Background of the Merger”.

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Strategic Alternatives.   The potential values, benefits, risks, and uncertainties facing the Company Stockholders associated with possible strategic alternatives to the Merger (including possible alternative strategic transactions and scenarios involving the possibility of remaining a stand-alone publicly traded company), and the timing, risks, and likelihood of accomplishing such strategic alternatives. Among other things, the Board considered the Board’s assessment that the Merger Consideration of $33.50 per share of Company Common Stock is more favorable to the Company Stockholders than the potential value that would reasonably be expected to result from other strategic and financial alternatives reasonably available, including continuing to remain a stand-alone publicly traded company.
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Loss of Opportunity.   The possibility that, if the Board declined to recommend the Merger Agreement, there may not be another opportunity for the Company Stockholders to receive a comparably-priced offer with a comparable level of closing certainty.

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Cash Consideration.   The fact that the Merger Consideration is all cash, which provides certainty and immediate liquidity and value to each of the Company Stockholders, enabling the Company Stockholders to realize value that has been created at the Company while eliminating future business and execution risk.

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Fairness Opinion of J.P. Morgan.   The oral opinion of J.P. Morgan, which was subsequently confirmed by delivery of its written opinion, dated August 6, 2026, to the Board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan set forth in its written opinion, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. For more information, see the section of this Proxy Statement titled “— Opinions of the Company’s Financial Advisors — Opinion of J.P. Morgan Securities LLC”.

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Fairness Opinion of Moelis.   The financial analysis reviewed by Moelis with the Board, as well as the oral opinion of Moelis delivered to the Board on August 6, 2026 (which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board dated August 6, 2026), to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration to be received in the Merger by holders of Company Common Stock was fair, from a financial point of view, to such holders, as more fully described in the section of this Proxy Statement titled “— Opinions of the Company’s Financial Advisors — Opinion of Moelis & Company LLC” and which full text of the written opinion is attached as Annex C to this Proxy Statement and is incorporated by reference in this Proxy Statement in its entirety.

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Likelihood of Closing.   The likelihood that the Transactions, including the Merger, would be completed, based on, among other things:

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the fact that DFH obtained financing commitments for the Merger and the limited number and nature of the conditions to the financing commitments;

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the fact that DFH provided fully executed and complete copies of its financing commitment letters to the Company, and that the net proceeds of the financing contemplated by the financing commitment letters along with other financial resources of DFH and its affiliates appeared, in the aggregate, to be sufficient to pay the Merger Consideration and any other fees and expenses reasonably expected to be incurred in connection with the Merger Agreement;

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the likelihood and anticipated timing of obtaining all required regulatory clearances in connection with the Merger and the commitments DFH and Merger Sub agreed to in the Merger Agreement regarding regulatory approvals; and

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the fact that the Merger is not subject to the conditionality and execution risk of any required approval by DFH’s shareholders.

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No Financing Condition.   The absence of any financing condition in the Merger Agreement.

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Merger Agreement.   The terms of the Merger Agreement, which were reviewed by the Board with its outside legal counsel, and the fact that such terms were the product of arm’s-length negotiations between the parties, including:

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the high degree of certainty that the Merger would close in a timely manner in light of the conditions and other terms set forth in the Merger Agreement;

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the limited number and nature of the conditions to DFH and Merger Sub’s obligations to consummate the Merger;

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the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;

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the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and consummation of the Merger;

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the ability of the Board to furnish information to, and conduct negotiations with, third parties in certain circumstances, and to terminate the Merger Agreement to accept a superior proposal upon payment of a termination fee of $31,300,000;

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the Outside Date, which is expected to allow for sufficient time to complete the Merger;

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the ability of the Board to change its recommendation in the event of an Intervening Event (as defined in the Merger Agreement) in accordance with the terms and conditions set forth in the Merger Agreement;

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the Board’s view that the terms of the Merger Agreement would be unlikely to deter third parties from making a superior proposal, including the Merger Agreement’s terms and conditions as they relate to the ability of the Board to change its recommendation with respect to the Merger Agreement and the Merger;

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the Company’s rights to specific performance under the terms of the Merger Agreement; and

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the likelihood that the Merger would be consummated, in light of the experience, reputation, and financial capabilities of DFH and its financing sources.

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Advisors.   The fact that the Company’s legal and financial advisors were involved throughout the process and negotiations and updated the Board directly and regularly, which provided the Board with additional perspectives on the negotiations in addition to those of the Company’s management.

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Appraisal Rights.   The fact that appraisal rights are available to the Company Stockholders who properly exercise their statutory rights under Section 262.

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Stockholder Approval.   The fact that the Merger Agreement is subject to approval and adoption of the Company Stockholders, which will allow the Company Stockholders to decide whether to approve the Merger Agreement Proposal. The Board also took into consideration that DFH, which held approximately 3.5% of the Company Common Stock as of the Record Date, has entered into the Voting Agreement under which it agreed to vote in favor of the Merger. For more information, see the section of this Proxy Statement titled “— Voting Agreement”.

The Board also considered a number of uncertainties, risks, and other countervailing factors relating to entering into the Merger Agreement, including, but not limited to (not necessarily in order of relative importance):
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Closing Certainty.   The fact that completion of the Transactions, including the Merger, depends on certain factors outside of the Company’s control, including regulatory clearances and the risk that the Merger might not be completed in a timely manner or at all.

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Participation in Future Gains.   The fact that following the completion of the Merger, the Company will no longer exist as a stand-alone publicly traded company and that the existing Company Stockholders will not be able to participate in any future earnings or growth of the Company, or in any future appreciation in value of the shares of Company Common Stock.

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Financing May Not Be Obtained.   The possibility that the financing contemplated by DFH’s financing commitment letters will not be obtained prior to the Outside Date or the date of expiration or termination of the lenders’ commitments thereunder, or obtained at all, resulting in DFH not having sufficient funds to complete the Merger notwithstanding the absence of a financing condition in the Merger Agreement.

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Impact of Merger Announcement on the Company.   The risk that disruptions from the Merger may (i) harm the Company’s business, including current plans and operations and relationships with the Company’s customers, suppliers, business partners, and other third parties, including during the pendency of the Merger; (ii) harm the ability of the Company to retain and hire key personnel;

(iii) impact the price or trading volume of the Company Common Stock; (iv) affect the Company’s ability to meet internal or published projections, forecasts, or revenue or earnings predictions; and (v) result in the initiation of litigation by certain parties. The Board also considered the potential adverse reactions or changes to business relationships, including those with homebuyers, resulting from the announcement or completion of the Merger and that potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger could affect the Company’s financial performance.
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Risks Associated with a Failure to Consummate the Merger.   While the Board expects that the Merger will be completed, there can be no assurance that the Company Stockholder Approval will be obtained or that all of the other conditions to the completion of the Merger will be satisfied or waived or that the Merger will receive required regulatory approvals, and, as a result, it is possible that factors outside the control of the Company or DFH could result in the Merger being completed at a later time, or not being completed at all, even if the Merger Agreement Proposal is approved by the Company Stockholders. If the Merger is not completed, (i) the Company will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention, employee attrition and a potentially negative effect on its business and relationships with customers; (ii) depending on the circumstances that caused the Merger not to be completed, it is likely that the trading price of the Company Common Stock will decline, potentially significantly; and (iii) the market’s perception of the Company’s prospects could be adversely affected.

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Restrictions on the Operation of the Company’s Business.   The fact that, although the Company will continue to exercise control over its operations prior to the closing, the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the closing without the prior written consent of DFH, which may delay or prevent the Company from undertaking certain business opportunities that may arise during the pendency of the Merger, regardless of whether the Merger is completed.

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Restrictions on Soliciting Proposals; Termination Fee.   The restrictions in the Merger Agreement on the solicitation of competing proposals and the requirement, under the Merger Agreement, that the Company pay, if the Merger Agreement is terminated in certain circumstances, a termination fee of $31,300,000, which fee may deter third parties from making a competing offer for the Company prior to the consummation of the Merger. The Board believes these and other restrictions do not preclude another potential acquiror from submitting a proposal to acquire the Company and considered that the Merger Agreement includes exceptions to permit the Board to comply with its fiduciary duties. The Board also recognized that the provisions in the Merger Agreement relating to the termination fee were required by DFH as a condition to entering into the Merger Agreement.

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Tax Treatment.   The fact that any gains arising from the receipt of the Merger Consideration would generally be taxable to the Company Stockholders for United States federal income tax purposes.

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Other Risks.   The Board considered various other risks associated with the Merger and the business of the Company, as more fully described in the section of this Proxy Statement titled “Forward-Looking Statements”.

The Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits of the Merger.
In addition to considering the factors described above, the Board also considered that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company Stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to the Company Stockholders. For more information, see the section of this Proxy Statement titled “— Interests of the Company’s Directors and Executive Officers in the Merger”.
The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but, the Company believes, includes all material factors considered by the Board. In view of the wide variety of factors considered and the complexity of these matters, the Board found it impracticable to, and did not, quantify or otherwise attempt to assign relative weight to each of the specific factors considered in reaching its determination and recommendations. Rather, the Board based its judgment on the total mix of information available, including, but not limited to, information presented by the Company’s management, its financial advisors and its outside legal counsel, to it regarding the overall effect of the Merger on the Company Stockholders compared to the overall effect of any alternative transaction or remaining a stand-alone company. Accordingly, the judgments of individual directors may have been influenced to a greater or lesser degree by their individual views with respect to different factors. The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this Proxy Statement titled “Forward-Looking Statements”.
In reaching the determination described above, the Board unanimously (a) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company Stockholders, (c) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other Transactions, (d) subject to the terms of the Merger Agreement, recommended that the Company Stockholders vote in favor of the adoption of the Merger Agreement and (e) directed that the Merger Agreement be submitted to the Company Stockholders at the Special Meeting for their adoption.
The Board unanimously recommends that you vote your shares of Company Common Stock (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the non-binding, advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Voting Agreement
The following summary describes certain relevant provisions of the Voting Agreement entered into by DFH and the Company. The description of the Voting Agreement in this summary and elsewhere in this Proxy Statement is not complete and is qualified in its entirety by reference to the Voting Agreement. A copy of the Voting Agreement is attached to this Proxy Statement as Annex D, which is incorporated into this Proxy Statement by reference. We encourage you to read the Voting Agreement carefully and in its entirety because this summary may not contain all the information about the Voting Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this Proxy Statement.
Voting Provisions
Under the Voting Agreement, DFH, among other things and subject to the terms and conditions of the Voting Agreement, agreed to vote its shares of Company Common Stock owned as of August 6, 2026, and all additional shares of Company Common Stock of which it acquired record or beneficial ownership following the date of the Voting Agreement until the earlier of the Expiration Time (as defined below), (a) in favor of (i) the adoption of the Merger Agreement and approval of the Merger and the other Transactions and (ii) any proposal to adjourn or postpone any meeting of the Company Stockholders to a later date if there are not sufficient votes to approve the Merger Agreement and (b) against any Adverse Proposal (as defined in the Voting Agreement), including any Acquisition Proposal (as defined in the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — No Solicitation of Other Offers”) and any other action, proposal or transaction that would reasonably be expected to impede, interfere with, delay, postpone, discourage or prevent the consummation of, or otherwise materially adversely affect, the Merger or the other Transactions.
Termination
The Voting Agreement will automatically terminate and become void and of no further force or effect at the earlier of (a) the effective time of the Merger and (b) the date on which the Merger Agreement is validly terminated in accordance with its terms (the “Expiration Time”).
Restrictions on Transfer
Pursuant to the Voting Agreement, DFH will not, prior to the Expiration Time, directly or indirectly: (i) sell, tender, exchange, assign, encumber, gift, pledge, hypothecate, dispose of or make any other transfer (by operation of law or otherwise), voluntarily or involuntarily, or enter into any contract, option or other arrangement or understanding with respect to any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any shares of Company Common Stock subject to the Voting Agreement (the “Covered Shares”) (excluding any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer pursuant to the Voting Agreement or the Merger Agreement) or any right, title or interest therein; (ii) (x) deposit of any Covered Shares into a voting trust, (y) enter into a voting agreement with respect to any Covered Shares or (z) grant of any irrevocable or revocable proxy or power of attorney with respect to any Covered Shares, except, in each case of sub-clauses (x) through (z), the Voting Agreement or as otherwise expressly provided therein; (iii) enter into any hedge, swap or other transaction which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise; or (iv) agreement, arrangement, understanding or commitment (whether or not in writing) to take any of the actions referred to in the foregoing sub-paragraphs (i) through (iii).
Opinions of the Company’s Financial Advisors
Opinion of J.P. Morgan Securities LLC
Pursuant to an engagement letter, the Company retained J.P. Morgan as one of its financial advisors in connection with the proposed Merger.
At the meeting of the Board on August 6, 2026, J.P. Morgan rendered its oral opinion to the Board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan set forth in its opinion, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its August 6, 2026 oral opinion by delivering its written opinion to the Board, dated August 6, 2026, that, as of such date, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated August 6, 2026, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger and did not address any other aspect of the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed Merger or any other matter.
In arriving at its opinion, J.P. Morgan, among other things:
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reviewed the Merger Agreement;

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reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

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compared the proposed financial terms of the proposed Merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

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compared the financial and operating performance of the Company with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Company Common Stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of the Company with respect to certain aspects of the proposed Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with the Company, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or DFH under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the proposed Merger and the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement. J.P. Morgan also assumed that the representations and warranties made by the Company and DFH in the Merger Agreement and any related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed Merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the proposed Merger.
The projections furnished to J.P. Morgan were prepared by the Company’s management. The Company does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section of this Proxy Statement titled “— Certain Company Financial Forecasts”.
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger, and J.P. Morgan expressed no opinion as to the fairness of any consideration paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger or with respect to the fairness of any such compensation.
The terms of the Merger Agreement, including the Merger Consideration, were determined through arm’s length negotiations between the Company and DFH, and the decision to enter into the Merger Agreement was solely that of the Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board or management with respect to the proposed Merger or the Merger Consideration.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the Board on August 6, 2026 and in the presentation delivered to the Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Public Trading Multiples.   Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies with small-cap to mid-cap market capitalizations engaged in businesses which J.P. Morgan judged to be analogous to the Company. The companies selected by J.P. Morgan, sorted alphabetically, were as follows:
Small-Cap Publicly Traded Companies
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Century Communities, Inc.

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Dream Finders Homes, Inc.

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Hovnanian Enterprises, Inc.

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LGI Homes, Inc.

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Smith Douglas Homes Corp.

Mid-Cap Publicly Traded Companies
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Green Brick Partners, Inc.

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KB Home

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Meritage Homes Corporation

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M/I Homes, Inc.

These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, J.P. Morgan considered to be similar to those of the Company. However, certain of these companies may have characteristics that are materially different from those of the Company. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect the Company.
Using publicly available information, J.P. Morgan calculated, for the Company and each selected company, the multiple of the company’s fully diluted equity value based on the closing stock price as of August 5, 2026 to the company’s tangible book value (calculated as equity book value less goodwill) as of the applicable company’s most recently reported period prior to August 5, 2026, or, in the case of the Company, based on the closing stock price as of May 8, 2026 (the “Unaffected Date”), the trading day prior to DFH’s public proposal to acquire the Company (the “Price to Tangible Book Value Multiple”). The following table presents the results of this analysis:

Small-Cap Publicly Traded Companies	Price to Tangible Book Value Multiple
Century Communities, Inc.	0.83x
Dream Finders Homes, Inc.	1.30x
Hovnanian Enterprises, Inc.	1.32x
LGI Homes, Inc.	0.69x
Smith Douglas Homes Corp.	1.96x
Average	1.22x
Median	1.30x
Mid-Cap Publicly Traded Companies
Green Brick Partners, Inc.	1.65x
KB Home	0.98x
Meritage Homes Corporation	0.99x
M/I Homes, Inc.	1.23x
Average	1.21x
Median	1.11x
Additionally, J.P. Morgan noted that the Company’s Price to Tangible Book Value Multiple as of the Unaffected Date was 0.44x. Based on the results of this analysis, J.P. Morgan applied a Price to Tangible Book Value Multiple reference range of 0.45x to 1.30x to the Company’s tangible book value as of June 30, 2026 of approximately $1,136 million, as provided by the Company’s management. The analysis indicated a range of implied equity values for Company Common Stock (rounded to the nearest $0.25) of $19.25 to $55.25, which J.P. Morgan compared to the Merger Consideration of $33.50 per share.
Selected Transactions Analysis.   Using publicly available information, J.P. Morgan examined selected public transactions with equity values between $100.0 million and $3.0 billion with respect to businesses which J.P. Morgan judged to be similar to the Company’s business (or aspects thereof) based on J.P. Morgan’s experience and familiarity with the industries in which the Company operates. The following transactions were selected by J.P. Morgan as relevant to the evaluation of the proposed Merger:
Announcement Date	Acquiror	Target
May 12, 2025	The New Home Company Inc.	Landsea Homes Corporation
July 23, 2021	Apollo Global Management, Inc.	The New Home Company Inc.
November 6, 2019	Taylor Morrison Home Corporation	William Lyon Homes
June 7, 2018	Taylor Morrison Home Corporation	AV Homes, Inc.
April 11, 2017	Century Communities, Inc.	UCP, Inc.
September 22, 2016	Lennar Corporation	WCI Communities, Inc.
April 8, 2009	Pulte Homes Inc.	Centex Corp.
None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain financial aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected transactions differently than they would affect the proposed Merger.
Using publicly available information, J.P. Morgan calculated, for each selected transaction, (i) the multiple of the target company’s equity purchase price in the relevant transaction to the target company’s tangible book value (calculated as equity book value less goodwill) as of the target company’s most recently reported period prior to the announcement of the relevant transaction (the “Purchase Price to Tangible Book Value Multiple”) and (ii) the multiple of the target company’s enterprise value to the target company’s inventory balance (excluding capitalized interest) as of the target company’s most recently reported period prior to the announcement of the relevant transaction (the “Enterprise Value to Inventory Multiple”). The following table presents the results of this analysis:
Acquiror	Target	Purchase Price to Tangible Book Value Multiple	Enterprise Value to Inventory Multiple
The New Home Company Inc.	Landsea Homes Corporation	0.85x	0.90x
Apollo Global Management, Inc.	The New Home Company Inc.	0.87x	1.04x
Taylor Morrison Home Corporation	William Lyon Homes	1.11x	1.02x
Taylor Morrison Home Corporation	AV Homes, Inc.	1.25x	1.22x
Century Communities, Inc.	UCP, Inc.	0.95x	0.95x
Lennar Corporation	WCI Communities, Inc.	1.29x	1.30x
Pulte Homes Inc.	Centex Corp.	1.00x	0.83x
Based on the results of this analysis, J.P. Morgan applied a Price to Tangible Book Value Multiple reference range of 0.85x to 1.30x to the Company’s tangible book value as of June 30, 2026 of approximately $1,136 million, as provided by Company management, and an Enterprise Value to Inventory Multiple range of 0.80x to 1.30x to the Company’s inventory balance (excluding capitalized interest) as of June 30, 2026 of approximately $2,188 million, as provided by Company management. The analyses indicated a range of implied equity values for Company Common Stock (rounded to the nearest $0.25) of $36.25 to $55.25, with respect to the Price to Tangible Book Value Multiple analysis, and $16.25 to $57.25, with respect to the Enterprise Value to Inventory Multiple analysis, which J.P. Morgan compared to the Merger Consideration of $33.50 per share.
Discounted Cash Flow Analysis.   J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share for the Company Common Stock. J.P. Morgan calculated the unlevered free cash flows that the Company is expected to generate during the fourth quarter of fiscal year 2026 and the fiscal years 2027 through 2030 based upon the projections prepared and provided to J.P. Morgan by the Company’s management, which were discussed with, and approved by, the Board for use by J.P. Morgan in connection with its financial analyses (for additional information, please refer to the section of this Proxy Statement captioned “— Certain Company Financial Forecasts”). J.P. Morgan also calculated a range of terminal values of the Company at the end of the projection period by applying a range of inventory multiples of 0.70x to 1.00x, based on J.P. Morgan’s professional judgment and experience, to the Company’s estimated terminal year ending inventory balance (excluding capitalized interest). The unlevered free cash flows and the range of terminal values were then discounted to present values as of June 30, 2026 using a range of discount rates from 10.00% to 11.50%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company, and using a mid-year discounting convention. The weighted average cost of capital was derived using the capital asset pricing model, which J.P. Morgan determined on the basis of its professional judgment and experience in the industry. This analysis reflected a 27% effective tax rate, as provided by Company management. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for the Company’s estimated net debt of $1,316 million as of June 30, 2026, as provided by the Company’s management, and the present value of U.S. federal net operating losses and tax credits of $84 million to $87 million, as provided by the Company’s management, using an estimated cost of equity range for the Company of 11.50% to 13.00%, based on an estimate of the Company’s cost of equity. J.P. Morgan then divided the resulting implied equity value by the number of fully diluted outstanding shares of Company Common Stock to derive a range of implied per share equity values for Company Common Stock (rounded to the nearest $0.25) of $28.00 to $48.25. J.P. Morgan compared this range to the Merger Consideration of $33.50 per share.
Other Information.   J.P. Morgan observed certain additional information for reference purposes only and not as a component of its fairness analysis:
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52-Week Trading Range.   J.P. Morgan reviewed the historical intraday trading prices of the Company Common Stock during the 52-week period ending on the Unaffected Date, which reflected low and high closing prices for Company Common Stock of $17.83 to $28.33 per share. J.P. Morgan compared this range to the Merger Consideration of $33.50 per share.

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Analyst Price Targets.   J.P. Morgan reviewed publicly available equity research analyst price targets for the Company Common Stock as of the Unaffected Date, which indicated low and high price targets ranging from $22.00 to $32.00 per share. J.P. Morgan compared these ranges to the Merger Consideration of $33.50 per share.

Miscellaneous.   The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed was identical to the proposed Merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the proposed Merger.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the proposed Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.
For services rendered in connection with the proposed Merger, the Company has agreed to pay J.P. Morgan a fee estimated to be approximately $20.3 million, $3.0 million of which became payable to J.P. Morgan upon the delivery of J.P. Morgan’s opinion and the remainder of which is contingent and payable upon the consummation of the proposed Merger. In addition, the Company has agreed to reimburse J.P. Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with the Company for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included J.P. Morgan’s having acted as joint lead arranger and joint bookrunner on a credit facility in March 2026 and as lead bookrunner on a notes offering in June 2026, as well as acted as financial advisor to the Company in connection with stockholder activism defense. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. During the two years preceding the date of J.P. Morgan’s opinion, neither J.P. Morgan nor its affiliates had any material financial advisory or other material commercial or investment banking relationships with DFH or its affiliates, POZ Holdings, Inc. and POZ BR, LLC. During the two-year period preceding the date of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from the Company were approximately $3,500,000, and the aggregate fees recognized by J.P. Morgan from DFH were less than $50,000. In addition, as of the date of its opinion, J.P. Morgan and its affiliates held, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and DFH. In the ordinary course of their businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or DFH for their own accounts or for the accounts of customers and, accordingly, they are likely at any time to hold long or short positions in such securities or other financial instruments.
Opinion of Moelis & Company LLC
At the meeting of the Board on August 6, 2026 to evaluate and approve the Merger, Moelis delivered an oral opinion, which was subsequently confirmed by delivery of a written opinion, dated August 6, 2026, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration to be received in the Merger by holders of Company Common Stock was fair, from a financial point of view, to such holders.
The summary of the written opinion of Moelis set forth below is qualified in its entirety by the full text of Moelis’ written opinion dated August 6, 2026, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, and which is attached as Annex C to this Proxy Statement and is incorporated herein by reference. Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. Moelis’ opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Merger or any other matter. Moelis’ opinion was approved by a Moelis fairness opinion committee.
In arriving at its opinion, Moelis, among other things:
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reviewed certain publicly available business and financial information relating to the Company, including publicly available research analysts’ financial forecasts;

•
reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to Moelis by the Company, including financial forecasts provided to or discussed with Moelis by the management of the Company (such forecasts referred to herein as the “Financial Forecasts”);

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reviewed information regarding the capitalization of the Company furnished to Moelis by the Company;

•
reviewed estimates prepared and provided to Moelis by the management of the Company as to the Company’s projected utilization on a standalone basis of net operating losses and tax credits to achieve future tax savings (the “Tax Asset Forecasts”);

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conducted discussions with members of the senior management and representatives of the Company concerning the information described in the four bullet points above, as well as the business and prospects of the Company generally;

•
reviewed the reported prices and trading activity for the Company Common Stock;

•
reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•
considered the results of efforts by or on behalf of the Company, including by Moelis at the Company’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of the Company;

•
reviewed the financial terms of certain other transactions that Moelis deemed relevant;

•
reviewed an execution version of the Merger Agreement received on August 6, 2026;

•
participated in certain discussions and negotiations among representatives of the Company and DFH and their advisors; and

•
conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its analysis and opinion, Moelis relied on the information supplied to, discussed with or reviewed by it being complete and accurate in all material respects. Moelis did not independently verify any such information (nor did it assume any responsibility for the independent verification of any such information). With the Company’s consent, Moelis relied on the representation of the Company’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. Moelis also relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the Financial Forecasts and the Tax Asset Forecasts, Moelis assumed, at the Company’s direction, that such Financial Forecasts and Tax Asset Forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. Moelis’ opinion expressed no views as to the reasonableness of the Financial Forecasts or the Tax Asset Forecasts or the assumptions on which they are based. In addition, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor was Moelis furnished with any such evaluation or appraisal.
Moelis’ opinion does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. Moelis’ opinion does not address any legal, regulatory, tax or accounting matters. Moelis was not asked to, nor did it, offer any opinion as to any terms of the Merger Agreement or any aspect or implication of the Merger, except for the fairness of the Merger Consideration from a financial point of view to the holders of Company Common Stock. In addition, Moelis noted that, pursuant to the Merger Agreement, (i) shares of Company Common Stock held by the Company as treasury stock or held directly by DFH or Merger Sub, in each case, immediately prior to the effective time of the Merger, (ii) shares of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or DFH (other than Merger Sub) immediately prior to the effective time of the Merger and (iii) the Dissenting Shares will not be converted into the right to receive the Merger Consideration and Moelis expressed no opinion as to the treatment of such shares or as to the fairness of the Merger Consideration to the holders thereof. Moelis did not express any opinion as to fair value, viability or the solvency of the Company following the closing of the Merger. In rendering its opinion, Moelis assumed that the final executed form of the Merger Agreement would not differ in any material respect from the execution version that Moelis reviewed, that the Merger will be consummated in accordance with its terms without any waiver or modification that could be material to Moelis’ analysis, that the representations and warranties of each party set forth in the Merger Agreement are accurate and correct, and that the parties to the Merger Agreement will comply with all the material terms of the Merger Agreement. Moelis assumed that all governmental, regulatory or other consents or approvals necessary for the completion of the Merger will be obtained, except to the extent that any failures to obtain any such consents or approvals would not be material to Moelis’ analysis.
Moelis’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date on which the opinion was delivered, and Moelis assumed no responsibility to update its opinion for developments after the date on which it was delivered.
Moelis’ opinion was for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Merger. The opinion did not constitute a recommendation as to how any holder of securities should vote or act with respect to the Merger or any other matter. The opinion did not address the fairness of the Merger or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Merger

Consideration from a financial point of view to the holders of Company Common Stock. In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. The opinion was approved by a Moelis fairness opinion committee.
Summary of Financial Analyses
The following is a summary of the material financial analyses presented by Moelis to the Board at its meeting held on August 6, 2026, in connection with the delivery of its opinion. This summary describes the material analyses underlying Moelis’ opinion but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinion.
Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis’ analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.
Discounted Cash Flow Analysis
Moelis performed a discounted cash flow analysis of the Company using the Financial Forecasts, the Tax Asset Forecasts and other information and data provided by the Company’s management to calculate the present value of the estimated future unlevered after-tax free cash flows projected to be generated by the Company and the present value of the estimated terminal value of the Company. In performing the discounted cash flow analysis, Moelis utilized a range of discount rates of 10.25% to 13.50% based on an estimate of the Company’s weighted average cost of capital (“WACC”). The WACC range was derived using the capital asset pricing model and a size premium.
To calculate the present values as of June 30, 2026, Moelis utilized (i) the Company’s estimated unlevered after-tax free cash flows projected to be generated by the Company for the fourth fiscal quarter of 2026 and fiscal years ending September 30, 2027 through September 30, 2030 (in each case, discounted using the mid-period convention), and (ii) the Company’s estimated terminal values derived by applying a range of inventory multiples of 0.75x to 1.00x, based on Moelis’ professional judgment and experience, to the Company’s estimated terminal year ending inventory balance (excluding capitalized interest). Moelis noted that the selected terminal inventory multiple range was informed by current and historical inventory trading multiples for the Company over the three, two and one-year periods preceding May 8, 2026, the last unaffected trading day of Company Common Stock prior to the public announcement of DFH’s proposal to acquire the Company (the “Unaffected Date”).
Moelis separately calculated the net present value as of June 30, 2026 of the Company’s net operating losses and tax credits, with the utilization based on cash tax savings estimates provided by the Company’s management for the fourth fiscal quarter of 2026 and fiscal years ending September 30, 2027 through September 30, 2030 (in each case, discounted using the mid-period convention) and using an estimated cost of equity range for the Company of 12.75% to 19.75%, based on an estimate of the Company’s cost of equity.
In performing this discounted cash flow analysis, Moelis noted the following material limitations of the analysis that should be considered in evaluating the results: (i) the Financial Forecasts in the outer years assumed additional communities that were not currently owned or specifically identified by the Company, and (ii) the achievability of the Financial Forecasts and the Tax Asset Forecasts could be adversely and materially impacted by macroeconomic or market-specific events that cannot be foreseen.
Moelis then derived an implied share price reference range from the resulting implied total enterprise value reference range by (i) subtracting the Company’s net debt as of June 30, 2026, as provided by the Company’s management, (ii) adding the implied value of the Company’s net operating losses and tax credits calculated as described above and (iii) dividing the resulting number by the Company’s fully diluted shares outstanding as of August 4, 2026 and as provided by the Company’s management. This analysis indicated the following implied per share reference range for the Company, as compared to the $33.50 per share Merger Consideration:

Implied Per Share Reference Range	Per Share Merger Consideration
$27.05 – $47.87	$33.50
Selected Publicly Traded Companies Analysis
Moelis reviewed financial and stock market information of selected publicly traded U.S. homebuilding companies that, among other things, had total enterprise values less than $10.0 billion and that Moelis deemed generally relevant to the Company. The referenced total enterprise values were calculated as market value of fully diluted common equity based on closing stock prices on August 4, 2026, plus homebuilding debt (which excludes debt attributable to a selected company’s financial services business, if applicable), plus preferred equity, plus book value of non-controlling interests, less homebuilding cash as of each respective selected company’s most recently reported period. Moelis reviewed the closing fully diluted equity value of each of the selected companies as of August 4, 2026 as a multiple of tangible book value (calculated as book value of common equity less goodwill, all as of each selected company’s most recently reported period prior to August 4, 2026) (the “Price to Tangible Book Value” multiple).
The selected publicly traded companies (“Moelis Selected Publicly Traded Companies”) deemed relevant by Moelis in its professional judgment and their corresponding Price to Tangible Book Value multiples were:
Moelis Selected Public Companies	Price / Tangible Book Value
Meritage Homes Corporation	0.98x
M/I Homes, Inc.	1.23x
KB Home	0.96x
Green Brick Partners, Inc.	1.62x
Century Communities, Inc.	0.82x
LGI Homes, Inc.	0.69x
Dream Finders Homes, Inc.	1.26x
Hovnanian Enterprises, Inc.	1.31x
Smith Douglas Homes Corp.	1.92x
Average	1.20x
Median	1.23x
Company (Unaffected Date)	0.44x
Company (Latest Publicly Available Information)	0.79x
Financial data for the Moelis Selected Publicly Traded Companies was based on public filings and other publicly available information.
Based on the foregoing and using its professional judgment and experience, Moelis selected a reference range of 0.45x to 0.90x Price to Tangible Book Value multiples. Moelis then applied the multiple range to corresponding financial data for the Company, which was based on the Company’s June 30, 2026 balance sheet, to derive an implied fully diluted equity value range for the Company. Moelis then derived the implied per share reference range from the resulting implied fully diluted equity value reference range by dividing by the Company’s fully diluted shares outstanding, as of August 4, 2026 and as provided by the Company’s management.
This analysis indicated the following implied per share reference range for the Company, as compared to the $33.50 per share Merger Consideration:
Implied Per Share Reference Range	Per Share Merger Consideration
$19.15 – $38.30	$33.50

Selected Precedent Transactions Analysis
Moelis reviewed financial information for public transactions announced since 2016 with equity purchase prices greater than $150 million and less than $3 billion involving target businesses engaged in the U.S. homebuilding industry (the “Moelis Selected Precedent Transactions”) whose operations Moelis believed, based on its experience and professional judgment, were generally relevant in certain respects to the Company for purposes of Moelis’ analysis.
Moelis reviewed the equity purchase price in each of the Moelis Selected Precedent Transactions as a multiple of tangible book value (calculated as book value of common equity less goodwill, all as of each selected target’s most recently reported period prior to the announcement of the applicable Moelis Selected Precedent Transaction) (the “Purchase Price to Tangible Book Value” multiple). This data is summarized in the following table:
Announcement Date	Target	Acquiror	Purchase Price of Equity / Tangible Book Value
May 12, 2025	Landsea Homes Corporation	The New Home Company Inc.	0.85x
July 23, 2021	The New Home Company Inc.	Apollo Global Management, Inc.	0.87x
November 6, 2019	William Lyon Homes	Taylor Morrison Home Corporation	1.11x
June 7, 2018	AV Homes, Inc.	Taylor Morrison Home Corporation	1.25x
April 11, 2017	UCP, Inc.	Century Communities, Inc.	0.95x
September 22, 2016	WCI Communities, Inc.	Lennar Corporation	1.29x
Average			1.05x
Median			1.03x
Financial data for the Moelis Selected Precedent Transactions was based on public filings and other publicly available information.
Based on the foregoing and using its professional judgment and experience, Moelis selected a reference range of 0.75x to 1.25x Purchase Price to Tangible Book Value multiples. Moelis then applied the multiple range to corresponding financial data for the Company, which was based on the Company’s June 30, 2026 balance sheet, to derive an implied fully diluted equity value range for the Company. Moelis then derived the implied per share reference range from the resulting implied fully diluted equity value reference range by dividing by the Company’s fully diluted shares outstanding, as of August 4, 2026 and as provided by the Company’s management.
This analysis indicated the following implied per share reference range for the Company, as compared to the $33.50 per share Merger Consideration:
Implied Per Share Reference Range	Per Share Merger Consideration
$31.92 – $53.28	$33.50
Other Information
Moelis also noted for the Board certain additional factors that were not relied upon by Moelis or considered part of Moelis’ financial analysis with respect to its opinion but were referenced for informational purposes, including, among other things:
Analyst Share Price Targets.   Moelis reviewed forward stock price targets for Company Common Stock in five published, publicly available Wall Street research analysts’ reports as of the Unaffected Date, which indicated low and high stock price targets ranging from $16.75 to $30.00 per share.
52-Week Trading Performance.   Moelis reviewed the historical intraday trading prices for Company Common Stock over a 52-week period ended on the Unaffected Date, which reflected low and high stock prices during such period ranging from $17.83 to $28.33 per share.

Three-Year Trading Range.   Moelis reviewed the historical intraday trading prices for Company Common Stock during the three-year period ended on the Unaffected Date, which reflected low and high stock prices during such period ranging from $17.37 to $38.22.
Miscellaneous
This summary of the analyses is not a complete description of Moelis’ opinion or the analyses underlying, and factors considered in connection with, Moelis’ opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.
No company or transaction used in the analyses described above is identical to the Company, DFH or the Merger. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither the Company nor Moelis nor any other person assumes responsibility if future results are materially different from those forecasted.
The Merger Consideration was determined through arms’ length negotiations between the Company and DFH and was unanimously approved by the Board. Moelis did not recommend any specific consideration to the Company or the Board, or that any specific amount or type of consideration constituted the only appropriate consideration to be paid in the Merger.
Moelis acted as financial advisor to the Company in connection with the Merger. The Company agreed to pay Moelis certain fees for its services in connection with the Merger, consisting of (i) an opinion fee of $3.0 million that became payable to Moelis upon the rendering of its opinion (regardless of the conclusion reached in the opinion) and which shall be offset, to the extent previously paid, against the transaction fee referred to in clause (ii), and (ii) a transaction fee based on the transaction value to be determined at the closing of the Merger, payable to Moelis upon consummation of the Merger. The total fee is currently estimated to be approximately $19.5 million. In addition, the Company has agreed to reimburse Moelis for certain of its expenses, including reasonable attorney’s fees and disbursements, and to indemnify Moelis and related persons for various liabilities, including certain liabilities under the federal securities laws.
Moelis’ affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and DFH and their respective affiliates.
In the past two years prior to the date of the written opinion, except for providing investment banking services to the Company in connection with activist defense matters (for which Moelis received $500,000 in total fees), Moelis did not provide investment banking or other services to the Company unrelated to the Merger. In the past two years prior to the date of the written opinion, Moelis did not provide investment banking or other services to (and did not receive any fees from) DFH, Merger Sub, Patrick Zalupski, or POZ Holdings, Inc. or POZ BR, LLC, which are controlled by Patrick Zalupski.
In the future, Moelis and its affiliates may provide investment banking or other services to the Company and/or DFH and/or their respective affiliates, for which Moelis would expect to receive compensation for such services.
The Board selected Moelis as one of its financial advisors in connection with the Merger because Moelis has substantial experience in similar transactions. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes. In addition, the Board selected Moelis to act as one of its financial advisors in connection with the Merger on the basis of its reputation in the investment community, its knowledge of the homebuilding industry, and its familiarity with the Company and its business.

Certain Company Financial Forecasts
The Company does not generally as a matter of course publish or make public its business plans and strategies or make external disclosures about its anticipated financial position or results of operations, other than providing, from time to time, limited short-term guidance of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials. Forecasts as to future performance, revenues, earnings, or other results, particularly for extended time periods in the future, are inherently uncertain and unpredictable, including due to the subjectivity of the underlying assumptions and estimates and the likelihood that such underlying assumptions and estimates will not be realized.
In connection with the Board’s evaluation of a potential transaction, the Company’s management, at the request of the Board, provided the Board with the February 2026 Company Forecast, the June 2026 Company Forecast and the July 2026 Company Forecast (collectively, the “Company Forecasts”). The Company is including a summary of the Company Forecasts in this Proxy Statement in order to provide the Company Stockholders with access to the unaudited prospective financial information that was made available to the Board in connection with its evaluation of the Merger, and, in the case of the July 2026 Company Forecast, which was approved by the Board for the Financial Advisors to use and rely upon in connection with their respective financial analyses and opinions.
February 2026 Company Forecast
In February 2026, the Company’s management prepared certain unaudited prospective financial information with respect to the Company for the Company’s fiscal years 2026 through 2028 (the “February 2026 Company Forecast”), and the Company’s management provided the February 2026 Company Forecast to the Board and to J.P. Morgan.
The following table presents a summary of the February 2026 Company Forecast.
($ in millions)	FY2026E	FY2027E	FY2028E
Total Revenue(1)	$2,718	$3,357	$3,823
Adjusted EBITDA(2)	$159	$339	$439

(1)
Total Revenue includes homebuilding revenue and land sales and other revenue.

(2)
For purposes of the February 2026 Company Forecast, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and adds back stock-based compensation as non-cash expense. Adjusted EBITDA is a non-GAAP financial measure. The foregoing definition of Adjusted EBITDA is subject to adjustments that are not reflected in, or are distinct from, those applied to the Company’s calculation of “Adjusted EBITDA” presented in the Company’s annual and quarterly earnings press releases and other investor materials. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

June 2026 Company Forecast
In May and June 2026, in the context of evaluating the proposals from DFH and a potential strategic transaction, the Company’s management determined that, due to economic developments and results of the Company’s business since the preparation of the February 2026 Company Forecast, it was appropriate to revise the Company’s prospective financial information. This revised prospective financial information is referred to herein as the “June 2026 Company Forecast”.
The Company’s management provided the June 2026 Company Forecast to the Board and to the Financial Advisors, and the Board approved and directed each of J.P. Morgan and Moelis to rely upon and use the June 2026 Company Forecast with their respective preliminary financial analyses. Following the authorization of the Board, the June 2026 Company Forecast was also provided to Party A in connection with its evaluation of a potential strategic transaction with the Company.

The following table presents a summary of the June 2026 Company Forecast.
($ in millions)	Q4 2026E	FY2027E	FY2028E	FY2029E	FY2030E
Total Revenue(1)	$1,040	$3,130	$3,518	$3,940	$4,455
Adjusted EBITDA(2)	$80	$243	$342	$453	$544
Net Operating Profit After Tax(3)	$53	$158	$235	$317	$381
Unlevered Free Cash Flow(4)	$351	$449	$(81)	$129	$184
Ending Inventory Balance (excl. capitalized interest)	$1,914	$1,773	$2,043	$2,214	$2,426

(1)
See footnote (1) under “— February 2026 Company Forecast” above.

(2)
For purposes of the June 2026 Company Forecast and the July 2026 Company Forecast, Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and including stock-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure. The foregoing definition of Adjusted EBITDA is subject to adjustments that are not reflected in, or are distinct from, those applied to the Company’s calculation of “Adjusted EBITDA” presented in the Company’s annual and quarterly earnings press releases and other investor materials. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

(3)
Calculated as Adjusted EBITDA, less depreciation and amortization and less cash taxes. Net Operating Profit After Tax is a non-GAAP financial measure. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

(4)
Calculated as Net Operating Profit After Tax, plus depreciation and amortization, less capital expenditures, less changes in net working capital and less changes in land and other inventories, in each case, as provided by the Company’s management. Unlevered Free Cash Flow is a non-GAAP financial measure. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

July 2026 Company Forecast
In early July 2026, in the context of continuing to evaluate the proposals from DFH and other potential acquirors, the Company’s management reviewed the June 2026 Company Forecast and determined that based on ongoing industry challenges and the Company’s actual financial performance through June 2026, the June 2026 Company Forecast warranted revisions. As described in the section of this Proxy Statement titled “— Background of the Merger”, the revised unaudited prospective financial information was provided to potential acquirors, including DFH, in connection with their respective evaluations of a potential strategic transaction with the Company. When providing such unaudited prospective financial information to potential acquirors, representatives of the Company informed potential acquirors that the Company’s management was preparing additional unaudited prospective financial information that would reflect analysis in which the Company’s management would develop the prospective financial information starting with each individual division of the Company (such revised prospective financial information, the “July 2026 Company Forecast”), and that the Company expected to provide the July 2026 Company Forecast to potential acquirors later in July.
The Company’s management provided the July 2026 Company Forecast to the Board and to the Financial Advisors, and the Board approved and directed each of J.P. Morgan and Moelis to rely upon and use the July 2026 Company Forecast in connection with their respective financial analyses and opinions. Following the authorization of the Board, the July 2026 Company Forecast was also provided to potential acquirors, including DFH, in connection with their respective evaluations of a potential strategic transaction with the Company.

The following table presents a summary of the July 2026 Company Forecast.
($ in millions)	Q4 2026E	FY2027E	FY2028E	FY2029E	FY2030E
Total Revenue(1)	$943	$3,155	$3,534	$3,955	$4,536
Adjusted EBITDA(2)	$58	$237	$350	$455	$550
Net Operating Profit After Tax(3)	$37	$154	$241	$318	$385
Unlevered Free Cash Flow(4)	$314	$467	$(42)	$177	$211
Ending Inventory Balance (excl. capitalized interest)	$1,923	$1,827	$2,001	$2,109	$2,302

(1)
See footnote (1) under “— February 2026 Company Forecast” above.

(2)
See footnote (2) under “— June 2026 Company Forecast” above.

(3)
See footnote (3) under “— June 2026 Company Forecast” above.

(4)
See footnote (4) under “— June 2026 Company Forecast” above.

Additional Information About the Company Forecasts
The inclusion of the Company Forecasts in this Proxy Statement should not be regarded as an indication that the Company, or any of its affiliates, advisors or representatives (including the Financial Advisors), have considered the Company Forecasts to be predictive of actual future events, and the Company Forecasts should not be relied upon as such. The Company’s internal financial forecasts upon which the Company Forecasts were based are subjective in many respects. The Company Forecasts did not take into account any changes or expenses attributable solely to the transactions contemplated by the Merger Agreement nor do they reflect any effects of the Merger or effect of the failure of the Merger to be consummated.
Although presented with numerical specificity, the Company Forecasts were based on numerous variables, assumptions and estimates as to future events made by the Company’s management that the Company’s management believed were reasonable at the time the Company Forecasts were prepared, taking into account the relevant information available to the Company’s management at the time. These variables, assumptions and estimates are inherently uncertain and many are beyond the control of the Company and the Company’s management. Important factors that may affect actual results and cause these internal financial forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to the business of the Company (including, without limitation, that the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement, the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers, and others with whom it does business, or its operating results and business generally, risks related to diverting management’s attention from the Company’s ongoing business operations, and the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification, and liability) and other risks identified in the section of this Proxy Statement titled “Forward-Looking Statements”, as well as additional factors discussed in the Company’s periodic filings with the SEC, including in its most recent Annual Report on Form 10-K. Various assumptions underlying the Company Forecasts may not prove to have been, or may no longer be, accurate. The Company Forecasts may not be realized, and actual results may be significantly higher or lower than projected in the Company Forecasts.
The Company Forecasts reflect assumptions as to certain business strategies or plans that are subject to change and are susceptible to multiple interpretations. The Company Forecasts do not take into account any circumstances or events occurring after the date they were prepared. The Company Forecasts cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Company Forecasts in this Proxy Statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially (and are likely to differ materially if the Merger is completed) from the Company Forecasts. For all of these reasons, the Company Forecasts, and the assumptions upon which they are based, (1) are not guarantees of future results; (2) are inherently speculative; and (3) are subject to a number of risks and uncertainties. Accordingly, there can be no assurance that the Company Forecasts will be realized and actual results will differ, and may differ materially, from those contained in the Company Forecasts.

The Company Forecasts are included in this Proxy Statement solely because they were used to assist the Board with its consideration and evaluation of the Merger and, in the case of the July 2026 Company Forecast, approved by the Board for J.P. Morgan and Moelis to use and rely upon in connection with their respective financial analyses and opinions. The Company Forecasts were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC, U.S. generally accepted accounting principles (“GAAP”) or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Company Forecasts included in this Proxy Statement have been prepared by, and are the responsibility of, the Company’s management. Neither the Company’s independent auditor nor any other independent accountant has audited, reviewed, compiled, examined, or applied agreed-upon procedures with respect to the Company Forecasts, and accordingly, does not express an opinion or any other form of assurance with respect thereto. The report of Deloitte & Touche LLP included in the Company’s most recent Annual Report on Form 10-K relates to the Company’s previously issued financial statements. It does not extend to the Company Forecasts and should not be read to do so.
Adjusted EBITDA, Net Operating Profit After Tax and Unlevered Free Cash Flow are each a “non-GAAP financial measure”, which is a performance measure that is not calculated in accordance with GAAP. The non-GAAP financial measures used in the Company Forecasts were relied upon by J.P. Morgan and Moelis for purposes of their respective financial analyses and opinions with the approval of the Board. The non-GAAP financial measures used in the Company Forecasts were also relied upon by the Board in connection with its evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this Proxy Statement. In addition, reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures were not relied upon by J.P. Morgan or Moelis for purposes of their respective opinions nor were they relied upon by the Board in connection with its evaluation of the Merger. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Company Forecasts to the relevant GAAP financial measures. Non-GAAP measures have limitations as analytical tools, and you should not consider these measures in isolation or as substitutes for analysis of our financial results as reported under GAAP. For example, in evaluating Adjusted EBITDA and other metrics derived from it, you should be aware that in the future the Company will incur expenses such as those that are the subject of adjustments in deriving Adjusted EBITDA and you should not infer from our presentation of Adjusted EBITDA that our future results will not be affected by these expenses or any unusual or non-recurring items. For these reasons, as well as the basis and assumptions on which the Company Forecasts were compiled, the inclusion of specific portions of the Company Forecasts in this Proxy Statement should not be regarded as an indication that the Company Forecasts will be an accurate prediction of future events, and they should not be relied on as such. None of the Company nor any of its affiliates, advisors, officers, directors, partners or representatives (including the Financial Advisors) can give you any assurance that actual results will not differ from the Company Forecasts.
Except to the extent required by applicable laws, none of the Company nor any of its affiliates, advisors, officers, directors, partners or representatives (including the Financial Advisors) undertake any obligation to update or otherwise revise or reconcile the Company Forecasts or the specific portions presented to reflect circumstances existing after the date the Company Forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this Proxy Statement are cautioned not to place undue reliance on the specific portions of the Company Forecasts set forth above. None of the Company nor any of its affiliates, advisors, officers, directors, partners or representatives (including the Financial Advisors) intend to make publicly available any update or other revision to the Company Forecasts. In addition, none of the Company nor any of its affiliates, advisors, officers, directors, partners, or representatives (including the Financial Advisors) have made, make or are authorized in the future to make, any representation to any stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Company Forecasts or that projected results will be achieved, and any statements to the contrary should be disregarded. The Company Forecasts should be evaluated in conjunction with the historical financial statements and other financial information contained in the Company’s public filings with the SEC. The Company has made no representation to DFH or Merger Sub, in the Merger Agreement or otherwise, concerning the Company Forecasts.

Interests of the Company’s Directors and Executive Officers in the Merger
You should be aware that the Company’s directors and executive officers have certain interests in the Merger that may be different from, or in addition to, the interests of the Company Stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.
For purposes of this disclosure, the Company’s executive officers, who are the Company’s “named executive officers”, are Allan P. Merrill (Chairman, President & Chief Executive Officer), David I. Goldberg (Senior Vice President and Chief Financial Officer), and Michael A. Dunn (Senior Vice President, General Counsel and Corporate Secretary) (collectively, the “NEOs”). The Company’s non-employee directors are Howard C. Heckes, Lloyd E. Johnson, John J. Kelley, Peter M. Orser, Norma A. Provencio, June Sauvaget, Alyssa Steele, and C. Christian Winkle. Danny R. Shepherd reached the prescribed retirement age and did not stand for re-election at the Company’s 2026 annual meeting of stockholders, and his term as a non-employee director ended February 5, 2026. There are no other individuals who would be considered named executive officers, executive officers, or non-employee directors since the beginning of the Company’s last fiscal year for purposes of this disclosure.
Treatment of Shares of Company Common Stock
For information regarding beneficial ownership of the shares of Company Common Stock held by each of the Company’s directors and executive officers and all directors and executive officers as a group, see the section of this Proxy Statement titled “Security Ownership of Certain Beneficial Owners and Management”. Each of the Company’s directors and executive officers will be entitled to receive, for each share of Company Common Stock held by such individual, the Merger Consideration in the same manner as other Company Stockholders.
Treatment of Company Awards
Company Options.   Immediately prior to the Effective Time, each outstanding Company Option will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option. Any Company Options which have a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment.
Company RSAs.   Immediately prior to the Effective Time, each outstanding Company RSA that is issued prior to the first day of the Company’s 2027 fiscal year will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (ii) the Merger Consideration.
Company Performance-Based RSAs.   Immediately prior to the Effective Time, each outstanding Company Performance-Based RSA will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Performance-Based RSA (at target performance), multiplied by (ii) the Merger Consideration.
Company Performance-Based Cash Awards.   Immediately prior to the Effective Time, each outstanding Company Performance-Based Cash Award will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the value of the Company Performance-Based Cash Award (at target performance).
The following table sets forth, for each current executive officer and director, the number of Company Options, Company RSAs, and Company Performance-Based RSAs (with performance deemed earned at target) held as of September 2, 2026, together with the estimated value of such Company Options, Company RSAs, Company Performance-Based RSAs, and Company Performance-Based Cash Awards in connection with the Merger. The values in the table below have been determined based on the Merger Consideration of

$33.50 per share of Company Common Stock and assume Company Performance-Based RSA and Company Performance-Based Cash Award performance at target. Actual amounts may differ from the amounts set forth below.
	Company Awards(1)
	Company Options (#)	Estimated Value of Company Options(2) ($)	Company RSAs (#)	Estimated Value of Company RSAs ($)	Company Performance- Based RSAs (#)	Estimated Value of Company Performance- Based RSAs ($)	Estimated Value of Company Performance- Based Cash Awards ($)	Total Value ($)
Non-Employee Directors:
Howard C. Heckes	—	—	5,988	200,598	—	—	—	200,598
Lloyd E. Johnson	—	—	7,199	241,167	—	—	—	241,167
John J. Kelley	—	—	7,199	241,167	—	—	—	241,167
Peter M. Orser	—	—	7,199	241,167	—	—	—	241,167
Norma A. Provencio	—	—	7,199	241,167	—	—	—	241,167
June Sauvaget	—	—	7,199	241,167	—	—	—	241,167
Alyssa Steele	—	—	7,199	241,167	—	—	—	241,167
C. Christian Winkle	—	—	7,199	241,167	—	—	—	241,167
Executive Officers:
Michael A. Dunn	449	5,186	14,125	473,188	11,952	400,392	204,148	1,082,914
David I. Goldberg	443	5,117	50,045	1,676,508	56,849	1,904,442	1,222,883	4,808,950
Allan P. Merrill	—	—	139,939	4,687,957	186,785	6,257,298	3,756,542	14,701,797

(1)
The amounts in this table reflect the shares of Company Common Stock underlying all Company Options, Company RSAs, and Company Performance-Based RSAs held by such individuals as of September 2, 2026. The amounts in this table do not reflect any Company RSAs that may be granted following such date and prior to the closing, nor do they represent any forfeitures, vesting events, or sales that may occur prior to the closing. All values are rounded to the nearest dollar.

(2)
The exercise price with respect to such Company Options is $21.95 per share of Company Common Stock.

Severance and Change of Control Agreements
The Company is party to severance and change of control agreements with each NEO (collectively, the “CIC Agreements”). The CIC Agreements set forth each NEO’s base salary at the time the agreement was executed, eligibility to receive awards pursuant to short-term and long-term incentive compensation programs, deferred compensation and severance payments, all of which are described in greater detail below. The CIC Agreements are substantially identical in non-economic terms and set forth each NEO’s non-competition and non-solicitation, confidentiality and intellectual property obligations. Base salaries, performance metrics and actual target opportunities for any given year remain within the discretion of the Human Capital Committee of the Board.
The CIC Agreements provide for a lump sum severance payment in the event of a “change of control” of the Company followed by a termination of the NEO without “cause” or a resignation by the NEO for “good reason” within two years of the change of control. In such event, the severance payment for Mr. Merrill would be three times the sum of his then current base salary and annual cash incentive bonus target for the fiscal year in which the termination occurs, and, in the case of Messrs. Goldberg and Dunn, the severance payments would be two times the sum of the NEO’s then current base salary and annual cash incentive bonus target for the fiscal year in which the termination occurs, in each case payable in a lump sum.
In the event the NEO is entitled to receive severance pay, the CIC Agreements provide that the NEO may receive up to twelve months of coverage under the group health, dental and vision plans that the NEO participated in prior to termination (including dependent coverage). In addition, there is no provision in the CIC Agreements to “gross up” any payment to account for taxes for which the NEO may be liable. Under the

CIC Agreements, any incentive compensation that is paid or granted to the NEOs will be subject to recoupment under the terms of the Company’s “clawback” policy.
Potential Employment Arrangements with DFH
The Company’s executive officers who become officers or employees or who otherwise are retained to provide services to DFH may, prior to, on, or following the Effective Time, enter into new individualized compensation arrangements with DFH and, following the Effective Time, may participate in cash or equity incentive or other benefit plans maintained by DFH. As of the date of this Proxy Statement, no new individualized compensation arrangements between the Company’s executive officers and DFH have been discussed or established.
280G Mitigation Measures
Prior to the Effective Time and following consultation with DFH, the Company may take mitigation steps that are reasonably necessary to avoid any excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and any excise taxes related thereto under Section 4999 of the Code.
Treatment of Annual Incentives
With respect to the Company’s short-term cash incentive plans, if not already paid as of the Effective Time, the Surviving Corporation will pay to each Continuing Employee a cash bonus for the fiscal year ending September 30, 2026 (the “2026 Annual Bonus”) based on the actual level of achievement of applicable performance criteria as determined by the Human Capital Committee of the Board, measured as of September 30, 2026 or, if earlier, as of the Effective Time. Payment of the 2026 Annual Bonus is conditioned upon continued employment through the payment date or termination without cause prior to the payment date. If the Effective Time occurs on or after October 1, 2026, the Surviving Corporation will also pay each Continuing Employee a cash bonus for the fiscal year ending September 30, 2027, based on the level of achievement of relevant performance goals under the applicable plan provided that such Continuing Employee remains employed through the payment date of such cash bonus.
Continuing Employee Matters
For a description of certain covenants relating to continuing employee matters set forth in the Merger Agreement, please see the section of this Proxy Statement titled “Proposal 1: The Merger Agreement Proposal — Continuing Employee Matters”.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, the Company’s directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of not less than six years following the Effective Time under directors’ and officers’ liability insurance policies from the Surviving Corporation. This indemnification and insurance coverage is further described in the section titled “Proposal 1: The Merger Agreement Proposal — Indemnification and Insurance”.
Quantification of Payments and Benefits
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the NEOs that is based on or otherwise relates to the Merger and that will or may become payable to the NEOs at the completion of the Merger. Applicable SEC disclosure rules refer to this compensation as “golden parachute” compensation, and in this section we use such term to describe the Merger-related compensation payable to the NEOs.
The amounts shown in the table below are estimates based on various assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before the completion of the Merger. For purposes of calculating such amounts, the following assumptions were used: (1) the relevant price of a share of Company Common Stock is $33.50, which is the Merger Consideration, (2) the Effective Time as referenced in this section occurs on September 2, 2026, which is the assumed date of the Effective Time solely for purposes of the disclosure in this section, (3) the service of each NEO was terminated by DFH without “cause” (as such term is defined in the CIC Agreements), in either case immediately following the Merger and on September 2, 2026, (4) each NEO’s base salary remains unchanged from that in effect as of the date of this Proxy Statement, (5) the Effective Time occurs prior to the date on which the Company ordinarily would have paid fiscal year 2026 annual bonuses or granted 2027 long-term equity awards, and (6) no NEO has any payments or benefits that would be “excess parachute payments” pursuant to Code Section 280G.
Named Executive Officer	Cash(1) ($)	Equity(2) ($)	Perquisites/Benefits(3) ($)	Total ($)
Michael A. Dunn	1,874,917	878,766	34,868	2,788,551
David I. Goldberg	4,529,519	3,586,067	300	8,115,886
Allan P. Merrill	15,829,868	10,945,255	30,759	26,805,882

(1)
Cash.   The cash amount payable to each NEO consists of the following (rounded down to the nearest whole dollar):

a.
Cash Severance under the CIC Agreements.   For Mr. Merrill, a lump sum that is three times the sum of his base salary and annual cash incentive bonus target. For Messrs. Goldberg and Dunn, a lump sum that is two times the sum of the NEO’s base salary and target annual cash incentive bonus. This payment is “double trigger” (e.g., conditioned upon a termination of the NEO without “cause” or a resignation by the NEO for “good reason” within two years of the change of control).

b.
Company Performance-Based Cash Awards.   The value of the full accelerated vesting of all outstanding unvested Company Performance-Based Cash Awards held by the NEOs. The treatment of the outstanding Company Performance-Based Cash Awards is considered to be “single-trigger” (e.g., amounts triggered solely by a change in control).

c.
2026 Annual Bonus.   The value of the 2026 Annual Bonuses is based on the forecasted maximum amounts that could be received as a result of the actual level of achievement of applicable performance criteria. This payment is considered to be “single-trigger” (e.g., amounts triggered solely by a change in control as a result of the terms of the Merger Agreement).

Named Executive Officer	Cash Severance ($)	Company Performance- Based Cash Awards ($)	2026 Annual Bonus ($)	Total ($)
Michael A. Dunn	1,600,000	204,148	70,769	1,874,917
David I. Goldberg	3,146,725	1,222,883	159,911	4,529,519
Allan P. Merrill	11,585,301	3,756,542	488,025	15,829,868

(2)
Equity.   The equity amount payable to each NEO consists of the following (rounded down to the nearest whole dollar):

a.
Company Options.   The value of the full accelerated vesting of all outstanding unvested Company Options held by the NEOs. The treatment of the outstanding Company Options is considered to be “single-trigger” (e.g., amounts triggered solely by a change in control).

b.
Company RSAs.   The value of the full accelerated vesting of all outstanding unvested Company RSAs held by the NEOs. The treatment of the Company RSAs outstanding as of September 2, 2026 is considered to be “single-trigger” (e.g., amounts triggered solely by a change in control).

c.
Company Performance-Based RSAs.   The value of the full accelerated vesting of all outstanding unvested Company Performance-Based RSAs held by the NEOs based on target performance. The treatment of the outstanding Company Performance-Based RSAs is considered to be “single-trigger” (e.g., amounts triggered solely by a change in control).

Named Executive Officer	Company Options (#)	Company Options ($)	Company RSAs (#)	Company RSAs ($)	Company Performance- Based RSAs (#)	Company Performance- Based RSAs ($)	Total ($)
Michael A. Dunn	449	5,186	14,125	473,188	11,952	400,392	878,766
David I. Goldberg	443	5,117	50,045	1,676,508	56,849	1,904,442	3,586,067
Allan P. Merrill	—	—	139,939	4,687,957	186,785	6,257,298	10,945,255

(3)
Perquisites/Benefits.   The amount payable to each NEO consists of twelve months of coverage under the group health, dental and vision plans that the NEO participated in prior to termination (including dependent coverage) pursuant to the CIC Agreements. This payment is “double trigger” (e.g., conditioned upon a termination of the NEO without “cause” or a resignation by the NEO for “good reason” within two years of the change of control).

Financing of the Merger
In connection with the Merger, DFH has obtained fully executed commitment letters, dated as of August 6, 2026 (the “Commitment Letters”), from certain financial institutions providing for financing in an aggregate amount of $2,150 million, including a bridge facility, a land bank facility and a preferred equity investment (the financing contemplated by the Commitment Letters is collectively referred to in this Proxy Statement as the “Financing”). The proceeds of the Financing, together with DFH’s other available cash and other sources of funds, are expected to be sufficient to pay the aggregate Merger Consideration, the amounts payable in respect of Company Options, Company RSAs, Company Performance-Based RSAs and Company Performance-Based Cash Awards, the repayment or refinancing of certain indebtedness of the Company in connection with the Merger, and fees and expenses related to the Transactions, in each case subject to the terms and conditions set forth in the Commitment Letters.
The obligations of DFH and Merger Sub to consummate the Merger are not subject to any financing condition.
Appraisal Rights
If the Merger is consummated, holders of record and beneficial owners of shares of Company Common Stock who (1) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the adoption of the Merger Agreement, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement), (2) properly and validly demand an appraisal of their shares of Company Common Stock in writing before the vote is taken on the Merger Agreement Proposal, (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Common Stock through the effective date of the Merger, (4) strictly comply with the statutory requirements of Section 262, and (5) do not withdraw their demands for, or otherwise lose their rights to, appraisal, will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Merger under Section 262. However, given that the shares of Company Common Stock are listed on the NYSE (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the aggregate Merger Consideration in respect of such total number of shares exceeds $1,000,000. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of Company Common Stock. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to a person who is the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association, or other entity. Persons who exercise appraisal rights under Section 262 will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will instead receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company

Common Stock determined under Section 262 could be more than, the same as, or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this Proxy Statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the Company Stockholders or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Company Common Stock should carefully review the full text of Section 262 as well as the information discussed below. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights will result in the loss of such rights.
Under Section 262, if the Merger is completed, holders of record or beneficial owners of shares of Company Common Stock who (1) properly and validly demand appraisal of such holder’s or owner’s shares of Company Common Stock before the vote is taken on the Merger Agreement Proposal, (2) do not vote in favor of the adoption of the Merger Agreement (whether by voting against the Merger Agreement Proposal, abstaining, or otherwise not voting with respect to the adoption of the Merger Agreement), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares of Company Common Stock through the effective date of the Merger, (4) do not validly withdraw their demands for, or otherwise lose their rights to, appraisal, and (5) strictly comply with the statutory requirements set forth in Section 262, may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on the amount determined to be fair value will accrue and compound quarterly from the effective date of the Merger through the date of payment of the judgment at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. However, given that the shares of Company Common Stock are listed on the NYSE (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the aggregate Merger Consideration in respect of such total number of shares exceeds $1,000,000.
Under Section 262, where the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of the company stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the company stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes the Company’s notice to its Company Stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A Company Stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement, without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Common Stock, the Company believes that if a Company Stockholder or a beneficial owner is considering exercising such rights, that Company Stockholder or beneficial owner should seek the advice of legal counsel.
Company Stockholders and beneficial owners wishing to exercise appraisal rights with respect to their shares of Company Common Stock must do ALL of the following:
•
the Company Stockholder or beneficial owner must deliver to the Company a written demand for appraisal of such holder’s or beneficial owner’s shares of Company Common Stock before the vote on the adoption of the Merger Agreement at the Special Meeting;

•
the Company Stockholder or beneficial owner must not vote in favor of the adoption of the Merger Agreement;

•
the Company Stockholder must continuously hold or the beneficial owner must continuously own the shares of Company Common Stock from the date of making the demand through the effective date of the Merger (a Company Stockholder or beneficial owner will lose appraisal rights if the Company Stockholder or beneficial owner transfers the shares before such effective date); and

•
strictly comply with the procedures of Section 262 for perfecting appraisal rights thereafter.

Any holder of record or beneficial owner of shares of the Company Common Stock who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights or the Surviving Corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within one hundred and twenty (120) days after the date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
For Company Stockholders, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, each Company Stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, or abstain from voting his, her, or its shares of Company Common Stock.
Written Demand
A Company Stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s shares of Company Common Stock. In addition, such Company Stockholder or beneficial owner must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, at the Special Meeting, or by proxy (whether by mail or via the Internet or telephone), will result in loss of appraisal rights in respect of the shares of Company Common Stock so voted and will nullify any previous written demands for appraisal with respect to such Company Stockholder’s or beneficial owner’s shares of Company Common Stock. A Company Stockholder exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Company Common Stock of record through the effective date of the Merger. A beneficial owner exercising appraisal rights must own the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to own such shares of Company Common Stock through the effective date of the Merger. For a Company Stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the Company Stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A Company Stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the adoption of the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A Company Stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
A holder of record of shares of Company Common Stock is entitled to demand appraisal for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal in respect of shares of Company Common Stock by a holder of record must reasonably inform the Company of the identity of the Company Stockholder and that the Company Stockholder intends thereby to demand an appraisal of such holder’s shares of Company Common Stock. If the shares of Company Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian, or custodian, such demand must be executed by or on behalf of the record owner, and if the shares of Company Common Stock are owned of record by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint record holders. An authorized agent, including an authorized agent for two (2) or more joint record holders, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners, and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Company Common Stock. A demand for appraisal in respect of shares of Company Common Stock should reasonably inform the Company of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares of Company Common Stock. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Company Common Stock for which the demand is made; (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the Company Common Stock and a statement that such documentary evidence is a true and correct copy of what it purports to be; and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by subsection (f) of Section 262. Although not expressly required by Section 262, the Surviving Corporation reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares of Company Common Stock for which such demand is submitted.
All written demands for appraisal pursuant to Section 262 must be delivered to:
Beazer Homes USA, Inc.
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
Attention: Corporate Secretary
Telephone: (770) 829-3700
At any time within sixty (60) days after the effective date of the Merger (or thereafter, with written approval from the Company), any holder of record or beneficial owner of shares of the Company Common Stock who has submitted a demand for appraisal who has not commenced an appraisal proceeding or otherwise joined such proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the Merger Consideration offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to the Company, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Once a petition for appraisal is filed, an appraisal proceeding may not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 (a “Reservation”); provided, however, that this will not affect the right of any such person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the effective date of the Merger. Except with respect to any holder of record or beneficial owner of shares of the Company Common Stock who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to such person, the person will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to, or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each record holder of shares of Company Common Stock who has properly and validly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement and any beneficial owner who has demanded appraisal in accordance with Section 262 that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within one hundred and twenty (120) days after the effective date of the Merger, but not thereafter, the Surviving Corporation or any holder of record or beneficial owner of shares of the Company Common Stock who has complied with Section 262 and who is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person other than the Surviving Corporation, demanding a determination of the fair value of the shares of Company Common Stock held by all such persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders of record and beneficial owners of shares of Company Common Stock should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any such persons who desire to have their shares of Company Common Stock appraised should take all actions necessary to perfect their appraisal rights in respect of their shares of Company Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 will nullify a previous written demand for appraisal. Within one hundred and twenty (120) days after the effective date of the Merger, any holder or beneficial owner of shares of the Company Common Stock who has complied with the requirements for an appraisal of such person’s shares of Company Common Stock pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of Company Common Stock (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares of Company Common Stock will not be considered a separate stockholder holding such shares of Company Common Stock for purposes of such aggregate number). The Surviving Corporation must send this statement to the requesting person within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a holder or beneficial owner of shares of the Company Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all such persons who have demanded appraisal for their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. The Register in Chancery, if so ordered by the Delaware Court of Chancery, will give notice of the time and place fixed for the hearing of such petition by mail to the Surviving Corporation and to the persons shown on such list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the Surviving Corporation.
After providing the foregoing notice, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who are entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.

Accordingly, persons seeking appraisal of their shares of the Company Common Stock are cautioned to retain their Company Common Stock certificates pending resolution of the appraisal proceedings.
As noted above, given that the shares of Company Common Stock are listed on the NYSE (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the aggregate Merger Consideration in respect of such total number of shares exceeds $1,000,000.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal (and, if the shares of Company Common Stock remain listed on NYSE until the Effective Time, assuming at least one of the thresholds set out above is met), the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares of Company Common Stock as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time.
In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company”. The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise, and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered”.
Persons considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as, or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Company Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Company Common

Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor DFH anticipates offering more than the Merger Consideration to any Company Stockholder or beneficial owner exercising appraisal rights, and the Surviving Corporation reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Merger Consideration.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares of Company Common Stock entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses. If any person who demands appraisal of his, her, or its shares of Company Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement, without interest and less any applicable withholding taxes. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within one hundred and twenty (120) days after the effective date of the Merger, if neither of the thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Merger Consideration as provided in the Merger Agreement in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Company Common Stock in compliance with Section 262 will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time). If a person who has made a demand for an appraisal in accordance with Section 262 delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares, either within sixty (60) days after the effective date of the Merger or thereafter with the Surviving Corporation’s written approval, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the Effective Time. If a petition for an appraisal is not filed within the time provided in accordance with Section 262, the right to appraisal with respect to all shares of Company Common Stock will cease.
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a person’s appraisal rights under Section 262. In that event, such person will be entitled to receive the Merger Consideration for such person’s shares of Company Common Stock in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any holder of record or beneficial owner of shares of the Company Common Stock wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Accounting Treatment
The Merger will be accounted for as a “business combination” for financial accounting purposes.

Certain Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares of Company Common Stock are exchanged for cash pursuant to the Merger. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion.
This discussion is limited to Company Stockholders who hold their shares of Company Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). In addition, this summary does not describe any tax consequences arising under the laws of any state, local, or foreign jurisdiction or address tax consequences of the Merger under non-income tax laws (including estate or gift tax laws), the alternative minimum tax or the Medicare net investment income surtax that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:
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banks or other financial institutions;

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mutual funds;

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insurance companies;

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tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations;

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retirement plans or other tax-deferred accounts;

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S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

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controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

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dealers or brokers in securities, currencies or commodities;

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traders in securities that elect to use the mark-to-market method of accounting for their securities;

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regulated investment companies, real estate investment trusts or entities subject to the U.S. anti-inversion rules;

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U.S. expatriates or certain former citizens or long-term residents of the United States;

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holders that own or have owned (directly, indirectly, or constructively) five percent (5%) or more of Company Common Stock (by vote or value);

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holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Company Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

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holders that received their shares of Company Common Stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

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holders that hold their shares of Company Common Stock through a bank, financial institution, or other entity, or a branch thereof, located, organized or resident outside the United States;

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holders that do not vote in favor of the Merger and that properly demand appraisal of their shares of Company Common Stock under Section 262; or

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U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Company Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Company Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. No assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S., OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Company Common Stock who or that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person as defined in Section 7701(a)(30) of the Code.

A U.S. Holder’s exchange of shares of Company Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, the U.S. Holder generally will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. Such gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Company Common Stock at different times or different prices, such U.S. Holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company Common Stock.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Company Common Stock that is, for U.S. federal income tax purposes, an individual, a corporation, a trust or an estate that is not a U.S. Holder.
Subject to the discussion under “Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

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the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax, net of certain deductions, at rates generally applicable to U.S. persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty);

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such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

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shares of Company Common Stock constitute a United States real property interest (“USRPI”) by reason of the Company’s status as a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Company Common Stock (the “Relevant Period”). Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds fifty percent (50%) of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. We believe that the Company is a USRPHC as of the Merger. However, so long as shares of Company Common Stock are treated as regularly traded on an established securities market (for purposes of Section 897(c)(3) of the Code), a Non-U.S. Holder generally will not be subject to U.S. federal income tax on the disposition of shares of Company Common Stock pursuant to the Merger if the Non-U.S. Holder has not owned directly and has not been deemed to own pursuant to attribution rules more than five percent (5%) of Company Common Stock at any time during the Relevant Period. If a Non-U.S. Holder exceeds the limits described in the preceding sentence with respect to Company Common Stock, the Non-U.S. Holder generally will be subject to U.S. federal income tax on its gain at rates applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. If a Non-U.S. Holder is subject to the tax described in the preceding sentences, the Non-U.S. Holder will also be required to file a U.S. federal income tax return with the IRS. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them of the Company being a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences to them of the Merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24%) may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (ii) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s foreign status on an applicable IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability; provided that the holder timely furnishes the required information to the IRS.
Additional Withholding Requirements under the Foreign Account Tax Compliance Act (FATCA)
Sections 1471 through 1474 of the Code and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as, collectively, “FATCA”) impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S.

account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of Company Common Stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers generally may rely on the proposed regulations until final regulations are issued. Holders of Company Common Stock are urged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of Company Common Stock pursuant to the Merger.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. IT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF COMPANY COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S., OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
The parties to the Merger Agreement have agreed to use their reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under the Merger Agreement and applicable law to cause the closing conditions set forth in the Merger Agreement to be satisfied and to consummate and make effective the Merger and the other Transactions as promptly as reasonably practicable. Each of the Company, on one hand, and DFH, on the other hand, further agrees that it will, and will cause its subsidiaries to, use reasonable best efforts to take any and all actions necessary to (i) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the Transactions under any antitrust law and (ii) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the parties to close the contemplated transactions as promptly as reasonably practicable (but in no event later than the Outside Date as it may be extended under the Merger Agreement), including, as necessary with regard to clauses (i) and (ii), (A) proposing, negotiating, or offering to commit and effect, by order, hold separate order, trust or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of the Company or its subsidiaries, or otherwise offering to take or offering to commit to take any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of the Company or its subsidiaries, and if the offer is accepted, taking or committing to take such action, (B) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of the Company and its subsidiaries (any action described in clause (A) or clause (B), a “Remedy Action”) and (C) defending through litigation or contest any action or proceeding, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions contemplated by the Merger Agreement; provided that DFH and its affiliates are not required to propose, negotiate, offer, commit to, effect, become subject to, undertake, discuss, consent to or agree to (X) any relief or remedy that is not a Remedy Action, (Y) any Remedy Action or any combination of Remedy Actions that would or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries (taken as a whole) or (Z) any Remedy Action where the consummation or effectiveness of such Remedy Action is not conditioned upon the Closing. Any Remedy Action or any combination of Remedy Actions that individually or in the aggregate involves or impacts any of the Company’s and/or any of its subsidiaries’ assets, businesses, product lines, properties and/or services with an aggregate fair market value of $300 million or more will constitute a material adverse effect on the Company and its subsidiaries (taken as a whole) for purposes of Section 5.5 of the Merger Agreement, including this paragraph.

Under the HSR Act, the Merger cannot be completed until each of DFH and the Company file or cause to be filed a notification and report form with the FTC and the DOJ under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the filing of the required HSR Act notification and report forms or the early termination of that waiting period. The filing of the required HSR Act notification and report forms was made with the FTC and the Antitrust Division of the DOJ on August 20, 2026. Early termination of the waiting period under the HSR Act with respect to the Merger was granted on September 9, 2026.
At any time before or after the consummation of the Merger and the other Transactions, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger and the other Transactions, seeking divestiture of substantial assets of the parties or seeking to require the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger and the other Transactions, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger and the other Transactions or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL
This section describes the material terms and conditions of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A and is incorporated by reference into this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this Proxy Statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section of this Proxy Statement titled “Where You Can Find More Information”. Unless indicated otherwise, any capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and the description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, DFH, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific agreed-upon dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations, qualifications and supplemental information agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to contractual standards of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is contained in, or incorporated by reference into, this Proxy Statement, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements and Current Reports on Form 8-K. Except as expressly stated in the Merger Agreement, Company Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, DFH, Merger Sub or any of their respective subsidiaries, affiliates or businesses. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver, amendments or other modification.
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation and a wholly owned subsidiary of DFH. The Merger will be effected pursuant to the DGCL and will have the effects set forth in the Merger Agreement and the applicable provisions of the DGCL. In addition, the Company Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and the Company will no longer file periodic or other reports with the SEC.
If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation. The Effective Time will occur at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the Company, DFH and Merger Sub and specified in the certificate of merger.
At the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation, and all of the debts, liabilities, and duties of the Company and Merger Sub will become the debts, liabilities, and duties of the Surviving Corporation as provided under the DGCL.
Closing and Effective Time
The closing of the Merger (the “Closing”) will take place on the third business day following the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the closing (described below under the subsection titled “— Conditions to the Closing of the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), via electronic exchange of signature pages, unless another time, date or place is agreed to in writing by the parties to the Merger Agreement. On the Closing Date, Merger Sub and the Company will cause a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and will make all other filings required under the DGCL. The Merger will become effective at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the Company, DFH and Merger Sub and specified in the certificate of merger.
Directors and Officers; Certificate of Incorporation; Bylaws
The Company, DFH and Merger Sub will take all necessary action such that, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, or such other individuals designated by DFH as of or prior to the Effective Time, will become the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors will have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
The officers of the Company (other than such officers of the Company in respect of which DFH provides written notice to the Company prior to the Closing that such person will not be an officer of the Surviving Corporation at the Effective Time) immediately prior to the Effective Time, from and after the Effective Time, will continue as the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors will have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
At the Effective Time, (i) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and, as so amended and restated, will be the certificate of incorporation of the Surviving Corporation, and (ii) the parties will take all actions reasonably necessary such that the bylaws of Merger Sub in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation as of the Effective Time (except that references therein to the name of Merger Sub will be replaced by references to the name of the Surviving Corporation).
Merger Consideration
Company Common Stock
At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock (A)(1) held by the Company as treasury stock or held directly by DFH or Merger Sub, or (2) held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub), in each case, immediately prior to the Effective Time or (B) that are Dissenting Shares, will be converted automatically into the right to receive the Merger Consideration, payable to the holder in cash, without interest, subject to any withholding of taxes required by applicable law and to be paid in accordance with the Merger Agreement.
At the Effective Time, each share of Company Common Stock held by the Company as treasury stock or held directly by DFH or Merger Sub immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange therefor or in respect thereof.

At the Effective Time, each share of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or by any direct or indirect wholly owned subsidiary of DFH (other than Merger Sub) immediately prior to the Effective Time will automatically be converted into such number of validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation or fraction thereof, such that the ownership percentage of any such subsidiary in the Surviving Corporation immediately following the Effective Time will equal the ownership percentage of such subsidiary in the Company immediately prior to the Effective Time.
At the Effective Time, all Dissenting Shares will be cancelled and cease to exist, and the holders of Dissenting Shares will only be entitled to the rights granted to them under Section 262 of the DGCL with respect to such Dissenting Shares.
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Company Common Stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a Company Stockholder (except that Company Stockholders who properly and validly exercise their appraisal rights, and do not withdraw their demands or otherwise lose their appraisal rights, will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL). For more information, please see the section of this Proxy Statement titled “The Merger — Appraisal Rights”.
Outstanding Company Awards
Immediately prior to the Effective Time:
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each outstanding Company Option will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option. Any Company Options which have a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled at the Effective Time for no consideration or payment;

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each outstanding Company RSA that is issued prior to the first day of the Company’s 2027 fiscal year will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSA, multiplied by (ii) the Merger Consideration;

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each outstanding Company Performance-Based RSA will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company Performance-Based RSA (at target performance), multiplied by (ii) the Merger Consideration; and

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each outstanding Company Performance-Based Cash Award will be fully vested, canceled, and automatically converted into the right to receive an amount in cash (without interest and subject to deduction for any required tax withholdings) equal to the value of the Company Performance-Based Cash Award (at target performance).

Exchange and Payment Procedures
At or prior to the Effective Time, DFH will designate Equiniti Trust Company, LLC to act as the paying agent (the “Paying Agent”) for purposes of effecting the payment of the Merger Consideration in accordance with Article II of the Merger Agreement. At or prior to the Effective Time, DFH will deposit, or cause to be deposited, with the Paying Agent a cash amount that is sufficient to pay the aggregate Merger Consideration to which holders of shares of Company Common Stock will be entitled at the Effective Time pursuant to the Merger Agreement.
As soon as practicable after the Effective Time (and in no event later than three business days after the Effective Time), DFH and the Surviving Corporation will cause the Paying Agent to mail to each person that was, immediately prior to the Effective Time, a holder of record of shares of Company Common Stock represented by certificates (the “Certificates”), which shares of Company Common Stock were converted into the right to receive the Merger Consideration at the Effective Time pursuant to the Merger Agreement: (A) a letter of transmittal, in customary form, which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Paying Agent, and which will otherwise be in such form as DFH, the Company and the Paying Agent will reasonably agree; and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates) in exchange for payment of the Merger Consideration.
As soon as practicable after the Effective Time (and in no event later than three business days after the Effective Time), the Surviving Corporation will cause the Paying Agent to mail to each person that was, immediately prior to the Effective Time, a holder of record of non-certificated shares of Company Common Stock represented by book-entry (“Book-Entry Shares”) not held through The Depository Trust Company: (A) a letter of transmittal, in customary form, which will be in such form as DFH, the Company and the Paying Agent will reasonably agree; and (B) instructions for returning such letter of transmittal in exchange for the Merger Consideration. Upon delivery of such letter of transmittal, in accordance with the terms of such letter of transmittal, duly executed, the holder of such Book-Entry Shares will be entitled to receive in exchange therefor a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable law), and such Book-Entry Shares so surrendered will at the Effective Time be cancelled. Any holder of Book-Entry Shares held through The Depository Trust Company will automatically be entitled to receive the Merger Consideration without a letter of transmittal, and DFH will cause the Paying Agent to pay and deliver to The Depository Trust Company or its nominee as promptly as practicable after the Effective Time, in respect of each such Book-Entry Share a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable law).
Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any such holder who has not surrendered its Certificates or Book-Entry Shares for the Merger Consideration prior to such time will thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) for delivery of the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable law, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in the Merger Agreement.
At the Effective Time, the Company’s stock transfer books will be closed and thereafter there will be no further registration of transfers of shares of Company Common Stock on the Company’s records. From and after the Effective Time, holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such shares except as otherwise provided in the Merger Agreement or by applicable law. Any portion of the Merger Consideration remaining unclaimed immediately prior to the time such amounts would otherwise escheat to, or become the property of, any governmental entity will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of any claim or interest of any person previously entitled thereto. None of DFH, Merger Sub, the Surviving Corporation, the Paying Agent or their respective affiliates will be liable to any holder of a Certificate or Book-Entry Share for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the funds made available to the Paying Agent to pay for shares of Company Common Stock for which appraisal rights have been perfected will be returned to the Surviving Corporation upon demand, and if Dissenting Shares later lose that status, DFH is required to promptly deposit additional funds with the Paying Agent.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, DFH and Merger Sub. Some of the representations and warranties in the Merger Agreement made by the Company are subject to specified exceptions and qualifications contained in the Merger Agreement, including qualifications as to materiality or Company Material Adverse Effect. For purposes of the Merger Agreement, “Company Material

Adverse Effect” means any change, effect, event, development, state of facts, circumstance, condition or occurrence that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following will be deemed, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there has been or would reasonably be expected to be, a Company Material Adverse Effect:
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the negotiation, execution and delivery of the Merger Agreement or the announcement or pendency of the Transactions, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, partners, financing sources, contractors or employees of the Company and its subsidiaries, or the performance of the Merger Agreement and the Transactions, including compliance with the covenants set forth therein (provided that this bullet will not apply to the representations and warranties of the Company relating to conflicts and governmental consents or to compliance with laws and permits, to the extent the purpose of such representation or warranty is to address the consequences resulting from the negotiation, execution and delivery of the Merger Agreement or the announcement or pendency of the Transactions);

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changes in conditions generally affecting the industries in which the Company and its subsidiaries participate or the markets in which the Company and its subsidiaries operate;

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any change after the date of the Merger Agreement in applicable laws or interpretation or enforcement thereof;

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any change after the date of the Merger Agreement in GAAP or principles or interpretation or enforcement thereof;

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the commencement, continuation or escalation of a war or other material international or national calamity or act of terrorism;

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volcanoes, tsunamis, pandemics or disease outbreaks, earthquakes, hurricanes, tornados or other natural disasters, cyberattack or cyberbreach or other comparable events, any force majeure event, or any declaration of martial law, quarantine or similar directive, policy, guidance or law in response thereto;

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any failure by the Company to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exception in this bullet will not prevent or otherwise affect a determination that the underlying cause of any such failure is, may be, contributed to or may contribute to, a Company Material Adverse Effect (so long as such underlying cause is not otherwise excluded from the definition of a “Company Material Adverse Effect”));

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changes in the market price or trading volume of the Company Common Stock or any other securities of the Company (it being understood that the exception in this bullet will not prevent or otherwise affect a determination that the underlying cause of any such change is, may be, contributed to or may contribute to, a Company Material Adverse Effect (so long as such underlying cause is not otherwise excluded from the definition of a “Company Material Adverse Effect”));

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general changes or developments in the economy, the financial, debt, capital, credit or securities markets or the banking sector (including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market) or political, business or regulatory conditions in the United States or elsewhere in the world, including changes in inflation, supply chain disruptions, and labor shortages, and including as a result of changes in geopolitical conditions;

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any action taken or omitted at the written request of or with the written consent of DFH or Merger Sub;

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any changes in trade regulations, such as the imposition of new or increased trade restrictions, tariffs, trade policies or disputes, or changes in, or any consequences resulting from, any “trade war” or similar actions in the United States or any other country or region in the world; or

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Stockholder Litigation.

However, with respect to the exceptions set forth in the second to sixth bullets and the ninth and eleventh bullets above, to the extent that such Effect has had a disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry or jurisdiction in which the Company and its subsidiaries operate, then only the incremental disproportionate adverse impact or impacts of such Effect will be taken into account for the purpose of determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur.
In the Merger Agreement, the Company made customary representations and warranties to DFH and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. Furthermore, each of the Company’s representations and warranties is subject to the qualifications, if any, set forth on the Company’s confidential disclosure schedule to the Merger Agreement (the “Company Disclosure Schedule”), as well as the reports of the Company filed with or furnished to the SEC at least two business days prior to the execution of the Merger Agreement (excluding any disclosures set forth under the captions “Risk Factors” or “Forward-Looking Statements” and in any other section to the extent they are similarly cautionary, forward-looking or predictive in nature). These representations and warranties relate to, among other things:
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the due organization, valid existence, and qualification of the Company and its subsidiaries;

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the capital structure of the Company, as well as the ownership and capital structure of its subsidiaries;

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the absence of any shareholder agreements, voting trusts, registration rights agreements, subscription agreements or other agreements, commitments, or understandings to which the Company or any Company subsidiary is a party with respect to the shares of capital stock or other equity interests of the Company;

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the absence of any undisclosed outstanding bonds, debentures, notes, or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter;

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the Company’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

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the necessary approval of the Board, and that the Company Stockholder Approval is the only vote of holders of any class or series of capital stock or other equity interests of the Company necessary to adopt the Merger Agreement and consummate the Transactions;

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the inapplicability of anti-takeover statutes to the Merger;

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the absence of any conflict or violation of any organizational documents of the Company, existing contracts of the Company and its subsidiaries, laws applicable to the Company or its subsidiaries or the resulting creation of any lien upon the properties or assets of the Company or its subsidiaries due to the execution and delivery of the Merger Agreement and performance thereof;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the accuracy and completeness of the Company’s SEC filings and financial statements;

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the Company’s disclosure controls and procedures;

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the Company’s internal accounting controls and procedures;

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the absence of undisclosed liabilities;

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the conduct of the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any Company Material Adverse Effect, in each case, since October 1, 2025;

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the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, the Company and its subsidiaries, contained in this Proxy Statement;

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the absence of certain litigation and orders;

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the Company’s and its subsidiaries’ compliance with laws and possession of necessary permits;

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compliance with anti-corruption laws and anti-money laundering laws;

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employee benefit plans;

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labor matters;

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environmental matters;

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real property and tangible personal property owned or leased by the Company and its subsidiaries;

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tax matters;

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the existence and enforceability of specified categories of the Company’s and its subsidiaries’ material contracts;

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the Company’s and its subsidiaries’ top suppliers and vendors;

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insurance matters;

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trademarks, copyrights, and other intellectual property matters;

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privacy and data protection matters;

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absence of any contract or transactions between the Company or any of its subsidiaries and any affiliate or related person;

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payment of fees to brokers in connection with the Merger Agreement;

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matters pertaining to the Company’s and its subsidiaries’ insurance business;

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matters pertaining to the Company’s and its subsidiaries’ construction business;

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the rendering of each of J.P. Morgan’s and Moelis’s respective fairness opinions to the Board; and

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the exclusivity and terms of the representations and warranties made by DFH and Merger Sub.

In the Merger Agreement, DFH and Merger Sub made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. Furthermore, each of DFH’s and Merger Sub’s representations and warranties is subject to the qualifications, if any, set forth on DFH’s and Merger Sub’s confidential disclosure schedule to the Merger Agreement. These representations and warranties relate to, among other things:
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the due organization, valid existence and qualification of DFH and Merger Sub;

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DFH’s and Merger Sub’s authority to enter into and perform their respective obligations under the Merger Agreement and the enforceability of the Merger Agreement;

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the absence of any conflict or violation of DFH and Merger Sub’s organizational documents, existing contracts, applicable laws, or the resulting creation of any lien upon DFH or Merger Sub’s properties or assets due to the execution and delivery of the Merger Agreement and performance thereof;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of certain litigation and orders;

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matters with respect to the Financing and sufficiency of funds;

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the absence of untrue statements of material facts (and omissions of the same) in information relating to, and provided by, DFH and Merger Sub contained in this Proxy Statement;

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the ownership of Merger Sub and the absence of Merger Sub activity other than as contemplated by the Merger Agreement;

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payment of fees to brokers in connection with the Merger Agreement;

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DFH’s and Merger Sub’s ownership of Company Common Stock;

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the solvency of DFH, the Surviving Corporation and their respective subsidiaries following the consummation of the Merger;

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the absence of certain stockholder or management arrangements related to the Merger;

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the exclusivity and terms of the representations and warranties made by the Company.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
The Merger Agreement provides that, between the date of the Merger Agreement and the earlier of the Closing Date or the date on which the Merger Agreement, if any, is validly terminated, except as set forth in the Company Disclosure Schedule, as expressly contemplated or required under the Merger Agreement, as required by applicable law, or as consented to in writing by DFH (which approval may not be unreasonably withheld, conditioned, or delayed), (a) the Company will, and will cause its subsidiaries to, use reasonable best efforts to (i) conduct their respective operations in the ordinary course of business consistent with past practice and (ii) (A) preserve the goodwill of the Company and its subsidiaries and keep intact their respective material assets, properties and contracts; (B) keep available the services of its current officers and key employees; and (C) preserve the current relationships with customers, suppliers, and other persons with whom the Company or any of its subsidiaries has material business relations, and (b) the Company will not, and will cause its subsidiaries not to:
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issue, sell, distribute, assign, transfer, grant, pledge, hypothecate, dispose of or otherwise encumber any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries or any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other equity interests or such convertible or exchangeable securities of the Company or any of its subsidiaries, other than (i) the issuance of shares of the Company Common Stock upon the settlement of the Company Options, the Company RSAs, the Company Performance-Based RSAs and the Company Performance-Based Cash Awards (collectively, the “Company Awards”) outstanding as of the date of the Merger Agreement, or issued after the date of the Merger Agreement not in violation of the Merger Agreement, in accordance with their terms or (ii) any issuance, sale or disposition to the Company or a subsidiary of the Company by any subsidiary of the Company;

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merge or consolidate the Company or any of its subsidiaries with any person;

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acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or enter into any agreements providing for any acquisitions of, any equity interests in or assets of any person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for (i) investments in any wholly owned subsidiary thereof or solely between wholly owned subsidiaries of the Company, (ii) acquisitions of supplies or equipment in the ordinary course of business, (iii) acquisitions of real property on terms consistent with the Lot Purchase Agreements or Development Parcel Contracts (each as defined in the Merger Agreement), as applicable, in the ordinary course of business consistent with past practice, including (with respect to this clause (iii)) (A) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land or (B) as required by or pursuant to existing contracts made available to DFH, or (iv) any such acquisitions not to exceed $2,000,000 in the aggregate;

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(i) effect any recapitalization, reclassification, in-kind dividend, equity split or similar change in capitalization or (ii) adopt a plan or agreement of complete or partial liquidation or dissolution of the Company or any of its subsidiaries;

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(i) amend the Company’s certificate of incorporation or the Company’s bylaws or (ii) amend the certificates or articles of incorporation, by-laws or limited liability company agreements (or equivalent organizational documents) of the Company’s subsidiaries;

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make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock, or any other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock, except for (i) any dividends or distributions from a wholly owned subsidiary to another wholly owned subsidiary or the Company, (ii) the acceptance of shares of Company Common Stock, or withholding of such shares otherwise deliverable, to satisfy withholding taxes incurred in connection with the exercise, vesting and/or settlement of Company Awards or (iii) the forfeiture of shares of the Company Common Stock under the Company RSAs or Company Performance-Based RSAs;
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sell, assign, transfer, convey, lease or otherwise dispose or create any material Lien (other than Permitted Liens) on any of the Company’s or its subsidiaries’ assets or properties, except (i) sales of inventory or obsolete equipment in the ordinary course of business, or (ii) sales of residential units pursuant to home sale contracts in the ordinary course of business consistent with past practice; provided, however, that nothing in this bullet will prohibit the Company or any of its subsidiaries from effectuating any transactions contemplated by any contract in existence on the date of the Merger Agreement to which the Company or any of its subsidiaries is a party and that relates to any land banking or land disposition transaction;

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sell, assign, transfer, permit to lapse, waive any rights under, abandon or license any material intellectual property owned by the Company, other than (i) non-exclusive licenses to customers in connection with their receipt of goods or services from the Company granted in the ordinary course of business consistent with past practice, and (ii) the abandonment or expiration of Registered Company Intellectual Property Rights (as defined in the Merger Agreement) in the ordinary course of business;

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enter into or renew any Affiliate Contracts (as defined in the Merger Agreement) that would result in payments in excess of $120,000;

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make any capital investment in, or any capital contribution or loan or advance to, or guaranty for the benefit of, any person that is not a wholly owned subsidiary, except for any capital investment, capital contribution, loan, advance or guaranty (i) undertaken in any other person in relation to the provision of mortgage financing and insurance, (ii) that is an extension of credit to customers in the ordinary course of business consistent with past practice or (iii) that is a release of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business;

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except for borrowings under the Company’s existing credit facilities in the ordinary course of business, incur, assume, endorse, guarantee or otherwise become liable for any indebtedness or guarantee any indebtedness, other than (A) indebtedness between or among the Company and its wholly owned subsidiaries in the ordinary course of business consistent with past practice, (B) guarantees by the Company or its wholly owned subsidiaries of indebtedness of the Company or its wholly owned subsidiaries, which indebtedness is incurred in compliance with the Merger Agreement, (C) indebtedness arising solely from a change in GAAP and (D) indebtedness for borrowed money or guarantees, letters of credit, performance bonds, maintenance bonds and other similar obligations incurred in the ordinary course of business;

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(i) except as required by the terms of any Company benefit plan as in effect on the date of the Merger Agreement, (A) increase the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, termination pay or severance payable or provided (or that may become payable or provided) to any current or former employee or other Service Provider (as defined in the Merger Agreement) of the Company; (B) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of any compensation or benefits; (C) grant any new equity-based or other long-term incentive awards, amend or modify the terms of any outstanding equity-based or other long-term incentive awards, or pay any incentive or performance-based compensation or benefits at a level greater than the level earned based on actual performance through the end of the applicable performance period as determined in the ordinary course of business consistent with past practice; (D) pay or agree to pay to or with respect to any current or former employee or other Service Provider any severance, retention, change in control compensation, pension, retirement allowance or other benefit; (E) enter into any new, or amend any existing, employment or severance or termination agreement with any current or former employee or other Service Provider; or (F) establish, enter into, become a party to, adopt or commence participation in any Company benefit plan that was not in existence on the date of the Merger Agreement, or amend or terminate any

Company benefit plan in existence on the date of the Merger Agreement other than in the ordinary course of business and consistent with past practice; or (ii) hire any employee or terminate the employment of any employee (other than “for cause”) or other Service Provider, other than the hiring or terminating of employees with annual base salary less than $200,000 in the ordinary course of business and consistent with past practice;
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make, change or revoke any material tax election (whether an entity classification election under Treasury Regulations Section 301.7701-3 or otherwise), adopt or change any tax accounting period or any material method of tax accounting, amend, in any material respect, any tax return, enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provisions of state, local or non-U.S. tax law) with a governmental entity with respect to taxes, request any ruling or administrative relief from any governmental entity with respect to any material amount of taxes, settle any material tax claim, audit or assessment, agree to an extension or waiver of the statute of limitations with respect to any material amount of taxes, or surrender any right to claim a refund, offset or other reduction of any material amount of taxes;

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settle, release, waive or compromise any existing or pending or threatened legal proceeding unless such settlement, release, waiver or compromise (i) involves solely monetary damages that do not exceed (together with monetary damages payable in connection with all other settlements, releases, waivers and compromises entered into in accordance with this bullet) $2,000,000 in the aggregate (it being acknowledged and agreed that such amounts will be calculated net of amounts that are paid by insurers under the Insurance Policies), (ii) does not impose any material injunctive relief on the business of the Company or any of its subsidiaries (other than customary confidentiality undertakings), (iii) does not involve an admission of guilt or liability by the Company or any of its subsidiaries and (iv) does not relate to any Stockholder Litigation;

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other than in the ordinary course of business consistent with past practice, (i) enter into any contract that would, if entered into prior to the date of the Merger Agreement, be a Material Contract (as defined in the Merger Agreement), (ii) enter into any contract that provides for a right to payment, acceleration or termination upon a change of control of the Company or a subsidiary of the Company (other than with respect to clauses (i) and (ii), (A) with respect to contracts entered into with subcontractors or design professionals in the ordinary course of business consistent with past practice or (B) surety bonds issued in the ordinary course of business consistent with past practice), or (iii) (A) modify, amend, extend or voluntarily terminate any Material Contract, in each case, in a manner materially adverse to the Company or (B) waive, release or assign any rights or claims thereunder, in each case, in a manner materially adverse to the Company; provided that the foregoing will not restrict any entering into, modifying or amending of agreements respecting real property, which is the subject of the seventh bullet above;

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(i) amend any material permits in any material respect (other than amendments in the ordinary course of business in a manner not adverse to the Company or its subsidiaries), (ii) terminate, fail to diligently pursue any application for or allow to lapse, any material permits, or (iii) take any action, or fail to take any action, that would reasonably be expected to result in the material loss, expiration, termination or surrender of, or would reasonably be expected to result in the loss of any material benefit under, or be reasonably expected to cause any governmental entity to institute proceedings for the suspension, revocation or limitation of, any material permits;

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enter into, extend, amend or terminate any material interest rate, currency, equity, commodity or other swaps, hedges, derivatives, forward sales contracts or other similar financial instruments;

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(i) modify, renew, extend, or enter into any Labor Agreement (as defined in the Merger Agreement) or (ii) recognize or certify any labor union, labor organization, works council, or group of employees of the Company or its subsidiaries as the bargaining representative for any employees of the Company or its subsidiaries;

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enter into any new line of business, or wind down any existing line of business;

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except (i) in accordance with the Company’s capital budget set forth in the Company Disclosure Schedule, (ii) as permitted pursuant to clause (iii) of the third bullet above, or (iii) pursuant to Real Estate Purchase Agreements (as defined in the Merger Agreement) and any other contracts executed in connection therewith in the ordinary course of business, make or agree to make any capital expenditure or expenditures that in the aggregate are in excess of $1,000,000;
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implement or adopt any material change in its financial accounting principles, practices or methods, other than as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP;

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other than in the ordinary course of business consistent with past practices, make any changes in the Company’s policies and practices with respect to underwriting, pricing, acquiring, developing, constructing, marketing and/or selling Communities (as defined in the Merger Agreement);

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make any amendment or modification to either of the engagement letters with Moelis and J.P. Morgan that would (i) increase the amount of compensation payable to any financial advisor or (ii) expand the commitments made by the Company or any of its subsidiaries (or, from and after the Closing, DFH or its affiliates) under such engagement letters;

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cancel the Company’s or any of its subsidiaries’ material insurance policies or fail to pay the premiums on the Company’s or any of its subsidiaries’ material insurance policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any of its subsidiaries’ material insurance policies, in any such case, that is materially adverse to the Company and its subsidiaries, taken as a whole;

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other than in the ordinary course of business consistent with past practice, materially reduce the level of administrative, technical or physical safeguards maintained to protect the IT Systems or Personal Information (each, as defined in the Merger Agreement), or materially modify any material privacy, information security, business continuity or disaster recovery policy in a manner materially adverse to the Company and its subsidiaries, taken as a whole; or

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agree to take, make any commitment to take, or adopt any resolutions in support of, any of the actions prohibited by the Merger Agreement.

No Solicitation of Other Offers
Certain Related Definitions
As used in this Proxy Statement:
“Acceptable Confidentiality Agreement” means an agreement with the Company or its subsidiaries that is either (a) in effect as of the date of the Merger Agreement or (b) executed, delivered and effective after the date of the Merger Agreement that contains terms that (i) are no less favorable in any material respect to the Company than those contained in the nondisclosure agreement between DFH and the Company currently in effect (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision) and (ii) do not in any way restrict the Company (or its Representatives) from complying with any of the provisions of the Merger Agreement.
“Acquisition Proposal” means, other than a proposal made by DFH or its affiliates with respect to the Transactions, any bona fide written offer, proposal or indication of interest by a third party, contemplating or otherwise relating to any transaction or series of transactions involving any (i) direct or indirect acquisition or purchase (whether in a single transaction or a series of related transactions) of assets of the Company and its subsidiaries constituting 15% or more of the fair market value of the consolidated assets of the Company and its subsidiaries (excluding cash), or to which 15% or more of the revenues or earnings before interest, taxes, depreciation and amortization of the Company and its subsidiaries on a consolidated basis are attributable for the most recent fiscal year in which audited financial statements are then available; or (ii) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of beneficial ownership of 15% or more of the outstanding shares of Company Common Stock or 15% or more of the aggregate voting power of the Company, or securities convertible into or exchangeable for such securities (including by tender offer, exchange offer, self-tender, merger, amalgamation, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions).

“Board Recommendation” means the recommendation by the Board to holders of Company Common Stock to vote in favor of the adoption of the Merger Agreement.
“Intervening Event” means any change, effect, event, development, state of facts, circumstance, condition or occurrence with respect to the Company and its subsidiaries that was not known by or reasonably foreseeable by the Board as of the date of the Merger Agreement; provided, however, that in no event will any of the following constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the shares of Company Common Stock or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (however, the underlying reasons for such changes may constitute an Intervening Event) or (C) actions required to be taken (or to be refrained from being taken) pursuant to the Merger Agreement.
“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to 15% being deemed to be replaced with references to 50%), which the Board determines in good faith after consultation with the Company’s outside legal counsel and independent financial advisors (i) to be more favorable to the Company Stockholders from a financial point of view than the Merger, after taking into account all of the terms and conditions of, and the likelihood of completion of, such proposal (taking into account all legal, financial, transaction consideration, regulatory, timing and other aspects of such proposal) and of the Merger Agreement (including any proposed changes to the terms of the Merger Agreement or the Transactions pursuant to the Merger Agreement), and (ii) is reasonably likely to be consummated in accordance with its terms (taking into account all legal, financial, regulatory and timing aspects of such proposal and the person or group of persons making such proposal).
No Solicitation Obligations
From the date of the Merger Agreement until the earlier of the Effective Time or the date on which the Merger Agreement is validly terminated, if any, the Company and the Board (including any committee thereof) will not, and the Company will cause the Company’s subsidiaries not to, and instruct its and their respective Representatives not to, directly or indirectly:
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solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly assist, encourage or facilitate any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

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provide to any third party any non-public information relating to the Company or its subsidiaries or afford to any third party access to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or its subsidiaries, in any such case in connection with or with the intent to induce the making, submission or announcement of, or to knowingly assist, encourage or facilitate an Acquisition Proposal or any inquiries or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or

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participate or engage in discussions, communications or negotiations with any third party with respect to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.

Following the date of the Merger Agreement, the Company, the Company’s subsidiaries and its and their respective Representatives ceased any and all existing solicitation, discussions or negotiations with any persons (or provision of any nonpublic information to any persons) with respect to any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal.
Notwithstanding these restrictions, at any time from and after the date of the Merger Agreement until the Company’s receipt of the Company Stockholder Approval, (i) the Company and its Representatives may inform any person or group (as defined under Section 13(d)(3) of the Exchange Act) of the existence of the restrictions described above, and (ii) if (x) the Company receives a bona fide written Acquisition Proposal from any third party that did not result, directly or indirectly, from a breach of the restrictions described above, and (y) the Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (2) the failure to take such actions would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, then the Company and its subsidiaries and the Board (or a committee thereof) may, directly or indirectly, through one or more of their Representatives, in response to such Acquisition Proposal, (A) if such third party has not already entered into an Acceptable Confidentiality Agreement with the Company, enter into an Acceptable Confidentiality Agreement with such third party that has made or delivered such Acquisition Proposal and (B) participate or engage in communications, discussions or negotiations with, furnish any non-public information relating to the Company or its subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its subsidiaries to such third party or its Representatives; provided that the Company must provide to DFH and its Representatives any non-public information that is provided to any third party or its Representatives (if such information was not previously made available to DFH) prior to or substantially concurrently with the time it is provided to such third party.
Restrictions on Changes in Recommendation and Alternative Acquisition Agreements
Except as expressly provided by the Merger Agreement, from the date of the Merger Agreement until the earlier of the Effective Time or the valid termination of the Merger Agreement, the Board may not:
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(A) withhold or withdraw, or amend, qualify or modify in a manner adverse to DFH or Merger Sub, the Board Recommendation; (B) (x) fail to publicly recommend against acceptance by the holders of Company Common Stock of a tender or exchange offer that constitutes an Acquisition Proposal within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act, or (y) publicly recommend in favor of, or publicly state that it takes no position with respect to, or that it is unable to take a position with respect to, any such tender or exchange offer; (C) adopt, approve, endorse, recommend or otherwise declare advisable (or propose to adopt, approve, endorse, recommend or otherwise declare advisable) any Acquisition Proposal; (D) fail to include the Board Recommendation in the Proxy Statement; (E) fail to make or reaffirm the Board Recommendation within ten business days of DFH’s written request (or, if earlier and DFH has made such request prior to the fourth business day prior to the Special Meeting, by the second business day prior to the Special Meeting) following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the stockholders of the Company (provided that such a request may be made by DFH only once with respect to each Acquisition Proposal and each amended Acquisition Proposal); (F) submit to the stockholders of the Company any Acquisition Proposal; or (G) publicly propose or agree to any of the foregoing (any action described in clauses (A) through (G), a “Change of Recommendation”); or

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cause or permit the Company or any of its subsidiaries to enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement entered into in accordance with the Merger Agreement (any of the foregoing, other than an Acceptable Confidentiality Agreement entered into in accordance with the Merger Agreement, an “Alternative Acquisition Agreement”), or

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publicly propose or agree to any of the foregoing.

Change of Recommendation in Response to an Intervening Event
Notwithstanding the foregoing restrictions, prior to obtaining the Company Stockholder Approval, the Board may effect a Change of Recommendation in response to an Intervening Event, if the Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law and if and only if:
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the Company has provided prior written notice to DFH at least four business days (the “Event Notice Period”) in advance to the effect that the Board intends to effect a Change of Recommendation;

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prior to effecting such Change of Recommendation, the Company and its Representatives, during such Event Notice Period, must have (A) negotiated with DFH, Merger Sub and their Representatives in good faith (to the extent that DFH and Merger Sub desire to so negotiate) to allow DFH and

Merger Sub to offer such adjustments to the terms and conditions of the Merger Agreement so that the failure to make such a Change of Recommendation in response to such Intervening Event would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law; and (B) taken into account any adjustments to the terms and conditions of the Merger Agreement proposed by DFH and Merger Sub and other information provided by DFH and Merger Sub during the Event Notice Period, in each case, that are offered in writing by DFH and Merger Sub, no later than 11:59 p.m., Eastern Time, on the last day of the Event Notice Period; provided that each time a material modification to the Intervening Event occurs, the Event Notice Period will recommence and be extended for three business days from the day of such modification; and
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following such Event Notice Period (including any extensions thereto), the Board (after consultation with its independent financial advisor and outside legal counsel and taking into account DFH’s and Merger Sub’s proposed revisions to the terms and conditions of the Merger Agreement) must have determined that the failure of the Board to make such a Change of Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Change of Recommendation or Termination in Response to a Superior Proposal
In addition, prior to obtaining the Company Stockholder Approval, if the Company has received a bona fide written Acquisition Proposal from any third party after the date of the Merger Agreement that did not result, directly or indirectly, from a breach of the restrictions described under “— No Solicitation Obligations” above that the Board has concluded in good faith (after consultation with its independent financial advisor and outside legal counsel) is a Superior Proposal, then the Board may (x) effect a Change of Recommendation with respect to such Superior Proposal or (y) authorize the Company to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal substantially concurrently with the termination of the Merger Agreement; in each case, only if:
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the Company, its subsidiaries and its and their respective Representatives have complied in all but de minimis respects with their obligations described under “— No Solicitation of Other Offers” with respect to such Acquisition Proposal;

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(i) the Company has provided prior written notice to DFH at least four business days in advance (the “Proposal Notice Period”) to the effect that the Board (A) has received a bona fide Acquisition Proposal that has not been withdrawn; (B) has concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) intends to effect a Change of Recommendation or to terminate the Merger Agreement to accept such Superior Proposal, which notice will specify the identity of the third party (or “group” of third parties) making such Acquisition Proposal, and will include a summary of the material terms and conditions thereof and copies of all relevant documents relating to such Acquisition Proposal; and (ii) prior to effecting such Change of Recommendation or such termination, the Company and its Representatives, during the Proposal Notice Period, must have (x) negotiated with DFH, Merger Sub and their Representatives in good faith (to the extent that DFH and Merger Sub desire to so negotiate) to allow DFH and Merger Sub to offer such adjustments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (y) taken into account any adjustments to the terms and conditions of the Merger Agreement proposed by DFH and Merger Sub and other information provided by DFH and Merger Sub during the Proposal Notice Period, in each case, that are offered in writing by DFH and Merger Sub, no later than 11:59 p.m., Eastern Time, on the last day of the Proposal Notice Period; provided that in the event of any material modifications to such Acquisition Proposal (which will be deemed to include any change to the financial terms of such Acquisition Proposal), the Company will be required to deliver a new written notice to DFH (it being understood that the “Proposal Notice Period” in respect of such new written notice will be three business days); and

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following such Proposal Notice Period (including any extensions thereto), the Board must have concluded in good faith (after consultation with its independent financial advisor and outside legal counsel and taking into account DFH’s proposed revisions to the terms and conditions of the Merger Agreement and any other information provided by DFH) that such Acquisition Proposal continues to constitute a Superior Proposal.

Notice of Acquisition Proposals
The Company is required to notify DFH promptly (and in any event within 24 hours) if the Company, any of its subsidiaries or, to the knowledge of the Company, any of their respective Representatives has received any (x) Acquisition Proposals or (y) material revision to the terms and conditions of any pending Acquisition Proposals, which notice must include (i) the identity of the third party making such Acquisition Proposal; (ii) a summary of the material terms and conditions of such Acquisition Proposal; and (iii) copies of any written materials provided to or by the Company or its Representatives relating thereto that set forth material terms or conditions thereof. The Company must keep DFH reasonably informed, on a reasonably prompt basis and as otherwise requested by DFH, of the status (and supplementally provide the material terms) of any such Acquisition Proposal (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and the status of any such discussions or negotiations. The Company also may not enter into any confidentiality or other agreement that would prevent it from complying with these notice obligations.
Continuing Employee Matters
Terms of Compensation and Benefits Continuation
For one year following the Closing Date (the “Continuation Period”), DFH has agreed to cause to be provided to each employee of the Company and its subsidiaries as of immediately prior to the Effective Time (each, a “Continuing Employee”) who remains employed by DFH or its subsidiaries (including the Surviving Corporation) during the Continuation Period with: (i) a base salary (or wage rate) and target cash incentive opportunity that are, in each case, no less favorable than those provided to similarly-situated employees of DFH and (ii) employee benefits that are no less favorable than those provided to newly hired similarly-situated employees of DFH. In addition, for the greater of (A) the duration of any change-in-control protection period under any severance plan, program, or individual agreement and (B) the Continuation Period, DFH or one of its affiliates will maintain for the benefit of each Continuing Employee a severance or termination arrangement no less favorable than the severance or termination arrangement provided to such Continuing Employee immediately prior to the Effective Time.
Treatment of Annual Incentives
With respect to the Company’s short-term cash incentive plans, if not already paid as of the Effective Time, the Surviving Corporation will pay to each Continuing Employee the 2026 Annual Bonus based on the actual level of achievement of applicable performance criteria as determined by the Human Capital Committee of the Board, measured as of September 30, 2026 or, if earlier, as of the Effective Time. Payment of the 2026 Annual Bonus is conditioned upon continued employment through the payment date or termination without cause prior to the payment date. If the Effective Time occurs on or after October 1, 2026, the Surviving Corporation will also pay each Continuing Employee a cash bonus for the fiscal year ending September 30, 2027, based on the level of achievement of relevant performance goals under the applicable plan.
Other Employee Benefit Matters
The Merger Agreement provides that, to the extent Continuing Employees are eligible to participate in benefit plans maintained by DFH or its subsidiaries (including vacation, paid time-off, and severance plans, but excluding any defined benefit pension plan, nonqualified deferred compensation plan, equity or equity-based compensation plan, or post-termination or retiree health or welfare plan), DFH will grant credit for each Continuing Employee’s prior service with the Company for all purposes, including determining eligibility to participate, level of benefits, vesting, and benefit accruals, except to the extent such recognition would result in a duplication of benefits.
The Merger Agreement also provides that DFH will use commercially reasonable efforts to (i) waive, or cause to be waived, any preexisting condition limitations, exclusions, evidence of insurability, actively-at-work requirements, and waiting periods under any welfare benefit plan maintained by DFH or its subsidiaries in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent such limitations would not have been satisfied or waived under the comparable Company benefit plan immediately prior to the Effective Time, and (ii) recognize the dollar amount of all co-payments, deductibles, and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which such Continuing Employee will be eligible to participate from and after the Effective Time.
Further, the Merger Agreement provides that the Company and its subsidiaries will take all actions necessary or appropriate to terminate, effective as of no later than the day immediately preceding the Closing Date, any Company benefit plan that contains a cash or deferred arrangement intended to qualify under Section 401(a) of the Internal Revenue Code, including terminating participation in any pooled employer plan. Prior to the Closing Date, the Company will deliver to DFH written evidence that the Board has validly adopted resolutions to terminate or terminate participation in such plans, that all necessary contributions have been funded, that all retained employee participants have been fully vested, and that all other actions necessary to effectuate such termination have been taken.
Conditions to the Closing of the Merger
The respective obligations of DFH, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:
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the receipt of the Company Stockholder Approval;

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no outstanding order or law enacted, promulgated, issued, entered, amended or enforced by any governmental entity that restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Transactions may be in effect (each such restraint being a Closing Legal Impediment); and

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the waiting period under the HSR Act and all timing agreements or commitments with or made to any governmental entity in connection with any legal proceeding under any antitrust law to delay or not to consummate the Transactions prior to a certain date, circumstance or event, will each have expired or been terminated.

In addition, the obligations of DFH and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by DFH or Merger Sub to the extent permitted by applicable law:
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the accuracy of the representations and warranties of the Company in the Merger Agreement, subject to applicable materiality or other qualifiers, as of the date of the Merger Agreement and as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made;

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the Company having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing;

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since the date of the Merger Agreement, the absence of any Company Material Adverse Effect; and

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the receipt by DFH of a certificate of the Company, dated as of the Closing Date and signed by an executive officer of the Company, certifying that the foregoing conditions set forth in the preceding three bullet points have been satisfied.

In addition, the obligations of the Company to consummate the Merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived in whole or in part by the Company to the extent permitted by applicable law:
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the accuracy of the representations and warranties of DFH and Merger Sub in the Merger Agreement, as of the date of the Merger Agreement and as of the Closing Date, or as of the date in respect of which such representation or warranty was specifically made, except where the failure of any such representations and warranties to be true and correct, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of DFH or Merger Sub to timely consummate the Transactions;

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DFH and Merger Sub having performed and complied in all material respects with all obligations, covenants, and agreements required to be performed or complied with by it under the Merger Agreement at or prior to the Closing; and

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the receipt by the Company of a certificate of DFH, dated as of the Closing Date and signed by an executive officer of DFH, certifying that the foregoing conditions set forth in the preceding two bullet points have been satisfied.

Indemnification and Insurance
From and after the Effective Time and to the fullest extent permitted under applicable law, DFH will, and will cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company and its subsidiaries (each, an “Indemnitee” and, collectively, the “Indemnitees”) (in each case, whether acting in such capacity or any other capacity on behalf of the Company or one or more of its subsidiaries, including as a fiduciary of a Company benefit plan) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any actual or alleged legal proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including in connection with (A) the fact that any Indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or a fiduciary of a Company benefit plan, (B) the Merger Agreement or the Transactions (including any acts or omissions occurring or alleged to occur prior to the Effective Time, and whether asserted or claimed prior to, at or after the Effective Time) and (C) actions to enforce this provision or any other indemnification or advancement right of any Indemnitee, in each case, regardless of whether such indemnification is authorized under the Company’s certificate of incorporation, the Company’s bylaws or the certificate of incorporation and bylaws, or equivalent organizational documents, of any subsidiary. In addition, from and after the Effective Time and to the fullest extent permitted under applicable law, DFH will, and will cause the Surviving Corporation to, advance expenses (including reasonable legal fees and expenses) incurred by an Indemnitee in connection with such a legal proceeding or investigation, including any expenses incurred in enforcing such person’s rights described in this section titled “— Indemnification and Insurance”, in each case regardless of whether such advancement is authorized under the Company’s certificate of incorporation, the Company’s bylaws or the certificate of incorporation and bylaws, or equivalent organizational documents, of any subsidiary; provided that any Indemnitee to whom fees and expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnitee is not entitled to indemnification under applicable law.
DFH agrees that all rights to exculpation, indemnification and advancement of expenses arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions) existing as of the Effective Time in favor of any Indemnitee as provided in the Company’s certificate of incorporation, the Company’s bylaws, the certificate of incorporation and bylaws, or equivalent organizational documents, of any subsidiary or in any contract of the Company or its subsidiaries with any of their respective directors or officers that provide for the indemnification or advancement of expenses to such persons in effect as of the date of the Merger Agreement and set forth in the Company Disclosure Schedule will survive the Merger and will continue in full force and effect in accordance with their terms. For a period of no less than six years from the Effective Time, DFH will cause the Surviving Corporation to, and the Surviving Corporation will, maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Surviving Corporation’s certificate of incorporation and any other applicable party’s certificate of incorporation and bylaws or similar organization documents in effect as of the date of the Merger Agreement or in any contract of the Company or its subsidiaries with any of their respective directors or officers that provide for the indemnification or advancement of expenses to such persons in effect as of the date of the Merger Agreement and set forth in the Company Disclosure Schedule, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of the Company or its subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any legal proceeding pending or asserted or any claim made within such period will continue until the final disposition of such legal proceeding.
For six years from and after the Effective Time, DFH and the Surviving Corporation will be jointly and severally responsible for maintaining for the benefit of the directors and officers of the Company, as of the date of the Merger Agreement and as of the Closing Date, a directors’ and officers’ insurance policy that provides coverage for events occurring at or prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the existing directors and officers insurance policy of the Company, or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that DFH and the Surviving Corporation will not be required to pay an annual premium for the D&O Insurance in excess of 300% of the last annual premium paid by the Company prior to the date of the Merger Agreement, it being understood that if the total premiums payable for such insurance coverage exceed such amount, DFH must obtain a policy with the greatest coverage available for a cost equal to such amount. The provisions of the immediately preceding sentence will be deemed to have been satisfied if prepaid “tail” policies have been obtained by the Company prior to the Effective Time, which policies provide such directors and officers with such coverage for an aggregate period of six years from and after the Effective Time with respect to claims arising from facts or events that occurred on or before the Effective Time, including in respect of the Merger Agreement or the Transactions. The Company will be permitted, at its sole discretion, to obtain such prepaid “tail” policies (subject to the aforementioned premium cap) that provide such coverage prior to the Effective Time.
For more information, please refer to the section of this Proxy Statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”.
Other Covenants
Stockholder Litigation
The Company will control the defense or settlement of any stockholder litigation against the Company and/or its directors and officers relating to the Merger Agreement, the Voting Agreement or the Transactions, including the Merger (collectively, “Stockholder Litigation”); provided that, the Company will (a) give DFH reasonable opportunity to participate in, at DFH’s expense, the defense or settlement of any Stockholder Litigation, (b) consult in good faith with DFH with respect to the defense, settlement and prosecution of any Stockholder Litigation, and (c) direct its counsel to consider in good faith DFH’s comments or suggestions relating to proposed strategy and other significant decisions with respect to such Stockholder Litigation. The Company must promptly notify DFH of any Stockholder Litigation that is brought or, to the Company’s knowledge, threatened, and will keep DFH reasonably and promptly informed on a current basis with respect to the status thereof. Without limiting the generality of the foregoing, the Company may not settle any Stockholder Litigation without the prior written consent of DFH (which consent may not be unreasonably withheld, conditioned or delayed).
Regulatory Efforts
Subject to the terms and conditions of the Merger Agreement, each of the Company, DFH and Merger Sub has agreed to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under the Merger Agreement and applicable law to cause the closing conditions set forth in the Merger Agreement to be satisfied and to consummate and make effective the Merger and the other Transactions as promptly as reasonably practicable. The Company, DFH and Merger Sub will each use its reasonable best efforts to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to the filings to be made in accordance with the Merger Agreement, and use their respective reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods and obtain all consents in connection with the foregoing as soon as reasonably practicable.
Except as prohibited by applicable law or order, DFH, Merger Sub and the Company will (i) cooperate reasonably with each other in connection with any filing or submission with a governmental entity in connection with the Transactions and in connection with any investigation or other inquiry by or before a governmental entity relating to the Transactions, (ii) promptly inform the other parties of (and, if in writing, supply to the other parties’ legal counsel) any substantive communication received by such party from, or given by such party to, the FTC, the DOJ, or any other similar governmental entity (including governmental entities in respect of any other filings required to be made under the Merger Agreement), in each case regarding any of the Transactions, (iii) consult with each other prior to taking any material position with respect to the filings under the HSR Act or any other filings required to be made under the Merger Agreement, (iv) permit the other parties’ legal counsel to review and discuss in advance to the extent practicable, and consider in good faith the views of the other parties in connection with, any analyses, presentations, memoranda, briefs, arguments, opinions and proposals to be submitted to any governmental entity with respect to filings under the HSR Act or any other filings required to be made under the Merger Agreement, (v) coordinate with the other parties’ legal counsel in preparing and exchanging such information and promptly provide the other parties’ legal counsel with copies of all filings, presentations or material submissions (and a summary of any oral presentations) made by such party with any governmental entity relating to the Merger Agreement or the Transactions under the HSR Act and any other filings required to be made under the Merger Agreement, and (vi) to the extent permitted by the governmental entity, subject to the other party’s compliance with this paragraph, give the other parties the opportunity to participate in material meetings, presentations, consultations, and discussions related to obtaining clearances required in connection with the Transactions. Subject to applicable law, the parties will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party relating to proceedings under the HSR Act or any regulatory filings required under the Merger Agreement. Notwithstanding the foregoing, DFH will control and direct (with prior notice to and consultation of the Company, and taking the Company’s views into account in good faith) all communications and strategy relating to any process, investigation, inquiry, challenge or legal proceeding related to, under or in connection with the HSR Act or any other antitrust law and any regulatory filing required under the Merger Agreement; provided that DFH, Merger Sub and their respective affiliates will not “pull-and-refile” pursuant to 16 C.F.R. 803.12, or otherwise withdraw any filing under the HSR Act or any other applicable law, as the case may be, and refile it, unless the Company has consented in writing in advance to such withdrawal and refiling (such consent not to be unreasonably withheld, conditioned or delayed), and, no party or any of its affiliates may extend any waiting period under the HSR Act or enter into any agreement with any governmental entity not to consummate the Transactions, except with the prior written consent of the other parties (such consent by the Company not to be unreasonably withheld, conditioned or delayed).
Unless prohibited by applicable law or order or by the applicable governmental entity, each of the Company, on one hand, and DFH and Merger Sub, on the other hand, will (i) to the extent reasonably practicable and permissible by the relevant governmental entity, give the other party the opportunity to participate in or attend any material meeting and engage in any substantive conversation with any governmental entity in respect of the Transactions, (ii) to the extent reasonably practicable, give the other reasonable prior notice of any such substantive meeting or substantive conversation and (iii) in the event one such party is prohibited by applicable law or order or by the applicable governmental entity from participating or attending any such substantive meeting or engaging in any such substantive conversation, or it has not been reasonably practicable to include the non-participating party, keep such non-participating party reasonably apprised with respect thereto.
Each of the Company, on the one hand, and DFH, on the other hand, has agreed to use its reasonable best efforts to resolve as promptly as reasonably practicable (and in any event, prior to the Outside Date) such objections, if any, as may be asserted by any governmental entity with respect to the Transactions under the HSR Act and any other applicable antitrust law. Each of the Company, on one hand, and DFH, on the other hand, has agreed to use its reasonable best efforts to take such actions as may be required to cause the expiration or termination of the waiting, notice or review periods under the HSR Act and any other applicable antitrust law, in each case, with respect to the Transactions as promptly as reasonably practicable after the execution of the Merger Agreement (and in any event prior to the Outside Date).
Each of the Company, on one hand, and DFH, on the other hand, further agrees that it will, and will cause its subsidiaries to, use reasonable best efforts to take any and all actions necessary to (i) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the Transactions under any applicable antitrust law and (ii) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the parties to close the contemplated transactions as promptly as reasonably practicable (but in no event later than the Outside Date), including, as necessary with regard to clauses (i) and (ii), (A) proposing, negotiating, or offering to commit and effect, by order, hold separate order, trust or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of the Company or its subsidiaries, or otherwise offering to take or offering to commit to take any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of the Company or its subsidiaries, and if the offer is accepted, taking or committing to take such action, (B) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of the Company and its subsidiaries (any action described in clause (A) or clause (B), a “Remedy Action”) and (C) defending through litigation or contest any action or proceeding, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions; provided that notwithstanding anything to the contrary in the Merger Agreement, nothing in the Merger Agreement will require or be construed to require that DFH or any of its affiliates propose, negotiate, offer, commit to, effect, become subject to, undertake, discuss, consent to or agree to (X) any relief or remedy that is not a Remedy Action, (Y) any Remedy Action or any combination of Remedy Actions that would or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries (taken as a whole) or (Z) any Remedy Action where the consummation or effectiveness of such Remedy Action is not conditioned upon the Closing. Any Remedy Action or any combination of Remedy Actions that individually or in the aggregate involves or impacts any of the Company’s and/or any of its subsidiaries’ assets, businesses, product lines, properties and/or services with an aggregate fair market value of $300 million or more will constitute a material adverse effect on the Company and its subsidiaries (taken as a whole) for purposes of this paragraph.
Notwithstanding anything to the contrary in the Merger Agreement, (i) nothing in the Merger Agreement will permit, or be deemed to permit, the Company or any of its subsidiaries, without the prior written consent of DFH, to propose or offer to a governmental entity, commit to, effect, become subject to, undertake, discuss or negotiate with a governmental entity, consent to or agree to any Remedy Action or any other relief or remedy, (ii) at the request of DFH, the Company will, and will cause its subsidiaries to, enter into one or more agreements prior to the Closing with respect to any Remedy Action (provided such agreements are conditioned upon the Closing), (iii) nothing in the Merger Agreement will require the Company to take or to cause its subsidiaries to take any Remedy Action unless the effectiveness of such Remedy Action is conditioned upon the Closing and (iv) none of DFH, Merger Sub or their respective subsidiaries will take any Remedy Action with respect to the assets or businesses of the Company or its subsidiaries without the prior written consent of the Company unless the effectiveness of such Remedy Action is conditioned upon the Closing. For the avoidance of doubt, notwithstanding anything to the contrary in the Merger Agreement, neither DFH nor any of its affiliates will have any obligation at any time to propose, negotiate, offer, commit to, effect, become subject to, undertake, discuss, consent to or agree to (i) any sale, divestiture, lease, license, transfer, disposition, encumbrance, restriction, waiver, modification, impairment, limitation of freedom of action, limitation on ownership, limitation on control, obligation with respect to ongoing operations of, or hold separate of any assets, licenses, properties, operations, rights, product lines, businesses, services, interests, shares, or Equity Interests of or owned by DFH or any of DFH’s affiliates (excluding the Company and the Company’s subsidiaries as to any Remedy Action to the extent required under the Merger Agreement); or (ii) terminate, relinquish, modify or waive any existing relationships, ventures, contractual rights or obligations of DFH or any of DFH’s affiliates (excluding the Company and the Company’s subsidiaries as to any Remedy Action to the extent required under the Merger Agreement).
DFH will not, and will cause its subsidiaries not to, acquire or agree to acquire any assets or securities or lease any assets if such action would reasonably be expected to make it materially more likely that the expiration of any waiting period or any approval from any governmental entity necessary to consummate the Transactions does not occur, is not obtained or is materially delayed.
Treatment of Company Indebtedness
The Company will use, or will cause its applicable subsidiaries to use, reasonable best efforts to deliver to DFH at least two business days prior to the Closing Date an appropriate and customary payoff letter with respect to the Company’s existing credit facilities (the “Payoff Letter”) specifying the aggregate payoff amount of the Company’s obligations (including principal, interest, fees, expenses, premium (if any) and other amounts payable in respect of such indebtedness) that will be outstanding under such indebtedness as of the Closing and providing for a release of all guarantees thereunder upon the receipt of the respective payoff amounts specified in the Payoff Letter. In addition, at DFH’s written request, the Company has agreed to cooperate with DFH in connection with the Company’s outstanding senior notes and junior subordinated notes issued under the indentures identified in the Merger Agreement (the “Company Notes”), including by (i) commencing and conducting, in accordance with the terms of the applicable indenture, one or more offers to purchase (including any “change of control offer” required under the applicable indenture), tender offers or exchange offers, and one or more consent solicitations to amend the applicable indentures, in each case on terms acceptable to DFH, and/or (ii) delivering notices of redemption with respect to all or a portion of the Company Notes or effecting a satisfaction and discharge of the applicable indenture. Any such transaction must comply with applicable law and the terms of the applicable indenture, must be conducted at DFH’s sole expense and using DFH’s funds, and its closing must be conditioned upon the occurrence of the Closing.
Financing Cooperation
The Merger Agreement provides that prior to the Closing, the Company will use its reasonable best efforts, and will use its reasonable best efforts to cause its subsidiaries to use their respective reasonable best efforts, and will use its reasonable efforts to cause their respective Representatives to use their reasonable best efforts, to provide customary cooperation in connection with the arrangement and implementation of the Financing (provided that such cooperation may not unreasonably interfere with the ongoing business operations of the Company and its subsidiaries), to the extent reasonably requested by DFH in writing, provided, however, that none of the Company nor any of its subsidiaries or their respective Representatives will be required to take or permit the taking of any action in connection with the arrangement and implementation of the Financing that would:
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require any persons who are officers or directors of the Company or its subsidiaries to pass resolutions or consents to approve or authorize the execution of the Financing or enter into, execute or deliver any certificate, document, opinion, instrument or agreement or agree to any change or modification of any existing certificate, document, opinion, instrument or agreement (except any customary authorization letters, or customary management representation letters required by the Company’s auditors in connection with the delivery of “comfort letters”), in each case, unless (A) such person will continue as an officer, director or equivalent of such entities following the Closing and (B) the effectiveness of such resolutions, consents, certificates, documents, instruments, agreements, changes or modifications is contingent upon the occurrence of the Closing;

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cause any representation or warranty in the Merger Agreement to be breached by the Company or any of its subsidiaries;

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reasonably be expected to prevent, materially delay or materially impair the satisfaction of any of the conditions to the Closing or otherwise result in a breach of the Merger Agreement;

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conflict with or violate any fiduciary duty applicable to any Representative of the Company;

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require the Company or any of its subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Financing prior to the Closing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent the effectiveness of any such fee, expense, liability or obligation is subject to and conditioned upon the occurrence of the Closing);

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reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its subsidiaries to incur any personal liability;

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reasonably be expected to conflict with the organizational documents of the Company or any of its subsidiaries or any laws;

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reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any material contract (including confidentiality provisions therein);

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require the Company or any of its subsidiaries or any of their respective Representatives to provide access to or disclose information that the Company or any of its subsidiaries reasonably determines would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its subsidiaries;

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require the Company or any of its subsidiaries or any of their respective Representatives to prepare or deliver any Excluded Information (as defined in the Merger Agreement);

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unreasonably interfere with the ongoing business operations of the Company or any of its subsidiaries, be unduly burdensome or create a risk of damage or destruction to any property or assets of the Company or any of its subsidiaries;

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waive or amend any terms of the Merger Agreement or agree to pay any fees or reimburse any expenses for which it has not received prior reimbursement;

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give any indemnities; or

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take any action which would contravene any position taken in any tax return or financial statements.

DFH must (i) promptly upon written request by the Company, reimburse the Company or any of its subsidiaries for all reasonable and documented out-of-pocket costs incurred by them or their respective Representatives (including reasonable and documented out-of-pocket attorneys’ fees and expenses and accountants’ fees and expenses) in connection with their financing cooperation obligations (other than with respect to any information prepared or provided by or on behalf of the Company or any of its subsidiaries in the ordinary course of business); and (ii) indemnify and hold harmless the Company and its subsidiaries and their respective Representatives from and against any and all liabilities and losses suffered or incurred by them in connection with the arrangement of the Financing or their financing cooperation obligations, any action taken by them at the request of DFH or its Representatives pursuant to these financing cooperation obligations and any information used in connection therewith (other than liabilities or losses resulting solely from information provided by or on behalf of the Company or its subsidiaries), in each case, other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of the Company, its subsidiaries or any of their Representatives, as determined in a final and non-appealable judgment by a court of competent jurisdiction.
DFH Financing Obligations
DFH has agreed to use its reasonable best efforts to take and will cause each of its subsidiaries to use their respective reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing in an amount sufficient, together with DFH’s other available sources of funds, to fund the Merger Consideration and all other amounts required to be paid by DFH or Merger Sub on the Closing Date in connection with the consummation of the Transactions on the date on which the Merger is required to be consummated pursuant to the terms hereof, including by using reasonable best efforts to, among other things:
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maintain in effect the commitment letters with respect to the Financing;

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negotiate and enter into definitive agreements with respect to the Financing consistent with the terms and conditions contained in the commitment letters and without any Prohibited Modification (as defined below);

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satisfy on a timely basis all conditions to the Financing; and

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enforce its rights under the commitment letters and definitive agreements with respect to the Financing in a timely and diligent manner.

DFH has agreed that neither DFH, Merger Sub nor any of their subsidiaries will, without the prior written consent of the Company: (i) permit, consent to or agree to any amendment, replacement, supplement, or modification to, or any waiver of, any provision or remedy under, any commitment letter or definitive agreements with respect to the Financing if such amendment, replacement, supplement, modification, waiver or remedy would reasonably be expected to (A) add new (or adversely modify any existing) conditions to the consummation of all or any portion of the Financing that (1) materially delay, impede or prevent the consummation of the Merger or the other Transactions or (2) materially delay, prevent or otherwise make less likely to occur the funding of the Financing (or satisfaction of the conditions to obtaining the Financing), (B) reduce the aggregate principal amount of the Financing below the amount that, together with DFH’s other available sources of funds, is necessary to fund the Merger Consideration and all other amounts required to be paid by DFH or Merger Sub on the Closing Date in connection with the consummation of the Transactions, or (C) adversely affect the ability of DFH or Merger Sub to enforce its rights against other parties to the commitment letters and definitive agreements with respect to the Financing as so amended, replaced, supplemented or otherwise modified relative to the ability of DFH to enforce its rights against the other parties to the corresponding commitment letter as in effect on the date of the Merger Agreement (the effects described in clauses (A) through (C), collectively, the “Prohibited Modifications”); provided that the commitment letters may be amended to add additional lenders, lead arrangers, bookrunners, syndication agents or other entities who had not executed commitment letters with respect to the Financing as of the date of the Merger Agreement so long as any such addition (x) would not effect a Prohibited Modification or (y) individually and in the aggregate with all such additions, would not reasonably be expected to materially delay, impede or prevent the consummation of the Merger or the other Transactions, or (ii) terminate or cause the termination of any commitment letter or any related definitive agreement.
In the event that any portion of the Financing required to fund the Merger Consideration and all other amounts required to be paid by DFH or Merger Sub on the Closing Date in connection with the consummation of the Transactions becomes unavailable, regardless of the reason therefor, DFH has agreed to (i) promptly notify the Company in writing of such unavailability and the reason therefor and (ii) subject to the last sentence of this paragraph, use reasonable best efforts, and cause each of its subsidiaries to use their respective reasonable best efforts, to arrange and obtain, as promptly as practicable following the occurrence of such event, alternative financing for any such unavailable portion from the same or alternative sources (the “Replacement Financing”) in an amount sufficient, when taken together with any available portion of the Financing and DFH’s other available sources of funds, to fund the Merger Consideration and all other amounts required to be paid by DFH or Merger Sub on the Closing Date in connection with the consummation of the Transactions, and which does not include any Prohibited Modifications. DFH will provide the Company with prompt written notice (i) of any breach, default, cancellation, termination or repudiation by any party to the commitment letters or definitive agreements with respect to the Financing of which DFH becomes aware and (ii) upon receipt of any written notice or other written communication from any party to the Financing with respect to any actual or threatened breach, default, cancellation, termination or repudiation by any party to the commitment letters or definitive agreements with respect to the Financing of any provision thereof. Upon reasonable request therefor, DFH will keep the Company informed on a reasonably current basis of the status of its efforts to consummate the Financing, including any Replacement Financing. Notwithstanding anything to the contrary contained in the Merger Agreement, nothing contained in this paragraph will require, and in no event will the reasonable best efforts of DFH be deemed or construed to require, DFH to pay any fees or any interest rates applicable to the Financing in excess of those contemplated by the commitment letters (after giving effect to the “market flex” provisions), or agree to terms materially less favorable to DFH or the Company than the terms contained in or contemplated by the commitment letters as of the date of the Merger Agreement (in either case, whether to secure waiver of any conditions contained therein or otherwise).
The receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by DFH, Merger Sub or any of their respective affiliates or any other financing or other transactions is not a condition to any of DFH’s or Merger Sub’s obligations under the Merger Agreement.
Certain Arrangements
Without the prior consent of the Board, neither DFH, Merger Sub nor any of their respective affiliates, or any other person on behalf of DFH or Merger Sub or their respective affiliates, directly or indirectly, may, prior to the Effective Time, have any discussions with respect to, or enter into any agreement, arrangement or understanding (in each case, whether oral or written), or commit or agree to enter into any agreement, arrangement or understanding (in each case, whether oral or written) with any stockholder of the Company or any officer or director of the Company (a) relating to (i) the Merger Agreement or the Merger; or (ii) the Surviving Corporation or any of its subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) holder of Shares would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock; (ii) holder of shares of Company Common Stock agrees to approve the Merger Agreement or vote against any Superior Proposal; or (iii) any stockholder, director or officer agrees to provide, directly or indirectly, equity investment to DFH, Merger Sub or the Company to finance any portion of the Merger.

Termination of the Merger Agreement
The Merger Agreement contains certain termination rights for the Company and DFH, as described below:
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by mutual written consent of DFH and the Company;

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by either the Company or DFH at any time prior to the Effective Time:

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if the Effective Time has not occurred by 11:59 p.m., Eastern Time, on February 6, 2027, subject to an automatic three-month extension if necessary to obtain regulatory approval or to resolve an injunction relating to other specified governmental consents (the “Outside Date”); provided that neither party will be entitled to terminate the Merger Agreement pursuant to this bullet if such party’s breach of the Merger Agreement has been the principal cause of the failure of the Closing to occur prior to the Outside Date (any termination pursuant to this bullet, an “Outside Date Termination”);

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if the Special Meeting has concluded and the Company Stockholder Approval has not been obtained at such meeting; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party whose breach of the Merger Agreement has been the principal cause of the failure to obtain the Company Stockholder Approval (any termination pursuant to this bullet, a “Company Stockholder Approval Termination”); or

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if there is in effect any final, non-appealable Closing Legal Impediment; provided neither DFH nor the Company may terminate the Merger Agreement pursuant to this bullet if a breach of DFH’s or the Company’s, respectively, obligations under the Merger Agreement has been the principal cause of the entry of such Closing Legal Impediment; or

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by the Company:

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prior to the time at which the Company Stockholder Approval has been obtained, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; provided that (i) the Company has complied in all respects with the Company’s obligations described above under “— No Solicitation of Other Offers” (subject to the standards specified therein), (ii) the Company concurrently with the termination enters into the Alternative Acquisition Agreement related to such Superior Proposal and (iii) the Company will prior to or concurrently with (and as a condition to) such termination pay the Company Termination Fee to or for the account of DFH (any termination pursuant to this bullet, a “Superior Proposal Termination”); or

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if DFH or Merger Sub has breached any of their representations or warranties or failed to perform any of their covenants or other agreements contained in the Merger Agreement, such that any condition to the Company’s obligations to Closing would not be satisfied and such breach or failure to perform has not been cured prior to the earlier of (i) thirty business days after the Company provided written notice of such breach to DFH and (ii) the third business day prior to the Outside Date; provided that the Company may not terminate the Merger Agreement pursuant to this bullet if at such time, the Company is then in breach of any of its covenants or agreements contained in the Merger Agreement, which breach would result in a failure of a condition of DFH’s obligations to the Closing to be satisfied; or

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by DFH:

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prior to the time at which the Company Stockholder Approval has been obtained, if the Board has effected a Change of Recommendation (any termination pursuant to this bullet, a “Change of Recommendation Termination”); or

•
at any time prior to the Effective Time, if the Company has breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in the Merger Agreement, such that any condition to DFH’s obligations to Closing would not be satisfied and such breach or failure to perform has not been cured prior to the earlier of (i) thirty business days after DFH provided written notice of such breach to the Company and (ii) the third business day prior to the Outside Date; provided that DFH may not terminate the Merger Agreement pursuant to this bullet if at such time, DFH or Merger Sub is then in breach of any of its covenants or agreements contained in the Merger Agreement, which breach would result in a failure of a condition to the Company’s obligations to Closing to be satisfied (any termination pursuant to this bullet, a “Company Breach Termination”).
Company Termination Fee
If the Merger Agreement is terminated in specified circumstances, the Company would be required to pay the Company Termination Fee of $31,300,000 to DFH. Such Company Termination Fee would be required if:
•
The Merger Agreement is terminated by the Company pursuant to a Superior Proposal Termination;

•
The Merger Agreement is terminated by DFH pursuant to a Change of Recommendation Termination; or

•
(A) Either DFH or the Company terminates the Merger Agreement pursuant to an Outside Date Termination or Company Stockholder Approval Termination, or DFH terminates the Merger Agreement pursuant to a Company Breach Termination due to a breach of, or a failure to perform or comply with, one or more covenants or agreements described above under “— Regulatory Efforts” or “— No Solicitation of Other Offers” or such covenants or agreements related to this Proxy Statement and the Special Meeting; (B) a bona fide Acquisition Proposal for more than 50% of the assets or equity of the Company has been publicly disclosed or, in the case of termination pursuant to an Outside Date Termination or a Company Breach Termination, made known to the Board after the date of the Merger Agreement and, if publicly disclosed, has not been publicly withdrawn (x) in the case of termination pursuant to an Outside Date Termination or a Company Breach Termination, prior to the Outside Date or (y) in the case of termination pursuant to a Company Stockholder Approval Termination, at least two business days prior to the date of the Special Meeting; and (C) within twelve months after such termination, the Company and/or its subsidiaries enter into a definitive agreement with respect to, or consummate, an Acquisition Proposal.

If the Merger Agreement is validly terminated by the Company in accordance with the first bullet point above, the Company must pay to DFH the Company Termination Fee substantially concurrently with such termination. If the Merger Agreement is terminated by DFH in accordance with the second bullet point above, the Company must pay to DFH the Company Termination Fee within two business days of such termination. If the Merger Agreement is validly terminated in accordance with the third bullet point above, the Company must pay to DFH the Company Termination Fee within three business days of the entry into the definitive agreement with respect to, or consummation of, the Acquisition Proposal.
The Merger Agreement provides that if the Company fails to pay in a timely manner the Company Termination Fee, then (i) the Company must reimburse DFH for all reasonable and documented out-of-pocket costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amounts and (ii) the Company must pay to DFH interest on the amounts payable from and including the date payment of such amounts were due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made or a lesser rate that is the maximum then-permitted by applicable law.
If the Company Termination Fee becomes due and is paid, DFH’s receipt of such fee (together with any related expense reimbursement and interest, if applicable) will be the sole and exclusive remedy of DFH and Merger Sub and their respective affiliates against the Company and its related parties arising out of the Merger Agreement, the termination thereof, or the failure to consummate the Merger, except in the case of actual and intentional fraud or for willful and material breach of the Merger Agreement.
Specific Performance
Each party to the Merger Agreement is entitled to an injunction or injunctions to prevent or remedy any breaches of the Merger Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of the Merger Agreement and to any further equitable relief.

Fees and Expenses
Except in specified circumstances, whether or not the Merger is completed, costs and expenses incurred in connection with the Merger and the other Transactions will be paid by the party incurring such costs and expenses.
Amendment
The Merger Agreement may be amended, and any provisions of the Merger Agreement may be waived by agreement of the parties at any time prior to the Effective Time. However, after receipt of the Company Stockholder Approval, no amendment may be made that would require further approval of the Company Stockholders under applicable law or stock exchange rules without obtaining such approval.
Governing Law
The Merger Agreement is governed by Delaware law.
The affirmative vote of Company Stockholders holding a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement Proposal as of the close of business on the Record Date is required to adopt the Merger Agreement Proposal. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is required to submit a proposal to the Company Stockholders to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions. This compensation is summarized in the section of this Proxy Statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”. The Board encourages you to review carefully the named executive officer Merger-related compensation information disclosed in this Proxy Statement.
Accordingly, the Company is asking you to approve, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this Proxy Statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”.
The vote on this Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on the Company. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.
Approval of the Compensation Proposal, when a quorum is present, requires the affirmative vote of Company Stockholders holding a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. The approval of the Compensation Proposal is on a non-binding, advisory basis and is not a condition to the completion of the Merger.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
We are asking you to approve the Adjournment Proposal, a proposal to adjourn the Special Meeting from time to time, if deemed necessary or appropriate by the Board or any committee thereof, including to ensure that any necessary supplement or amendment to this Proxy Statement is provided to the Company Stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. If the Board or a committee thereof determines that it is necessary or appropriate, we will ask the Company Stockholders to vote only on this Adjournment Proposal and not to vote on the Merger Agreement Proposal or to approve, on a non-binding, advisory basis, the Compensation Proposal.
If the Company Stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Company Stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the Merger Agreement Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we will adjourn the Special Meeting if a quorum is not present.
If a quorum is not present, approval of the adjournment of the Special Meeting requires approval of the Company Stockholders entitled to vote at the Special Meeting, present in person (virtually) or by proxy at the Special Meeting. If, however, a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of all shares of Company Common Stock having voting power present in person (virtually) or by proxy at the Special Meeting with respect to such proposal. Abstentions are treated the same under either standard. Although broker non-votes would be treated as a vote “AGAINST” the Adjournment Proposal under the voting standard applicable if a quorum is not present but not under the voting standard applicable if a quorum is present, because the Company does not expect any broker non-votes at the Special Meeting, the Company expects that there would be no practical substantive difference between the two voting standards.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the total number of shares of Company Common Stock beneficially owned and the percentage of the shares so owned as of August 28, 2026 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of Company Common Stock based solely on public filings made by such owners with the SEC;

•
each director;

•
each named executive officer; and

•
all directors and executive officers as a group.

The percentage ownership information is based on 26,679,623 shares of Company Common Stock outstanding as of the close of business on August 28, 2026.
To our knowledge, except as otherwise set forth in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person. The number of securities shown represents the total number of securities the person “beneficially owns”, as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power over that security. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within sixty (60) days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as noted below, the address for all beneficial owners in the table below is 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319.
Name of Beneficial Owner	Shares Beneficially Owned(1)(2)(3)	Percentage(4)
Directors and Executive Officers:
Michael A. Dunn	34,509	*
David I. Goldberg	242,215	*
Howard C. Heckes	5,988	*
Lloyd E. Johnson	86,829	*
John J. Kelley	23,116	*
Allan P. Merrill	1,572,441	5.9%
Peter M. Orser	85,523	*
Norma A. Provencio	115,988	*
June Sauvaget	16,141	*
Alyssa Steele	16,141	*
C. Christian Winkle	75,673	*
All directors and executive officers as a group (11 persons)	2,274,564	8.5%
5% or more Stockholders:
Donald Smith & Co., Inc.(5) 152 West 57th Street New York, NY 10019	2,814,181	10.5%
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10022	2,589,058	9.7%

*
Represents less than 1% of the number of shares of Company Common Stock outstanding.

(1)
Beneficial ownership includes shares of unvested, time-based restricted stock: Mr. Dunn — 14,125, Mr. Goldberg — 50,045, Mr. Johnson — 7,199, Mr. Kelley — 7,199, Mr. Merrill — 139,939,

Mr. Orser — 7,199, Ms. Provencio — 7,199, Ms. Sauvaget — 7,199, Ms. Steele — 7,199, Mr. Winkle — 7,199, and Mr. Heckes — 5,988.
(2)
Beneficial ownership for Messrs. Merrill, Goldberg and Dunn includes unvested performance shares granted in November 2023, November 2024 and November 2025: Mr. Merrill — 186,785, Mr. Goldberg — 56,849 and Mr. Dunn — 11,952.

(3)
All of the vested shares beneficially owned by C. Christian Winkle are held indirectly through the Charles C. Winkle Revocable Trust UA 9/29/18. 1,185 of the vested shares beneficially owned by David I. Goldberg are held indirectly through the David I. Goldberg & Susan S. Goldberg JT Ten WROS account. 10,600 of the vested shares beneficially owned by Norma A. Provencio are held indirectly through an IRA account. 45,000 of the vested shares beneficially owned by Lloyd E. Johnson are held indirectly through the Juanita Johnson Trust.

(4)
Based upon 26,679,623 shares of outstanding Company Common Stock as of the close of business on August 28, 2026 and shares deemed outstanding with respect to each person pursuant to Exchange Act Rule 13d-3(d)(1).

(5)
Based upon information set forth in a Schedule 13G filed by Donald Smith & Co., Inc. and affiliates filed on August 11, 2026. As filed, (1) Donald Smith & Co., Inc. reported sole voting power of 2,686,648 shares of Company Common Stock and sole dispositive power of 2,764,848 shares of Company Common Stock; (2) DSCO Value Fund, L.P. reported sole voting and sole dispositive power of 27,933 shares of Company Common Stock; (3) Jon Hartsel reported sole voting and sole dispositive power of 11,450 shares of Company Common Stock; (4) John Piermont reported sole voting and sole dispositive power of 9,250 shares of Company Common Stock; and (5) Kamal Shah reported sole voting and sole dispositive power of 700 shares of Company Common Stock.

(6)
Based upon information set forth in a Schedule 13G/A filed by BlackRock, Inc. on April 17, 2025, BlackRock, Inc. reported beneficial ownership and sole voting power of 2,535,740 shares of Company Common Stock and beneficial ownership and sole dispositive power of 2,589,058 shares of Company Common Stock.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders, and there will be no public participation in any future meetings of Company Stockholders. However, if the Merger is not consummated, Company Stockholders will continue to be entitled to attend and participate in Company Stockholders’ meetings.
As described in our annual proxy statement for the 2026 annual meeting of stockholders filed on December 22, 2025, any proposal by a stockholder to be included in the proxy statement for our 2027 annual meeting of stockholders must have been received at our principal executive offices, 2002 Summit Boulevard NE, 15th Floor, Atlanta, Georgia 30319, not later than August 24, 2026. Any such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals.
Any proposal by a stockholder for nominations or other business at our 2027 annual meeting of stockholders (outside of the processes for proposals to be included in the proxy statement for our 2027 annual meeting of stockholders described above) must have been received at our principal executive offices, 2002 Summit Boulevard NE, 15th Floor, Atlanta, Georgia 30319, no earlier than July 25, 2026 and no later than August 24, 2026. Any such notice must also meet the other requirements of our by-laws relating to stockholder proposals. In addition, the deadline for providing notice to the Company under Rule 14a-19 of the Exchange Act of a stockholder’s intent to solicit proxies in support of nominees must be submitted in accordance with, and within the time period prescribed in, the advance notice provisions of our by-laws.

OTHER MATTERS
The Board knows of no other business that will be presented for consideration at the Special Meeting. Unless otherwise required by law, business transacted at the Special Meeting will be limited to the matters stated in this Proxy Statement.

HOUSEHOLDING INFORMATION
The Company delivers only one proxy statement to multiple stockholders sharing the same address unless it has received different instructions from one or more of them. This method of delivery is known as “householding”. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. The Company will, upon written or oral request, promptly deliver a separate copy of the Proxy Statement to a Company Stockholder at a shared address. If you would like to change your householding election, request that a single copy of this or future proxy materials be sent to your address or request a separate copy of this or future proxy materials, you should submit this request in writing to Beazer Homes USA, Inc., 2002 Summit Blvd NE, 15th Floor, Atlanta, Georgia 30319, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. Company Stockholders can also obtain free copies of our SEC filings through the “SEC Reports” section of our investor relations website at https://ir.beazer.com/financial-information/sec-filings. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC and any documents filed by us pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this Proxy Statement and before the date of the Special Meeting.
•
Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November 13, 2025;

•
The portions of our Definitive Proxy Statement on Schedule 14A, filed with the SEC on December 22, 2025 (other than information furnished rather than filed) that are incorporated by reference into our Annual Report on Form 10-K;

•
Quarterly Reports on Form 10-Q for the fiscal quarter ended December 31, 2025, filed with the SEC on January 29, 2026, for the fiscal quarter ended March 31, 2026, filed with the SEC on April 30, 2026, and for the fiscal quarter ended June 30, 2026, filed with the SEC on August 7, 2026; and

•
Current Reports on Form 8-K, filed with the SEC on November 13, 2025 (Film No. 251478884), December 9, 2025, February 5, 2026, March 17, 2026, June 23, 2026 and August 7, 2026 (Film No. 261251286).

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K, and proxy soliciting materials. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference herein.
Notwithstanding the foregoing, we will not incorporate by reference in this Proxy Statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this Proxy Statement unless, and except to the extent, specified in such Current Report.
These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.
Any person, including any beneficial owner of shares of Company Common Stock, to whom this Proxy Statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to the Company’s address below. If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents:

Beazer Homes USA, Inc.
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
Attention: Corporate Secretary
If you have any questions concerning the Merger, the Special Meeting, or this Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of Company Common Stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: +1 (800) 322-2885
Banks and Brokers may call collect: +1 (212) 929-5500
Email: proxy@mackenziepartners.com

MISCELLANEOUS
You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement, and the documents that we incorporate by reference in this Proxy Statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated September 15, 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement), and the mailing of this Proxy Statement to Company Stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
DREAM FINDERS HOMES, INC.,
BULLDOGS MERGER SUB, INC.
and
BEAZER HOMES USA, INC.
Dated as of August 6, 2026

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of August 6, 2026 (this “Agreement”), is made by and among DREAM FINDERS HOMES, INC., a Texas corporation (“Parent”), BULLDOGS MERGER SUB, INC., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and BEAZER HOMES USA, INC., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 8.1, and other capitalized terms used in this Agreement are defined in the Sections indicated in Section 8.2.
RECITALS
WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which each share of common stock, par value $0.001 per share, of the Company (each, a “Share” and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled or converted pursuant to Section 2.1(b) and Dissenting Shares, shall be converted into the right to receive the Merger Consideration;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously adopted resolutions (a) approving and declaring the advisability of this Agreement and Transactions, including the Merger, in accordance with the DGCL, (b) determining that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (c) approving the execution, delivery and performance of this Agreement and the consummation of the Transactions, including the Merger, (d) subject to the terms of this Agreement, resolving to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and (e) directing that this Agreement be submitted to the stockholders of the Company at the Company Meeting for their adoption;
WHEREAS, the board of directors of Parent has, upon the terms and subject to the conditions set forth herein, approved and adopted this Agreement and the Transactions, including the Merger, and Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, approving and adopting this Agreement;
WHEREAS, the board of directors of Merger Sub has approved and declared advisable this Agreement and declared it advisable for Merger Sub to consummate the Transactions, including the Merger;
WHEREAS, as a condition to the Company entering into this Agreement, and incurring the obligations set forth herein, and as an inducement and in consideration for the Company to enter into this Agreement, concurrently with the execution and delivery of this Agreement, the Company is entering into a voting agreement with Parent pursuant to which, among other things, Parent has agreed, subject to the terms thereof, to vote all of Parent’s Shares in accordance with the terms of such voting agreement (the “Voting Agreement”); and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, and the covenants, premises, representations and warranties and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties to this Agreement agree as follows:
ARTICLE I
THE MERGER
1.1   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger shall be effected pursuant to the DGCL and shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation. The Merger and other transactions contemplated by this Agreement are referred to herein as the “Transactions”.
(b)   At the Effective Time, (i) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety to read as set forth in Exhibit A, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, and (ii) the parties shall take all actions reasonably necessary such that the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation as of the Effective Time (except that references therein to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), each until amended in accordance with applicable Law and consistent with the obligations set forth in Section 5.7.
(c)   The parties shall take all necessary action such that, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time or such other individuals designated by Parent as of or prior to the Effective Time shall become the directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company (other than such officers of the Company in respect of which Parent provides written notice to the Company prior to the Closing that such person shall not be an officer of the Surviving Corporation at the Effective Time) immediately prior to the Effective Time, from and after the Effective Time, shall continue as the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
1.2   Closing and Effective Time of the Merger.   The closing of the Merger (the “Closing”) will take place (a) at 8:00 a.m., Eastern time, on the third (3rd) Business Day after satisfaction or waiver of all of the applicable conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), via electronic exchange of signature pages unless another time, date or place is agreed to in writing by the parties, or (b) at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.” On the Closing Date, Merger Sub and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings required under the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties and specified in the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”).
ARTICLE II
CONVERSION OF SECURITIES IN THE MERGER
2.1   Conversion of Securities.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities:
(a)   Conversion of Shares.   Each Share issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled or converted pursuant to Section 2.1(b) or Dissenting Shares, shall be converted automatically into the right to receive $33.50 per Share (the “Merger Consideration”), payable to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, upon surrender of the Certificates or Book-Entry Shares in accordance with Section 2.2. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.2. For the avoidance of doubt, Company RSAs shall be cancelled and converted pursuant to Section 2.4(b), and shall not be converted into the right to receive the Merger Consideration pursuant to this Section 2.1(a).
(b)   Cancellation of Treasury Shares and Parent-Owned Shares; Conversion of Certain Shares.   Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub, in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof. Each Share issued and outstanding immediately prior to the Effective Time that is held by any direct or indirect wholly owned Subsidiary of the Company or by any direct or indirect wholly owned Subsidiary of Parent (other than Merger Sub) will automatically be converted into such number of validly issued, fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation, or fraction thereof, such that the ownership percentage of any such Subsidiary in the Surviving Corporation immediately following the Effective Time shall equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.
(c)   Merger Sub Equity Interests.   At the Effective Time, each issued and outstanding share of common stock, par value $0.001 per share, of Merger Sub shall be automatically converted into and become one fully paid and non-assessable share of common stock of the Surviving Corporation.
2.2   Payment for Securities; Surrender of Certificates.
(a)   Paying Agent.   At or prior to the Effective Time, Parent shall designate Equiniti Trust Company, LLC to act as the paying agent for purposes of effecting the payment of the Merger Consideration in connection with the Merger in accordance with this Article II (the “Paying Agent”). Subject to the satisfaction or waiver of the closing conditions set forth in Article VI, Parent shall pay, or cause to be paid, the fees and expenses of the Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent a cash amount that is sufficient to pay the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time pursuant to this Agreement. In the event such deposited funds are insufficient to make the payments contemplated pursuant to Section 2.1 (including in the event Dissenting Shares lose their status as such and the portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2(a) to pay for such Dissenting Shares has been returned to the Surviving Corporation pursuant to Section 2.2(d)), Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Paying Agent has sufficient funds to make such payments. Such funds shall be invested by the Paying Agent if and as directed by Parent, pending payment thereof by the Paying Agent to the holders of the Shares in accordance with this Article II; provided, however, that any such investments shall be in obligations of, or guaranteed by, the United States government or rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available) or money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing, and that no such investment or loss thereon shall affect the amounts payable to the holders of Shares pursuant to this Article II. Earnings from such investments shall be the sole and exclusive property of Parent or the Surviving Corporation, as Parent directs, and no part of such earnings shall accrue to the benefit of holders of Shares.
(b)   Procedures for Surrender.
(i)   Certificates.   As soon as practicable after the Effective Time (and in no event later than three (3) Business Days after the Effective Time), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement: (A) a letter of transmittal, in customary form, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and shall otherwise be in such form as Parent, the Company and the Paying Agent shall reasonably agree; and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the Paying Agent or such other agent, in accordance with the letter of transmittal and instructions, shall transmit to the holder of such Certificates the Merger Consideration for each Share formerly represented by such Certificates (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and any Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of Parent or the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Certificates representing Dissenting Shares, which shall be deemed to represent with respect to such Dissenting Shares only the right to receive payment of the fair value of such Shares in accordance with and solely to the extent provided by Section 262 of the DGCL.
(ii)   Book-Entry Shares.   Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or, in the case of holders of Book-Entry Shares held through The Depository Trust Company, an executed letter of transmittal to the Paying Agent, to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(a). In lieu thereof, each holder of one or more Book-Entry Shares held through The Depository Trust Company whose Shares were converted into the right to receive the Merger Consideration shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver to The Depository Trust Company or its nominee as promptly as practicable after the Effective Time, in respect of each such Book-Entry Share a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and such Book-Entry Shares of such holder shall be cancelled. As soon as practicable after the Effective Time (and in no event later than three (3) Business Days after the Effective Time), the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Book-Entry Shares not held through The Depository Trust Company: (A) a letter of transmittal, in customary form, which shall be in such form as Parent, the Company and the Paying Agent shall reasonably agree; and (B) instructions for returning such letter of transmittal in exchange for the Merger Consideration. Upon delivery of such letter of transmittal, in accordance with the terms of such letter of transmittal, duly executed, the holder of such Book-Entry Shares shall be entitled to receive in exchange therefor a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and such Book-Entry Shares so surrendered shall at the Effective Time be cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares so surrendered shall only be made to the Person in whose name such Book-Entry Shares are registered. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Book-Entry Shares representing Dissenting Shares, which shall be deemed to represent the right to receive payment of the fair value of such Shares in accordance with and solely to the extent provided by Section 262 of the DGCL.
(c)   Transfer Books; No Further Ownership Rights in Shares.   At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Agreement.
(d)   Termination of Fund; Abandoned Property; No Liability.   Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any such holder who has not surrendered its Certificates or Book-Entry Shares for the Merger Consideration in accordance with Section 2.2(b) prior to such time shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) for delivery of the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b). Any portion of the Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of Parent, Merger Sub, the Surviving Corporation, the Paying Agent or their respective affiliates will be liable to any holder of a Certificate or Book-Entry Shares for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2(a) to pay for Shares for which appraisal rights have been perfected shall be returned to the Surviving Corporation upon demand.
(e)   Lost, Stolen or Destroyed Certificates.   In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 2.1(a). Parent may, in its reasonable discretion and as a condition precedent to the payment of such Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in a reasonable sum as Parent may reasonably direct as indemnity against any claim that may be made against Parent, Merger Sub, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
2.3   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, Shares issued and outstanding immediately prior to the Effective Time and held by a holder who is entitled to, and has properly exercised and perfected his, her or its demand for appraisal rights in accordance with Section 262 of the DGCL with respect to such Shares (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, but such Dissenting Shares shall be cancelled and cease to exist and the holders of such Dissenting Shares shall only be entitled to receive for such Shares such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder fails to perfect or otherwise waives, withdraws or loses his, her or its right to appraisal and payment under Section 262 of the DGCL (whether occurring before, at or after the Effective Time) with respect to any Dissenting Shares, such Dissenting Shares shall thereupon be deemed to have been converted as of the Effective Time into and shall be exchangeable solely for the right to receive the Merger Consideration pursuant to Section 2.1(a) (to be paid in accordance with Section 2.2), without any interest thereon and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, and such Shares shall no longer be deemed to be Dissenting Shares. The Company shall give Parent prompt notice and copies of any demands for appraisal of any Shares, withdrawals or attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights of appraisal. Parent shall have the right to direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise, any such demands, waive any failure to timely deliver a written demand for appraisal under the DGCL, approve any withdrawal of any such demands or propose or otherwise agree to do any of the foregoing.
2.4   Treatment of Company Awards.
(a)   Company Options.   Immediately prior to the Effective Time, each Company Option, to the extent then unexercised, shall, automatically and without any required action on the part of the holder thereof, become immediately vested and be cancelled and shall only entitle the holder of such Company Option to receive an amount in cash, without interest, equal to: (x) the total number of Shares subject to such Company Option; multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price per share under such Company Option, less applicable Taxes required to be withheld with respect to such payment. For the avoidance of doubt, any Company Option which has a per share exercise price that is greater than or equal to the Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.
(b)   Company RSAs.   Except as provided by Section 5.1 of the Company Disclosure Schedule, immediately prior to the Effective Time, each Company RSA shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right of the holder of such Company RSA to receive an amount in cash, without interest, equal to (x) the aggregate number of Shares subject to such Company RSA immediately prior to the Effective Time, multiplied by (y) the Merger Consideration, less applicable Taxes required to be withheld with respect to such payment.
(c)   Company Performance-Based RSAs.   Immediately prior to the Effective Time, each Company Performance-Based RSA shall, automatically and without any action on the part of the holders thereof, be cancelled and converted into the right of the holder of such Company Performance-Based RSA to receive an amount in cash, without interest, equal to (x) the total number of Shares subject to such Company Performance-Based RSA immediately prior to the Effective Time (with the performance conditions for any uncompleted periods applicable to such Company Performance-Based RSA deemed achieved at target level), multiplied by (y) the Merger Consideration, less applicable Taxes required to be withheld with respect to such payment.
(d)   Company Performance-Based Cash Awards.   Immediately prior to the Effective Time, each Company Performance-Based Cash Award shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right of the holder of such Company Performance-Based Cash Award to receive an amount in cash, without interest, equal to the value of the Company Performance-Based Cash Award (with the performance conditions for any uncompleted periods applicable to such Company Performance-Based Cash Award deemed achieved at target level), less applicable Taxes required to be withheld with respect to such payment.
(e)   Termination of the Company Equity Plan.   As of the Effective Time, the Company Equity Plan shall immediately terminate and no further Company Awards or other awards or rights with respect to Shares shall be granted thereunder.

(f)   Board Actions.   Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and take such other actions as are reasonably necessary to effect the transactions described in this Section 2.4.
(g)   Payment for Company Awards.   At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Company by wire transfer of immediately available funds, the aggregate amount owed to holders of Company Options, Company RSAs, Company Performance-Based RSAs and Company Performance-Based Cash Awards (prior to giving effect to any required Tax withholdings as provided in Section 2.5). As promptly as reasonably practicable following the Effective Time, but in no event later than the later of (i) the Surviving Corporation’s first regularly scheduled payroll following the Effective Time and (ii) ten (10) Business Days following the Effective Time, the applicable former holders of Company Options, Company RSAs, Company Performance-Based RSAs and Company Performance-Based Cash Awards will receive a payment from the Surviving Corporation, through its payroll system or payroll provider (or with respect to former non-employee directors of the Company, through the Surviving Corporation’s accounts payable department), of all amounts required to be paid to such former holders in respect of the Company Options, Company RSAs, Company Performance-Based RSAs and Company Performance-Based Cash Awards that were cancelled and converted pursuant to Sections 2.4(a), 2.4(b), 2.4(c) and 2.4(d), as applicable (after giving effect to any required Tax withholdings as provided in Section 2.5). Notwithstanding the foregoing, if any payment owed to a holder of Company Options, Company RSAs, Company Performance-Based RSAs or Company Performance-Based Cash Awards pursuant to Sections 2.4(a), 2.4(b), 2.4(c) and 2.4(d), as applicable, cannot be made through the Surviving Corporation’s payroll system or payroll provider (or with respect to former non-employee directors of the Company, accounts payable), then the Surviving Corporation will issue a check for such payment to such holder (less applicable withholding Taxes), which check will be sent by courier to such holder at the address specified on such holder’s Form W-9 submitted to the Surviving Corporation promptly following the Effective Time (but in no event later than the later of (i) the Surviving Corporation’s first regularly scheduled payroll following the Effective Time and (ii) ten (10) Business Days following the Effective Time).
2.5   Withholding Rights.   The Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable pursuant to this Agreement such amounts as they determine are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Law. To the extent that amounts are so deducted or withheld and paid to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
2.6   Adjustments.   In the event that, between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exchangeable for Shares), recapitalization, reclassification, combination, exchange of shares or other similar event (in each case, other than with respect to the rights under the Rights Agreement becoming exercisable as a result of Parent or any of its affiliates or other Representatives becoming an “Acquiring Person” (as defined in the Rights Agreement)), the Merger Consideration shall be equitably adjusted to reflect such event and to provide to holders of Shares and Company Awards the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.6 shall be deemed to permit or authorize the Company to take any such action or effect any such change that it is not otherwise authorized or permitted to take pursuant to Section 5.1 or is otherwise prohibited or restricted by any other provision of this Agreement.
2.7   Further Action.   If, at any time after the Effective Time, any further action is reasonably determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, the Company and otherwise) to take such action.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (x) as set forth in the disclosure schedule delivered by the Company to Parent and Merger Sub concurrently with the execution of this Agreement (the “Company Disclosure Schedule”), subject to Section 9.16, or (y) as otherwise disclosed in the Company SEC Documents filed and publicly available at least two (2) Business Days prior to the date of this Agreement (other than any risk factor disclosures (excluding statements of historical fact) in any such Company SEC Document contained in the “Risk Factors” section thereof or other similarly cautionary, forward-looking or predictive statements in such Company SEC Document) (provided that this clause (y) shall not apply to any of the representations and warranties set forth in Section 3.2, clause (b) of the first sentence of Section 3.6 or any of the Company Fundamental Representations), the Company hereby represents and warrants to Parent and Merger Sub that:
3.1   Corporate Organization.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own its properties and conduct its business as presently conducted and is duly qualified to do business and in good standing in each jurisdiction where its business requires such qualification, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The copies of the Company Charter and the Company By-Laws, as most recently filed with the Company SEC Documents, are true, complete and correct copies of such documents as in effect as of the date of this Agreement and such documents are in full force and effect. The Company is not in violation of any of the provisions of the Company Charter or the Company By-Laws.
(b)   None of the Company’s Subsidiaries is in violation in any material respect of any provision of its organizational or governing documents. Each Subsidiary of the Company is a corporation or other legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the laws of the jurisdiction of its formation and has all requisite corporate or similar power and authority to own its properties and conduct its business as presently conducted, except where the failure to be so organized, existing or in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and in good standing in each jurisdiction where its business requires such qualification, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.2   Capitalization.
(a)   The authorized capital stock of the Company consists of sixty-three million (63,000,000) Shares and five million (5,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”). As of August 4, 2026 (the “Capitalization Date”), (i) 26,343,437 Shares (other than treasury shares) were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, of which 543,323 Shares were issued as Company RSAs (for the avoidance of doubt, not including Company Performance-Based RSAs), (ii) 22,411 Shares were subject to Company Options, (iii) 336,186 Shares were issued as Company Performance-Based RSAs (at the target level for the applicable performance goals), (iv) 630,518 Shares were held in the treasury of the Company, and (v) no shares of Preferred Stock were issued and outstanding.
(b)   Except as set forth in Section 3.2(a) and other than as provided in the Company Equity Plan or in the Rights Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character (including any shareholders agreements, voting trusts, proxies or other similar agreements or any obligations requiring the registration for sale of any shares of capital stock or other voting or equity interests) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound relating to the issued or unissued capital stock or other Equity Interests of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company or any of its Subsidiaries to issue or sell any shares of the Company’s capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company. Since the Capitalization Date and prior to the date of this Agreement, except for the issuance of Shares under the Company Equity Plan in accordance with its terms, the Company has not issued any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance in respect of the Company Equity Plan.
(c)   Section 3.2(c) of the Company Disclosure Schedule sets forth a true and complete list, as of the Capitalization Date, with respect to each outstanding Company Award, of (i) the holder thereof, (ii) the grant date thereof, (iii) the type thereof, (iv) the total number of Shares subject thereto (assuming for this purpose that all performance goals applicable to Company Performance-Based RSAs are achieved at the target level), (v) with respect to each Company Performance-Based RSA, the maximum number of Shares that may be earned thereunder and (vi) with respect to each Company Option, the exercise price thereof. Accurate and complete copies of the standard grant agreement evidencing the Company Awards and each grant agreement evidencing each Company Award that is not consistent in any material respect with the standard agreement have been made available to Parent. All Shares subject to issuance under the Company Equity Plan, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All Company Awards have been granted in compliance, in all material respects, with applicable Law and the terms of the applicable Company Equity Plan. Except for the Company Charter and the Rights Agreement, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any Shares or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries.
(d)   Section 3.2(d) of the Company Disclosure Schedule sets forth a complete list of each Subsidiary of the Company, together with its jurisdiction of organization or incorporation and the ownership interest (and percentage interest) of the Company or its Subsidiaries, in such Subsidiary. The Company and its Subsidiaries own, directly or indirectly, all of the issued and outstanding shares of capital stock or other Equity Interests of each of the Subsidiaries of the Company, free and clear of any Liens other than transfer and other restrictions under applicable securities Laws, and all of such outstanding shares of stock or other Equity Interests have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound relating to the issued or unissued capital stock or other Equity Interests of a Subsidiary of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests of such Subsidiary, or obligating the Company or any Subsidiary of the Company to issue or sell any shares of a Subsidiary’s capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, such Subsidiary. No Subsidiary of the Company owns any Shares or any capital stock of, or other Equity Interests in, the Company. Other than in a Subsidiary of the Company, neither the Company nor any Subsidiary of the Company owns or holds any Equity Interest in any Person.
(e)    Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other indebtedness, or other securities, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.
3.3   Authority; Execution and Delivery; Enforceability.
(a)   The Company has all necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions, subject to the receipt of the Requisite Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and assuming the accuracy of the representations set forth in the first sentence of Section 4.10. The execution and delivery by the Company of this Agreement, the performance and compliance by the Company with each of its obligations herein, and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, and subject to receipt of the Requisite Company Stockholder Approval and assuming the accuracy of the representation set forth in the first sentence of Section 4.10, no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Transactions. The Company has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub of this Agreement and the accuracy of the representation set forth in the first sentence of Section 4.10, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
(b)   The Company Board, at a meeting duly called and held at which all directors of the Company Board were present, duly and unanimously adopted resolutions (i) approving and declaring the advisability of this Agreement and the Transactions, including the Merger, in accordance with the DGCL, (ii) determining that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company’s stockholders, (iii) approving the execution, delivery and performance of this Agreement, the Voting Agreement and the consummation of the Transactions, (iv) subject to the terms of this Agreement, resolving to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement (the “Company Board Recommendation”) and (v) directing that this Agreement be submitted to the stockholders of the Company at the Company Meeting for adoption, which resolutions, except as permitted by Section 5.3, have not been subsequently rescinded, withdrawn or modified.
(c)   Assuming the accuracy of the representation set forth in the first sentence of Section 4.10, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar Law are not applicable to this Agreement and the Transactions, including the Merger. No other takeover, anti-takeover, business combination, “fair price,” control share acquisition or similar Law applies to the Merger or the other Transactions. Assuming the accuracy of the representation set forth in the second sentence of Section 4.10, the Company Board has taken all necessary action to render the Rights Agreement inapplicable to this Agreement, the Merger and the other Transactions. Assuming the accuracy of the representation set forth in the first sentence of Section 4.10, the only vote of holders of any class or series of Shares or other Equity Interests of the Company necessary to adopt this Agreement is the Requisite Company Stockholder Approval. Assuming the accuracy of the representation set forth in the first sentence of Section 4.10, no other vote of the holders of Shares or any other Equity Interests of the Company is necessary to consummate the Transactions.
3.4   No Conflicts; Governmental Consents.
(a)   The execution and delivery of this Agreement does not and will not, and the performance of this Agreement by the Company and the consummation of the Transactions will not, directly or indirectly (with or without notice or lapse of time, or both), (i) assuming the Requisite Company Stockholder Approval is obtained, conflict with or violate any provision of the Company Charter or the Company By-Laws, (ii) assuming the Requisite Company Stockholder Approval is obtained, conflict with or violate any provision of any organizational documents of any Subsidiary of the Company, (iii) assuming that all consents, approvals, authorizations and permits described in Section 3.4(b) have been obtained, that all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, that the Requisite Company Stockholder Approval is obtained, and the accuracy of the representation set forth in the first sentence of Section 4.10, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iv) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (except a Permitted Lien) on any property or asset of the Company or any of its Subsidiaries pursuant to, any Contract or Permit to which the Company or any of its Subsidiaries is party (or by which any of their respective properties or assets are bound), except, with respect to clauses (ii), (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which (A) have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (B) would not reasonably be expected, individually or in the aggregate, to material delay or materially impair the consummation by the Company of the Merger.
(b)   The execution and delivery of this Agreement by the Company does not and will not, and the consummation by the Company of the Merger, the other Transactions and the transactions contemplated by the Voting Agreement and compliance by the Company with any of the terms or provisions hereof and thereof will not (in each case with or without notice or lapse of time, or both), require any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity, except (i) under the Exchange Act, (ii) under the rules and regulations of the NYSE, (iii) under any applicable requirements of any Antitrust Laws or Other Required Filings, (iv) the filing and recordation of the Certificate of Merger as required by the DGCL and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.5   SEC Documents; Financial Statements; Undisclosed Liabilities.
(a)   The Company has filed or furnished on a timely basis all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act since October 1, 2023, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) (such documents and any other documents filed by the Company with the SEC since October 1, 2023, as they have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). None of the Subsidiaries of the Company is required to file any periodic reports with the SEC.
(b)   As of its respective filing date (or, if amended or superseded prior to the date of this Agreement, on the date of the last such filing), each Company SEC Document complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case when filed or furnished, or with respect to any proxy statement filed pursuant to the Exchange Act, on the date of the applicable meeting. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any Company SEC Documents. There has been no material correspondence between the SEC and the Company since October 1, 2023 that is not set forth in the Company SEC Documents or that has not otherwise been disclosed to Parent prior to the date hereof.
(c)   The consolidated financial statements of the Company included in the Company SEC Documents (including, in each case, any notes or schedules thereto) (the “Company SEC Financial Statements”) (i) fairly present, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Company SEC Financial Statements, and (ii) were prepared in accordance with GAAP (as in effect in the United States on the date of such Company SEC Financial Statements) as applied by the Company on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of interim Company SEC Financial Statements, to normal year-end adjustments that are not material in amount or nature and the absence of notes.
(d)   The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all applicable Company SEC Documents. The Company maintains disclosure controls and procedures required and as defined by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which such controls and procedures are reasonably designed to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company SEC Documents.
(e)   The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) as required by Rule 13a-15 under the Exchange Act and sufficient to provide reasonable assurance regarding the reliability of financial reporting for the Company and its Subsidiaries for external purposes in accordance with GAAP. Since October 1, 2024, to the Knowledge of the Company, there have been no significant deficiencies or material weaknesses identified in management’s assessment of internal control over financial reporting or any fraud, whether or not material, related to the Company, its Subsidiaries or their respective businesses or that involves the management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s internal control over financial reporting or disclosure controls and procedures.
(f)   The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), except (i) as disclosed, reflected or reserved against in the most recent balance sheet included in the Company SEC Financial Statements or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in the Company SEC Financial Statements, (iii) for liabilities and obligations incurred pursuant to the Transactions, (iv) for liabilities incurred that have been discharged or paid in full prior to the date of this Agreement and (v) for liabilities and obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.6   Absence of Certain Changes or Events.   Since October 1, 2025 through the date of this Agreement, (a) the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course and in a manner consistent with past practice and (b) there has not been any change, event, development, state of facts, circumstance, condition or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since October 1, 2025 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken any action that would have required Parent’s consent pursuant to Section 5.1(b), 5.1(c), 5.1(d), 5.1(e), 5.1(f), 5.1(m), 5.1(n), 5.1(u) or 5.1(v) had the covenants therein applied since October 1, 2025.
3.7   Proxy Statement.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company with respect to any statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein). The Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law.
3.8   Litigation; Orders.   There are no, and since October 1, 2023, there have been no, Proceedings pending or, to the Knowledge of the Company, threatened against Company or any of its Subsidiaries or any of their respective officers or directors (in their capacities as such), at law or in equity, and none of the Company or any of its Subsidiaries or any of their respective officers or directors (in their capacities as such), is, or has been since such date, subject to any outstanding Order, except, in each case, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.9   Compliance with Laws; Permits.
(a)   The Company and each of its Subsidiaries are and have been since October 1, 2024 in compliance with all Laws (including the Gramm-Leach-Bliley Act, the Sarbanes-Oxley Act, the Fair Housing Act, the Real Estate Settlement Procedures Act and Regulation X thereunder, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer

Financial Protection Bureau and the Federal Housing Finance Agency, Electronic Signatures in Global and National Commerce Act, the Homeowners Protection Act, Environmental Laws, employee benefits and labor Laws and all other applicable Laws relating to the provision of title insurance and home insurance) applicable to the Company or such Subsidiary or any of their respective properties or assets, except where such non-compliance has not had and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 1, 2023, none of the Company or its Subsidiaries has received any written communication from a Governmental Entity regarding non-compliance with Laws applicable to the Company or such Subsidiary or any of their respective properties or assets.
(b)   Other than with respect to the Insurance Laws, covered in Section 3.22, the Company and its Subsidiaries are and have been since October 1, 2023, in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, registrations, clearances and orders of any Governmental Entity or Regulatory Agency or pursuant to any applicable Law necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Company Permits are in full force and effect, no default (with or without notice, lapse of time or both) has occurred under any such Company Permit and none of the Company or any of its Subsidiaries has received any written notice from any Governmental Entity or Regulatory Agency threatening to suspend, revoke, withdraw or modify any such Company Permit.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 1, 2023, none of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any third party (including the Company’s or its Subsidiaries’ respective Representatives) acting on behalf of the Company or its Subsidiaries, has (i) taken any action in violation of any applicable Anti-Corruption Laws or Anti-Money Laundering Laws, or (ii) offered, authorized, provided or given (or made attempts at doing any of the foregoing) any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage.
3.10   Employee Benefit Plans.
(a)   Section 3.10(a) of the Company Disclosure Schedule sets forth a complete and accurate list of each material Company Benefit Plan; provided, however, that Section 3.10(a) of the Company Disclosure Schedule need not list (i) individualized Contracts with respect to Company Awards that are consistent in all material respects with a standard form of award agreement under the Company Equity Plan, or (ii) individual employment, individual consulting, or management Contracts that are consistent in all material respects with a standard form of employment, individual consulting, or management agreement (as applicable), in each case; provided, that, the form of such agreement is referenced in Section 3.10(a) of the Company Disclosure Schedule and a list of the employees who are subject to each form of such agreement and their material relevant economic terms have been made available to Parent. For purposes of this Agreement, “Company Benefit Plan” means, each employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each bonus, stock, stock purchase, phantom stock, stock appreciation, restricted stock unit, stock option or other equity or equity-based compensation right or award, incentive, deferred compensation, retirement or supplemental retirement, severance, termination, employment, consulting, retention, change-in-control, profit sharing, vacation (or other paid time off benefit), cafeteria, dependent care, medical care, dental, vision, disability, life insurance or accident insurance plans, programs or arrangements, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, policy, program, agreement or arrangement, in each case, for the benefit of current or former Service Providers (or any current or former dependent or beneficiary thereof) of the Company or any of its Subsidiaries or any of their ERISA Affiliates that is contributed to, sponsored or maintained by the Company or any of its Subsidiaries or pursuant to which the Company or any of its Subsidiaries has any obligation or liability (whether actual or contingent) other than any plan, policy, program, or arrangement which is required to be maintained by applicable Law. With respect to each material Company Benefit Plan, the Company has made available to Parent correct and complete copies of, in each case, to the extent applicable, (i) the most recent plan document and any amendments thereto (or, in the case of any unwritten Company Benefit Plan, a written description of the material terms thereof), the most recent summary plan description and any summaries of material modifications thereto, and the most recent trust agreement and any amendments thereto, (ii) the three (3) most recent Form 5500 annual reports, (iii) the three (3) most recent audited financial statements and actuarial valuations, (iv) all material filings and non-routine correspondence with any Governmental Entity made or received within the last three (3) years, (v) all material related insurance contracts and policies which implement each such Company Benefit Plan, and (vi) the most recent determination, advisory or opinion letter received from the IRS with respect to any Company Benefit Plan intended to be qualified under Section 401(a) of the Code. Neither the Company nor any of its Subsidiaries has made any commitment to establish or enter into any new plan, agreement or arrangement that would be a Company Benefit Plan if in effect on the date hereof or to modify any Company Benefit Plan (except to the extent required by Law or to the extent such actions shall not cause a material increase in cost to the Company).
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no liability under Title IV of ERISA has been incurred by the Company, its Subsidiaries or any of their respective ERISA Affiliates, and to the Knowledge of the Company no condition exists that is likely to cause the Company, its Subsidiaries or any of their ERISA Affiliates to incur any such liability; and (ii) all contributions or other material amounts payable by the Company or its Subsidiaries pursuant to each Company Benefit Plan in respect of current or prior plan years have been timely paid or accrued in accordance with GAAP.
(c)   No Company Benefit Plan is, and none of the Company, its Subsidiaries, or any of their respective ERISA Affiliates contributes to or has any liability or obligation, whether fixed or contingent, with respect to (i) a multiemployer plan, as defined in Section 3(37) of ERISA, (ii) a single employer plan or other pension plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (iii) a multiple employer plan (within the meaning of Section 413(c) of the Code), (iv) a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA), or (v) a voluntary employee benefit association under Section 501(a)(9) of the Code.
(d)   No Company Benefit Plan provides material benefits, including death or medical benefits (whether or not insured), with respect to current or former Service Providers beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable U.S. state Law.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company Benefit Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to its qualification and (ii) to the Knowledge of the Company, there are no existing circumstances or any events that would reasonably be expected to adversely affect the qualified status of any such plan.
(f)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Benefit Plan has been maintained, in all respects, in compliance with its terms and all Laws, (ii) no fiduciary (within the meaning of Section 3(3) of ERISA) with respect to any Company Benefit Plan has breached their fiduciary duties with respect thereto, and (iii) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Benefit Plan.
(g)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any

Company Benefit Plan, or against any fiduciary or the assets thereof, and no Company Benefit Plan (or fiduciary thereof) is subject to any outstanding Order.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) could, (i) cause any payment to become due to any current or former Service Provider under any Company Benefit Plan or otherwise, (ii) materially increase any compensation or benefits otherwise payable to any current or former Service Provider under any Company Benefit Plan, (iii) result in any acceleration of the time of payment, funding or vesting of any such compensation or benefits, or (iv) result in any breach or violation of, or default under or limit the Company’s right to amend, modify, terminate or transfer the assets of, any Company Benefit Plan.
(i)   Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) could result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that could, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
(j)   Neither the Company nor any of its Subsidiaries is party to any “gross up” agreement with any Service Provider.
(k)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no compensation has been or would reasonably be expected to be includable in the gross income of any Service Provider under or by the operation of Section 409A of the Code.
(l)   Neither the Company nor any of its Subsidiaries is a party to or has any obligation to gross up, indemnify or otherwise reimburse any Person for excise Taxes, interest or penalties payable pursuant to Section 4999 of the Code or for additional Taxes, interest or penalties payable pursuant to Section 409A of the Code.
3.11   Labor Matters.
(a)   Neither the Company nor any of its Subsidiaries is bound by any collective bargaining agreement or other Contract with a labor union, works council, or similar labor organization (a “Labor Agreement”). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is, or within the last three (3) years has been, subject to a pending or, to the Knowledge of the Company, a threatened labor strike, concerted work stoppage, walkout or lockout, or other similar material labor dispute. To the Knowledge of the Company, there are no, and within the last three (3) years there have not been, any pending or threatened union organizing activity or labor organizations representing or purporting to represent or seeking to represent the employees employed by the Company or any of its Subsidiaries. To the Knowledge of the Company, within the last three (3) years there have been no organizational campaigns, certification petitions with the National Labor Relations Board, or other unionization activities with respect to the formation of a collective bargaining unit made or threatened involving employees of the Company or any of its Subsidiaries.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 1, 2023, (i) to the Knowledge of the Company, no allegations of harassment, discrimination, sexual assault or sexual misconduct have been made involving any current or former employee at the level of Vice President at the corporate level or above, and (ii) neither the Company nor any of its Subsidiaries have entered into any settlement agreements to resolve allegations of harassment, discrimination, sexual assault or sexual misconduct by any current or former employee at the level of Vice President at the corporate level or above.
(c)   Neither the Company nor any of its Subsidiaries has any material liability for (i) any unpaid wages, salaries, wage premiums, commissions, bonuses, fees, or other compensation that have become due and payable to their current or former directors, officers, employees and individual independent contractors under applicable Law, Contract or policy of the Company or any of its Subsidiaries, and/or (ii) any outstanding fines, Taxes, interest, or other penalties for any failure to pay or delinquency in paying such compensation.
(d)   Within the past six months: neither the Company nor any of its Subsidiaries has implemented a “mass layoff” or “plant closing” (as defined by WARN or similar state or local Law) affecting any employees of the Company or any of its Subsidiaries.
(e)   To the Knowledge of the Company, all employees of the Company who work in the United States are authorized and have appropriate documentation to work in the United States.
3.12   Environmental Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries (i) are in compliance with all Environmental Laws and (ii) have obtained, maintain and timely applied for all Company Permits required under any Environmental Law (“Environmental Permits”) and the Company and its Subsidiaries are, and since October 1, 2023 have been, in compliance with such Environmental Permits.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no and there have been no Releases of Hazardous Substances with respect to Owned Real Property or Leased Real Property or any other location (including any other currently or formerly owned, leased or operated property or location used for the treatment, storage, disposal, recycling or other handling of Hazardous Substances), (ii) neither the Company nor any of its Subsidiaries has arranged, by written contract, agreement or otherwise, for the treatment, storage, transportation or disposal of Hazardous Substances, and (iii) no Hazardous Substances are present at, on, in or under any property currently or formerly owned, operated or leased by the Company or any of its Subsidiaries, that would result in an Environmental Claim against or liability to the Company or any of its Subsidiaries.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Environmental Claim, nor any third-party environmental investigation, is pending or threatened, alleging non-compliance by the Company or any of its Subsidiaries with respect to any Environmental Law or Environmental Permit or otherwise concerning or relating to the operations of the Company or any of its Subsidiaries that seeks to impose, or that is reasonably likely to result in the imposition of, any liability arising under any Environmental Law upon the Company or any of its Subsidiaries, and (ii) there are no liabilities of or relating to the Company or any of its Subsidiaries arising under or relating to any Environmental Law.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the execution of this Agreement nor the consummation of the Transactions will require any investigation or remediation activities or notice to or consent of any Governmental Entity or third party pursuant to any Environmental Law or with respect to Hazardous Substances.
(e)   The Company and its Subsidiaries have made available to Parent all non-privileged environmental audits and reports completed within three years of the date of this Agreement that are material to the Company and its Subsidiaries, taken as a whole, relating to the Company’s current material properties, facilities or operations (including any material property, facility or operation owned within the last three years and any property that Company or its Subsidiaries have foreclosed within the last three years or are in the process of foreclosing on) which are in their possession, in each case, to the extent that such audits, reports and other material environmental documents disclose the presence or suspected presence of Hazardous Substances on, at, or under the land, or in underlying soil or groundwater, that would be reasonably expected to result in an Environmental Claim.
3.13   Real Property; Title to Assets.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the real property owned by the Company,

any of its Subsidiaries or any Joint Venture (such property collectively, the “Owned Real Property”), (i) either the Company, one of its Subsidiaries or a Joint Venture has good and valid title to such Owned Real Property, free and clear of all Liens other than Real Estate Permitted Liens, (ii) there are no reversion rights, outstanding options or rights of first refusal in favor of any other Person to purchase, lease, occupy or otherwise utilize such Owned Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the value of the Owned Real Property or its use by the Company, any of its Subsidiaries or any Joint Venture (or any successor in title to the Company, its Subsidiary or Joint Venture) for residential home building activities, (iii) none of the Company, its Subsidiaries nor Joint Ventures have, nor to the Knowledge of the Company has any predecessor-in-title to the Company, a Subsidiary of the Company or a Joint Venture, collaterally assigned or granted a security interest in the Owned Real Property except for the Real Estate Permitted Liens and other Liens that were discharged in full prior to the date of this Agreement, and (iv) all water, sewer, gas, electric, telephone and drainage facilities and all other utilities required by applicable Law or necessary for the current use and operation of the Owned Real Property are available to the boundaries of the Owned Real Property and are connected and operating pursuant to valid permits, or, with respect to Owned Real Property under development, will be available upon completion of development in accordance with applicable development plans and entitlements. None of the Company, any of its Subsidiaries or any Joint Venture has received notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation, eminent domain or rezoning proceeding, or any sale in lieu thereof, with respect to any Owned Real Property, except for dedications of roads or rights-of-way made as a result of the zoning, platting or development plans for such Owned Real Property.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to the real property subject to a Land Bank Contract or a Contract Development Parcel (such property collectively, the “Development Real Property”), (i) either the Company, one of its Subsidiaries or a Joint Venture has a good and valid contract to acquire such Development Real Property, free and clear of all Liens other than Real Estate Permitted Liens, (ii) there are no reversion rights, outstanding options or rights of first refusal in favor of any other Person to purchase, lease, occupy or otherwise utilize such Development Real Property or any portion thereof or interest therein that would reasonably be expected to materially adversely affect the value of the Development Real Property or its use by the Company, any of its Subsidiaries or any Joint Venture (or any successor in title to the Company, its Subsidiary or Joint Venture) for residential home building activities, (iii) none of the Company, its Subsidiaries nor Joint Ventures have, nor to the Knowledge of the Company has any predecessor-in-title to the Company, a Subsidiary of the Company or a Joint Venture, collaterally assigned or granted a security interest in the Development Real Property except for the Real Estate Permitted Liens and other Liens that were discharged in full prior to the date of this Agreement, and (iv) all water, sewer, gas, electric, telephone and drainage facilities and all other utilities required by applicable Law or necessary for the current use and operation of the Development Real Property are or will be available to the boundaries of the Development Real Property prior to acquisition of the Development Real Property and are or will be connected and operating pursuant to valid permits, or, with respect to Development Real Property under development, will be available upon completion of development in accordance with applicable development plans and entitlements. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or any Joint Venture has received notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation, eminent domain or rezoning proceeding, or any sale in lieu thereof, with respect to any Development Real Property, except for dedications of roads or rights-of-way made as a result of the zoning, platting or development plans for such Owned Real Property.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each lease, sublease, license, easement and other agreement under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (the “Leased Real Property”, and each such lease, sublease, license, easement or other agreement, a “Company Lease”), is valid, binding and in full force and effect, subject to application of any bankruptcy or other creditor’s rights laws and (ii) no uncured default on the part of the Company or, if applicable, a Subsidiary of the Company or, to the Knowledge of the Company, the landlord or other parties to such Company Lease exists or will exist with the giving of notice, the passage of time or both. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has a good and valid leasehold interest, subject to the terms of any Company Lease applicable thereto, in all Leased Real Property, free and clear of all Liens, except for (I) Real Estate Permitted Liens and (II) conditions, covenants, encroachments, easements, restrictions and other encumbrances that do not adversely affect the use of the Leased Real Property by the Company or any Subsidiary of the Company. Neither the Company nor any of its Subsidiaries has (x) received written notice of any pending, and to the Knowledge of the Company there is no pending or threatened in writing, material condemnation or eminent domain proceeding with respect to any Leased Real Property, (y) collaterally assigned or granted a security interest in the Leased Real Property except for Real Estate Permitted Liens and other Liens that were discharged in full prior to the date of this Agreement, or (z) received any written notice of any material default under a Company Lease and, to the Knowledge of the Company, no event has occurred and no condition exists that, with notice or lapse of time, or both, would constitute a material default by the Company or any of its Subsidiaries, as applicable, under any Company Lease.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except as budgeted for or contemplated in projections of future lot cost basis reflected in the budgets and projections made available to Parent, to the Knowledge of the Company, no Owned Real Property or Development Real Property is subject to any condition or obligation to any Governmental Entity or other Person requiring the owner or any transferee thereof to donate land, money, or other property or to make off-site public improvements.
(e)   To the Knowledge of the Company, all of the residential dwellings (which, for the avoidance of doubt, include residential homes, townhomes and condominium units), whether construction in process or complete, together with the associated lot (the “Housing Units”), improvements, and buildings on the Owned Real Property (i) were constructed in a good and workmanlike manner, (ii) are structurally sound, (iii) are in good operating condition and repair (none of which require any maintenance or repair, except for ordinary, routine maintenance and repair that are not material in nature or cost), (iv) are in compliance with all applicable Legal Requirements, (v) are in compliance with all set-backs, zoning laws, restrictive covenants, and other restrictions in the nature thereof, and (vi) are located within the boundary lines of the Owned Real Property and do not encroach upon the land of any adjacent owner (nor do any Housing Units, buildings, or improvements of any other Person encroach upon the Owned Real Property), in each case, except as would not reasonably be expected to result in a material liability to the Company or any of its Subsidiaries. None of Company and each Subsidiary of the Company has received written notice that there is any material defect in or about the Housing Units, buildings, or improvements located on the Owned Real Property or any portion thereof. For purposes of this Section 3.13(e), “material defect” means any defect for which the cost to repair or restore such defect would reasonably be expected to exceed $50,000 as to any individual Housing Unit.
(f)   Except as would not be material to the Company and its Subsidiaries, taken as a whole, no developer-related fees, charges, community development district assessments, or other assessments for public improvements or otherwise made against the Owned Real Property, the Development Real Property, or any lots included within the Owned Real Property or the Development Real Property are currently due and unpaid, including those for construction of sewer lines, water lines, storm drainage systems, electric lines, natural gas lines, and streets (including perimeter streets), roads and curbs, other than as may be required in the ordinary course of completing such project. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, excluding water and sewer tap fees and excluding building permit fees to be paid when future building permits are pulled, the Company, or the applicable Subsidiary, has paid in full all Taxes, Permits, subdivision assessments, homeowners’ association fees, condominium association fees, community development districts assessments, and other fees and assessments that relate to the Owned Real Property or the Development Real Property for periods prior to the Closing that are due and payable prior to or as of the Closing Date, and, to the Knowledge of the Company, has not received any written notice of increase, assessment, levy, or penalty with respect to any of the foregoing.
(g)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, none of the Owned

Real Property or Development Real Property is located within a one hundred (100) year flood plain as identified by the Federal Emergency Management Agency that will affect the installation of a building pad or the construction of a Residential Unit on such Owned Real Property or Development Real Property consistent with the plans being used or proposed to be used by the Company or any Subsidiary of the Company in the applicable project.
(h)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no judgment, injunction, order, decree, statute, ordinance, rule, regulation, moratorium, or other action by or before a Governmental Entity exists or is pending or threatened in writing that restricts or would restrict the development or sale of Owned Real Property or Development Real Property or the development and construction of residential homes thereon, including, without limitation, any moratorium or rezoning action applicable to any of the Owned Real Property or Contract Property that would prohibit (i) the issuance of building permits for the construction of houses, or certificates of occupancy therefor, (ii) the purchase of sewer or water taps, (iii) the issuance of subdivision approvals, or (iv) the issuance of development permits.
(i)   No developer-related charges or assessments imposed by any Governmental Entity (or any other Person) for public improvements (or otherwise) against any Owned Real Property or Development Real Property, are unpaid (other than those reflected on the most recent Company SEC Financial Statements, and those incurred since the date of such Company SEC Financial Statements to the extent in the ordinary course of the Company’s business and consistent with past practice), except for such charges and assessments as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(j)   There are no parties, other than the Company, any of its Subsidiaries or Joint Ventures, in possession of any portion of the Owned Real Property, and as of the date of the Agreement, other than in the ordinary course of business, none of the Company, any of its Subsidiaries or any Joint Venture has granted any Person any right to (i) purchase or acquire (other than pursuant to Home Sale Contracts entered into in the ordinary course of business) all or any portion of the Owned Real Property or the Contract Property, or (ii) use all or any portion of, the Owned Real Property or (with the exception of the seller thereof) the Contract Property.
(k)   The Company or one of its Subsidiaries has good and valid title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its material tangible personal property, free and clear of all Liens other than Permitted Liens. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the tangible personal property currently used in the operation of the business of the Company and its Subsidiaries is in good working order (reasonable wear and tear excepted) and is sufficient for the conduct of the business of the Company and its Subsidiaries as currently conducted.
3.14   Tax Matters.
Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   The Company and its Subsidiaries have timely filed (taking into account any valid extension of time within which to file) all Tax Returns that are required to be filed by or with respect to any of them, and all such Tax Returns are true, correct and complete.
(b)   (i) The Company and its Subsidiaries have timely paid in full to the appropriate Governmental Entity all Taxes required to be paid by any of them, whether or not shown on any Tax Returns, except to the extent any Taxes are being contested in good faith through appropriate proceedings and for which the financial statements of the Company and its Subsidiaries reflect adequate reserves, in accordance with GAAP, and (ii) there is no outstanding waiver or extension of any statute of limitations with respect to the assessment or collection of Taxes from the Company or any of its Subsidiaries which would remain in effect beyond the date of this Agreement.
(c)   The Company and its Subsidiaries have timely paid, deducted, withheld and collected all amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties and have timely paid over any amounts so withheld, deducted or collected to the appropriate Governmental Entity and otherwise complied with all applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements). All Persons engaged as employees or independent contractors by the Company or any of its Subsidiaries are properly classified as employees or independent contractors, as applicable, in accordance with the Code and applicable Tax Law.
(d)   There is no (i) Proceeding with respect to any Taxes of the Company or any Subsidiary that is pending or threatened in writing by any Governmental Entity, or (ii) deficiency for Taxes that has been assessed by any Governmental Entity against the Company or any of its Subsidiaries (and has not been fully satisfied and settled).
(e)   Within the last two (2) years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution qualifying (or intended to qualify) under Section 355 of the Code (or so much of Section 356 as relates to Section 355).
(f)   None of the Company or any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company or any of its Subsidiaries) for any taxable period, (ii) is or has been a party to or bound by, or has any obligation under, any Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in commercial agreements not primarily related to Taxes, and other than any agreement or arrangement solely among the Company and its Subsidiaries), or (iii) has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law) or as transferee or successor or otherwise by operation of Law.
(g)   There are no Liens in respect of or on account of Taxes upon any property or assets of the Company or any of its Subsidiaries, other than Permitted Liens.
(h)   No claim has been made in writing by any Tax authority in a jurisdiction where the Company or any of its Subsidiaries has not filed Tax Returns or paid Taxes that the Company or any of its Subsidiaries is or may be subject to Tax by, or required to file Tax Returns in, such jurisdiction. Neither the Company nor any of its Subsidiaries is or has been subject to Tax in any jurisdiction other than its jurisdiction of incorporation by virtue of having a permanent establishment or other taxable presence in that jurisdiction.
(i)   Neither the Company nor any of its Subsidiaries is or will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting or adjustment pursuant to Section 481 or Section 263A of the Code (or any similar or analogous provision of state, local, or non-U.S. Law) for a taxable period ending on or before the Closing Date, (ii) installment sale, intercompany transaction, or open transaction made or entered into prior to the Closing, (iii) “excess loss account” within the meaning of the regulations under Section 1502 of the Code, existing as of immediately prior to the Closing, (iv) prepaid amount or deferred revenue received or realized at or prior to the Closing, or (v) “closing agreement” within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into at or prior to the Closing.
(j)   No rulings, administrative reliefs, requests for rulings or administrative relief, closing agreements or other written agreements, in each case with respect to Taxes, have been entered into with or issued by, or are requested or pending with, any Governmental Entity with respect to the Company or any of its Subsidiaries.
(k)   Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Law).

3.15   Material Contracts.
(a)   Except for this Agreement and the Company Benefit Plans (which, for the Company Benefit Plans, shall not apply to Section 3.15(x)(v)), Section 3.15 of the Company Disclosure Schedule contains a complete and correct list of each Contract described below in this Section 3.15(a) to which the Company or any of its Subsidiaries is a party or bound, in each case as of the date of this Agreement (all Contracts of the type required to be disclosed in this Section 3.15(a), whether or not set forth in Section 3.15 of the Company Disclosure Schedule, being referred to herein as the “Material Contracts”):
(i)   each Contract that limits in any material respect the freedom of the Company, any of its Subsidiaries or any of their respective affiliates (including Parent and its affiliates after the Effective Time) to (A) compete or engage (x) in any line of business, (y) in any geographic region or (z) with any Person or (B) sell, supply or distribute any product or service, build on or acquire real property, use or enforce any Owned Company IP or Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries, or hire or solicit any Person in any manner that, in each case of this clause (B), has the effect of restricting in any material respect the Company, its Subsidiaries or any of their respective affiliates (including Parent and its affiliates after the Effective Time) from the development, marketing or distribution of products and services, in each case, in any geographic area, and in each of clause (A) and clause (B), other than customary confidentiality obligations;
(ii)   each partnership, joint venture, strategic alliance, or similar Contract that provides for the sharing of revenues or profits (other than any such agreements solely between or among the Company and its wholly owned Subsidiaries);
(iii)   each acquisition or divestiture Contract that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the receipt or making by the Company or any of its Subsidiaries of future payments thereunder in excess of $1,000,000;
(iv)   each Contract that gives any Person the right to acquire any equity interests, business or material assets of the Company or any of its Subsidiaries (excluding Real Estate Purchase Agreements, any other Contracts executed in connection therewith in the ordinary course of business consistent with past practice and other ordinary course commitments to acquire or dispose of real property, including individual homes, lots, inventory, products, goods, services, supplies, equipment or off-the-shelf technology, Contracts relating to the joint acquisition of real property and Contracts that give any Person a right to or interest in the proceeds of sale of any real property), including any Contracts containing any right of first refusal or right of first offer or Contract that limits the ability of the Company, any of its Subsidiaries or any of their respective affiliates (including Parent and its affiliates after the Effective Time) to own, operate, sell, transfer, pledge or otherwise dispose of any of their equity interests, businesses or material assets after the date of this Agreement, in each case, with consideration of more than $1,000,000;
(v)   each Contract that: (i) provides for the authorship, invention, creation, conception or other development of any material Intellectual Property or Intellectual Property Rights (A) by the Company or a Subsidiary of the Company for any other Person or (B) for the Company or Subsidiary of the Company by any other Person (excluding agreements with employees, independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises); (ii) provides for the assignment or other transfer of any ownership interest in material Intellectual Property or Intellectual Property Rights (A) to the Company from any other Person (excluding agreements with employees, independent contractors, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises) or (B) by the Company to any other Person; (iii) includes any grant of an Intellectual Property License to any other Person by the Company (other than, with respect to this subsection (iii), non-exclusive licenses granted to customers, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises in the ordinary course of business); or (iv) includes any grant of an Intellectual Property License by any other Person (other than, with respect to this subsection (iv) only, Intellectual Property Licenses for off-the-shelf Software and other Software that is generally commercially available on standard terms, and non-exclusive licenses granted by customers, contractors, consultants, engineering firms (or engineers), architectural firms (or architects) or similar professional enterprises or other vendors in the ordinary course of business);
(vi)   each settlement agreement or similar Contract (excluding any customary non-disclosure agreement) that (A)(x) imposes material obligations on the Company and its Subsidiaries after the date of this Agreement (for the avoidance of doubt, other than customary confidentiality obligations) or (y) involves payments after the date of this Agreement in excess of $1,000,000 or (B) is with a Governmental Entity;
(vii)   each Contract not otherwise described in any other subsection of this Section 3.15(a) pursuant to which the Company or any of its Subsidiaries is obligated, in accordance with the terms thereof, to pay, or entitled to receive, payments in excess of $5,000,000 in the twelve (12) month period immediately following the date of this Agreement, excluding Real Estate Purchase Agreements or any other Contracts that are expressly excluded from disclosure under any other category in this Section 3.15(a);
(viii)   each Contract that obligates the Company or any of its Subsidiaries to make any capital investment or capital expenditure, in each case (other than in respect of purchases of real property) outside the ordinary course of business and in excess of $1,000,000 per annum individually;
(ix)   each Contract that is a Material Supplier Agreement;
(x)   each Contract that contains any exclusivity rights or “most favored nations” provisions or minimum use or supply requirements, in each case, for the benefit of the applicable counterparty;
(xi)   each Affiliate Contract;
(xii)   each Contract providing for indemnification of any officer, director or employee of the Company or any of its Subsidiaries by the Company or any of its Subsidiaries, other than Contracts entered into on substantially the same form as the standard forms of the Company and its Subsidiaries;
(xiii)   each Contract creating (A) outstanding indebtedness for borrowed money (including debt securities) (or commitments in respect thereof), (B) obligations under forward currency exchanges, interest rate protection agreements, swap agreements or hedging arrangements, (C) obligations (as lessee) that are, or pursuant to GAAP, should be, recorded as capital or finance leases or (D) obligations similar to any of the foregoing, in each case, of the Company or of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset), in an amount in excess of $1,000,000;
(xiv)   each guaranty of any obligation made by the Company or any of its Subsidiaries on behalf of any Person other than the Company or any of its Subsidiaries, which could result in an amount owed in excess of $500,000;
(xv)   each Contract with any Service Provider providing annual base compensation opportunities in excess of $250,000 or that would otherwise entitle any such Service Provider with post-termination benefits the value of which exceeds $250,000, in each case, excluding commission opportunities and commission payment obligations;
(xvi)   each Labor Agreement; and
(xvii)   any Contract not otherwise described in any other subsection of this Section 3.15(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as a whole.
(b)   True, correct and complete copies of each Material Contract in effect as of the date of this Agreement have been made available to Parent or publicly filed with the SEC prior to the date of this Agreement. None of the Company or any of its Subsidiaries is in (or with the passage of time or the giving of notice or both would be in) breach of or default under the terms of any Material Contract, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no other party to any Material Contract is in breach of or default under the terms of any Material Contract and (ii) each party to any Material Contract has performed all obligations required to be performed by it under such Contract. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Material Contract is a valid, binding and enforceable obligation of the Company or its Subsidiary which is party thereto and of each other party thereto, and, to the Knowledge of the Company, is in full force and effect, except as limited by applicable Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
3.16   Suppliers.   Section 3.16 of the Company Disclosure Schedule sets forth a list of the top ten (10) suppliers and vendors (including subcontractors and excluding legal service providers and investment bankers) of the Company and its Subsidiaries, taken as a whole, measured by the aggregate amounts paid by the Company and its Subsidiaries to such supplier or vendor and its affiliates during the 12-month period ended March 31, 2026 (each, a “Material Supplier” and each Contract pursuant to which the Company or a Subsidiary of the Company paid those amounts to the applicable Material Supplier, a “Material Supplier Agreement”). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice or, to the Knowledge of the Company, has any reason to reasonably believe that there has been any material adverse change in the price of the supplies or services provided by any Material Supplier or that such Material Supplier intends to terminate, modify (including materially decrease its business with the Company or its Subsidiaries) or not renew existing Contracts with the Company or its Subsidiaries.
3.17   Insurance.   The Company has made available to Parent true and correct copies of all material Insurance Policies. As of the date of this Agreement, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as are customary for companies of similar size in the same or similar lines of business as the Company and its Subsidiaries, (b) the Company and its Subsidiaries are, and since October 1, 2023 have been, in compliance with their respective Insurance Policies and Contracts and are not in default under any of the terms thereof, (c) all current Insurance Policies and insurance Contracts of the Company and its Subsidiaries are in full force and effect and are valid and enforceable, (d) all premiums due thereunder have been paid in accordance with the agreed premium payment terms and (e) neither the Company nor any of its Subsidiaries has received written or, to the Knowledge of the Company, oral notice of cancellation or termination with respect to any current Insurance Policies or insurance Contracts (other than in connection with normal renewals of any such insurance policies or Contracts). With respect to each material Proceeding that has been filed against the Company since October 1, 2023, any liability with respect to which is covered by an Insurance Policy, to the Knowledge of the Company, the Company has provided written notice of such Proceeding to the appropriate insurance carrier(s) (if any and if required to do so) and no such carrier has issued a denial of coverage with respect to any such Proceeding, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
3.18   Intellectual Property.
(a)   Section 3.18(a) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of all Registered Company Intellectual Property Rights, indicating for each: (y) the application or registration number, title, owners or registrants, and the jurisdiction of filing or application; and (z) the status of such item. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Registered Company Intellectual Property Rights have been maintained effective by the filing of all necessary documents and certificates currently due for filing as of the date of this Agreement in connection with any such Registered Company Intellectual Property Rights and the timely payment of all requisite fees with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be.

(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Owned Company IP is valid, enforceable, subsisting and in full force and effect.
(c)   The Company or one of its Subsidiaries (i) is the sole and exclusive owner of all right, title and interest in and to all Owned Company IP, free and clear of all Liens, other than Permitted Liens and (ii) except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, has the right to use pursuant to a valid license, all Licensed IP used in or necessary for the conduct and operation of the business of the Company and its Subsidiaries as currently conducted. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Owned Company IP and the Licensed IP are, and immediately following the Closing will be, subject to any Permitted Liens, fully transferable, alienable and licensable by the Company and its Subsidiaries without restriction and without payment of any kind to any third Person (other than payments under Contracts for Licensed IP). Neither the Company nor any of its Subsidiaries has granted or transferred (or is obligated to grant or transfer) to any Person any ownership interest, including any joint ownership interest, or any exclusive rights in, any Owned Company IP. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Owned Company IP and the Licensed IP are all of the Intellectual Property and Intellectual Property Rights necessary for the operation of the business of the Company and its Subsidiaries as currently conducted.
(d)   No past or present director, officer, employee, consultant or independent contractor of the Company or any of its Subsidiaries owns (or has any claim or any right (whether or not currently exercisable) to any ownership interest in and to) any Owned Company IP. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and its Subsidiaries have entered into a binding, valid and enforceable written Contract with each current and former employee, consultant and independent contractor who is or was involved in the invention, creation, or development of any Owned Company IP, including Registered Company Intellectual Property Rights, whereby such employee or independent contractor (A) either (i) validly assigns to the Company or a Subsidiary of the Company any ownership interest such employee, consultant or independent contractor may have in or to all Intellectual Property or Intellectual Property Rights invented, created or developed by such employee, consultant or independent contractor within the scope of his or her employment or engagement, to the extent such Intellectual Property or Intellectual Property Right does not constitute a “work made for hire” under applicable Law or (ii) such Intellectual Property or Intellectual Property Rights have otherwise vested in the Company or a Subsidiary automatically by operation of applicable Law and (B) agrees to hold all Proprietary Information of the Company and its Subsidiaries in confidence.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the conduct of the business of the Company and its Subsidiaries has not, since October 1, 2023, and is not currently, infringing, violating, or misappropriating any Intellectual Property or Intellectual Property Rights of any Person or constituting unfair competition or unfair trade practices. Neither the Company nor any of its Subsidiaries has received from any Person since October 1, 2023 any written notice, charge, complaint, claim or other demand (i) alleging any infringement, violation, or misappropriation of any Intellectual Property or Intellectual Property Rights of any Person, or any claim of unfair competition or unfair trade practices or (ii) contesting the Company’s or any of its Subsidiaries’ ownership of, or the validity or enforceability of, any Owned Company IP, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, no Person is infringing, misappropriating, diluting, using in an unauthorized manner or otherwise violating any Owned Company IP.
(f)   The Company and its Subsidiaries have taken commercially reasonable actions to maintain (and continue to maintain), as confidential, and to reasonably protect, all material Proprietary Information (including all Trade Secrets) of the Company and any of its Subsidiaries, including by requiring all Persons having access thereto to execute written non-disclosure agreements containing customary restrictions regarding the disclosure and use of such material Proprietary Information

(including all Trade Secrets). To the Knowledge of the Company, there has been no breach of any such non-disclosure agreements or any other unauthorized disclosure or use of, or access to, technology, information or materials that the Company or a Subsidiary of the Company maintains or intended to maintain as a Trade Secret.
(g)   Neither the execution, delivery and performance of this Agreement nor the consummation of the Transactions will result in the: (i) loss or impairment of, or any Lien (other than any Permitted Lien) on, any Owned Company IP or any material Licensed IP (including material IT Systems); (ii) grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any Owned Company IP or any Intellectual Property or Intellectual Property Rights of Parent or its affiliates; or (iii) payment of any additional consideration to, or the reduction of any payments from, any Person with respect to any Owned Company IP or material Licensed IP (including material IT Systems).
3.19   Privacy and Data Protection.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) since October 1, 2023, the Company and its Subsidiaries have complied with, and presently comply with, all applicable Privacy Laws, (ii) the Company and its Subsidiaries have taken commercially reasonable actions (including reasonable administrative, technical and physical safeguards) to protect Personal Information in their possession or under their control against unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss, and (iii) the Company and its Subsidiaries have taken commercially reasonable steps to require all third-party service providers, outsourcers, processors or other Persons who Process, store or otherwise handle Personal Information for or on behalf of the Company or any of its Subsidiaries to comply with all applicable Privacy Laws, restrict such Persons from any use or disclosure of such Personal Information other than to provide the contracted-for services and require such Persons to take appropriate steps to protect and secure Personal Information from unauthorized or unlawful access, acquisition, use, modification, disclosure or other misuse or loss and to promptly notify the Company or its Subsidiary in the event of a breach of security of such Personal Information.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) since October 1, 2023, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity or other Person alleging a violation of any Privacy Laws by the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Entity or other Person; (ii) since October 1, 2023, there have not been any lawsuits, claims, inquiries, investigations, demands or other actions asserted or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries relating to Privacy Laws; and (iii) since October 1, 2023 there has been no unauthorized or unlawful access, acquisition, use, modification, disclosure or other security incident involving Personal Information or other confidential or proprietary data in the possession or under the control of the Company or any of its Subsidiaries.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company or one of its Subsidiaries owns or has a valid right to access and use all IT Systems material to the operation of the business of the Company and its Subsidiaries as currently conducted; (ii) the IT Systems are reasonably sufficient for the existing needs of the Company and any Subsidiary of the Company; (iii) since October 1, 2023, the Company and each of its Subsidiaries have taken commercially reasonable steps and implemented commercially reasonable safeguards (but in any event no less than is required by applicable Laws) to protect the IT Systems from Malicious Code, and the IT Systems are currently free of Malicious Code; (iv) since October 1, 2023, the Company and its Subsidiaries have taken commercially reasonable measures to provide for the back-up and recovery of Company and Subsidiary data without material disruption to, or material interruption in, the conduct of the business of the Company or any of its Subsidiaries; and (v) since October 1, 2023, the Company and its Subsidiaries have implemented and maintained commercially reasonable business continuity and disaster recovery plans, procedures and facilities that satisfy applicable Privacy Laws.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the execution, delivery and performance of this

Agreement and the consummation of the Transactions will not violate any of the privacy policies of the Company and its Subsidiaries, as they currently exist or as they existed at any time during which any of the Personal Information subject to such policy was collected or otherwise violate any Privacy Laws.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 1, 2023, (i) there has been no failure with respect to any IT Systems that has had a material effect on the operations of the Company or any of its Subsidiaries; and (ii) there has been no successful cyber-attack, unauthorized access to or use of (whether without authorization or in breach of an authorization) or harm to any IT Systems (or any Software or data stored on any IT Systems).
3.20   Affiliate Transactions.   Neither the Company nor any of its Subsidiaries is a creditor or debtor to, or party to any Contract or transaction with, any holder of five percent (5%) or more of the Shares or any present or former director, officer, employee or affiliate of the Company or any of its Subsidiaries, or any “immediate family member” (within the meaning of Item 404 of Regulation S-K promulgated by the SEC) of any of the foregoing (each, an “Affiliate Contract”), or has engaged in any transaction with any of the foregoing since October 1, 2023, except for employment or compensation agreements or arrangements with directors, officers and employees made in the ordinary course consistent with past practice.
3.21   Brokers.   Other than Moelis & Company LLC (“Moelis”) and J.P. Morgan Securities LLC (“JPM”), neither the Company nor any of its Subsidiaries has employed or engaged any investment banker, broker or finder in connection with the Transactions who is entitled to any fee or any commission in connection with this Agreement or upon or as a result of the consummation of the Merger. A true and complete copy of the engagement letters with each of Moelis and JPM (together, the “Engagement Letters”) related to the Transactions has been made available to Parent prior to the date of this Agreement.
3.22   Insurance Business.
(a)   Other than Charity Home Insurance Agency, LLC and Charity Title Agency, LLC (each, a “Sub-Agent”), neither the Company nor any Subsidiary of the Company is currently acting as an Insurance Producer.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Sub-Agent holds all material licenses required for it under the applicable Insurance Laws to act as an Insurance Producer in the jurisdictions in which it so acts, and to conduct the lines of business as presently conducted as of the date of this Agreement (the “Company Insurance Licenses”). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, each Employee Agent and Third-Party Agent who wrote, sold, produced, serviced, administered or managed insurance business for a Sub-Agent, or had substantive contact with any client or customer or prospective client, since October 1, 2023, possessed, at the time such business was written, sold, produced, serviced, administered or managed or such contact occurred, as applicable, all material licenses needed for such Person to be duly licensed or registered as required by applicable Law (for the type of business written, sold or produced, or with respect to such contact, on behalf of a Sub-Agent) in each jurisdiction in which such Employee Agent or Third-Party Agent was required to possess such license. All material Company Insurance Licenses needed for a Sub-Agent to act as an Insurance Producer in the jurisdictions in which it so acts, and to conduct the lines of business as presently conducted as of the date of this Agreement are valid and in full force and effect, and during the past twelve months there has occurred no material default by a Sub-Agent under any Company Insurance Licenses which has not been resolved to the satisfaction of the issuing Insurance Regulator, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Governmental Entity has commenced via written notice, or given written notice to a Sub-Agent that it intends to commence, a proceeding to revoke or suspend any Company Insurance License, or given written notice that it intends not to renew any Company Insurance License, or given notice that it may issue a fine or have a Sub-Agent enter into a consent order, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) to the Knowledge of the Company, each Employee

Agent or Third-Party Agent who is required by applicable Law by reason of the nature of his or her employment by or relationship to a Sub-Agent, to be appointed with an Insurance Carrier Client, is currently duly appointed as such and such appointment is in full force and effect; and (ii) to the Knowledge of the Company, since October 1, 2023, each Sub-Agent has not paid any insurance commission or insurance customer lead or referral fee to any Person that was required to be licensed as an insurance agent or agency or broker or brokerage and did not hold such license when such Sub-Agent made such payment.
(d)   No Subsidiary of the Company is acting as an insurer, including a captive insurer or as a premium finance company.
3.23   Construction Matters.   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no pending vendor recalls of which the Company has been notified or otherwise is aware of products incorporated in homes or other improvements built by or on behalf of the Company, its Subsidiaries or any Joint Venture, and (ii) none of the Company, any of its Subsidiaries nor any Joint Venture is the subject of any recalls or recall notices from any product safety commissions regarding products incorporated in homes or other improvements built by the Company, its Subsidiaries or any Joint Venture.
3.24   Opinion of Financial Advisors.   Each of Moelis and JPM has delivered to the Company Board its opinion in writing or orally, in which case, such opinion will be subsequently confirmed in writing, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, procedures followed, matters considered and qualifications set forth in each such opinion, as applicable, the Merger Consideration to be received by (or paid to, as applicable) the holders of Shares pursuant to this Agreement is fair from a financial point of view to such holders.
3.25   No Other Representations or Warranties.   The Company acknowledges that neither Parent, Merger Sub nor any Person on their behalf makes, and the Company has not relied upon, any express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided to the Company in connection with the Transactions other than the representations and warranties contained in Article IV or in any certificate provided in connection with this Agreement. The Company acknowledges and agrees that, to the fullest extent permitted by applicable Law, Parent and Merger Sub and their respective affiliates, stockholders, controlling Persons or Representatives shall not have any liability or responsibility whatsoever to the Company, its Subsidiaries or their respective affiliates, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement) or statements made (or any omissions therefrom), to the Company, its Subsidiaries or any of their respective affiliates, stockholders, controlling Persons or Representatives, except with respect to the representations and warranties set forth in Article IV or in any certificate provided in connection with this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the disclosure schedule delivered concurrently with the execution of this Agreement by Parent and Merger Sub to the Company (the “Parent Disclosure Schedule,” and together with the Company Disclosure Schedule, the “Disclosure Schedules”), subject to Section 9.16, Parent and Merger Sub hereby represent and warrant to the Company that:
4.1   Corporate Organization.   Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.2   Authority, Execution and Delivery; Enforceability.   Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions applicable to such party. The execution and delivery by each of Parent and Merger Sub of this Agreement, the performance and compliance by Parent and Merger Sub with each of its obligations herein and the consummation by Parent and Merger Sub of the Transactions applicable to it have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject, in the case of the Merger, to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes (other than the vote of Parent as the sole stockholder of Merger Sub) are necessary to authorize this Agreement or the consummation by Parent and Merger Sub of the Transactions to which it is a party. Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, approving and adopting this Agreement, and such approval and consent has not been subsequently rescinded, withdrawn or modified. Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes Parent’s and Merger Sub’s legal, valid and binding obligation, enforceable against each of Parent and Merger Sub in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
4.3   No Conflicts.
(a)   The execution and delivery of this Agreement by Parent and Merger Sub, does not and will not, and the performance of this Agreement by Parent and Merger Sub and the consummation of the Transactions will not, (i) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent or Merger Sub, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Merger Sub or any other Subsidiary of Parent (each a “Parent Subsidiary” and, collectively, the “Parent Subsidiaries”), or by which any property or asset of Parent or any Parent Subsidiary is bound or affected or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (except a Permitted Lien) on any property or asset of Parent or any Parent Subsidiary, including Merger Sub, pursuant to, any Contract or Permit to which Parent or any Parent Subsidiary is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   The execution and delivery of this Agreement by Parent and Merger Sub does not and will not, and the consummation by Parent and Merger Sub of the Transactions and compliance by Parent and Merger Sub with any of the terms or provisions hereof will not (in each case with or without notice or lapse of time, or both), require any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity, except (i) under the Exchange Act, (ii) under the rules and regulations of the NYSE, (iii) under any applicable Antitrust Laws or the Other Required Filings, (iv) the filing and recordation of the Certificate of Merger as required by the DGCL and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications have not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
4.4   [Reserved].
4.5   Litigation; Orders.   There are no Proceedings pending or, to the Knowledge of Parent, threatened against Parent or any Parent Subsidiaries or any of their respective officers or directors (in their capacities as such), at law or in equity, and none of Parent or any of the Parent Subsidiaries or any of their respective officers or directors (in their capacities as such), are subject to any outstanding Order, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.6   Financing.
(a)   Parent has delivered to the Company true, complete and correct copies of (i) the fully executed commitment letters dated as of the date of this Agreement (together with all exhibits and schedules thereto and any fee letters related thereto, the “Commitment Letters”) from the Financing Entities party thereto pursuant to which such Financing Entities have agreed, subject only to the terms and conditions thereof, to provide respective financing in the amounts set forth therein, and (ii) all fee letters related thereto, which Commitment Letters and fee letters may be redacted as to fee amounts, “flex terms”, other economic terms and other provisions (including any dates related thereto), in each case, that are customarily redacted in connection with transactions of this type so long as no such redaction covers terms that could reduce the amount of the Financing below the amount required to satisfy the Financing Amount or adversely affect the conditionality, enforceability, availability or termination of the Financing. The financing contemplated by the Commitment Letters is collectively referred to in this Agreement as the “Financing.”
(b)   Except as expressly set forth in the Commitment Letters, there are no conditions precedent to the obligations of the Financing Entities to provide the Financing, or any contingencies that would permit the Financing Entities to reduce the aggregate amount of the Financing. As of the date of this Agreement, Parent does not have any reason to believe that it will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in the Commitment Letters on or prior to the Closing Date, nor does Parent have knowledge that any of the Financing Entities will not perform its obligations thereunder. There are no side letters or other agreements, contracts or arrangements of any kind to which Parent or Merger Sub is a party relating to the funding of the full amount of the Financing required to fund the Financing Amount other than as expressly set forth in the Commitment Letters and customary engagement and fee letters (in each case, the terms of which (i) do not reduce the aggregate amount of the Financing below the amount contemplated by the Commitment Letter or (ii) could not adversely affect the availability, enforceability or conditionality of the Financing).
(c)   Assuming (x) the accuracy in all material respects of the representations and warranties set forth in Article III and (y) the performance by the Company and its Subsidiaries of the covenants and agreements contained in this Agreement in all material respects, the Financing, when funded in accordance with the Commitment Letters (including giving effect to any “flex” provision in the Commitment Letters (including with respect to fees and original issue discount)), together with Parent’s other available sources of funds, shall provide Parent with cash proceeds on the Closing Date sufficient to enable Parent to perform all of Parent’s payment obligations under this Agreement and the Commitment Letters, including to pay the aggregate Merger Consideration and all amounts required in respect of Company Awards in accordance with Article II, and any other amounts required to be paid by Parent or Merger Sub on the Closing Date in connection with the consummation of the Transactions (including any fees and expenses of or payable by Parent or Merger Sub and any repayment of any Company indebtedness on the Closing Date in connection with the Transactions) (such amounts, collectively, the “Financing Amount”), and there is no restriction on the use of such cash proceeds for such purposes.
(d)   Each of the obligations set forth in the Commitment Letters constitutes the legal, valid, binding and enforceable obligation of Parent and, to the knowledge of Parent, all the other parties thereto. As of the date of this Agreement, no event has occurred which (with or without notice, lapse of time or both) would constitute a default, breach or failure to satisfy a condition by Parent under the terms and conditions of the Commitment Letters, and, as of the date of this Agreement, Parent has no reason to believe that the Financing will not be available to Parent on the date of the Closing in an amount necessary to satisfy the Financing Amount. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement, and will pay in full any such amounts due on or before the Closing Date. Except in accordance with the terms hereof, the Commitment Letters have not been modified, amended or altered and, as of the date of this Agreement, none of the respective commitments thereunder have been terminated, reduced, withdrawn or rescinded in any respect, and, to the knowledge of Parent, as of the date of this Agreement, no termination, reduction, withdrawal or rescission thereof is contemplated.
(e)   Notwithstanding anything in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including the Financing) by Parent, Merger Sub or any of their respective affiliates be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.

4.7   Proxy Statement.   None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. For the avoidance of doubt, no representation or warranty is made by Parent or Merger Sub with respect to any statements made or incorporated by reference in the Proxy Statement based on information relating to the Company or any of its Subsidiaries or to statements made therein based on information supplied by or on behalf of Company for inclusion or incorporation by reference therein.
4.8   Ownership of Merger Sub.   All of the outstanding Equity Interests of Merger Sub have been duly authorized and validly issued. All of the issued and outstanding Equity Interests of Merger Sub are, and at the Effective Time will be, owned directly or indirectly by Parent. Merger Sub was formed solely for purposes of the Merger and, except for matters incident to formation and execution and delivery of this Agreement and the performance of the Transactions, has not prior to the date of this Agreement engaged in any business or other activities.
4.9   Brokers.   Neither Parent nor any Parent Subsidiary has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions for which the Company would be responsible.
4.10   Stock Ownership.   None of Parent, Merger Sub or any of their respective “affiliates” or “associates” is, or at any time for the past three (3) years has been, an “interested stockholder” of the Company (as such terms are defined in Section 203 of the DGCL). None of Parent, Merger Sub or any of their respective “Affiliates” or “Associates” is, or at any time since November 12, 2025 has been, an “Acquiring Person” (as such terms are defined in the Rights Agreement). Neither Parent, Merger Sub, or, any of their respective affiliates directly or indirectly owns as of the date of this Agreement, or at all times for the past three (3) years through the date of this Agreement has owned, beneficially or otherwise, any Shares or other securities that are convertible, exchangeable or exercisable into Shares. None of Parent or Merger Sub or, any of their respective affiliates holds any rights to acquire or vote any Shares or other securities that are convertible, exchangeable or exercisable into Shares or any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that provides Parent, Merger Sub or any of their respective affiliates or Subsidiaries with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Shares, in any case without regard to whether (i) such derivative conveys any voting rights in such securities to such Person or such Person’s affiliates, (ii) such derivative is required to be, or is capable of being, settled through delivery of securities or (iii) such Person or such Person’s affiliates may have entered into other transactions that hedge the economic effect of such derivative, except pursuant to this Agreement or the Voting Agreement.
4.11   Solvency.   Assuming that (a) the conditions to the obligation of Parent and Merger Sub to consummate the Merger set forth in Sections 6.1 and 6.3 have been satisfied or waived and (b) the representations and warranties of the Company in Article III are true, correct and accurate in all material respects, then immediately following the Effective Time and after giving effect to all of the Transactions and the payment of the Financing Amount, each of Parent, the Surviving Corporation and each of their respective Subsidiaries will not: (i) be insolvent (either because its financial condition is such that the sum of its debts, including contingent and other liabilities, is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on its existing debts, including contingent and other liabilities, as they mature); (ii) have unreasonably small capital for the operation of the businesses in which it is engaged or proposed to be engaged; or (iii) have incurred debts, or be expected to incur debts, including contingent and other liabilities, beyond its ability to pay them as they become due.
4.12   Certain Arrangements.   As of the date of this Agreement, none of Parent, Merger Sub or any of their respective affiliates or any other Person on behalf of Parent or Merger Sub or their respective affiliates has entered into any contract, commitment, agreement, instrument, obligation, arrangement, understanding or undertaking, whether written or oral, with any stockholder of the Company or any officer or director of the Company (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its

Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) such holder of Shares would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s Shares; (ii) except for the Voting Agreement, such holder of Shares has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, or officer has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.
4.13   No Other Representations and Warranties.   Each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes, and none of Parent or Merger Sub has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with the Transactions (including as to the accuracy or completeness thereof) other than the representations and warranties contained in Article III or in any certificate provided in connection with this Agreement. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Subsidiaries, and their respective affiliates, stockholders, controlling Persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub, any Parent Subsidiary, or their respective affiliates, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement) or statements made (or any omissions therefrom), to Parent, Merger Sub, any Parent Subsidiary, or any of their respective affiliates, stockholders, controlling Persons or Representatives, except with respect to the representations and warranties set forth in Article III or in any certificate provided in connection with this Agreement.
ARTICLE V
COVENANTS
5.1   Conduct of Business by the Company Pending the Closing.   From the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VII, except (w) as expressly contemplated or required hereunder, (x) as required by applicable Law, (y) if Parent shall have expressly consented in advance in writing (such consent not to be unreasonably withheld, conditioned or delayed), or (z) as set forth on the correspondingly numbered subsection of Section 5.1 of the Company Disclosure Schedule, (1) the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to (I) conduct their respective operations in the ordinary course of business consistent with past practice and (II) (A) preserve the goodwill of the Company and its Subsidiaries and keep intact their respective material assets, properties and Contracts; (B) keep available the services of its current officers and key employees; and (C) preserve the current relationships with customers, suppliers, and other persons with whom the Company or any of its Subsidiaries has material business relations, and (2) the Company shall not, and shall cause its Subsidiaries not to:
(a)   issue, sell, distribute, assign, transfer, grant, pledge, hypothecate, dispose of or otherwise encumber any shares of capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries or any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities of the Company or any of its Subsidiaries, other than (i) the issuance of Shares upon the settlement of Company Awards outstanding as of the date of this Agreement, or issued after the date of this Agreement not in violation of this Agreement, in accordance with their terms or (ii) any issuance, sale or disposition to the Company or a Subsidiary of the Company by any Subsidiary of the Company;
(b)   merge or consolidate the Company or any of its Subsidiaries with any Person;
(c)   acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or enter into any agreements providing for any acquisitions of, any Equity Interests in or assets of any Person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for (i) investments in any wholly owned Subsidiary thereof or solely between wholly owned Subsidiaries of the Company, (ii) acquisitions of supplies or equipment in the ordinary course of business, (iii) acquisitions of real property on terms consistent with the Lot Purchase Agreements or Development Parcel Contracts, as applicable, in the ordinary course of business consistent with past practice, including (with respect to this clause (iii)) (A) entering into option contracts to acquire (and purchasing pursuant to the terms of such contracts) land or (B) as required by or pursuant to existing contracts made available to Parent, or (iv) any such acquisitions not to exceed $2,000,000 in the aggregate;
(d)   (i) effect any recapitalization, reclassification, in-kind dividend, equity split or similar change in capitalization or (ii) adopt a plan or agreement of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries;
(e)   (i) amend the Company Charter or the Company By-Laws or (ii) amend the certificates or articles of incorporation, by-laws or limited liability company agreements (or equivalent organizational documents) of the Company’s Subsidiaries;
(f)   make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock, or any other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock, except for (i) any dividends or distributions from a wholly owned Subsidiary to another wholly owned Subsidiary or the Company, (ii) the acceptance of Shares, or withholding of Shares otherwise deliverable, to satisfy withholding Taxes incurred in connection with the exercise, vesting and/or settlement of Company Awards or (iii) the forfeiture of Shares under the Company RSAs or Company Performance-Based RSAs;
(g)   sell, assign, transfer, convey, lease or otherwise dispose or create any material Lien (other than Permitted Liens) on any of the Company’s or its Subsidiaries’ assets or properties, except (i) sales of inventory or obsolete equipment in the ordinary course of business, or (ii) sales of Residential Units pursuant to Home Sale Contracts in the ordinary course of business consistent with past practice; provided, however, that nothing in this Section 5.1(g) shall prohibit the Company or any of its Subsidiaries from effectuating any transactions contemplated by any Contract in existence on the date of this Agreement to which the Company or any of its Subsidiaries is a party and that relates to any land banking or land disposition transaction;
(h)   sell, assign, transfer, permit to lapse, waive any rights under, abandon or license any material Owned Company IP, other than (i) non-exclusive licenses to customers in connection with their receipt of goods or services from the Company granted in the ordinary course of business consistent with past practice, and (ii) the abandonment or expiration of Registered Company Intellectual Property Rights in the ordinary course of business.
(i)   enter into or renew any Affiliate Contracts that would result in payments in excess of $120,000;
(j)   make any capital investment in, or any capital contribution or loan or advance to, or guaranty for the benefit of, any Person that is not a wholly owned Subsidiary, except for any capital investment, capital contribution, loan, advance or guaranty (i) undertaken in any other Person in relation to the provision of mortgage financing and insurance, (ii) that is an extension of credit to customers in the ordinary course of business consistent with past practice or (iii) that is a release of earnest money deposits and similar amounts to sellers of real property in the ordinary course of business;
(k)   except for borrowings under the Company’s existing credit facilities in the ordinary course of business, incur, assume, endorse, guarantee or otherwise become liable for any indebtedness or guarantee any indebtedness, other than (A) indebtedness between or among the Company and its wholly owned Subsidiaries in the ordinary course of business consistent with past practice, (B) guarantees by the Company or its wholly owned Subsidiaries of indebtedness of the Company or its wholly owned Subsidiaries, which indebtedness is incurred in compliance with this Section 5.1, (C) indebtedness arising solely from a change in GAAP and (D) indebtedness for borrowed money or guarantees, letters of credit, performance bonds, maintenance bonds and other similar obligations incurred in the ordinary course of business;
(l)   (i) except as required by the terms of any Company Benefit Plan as in effect on the date of this Agreement, (A) increase the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, termination pay or severance payable or provided (or that may become payable or provided) to any current or former employee or other Service Provider of the Company; (B) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of any compensation or benefits; (C) grant any new equity-based or other long-term incentive awards, amend or modify the terms of any outstanding equity-based or other long-term incentive awards, or pay any incentive or performance-based compensation or benefits at a level greater than the level earned based on actual performance through the end of the applicable performance period as determined in the ordinary course of business consistent with past practice; (D) pay or agree to pay to or with respect to any current or former employee or other Service Provider any severance, retention, change in control compensation, pension, retirement allowance or other benefit; (E) enter into any new, or amend any existing, employment or severance or termination agreement with any current or former employee or other Service Provider; or (F) establish, enter into, become a party to, adopt or commence participation in any Company Benefit Plan that was not in existence on the date of this Agreement, or amend or terminate any Company Benefit Plan in existence on the date of this Agreement other than in the ordinary course of business and consistent with past practice; or (ii) hire any employee or terminate the employment of any employee (other than “for cause”) or other Service Provider, other than the hiring or terminating of employees with annual base salary less than $200,000 in the ordinary course of business and consistent with past practice;
(m)   make, change or revoke any material Tax election (whether an entity classification election under Treasury Regulations Section 301.7701-3 or otherwise), adopt or change any Tax accounting period or any material method of Tax accounting, amend, in any material respect, any Tax Return, enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provisions of state, local or non-U.S. Tax Law) with a Governmental Entity with respect to Taxes, request any ruling or administrative relief from any Governmental Entity with respect to any material amount of Taxes, settle any material Tax claim, audit or assessment, agree to an extension or waiver of the statute of limitations with respect to any material amount of Taxes, or surrender any right to claim a refund, offset or other reduction of any material amount of Taxes;
(n)   settle, release, waive or compromise any existing or pending or threatened Proceeding unless such settlement, release, waiver or compromise (i) involves solely monetary damages that do not exceed (together with monetary damages payable in connection with all other settlements, releases, waivers and compromises entered into in accordance with this Section 5.1(n)) $2,000,000 in the aggregate (it being acknowledged and agreed that such amounts shall be calculated net of amounts that are paid by insurers under the Insurance Policies), (ii) does not impose any material injunctive relief on the business of the Company or any of its Subsidiaries (other than customary confidentiality undertakings), (iii) does not involve an admission of guilt or liability by the Company or any of its Subsidiaries and (iv) does not relate to any Stockholder Litigation (which Stockholder Litigation shall be governed by Section 5.11);
(o)   other than in the ordinary course of business consistent with past practice, (i) enter into any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract, (ii) enter into any Contract that provides for a right to payment, acceleration or termination upon a change of control of the Company or a Subsidiary of the Company (other than with respect to clauses (i) and (ii), (A) with respect to Contracts entered into with subcontractors or design professionals in the ordinary course of business consistent with past practice or (B) surety bonds issued in the ordinary course of business consistent with past practice), or (iii) (A) modify, amend, extend or voluntarily terminate any Material Contract, in each case, in a manner materially adverse to the Company or (B) waive, release or assign any rights or claims thereunder, in each case, in a manner materially adverse to the Company; provided that the foregoing shall not restrict any entering into, modifying or amending of agreements respecting real property, which is the subject of Section 5.1(g);
(p)   (i) amend any material Permits in any material respect (other than amendments in the ordinary course of business in a manner not adverse to the Company or its Subsidiaries), (ii) terminate, fail to diligently pursue any application for or allow to lapse, any material Permits, or (iii) take any action, or fail to take any action, that would reasonably be expected to result in the material loss, expiration, termination or surrender of, or would reasonably be expected to result in the loss of any material benefit under, or be reasonably expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of, any material Permits;

(q)   enter into, extend, amend or terminate any material interest rate, currency, equity, commodity or other swaps, hedges, derivatives, forward sales contracts or other similar financial instruments;
(r)   (i) modify, renew, extend, or enter into any Labor Agreement or (ii) recognize or certify any labor union, labor organization, works council, or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;
(s)   enter into any new line of business, or wind down any existing line of business;
(t)   except (i) in accordance with the Company’s capital budget set forth in Section 5.1(t) of the Company Disclosure Schedule, (ii) as permitted pursuant to clause (iii) of Section 5.1(c), or (iii) pursuant to Real Estate Purchase Agreements and any other Contracts executed in connection therewith in the ordinary course of business, make or agree to make any capital expenditure or expenditures that in the aggregate are in excess of $1,000,000;
(u)   implement or adopt any material change in its financial accounting principles, practices or methods, other than as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP;
(v)   other than in the ordinary course of business consistent with past practices, make any changes in the Company’s policies and practices with respect to underwriting, pricing, acquiring, developing, constructing, marketing and/or selling Communities;
(w)   make any amendment or modification to any Engagement Letter that would (i) increase the amount of compensation payable to any financial advisor or (ii) expand the commitments made by the Company or any of its Subsidiaries (or, from and after the Closing, Parent or its affiliates) under any Engagement Letter;
(x)   cancel the Company’s or any of its Subsidiaries’ material Insurance Policies or fail to pay the premiums on the Company’s or any of its Subsidiaries’ material Insurance Policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain in the ordinary course the Company’s or any of the its Subsidiaries’ material Insurance Policies, in any such case, that is materially adverse to the Company and its Subsidiaries, taken as a whole;
(y)   other than in the ordinary course of business consistent with past practice, materially reduce the level of administrative, technical or physical safeguards maintained to protect the IT Systems or Personal Information, or materially modify any material privacy, information security, business continuity or disaster recovery policy in a manner materially adverse to the Company and its Subsidiaries, taken as a whole; or
(z)   agree to take, make any commitment to take, or adopt any resolutions in support of, any of the actions prohibited by this Section 5.1.
Without limiting the scope of covenants of the Company set forth in this Section 5.1, the parties acknowledge and agree that (x) nothing contained in this Section 5.1 is intended to give Parent, directly or indirectly, the right to direct the control or operations of the Company or any of its Subsidiaries prior to the Closing and (y) prior to the Closing, subject to this Section 5.1, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the operations of itself and its Subsidiaries.
5.2   Access to Information, Employees and Facilities; Confidentiality.
(a)   From the date of this Agreement to the earlier of the Effective Time and the termination of this Agreement in accordance with Article VII, the Company shall, and shall cause each of its Subsidiaries to, to the extent necessary to facilitate consummation of the Transactions or integration planning related thereto and excluding any books and records that relate to the negotiation and execution of this Agreement or with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto, or that relate to any Acquisition Proposal or a Superior Proposal (but without limiting the Company’s obligations under Section 5.3 in respect of an Acquisition Proposal or a Superior Proposal), provide Parent and Merger Sub and their respective Representatives with reasonable access during normal business hours and upon reasonable notice to the offices, properties, facilities, assets, books and records, including any financial, accounting, operating and other data and information in compliance with this Section 5.2(a), and officers, employees and other personnel of the Company and its Subsidiaries; provided that (i) such access and disclosure shall not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries and (ii) nothing herein shall require the Company or its Subsidiaries to provide access to, or to disclose any information to Parent, Merger Sub or their respective Representatives, if such access or disclosure would, in the reasonable good faith judgement of the Company’s legal counsel, be reasonably likely to (A) result in the disclosure of trade secrets or waive any attorney-client, work-product or legal privilege (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent possible in a manner that does not result in a loss of such privilege), (B) be in violation of applicable Law (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent possible in a manner that does not result in such violation of applicable Law), or (C) contravene the provisions of any then-effective Contract to which the Company or any of its Subsidiaries is a party (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent possible in a manner that does not result in such contravention or, to the extent necessary to allow for such access or disclosure, obtain the required consent to provide such access or disclosure, except that the Company shall have no obligation to pay any fee to a third party to obtain any such required consent). The Company shall use its reasonable best efforts to cause its Representatives to reasonably cooperate with Parent and Parent’s Representatives in connection with any access and examination contemplated by this Section 5.2. Nothing in this Section 5.2 will be construed to require the Company or any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. All requests for information made pursuant to this Section 5.2(a) shall be in writing and directed to the General Counsel of, or other Person designated by, the Company.
(b)   Each of Parent and the Company agrees and acknowledges that the Nondisclosure Agreement remains in effect and that, notwithstanding anything to the contrary contained in this Agreement, the Nondisclosure Agreement shall survive and remain in full force and effect in accordance with its terms.
5.3   No Solicitation.
(a)   No Solicitation.   Except as expressly permitted by this Section 5.3, from and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 7.1, the Company agrees that it and the Company Board (including any committee thereof) shall not, and the Company shall cause the Company’s Subsidiaries not to, and instruct its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly assist, encourage or facilitate any Inquiry; (ii) provide to any Third Party any non-public information relating to the Company or its Subsidiaries or afford to any Third Party access to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries, in any such case in connection with or with the intent to induce the making, submission or announcement of, or to knowingly assist, encourage or facilitate an Acquisition Proposal or any Inquiries or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; or (iii) participate or engage in discussions, communications or negotiations with any Third Party with respect to an Acquisition Proposal or Inquiry. The Company shall, and shall cause the Company’s Subsidiaries and its and their respective Representatives to, immediately after the execution of this Agreement, cease any and all existing solicitation, discussions or negotiations with any Persons (or provision of any nonpublic information to any Persons) with respect to any Inquiry. Promptly after the date of this Agreement (and in any event within twenty-four (24) hours following the date of this Agreement), the Company shall (A) request in writing that each Person that has theretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all non-public information theretofore furnished by the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of such confidentiality agreement and (B) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal by such Person and its Representatives. From and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 7.1, the Company and its Subsidiaries will be required to enforce, and

(except to the extent required by any “most favored nations” provision under any confidentiality agreement in effect as of the date of this Agreement) will not be permitted to waive, terminate or modify, any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof); provided that notwithstanding anything to the contrary in this Agreement, the Company will not be required to enforce, and may grant a waiver under, any confidentiality agreement solely to the extent necessary to allow for a private Acquisition Proposal to be made directly to the Company or the Company Board. It is agreed and understood that any breach of this Section 5.3(a) by any director or officer or other Representative of the Company or any Subsidiary thereof will be deemed to be a breach of this Agreement by the Company.
(b)   Acquisition Proposals.   Notwithstanding anything to the contrary set forth in this Agreement, at any time from and after the date of this Agreement until the Company’s receipt of the Requisite Company Stockholder Approval, (i) the Company and its Representatives may inform any Person or group (as defined under Section 13(d)(3) of the Exchange Act) of the existence of the provisions contained in this Section 5.3, and (ii) if (x) the Company receives a bona fide written Acquisition Proposal from any Third Party that did not result, directly or indirectly, from a breach of Section 5.3(a), and (y) the Company Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal and (2) the failure to take such actions would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, then the Company and its Subsidiaries and the Company Board (or a committee thereof) may, directly or indirectly, through one or more of their Representatives, in response to such Acquisition Proposal, (A) if such Third Party has not already entered into an Acceptable Confidentiality Agreement with the Company, enter into an Acceptable Confidentiality Agreement with such Third Party that has made or delivered such Acquisition Proposal and (B) participate or engage in communications, discussions or negotiations with, furnish any non-public information relating to the Company or its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries to such Third Party or its Representatives; provided that the Company shall provide to Parent and its Representatives any non-public information that is provided to any Third Party or its Representatives (if such information was not previously made available to Parent) prior to or substantially concurrently with the time it is provided to such Third Party.
(c)   No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.   Except as provided by Section 5.3(d), at no time after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 7.1 may the Company Board (or a committee thereof):
(i)   (A) withhold or withdraw, or amend, qualify or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation; (B) (x) fail to publicly recommend against acceptance by the holders of Shares of a tender or exchange offer that constitutes an Acquisition Proposal within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act, or (y) publicly recommend in favor of, or publicly state that it takes no position with respect to, or that it is unable to take a position with respect to, any such tender or exchange offer; (C) adopt, approve, endorse, recommend or otherwise declare advisable (or propose to adopt, approve, endorse, recommend or otherwise declare advisable) any Acquisition Proposal; (D) fail to include the Company Board Recommendation in the Proxy Statement; (E) fail to make or reaffirm the Company Board Recommendation within ten (10) Business Days of Parent’s written request (or, if earlier and Parent has made such request prior to the fourth (4th) Business Day prior to the Company Meeting, by the second (2nd) Business Day prior to the Company Meeting) following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the stockholders of the Company (provided that such a request may be made by Parent only once with respect to each Acquisition Proposal and each amended Acquisition Proposal); (F) submit to the stockholders of the Company any Acquisition Proposal; or (G) publicly propose or agree to any of the foregoing (any action described in clauses (A) through (G), a “Change of Recommendation”); or
(ii)   cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.3(b) (any of the foregoing, other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.3(b), an “Alternative Acquisition Agreement”), or publicly propose or agree to any of the foregoing.
(d)   Change of Recommendation; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Section 5.3 or elsewhere in this Agreement, at any time prior to obtaining the Requisite Company Stockholder Approval:
(i)   the Company Board may effect a Change of Recommendation in response to an Intervening Event, if the Company Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law and if and only if:
(1)   the Company has provided prior written notice to Parent at least four (4) Business Days (the “Event Notice Period”) in advance to the effect that the Company Board intends to effect a Change of Recommendation pursuant to this Section 5.3(d)(i), which notice will specify the basis for such Change of Recommendation, including a description of the Intervening Event in reasonable detail;
(2)   prior to effecting such Change of Recommendation, the Company and its Representatives, during such Event Notice Period, must have (A) negotiated with Parent, Merger Sub and their Representatives in good faith (to the extent that Parent and Merger Sub desire to so negotiate) to allow Parent and Merger Sub to offer such adjustments to the terms and conditions of this Agreement so that the failure to make such a Change of Recommendation in response to such Intervening Event would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and (B) taken into account any adjustments to the terms and conditions of this Agreement proposed by Parent and Merger Sub and other information provided by Parent and Merger Sub during the Event Notice Period, in each case, that are offered in writing by Parent and Merger Sub, no later than 11:59 p.m., Eastern time, on the last day of the Event Notice Period; provided that each time a material modification to the Intervening Event occurs, the Company shall notify Parent of such modification and comply with the requirements of this Section 5.3(d)(i) and the time period set forth in the preceding clause (1) shall recommence and be extended for three (3) Business Days from the day of such modification; and
(3)   following such Event Notice Period, including any subsequent Event Notice Period as provided in the final proviso of the foregoing Section 5.3(d)(i)(2), the Company Board (after consultation with its independent financial advisor and outside legal counsel and taking into account Parent’s and Merger Sub’s proposed revisions to the terms and conditions of this Agreement) shall have determined that the failure of the Company Board to make such a Change of Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law;
(ii)   if the Company has received a bona fide written Acquisition Proposal from any Third Party after the date of this Agreement that did not result, directly or indirectly, from a breach of Section 5.3(a) that the Company Board has concluded in good faith (after consultation with its independent financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (x) effect a Change of Recommendation with respect to such Superior Proposal or (y) authorize the Company to terminate this Agreement pursuant to Section 7.1(c) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal substantially concurrently with the termination of this Agreement; provided, however, that the Company Board shall not take any action described in the foregoing clause (x) or clause (y) unless:
(1)   the Company, its Subsidiaries and its and their respective Representatives have complied in all but de minimis respects with their obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

(2)   (i) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (the “Proposal Notice Period”) to the effect that the Company Board (A) has received a bona fide Acquisition Proposal that has not been withdrawn; (B) has concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (C) intends to effect a Change of Recommendation or to terminate this Agreement pursuant to Section 7.1(c), which notice will specify the identity of the Third Party (or “group” of Third Parties) making such Acquisition Proposal, and will include a summary of the material terms and conditions thereof and copies of all relevant documents relating to such Acquisition Proposal (provided that any financing commitments and fee letters related to such Superior Proposal may be redacted with respect to the fee amounts and specific “market flex” provisions in a customary manner); and (ii) prior to effecting such Change of Recommendation or such termination, the Company and its Representatives, during the Proposal Notice Period, must have (x) negotiated with Parent, Merger Sub and their Representatives in good faith (to the extent that Parent and Merger Sub desire to so negotiate) to allow Parent and Merger Sub to offer such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (y) taken into account any adjustments to the terms and conditions of this Agreement proposed by Parent and Merger Sub and other information provided by Parent and Merger Sub during the Proposal Notice Period, in each case, that are offered in writing by Parent and Merger Sub, no later than 11:59 p.m., Eastern time, on the last day of the Proposal Notice Period; provided that in the event of any material modifications to such Acquisition Proposal (which shall be deemed to include any change to the financial terms of such Acquisition Proposal), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(1) with respect to such new written notice (it being understood that the “Proposal Notice Period” in respect of such new written notice will be three (3) Business Days); and
(3)   following such Proposal Notice Period, including any subsequent Proposal Notice Period as provided in the final proviso of the foregoing Section 5.3(d)(ii)(1), the Company Board shall have concluded in good faith (after consultation with its independent financial advisor and outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement and any other information provided by Parent) that such Acquisition Proposal continues to constitute a Superior Proposal.
(iii)   It is acknowledged and agreed that none of (x) the determination in and of itself by the Company Board that an Acquisition Proposal constitutes, or would reasonably be expected to result in, a Superior Proposal or (y) the delivery in and of itself by the Company Board of any notice contemplated in this Section 5.3 will constitute a Change of Recommendation.
(e)   Notice.
(i)   The Company shall, as promptly as reasonably practicable (and, in any event, within twenty-four (24) hours), notify Parent in writing if the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective Representatives has received any (x) Acquisition Proposals or (y) material revision to the terms and conditions of any pending Acquisition Proposals disclosed pursuant to the foregoing clause (x), which notice must include (i) the identity of the Third Party making such Acquisition Proposal; (ii) a summary of the material terms and conditions of such Acquisition Proposal; and (iii) copies of any written materials provided to or by the Company or its Representatives relating thereto that set forth material terms or conditions thereof. Thereafter, the Company shall keep Parent reasonably informed, on a reasonably prompt basis and as otherwise requested by Parent, of the status (and supplementally provide the material terms) of any such Acquisition Proposal (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and the status of any such discussions or negotiations.
(ii)   The Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement subsequent to the date of this Agreement that prohibits compliance with this Section 5.3.

(iii)   Notwithstanding any Change of Recommendation, unless this Agreement shall have been terminated in accordance with Article VII, (x) this Agreement shall be submitted to the stockholders of the Company at the Company Meeting for the purpose of obtaining the Requisite Company Stockholder Approval, and nothing contained herein shall be deemed to relieve the Company of such obligation and (y) neither the Company Board nor any committee thereof shall submit to the stockholders of the Company any Acquisition Proposal, or, except as permitted herein, propose to do so.
(f)   Certain Disclosures.   Nothing in this Agreement will prohibit the Company or its Subsidiaries or the Company Board from (i) taking or disclosing to the stockholders of the Company any position contemplated by Rules 14d-9 or 14e-2(a) promulgated under the Exchange Act or (ii) otherwise making disclosures to comply with applicable Law (it being agreed that a “stop, look and listen” communication by the Company Board to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not be deemed to be a Change of Recommendation or give rise to a Parent termination right pursuant to Section 7.1(d)); provided that (A) any disclosure made as permitted under clause (ii) above that relates to an Acquisition Proposal (other than a “stop, look and listen” communication by the Company Board to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act) shall be deemed to be a Change of Recommendation unless the Company Board expressly publicly reaffirms the Company Board Recommendation in connection with such disclosure and (B) any Change of Recommendation must be made in accordance with Section 5.3(d).
5.4   Company Meeting; Proxy Statement.
(a)   Unless this Agreement is terminated in accordance with Article VII:
(i)   the Company shall, in accordance with applicable Law, the rules of the NYSE and the Company’s organizational documents, establish a record date for, duly call, give notice of, convene and hold a meeting of holders of Shares (the “Company Meeting”) as promptly as reasonably practicable, and in any event no more than thirty (30) days after (or such later date as mutually agreed in writing by the parties), the mailing of the Proxy Statement, for the purpose of voting on the adoption of this Agreement. In relation to the Company Meeting and the conduct of business thereat, the Company shall comply with its certificate of incorporation and bylaws and applicable Law;
(ii)   as promptly as practicable after the date of this Agreement, and in any event no later than twenty (20) Business Days after the date of this Agreement, the Company shall prepare and file with the SEC a proxy statement relating to the solicitation of proxies from the holders of Shares for the approval and adoption of this Agreement (the “Proxy Statement”), and the Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing;
(iii)   the Company will cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable, and in no event more than two (2) Business Days, after the earlier of (x) the tenth day after the Proxy Statement is initially filed with the SEC if the SEC has not informed the Company that it will review the Proxy Statement and (y) confirmation by the SEC that the SEC has no further comments on the Proxy Statement;
(iv)   the record date for the Company Meeting shall be selected after reasonable consultation with Parent; and
(v)   the Company shall include in the Proxy Statement (and any supplement or amendment thereto) the Company Board Recommendation (subject to Section 5.3(d)) and the written opinions contemplated by Section 3.24.
(b)   Parent and Merger Sub shall reasonably cooperate in the preparation of the Proxy Statement and shall promptly provide to the Company all information regarding Parent or Merger Sub or any of their respective affiliates that is reasonably required in connection with the preparation and filing of the

Proxy Statement and any amendment or supplement thereto. The Company shall use its reasonable best efforts to ensure that the Proxy Statement complies as to form in all material respects with the requirements of the Exchange Act and other applicable Law. Each of the Company, Parent and Merger Sub shall correct any information provided by it for use in the Proxy Statement as promptly as reasonably practicable if and to the extent such information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Unless a Change of Recommendation has been made in accordance with Section 5.3, the Company shall use its reasonable best efforts to obtain the Requisite Company Stockholder Approval. The Company agrees that, unless this Agreement shall have been terminated in accordance with Article VII, except as expressly provided herein (including in Section 5.3), its obligations pursuant to this Section 5.4 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by the making of any Change of Recommendation.
(c)   The Company shall promptly notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide Parent with copies of all correspondence between the Company and the SEC with respect to the Proxy Statement (including a summary of any oral conversations). The Company, Parent and Merger Sub shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to all comments of the SEC received on the Proxy Statement. Prior to the submission of the Proxy Statement (and any supplement or amendment thereto) and all responses to the SEC, the Company shall reasonably cooperate and provide Parent and its legal counsel with a reasonable opportunity to review and comment on the Proxy Statement (other than in connection with a Change of Recommendation) and any responses to the SEC and shall consider in good faith any comments reasonably proposed by Parent (it being understood that Parent shall provide any such comments reasonably promptly). The Company shall use its reasonable best efforts to have the comments of the SEC (if any) on the Proxy Statement (and any supplement or amendment thereto) addressed to the satisfaction of the SEC.
(d)   If any event occurs with respect to the Company or its Subsidiaries, or any change occurs with respect to other information supplied by the Company for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall reasonably cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the holders of Shares.
(e)   If any event occurs with respect to Parent or Merger Sub, or any change occurs with respect to other information supplied by Parent or Merger Sub for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall reasonably cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the holders of Shares.
(f)   The Company (i) shall postpone or adjourn the Company Meeting at Parent’s request in one or more successive adjournments to a date as determined by the Company that is no later than thirty (30) days after the date on which the Company Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law) (x) if a quorum has not been established at the time of the Company Meeting or (y) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Requisite Company Stockholder Approval and (ii) may postpone or adjourn the Company Meeting in one or more successive adjournments to a date that is no later than thirty (30) days after the date on which the Company Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law) (v) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed), (w) if the Company reasonably believes that there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting, (x) after consultation with Parent, to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Meeting, or (y) to allow reasonable additional time to solicit additional proxies if necessary in order to obtain the Requisite Company Stockholder Approval. In addition, the Company shall postpone or adjourn the Company Meeting if and to the extent such postponement or adjournment of the Company Meeting is required by applicable Law.
5.5   Regulatory Filings; Consents.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable under this Agreement and applicable Law to cause the conditions set forth in Article VI to be satisfied and to consummate and make effective the Merger and the other Transactions as promptly as reasonably practicable. In furtherance and not in limitation of the foregoing, each of Parent and the Company shall, within ten (10) Business Days after the date of this Agreement, (i) make or cause to be made an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions to the extent required under the HSR Act and (ii) file or cause to be filed appropriate filings or draft filings, notices or applications under the Laws set forth on Section 5.5(a) of the Company Disclosure Schedule with respect to this Agreement and the Transactions (the “Other Required Filings”). The Company, Parent and Merger Sub shall each use its reasonable best efforts to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to the foregoing (including with respect to information requests received from the relevant Governmental Entity following submission of the relevant filings, submissions or notices), and use their respective reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods and obtain all consents in connection with the foregoing as soon as reasonably practicable. Notwithstanding the foregoing, any party may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other parties under this Section 5.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient party, and the recipient party shall cause such outside counsel not to disclose such materials or information to any employees, officers, directors or other Representatives of the recipient party, unless express written permission is obtained in advance from the source of the materials. With regard to any sharing of information contemplated under Section 5.5, (A) information may be withheld as necessary to address reasonable attorney-client privilege, contractual obligations or similar concerns, (B) materials may be redacted to remove references concerning the valuation for the Transactions and (C) no party or any of its affiliates shall be obligated to provide to any other party or its affiliates any portion of its or its affiliate’s notification filing under the HSR Act not customarily furnished to other parties in connection with filings under the HSR Act.
(b)   Except as prohibited by applicable Law or Order, Parent, Merger Sub and the Company shall (i) cooperate reasonably with each other in connection with any filing or submission with a Governmental Entity in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Entity relating to the Transactions, (ii) promptly inform the other parties of (and, if in writing, supply to the other parties’ legal counsel) any substantive communication received by such party from, or given by such party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice, or any other similar Governmental Entity (including Governmental Entities in respect of the Other Required Filings), in each case regarding any of the Transactions, (iii) consult with each other prior to taking any material position with respect to the filings under the HSR Act or filings under the Other Required Filings, (iv) permit the other parties’ legal counsel to review and discuss in advance to the extent practicable, and consider in good faith the views of the other parties in connection with, any analyses, presentations, memoranda, briefs, arguments, opinions and proposals to be submitted to any Governmental Entity with respect to filings under the HSR Act or the Other Required Filings, (v) coordinate with the other parties’ legal counsel in preparing and exchanging such information and promptly provide the other parties’ legal counsel with copies of all filings, presentations or material submissions (and a summary of any oral presentations) made by such party with any Governmental Entity relating to this Agreement or the Transactions under the HSR Act and the Other Required Filings, and (vi) to the extent permitted by the Governmental Entity, subject to the other party’s compliance with this Section 5.5(b), give the other parties the opportunity to participate in material meetings, presentations, consultations, and discussions related to obtaining clearances required in connection with the Transactions. Subject to applicable Law, the parties will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party relating to proceedings under the HSR Act or any Other Required Filing. Notwithstanding the foregoing, Parent shall control and direct (with prior notice to and consultation of the Company, and taking the Company’s views into account in good faith) all communications and strategy relating to any process, investigation, inquiry, challenge or Proceeding related to, under or in connection with the HSR Act or any other Antitrust Law and any Other Required Filing; provided that Parent, Merger Sub and their respective affiliates will not “pull-and-refile” pursuant to 16 C.F.R. 803.12, or otherwise withdraw any filing under the HSR Act or any other applicable Law, as the case may be, and refile it, unless the Company has consented in writing in advance to such withdrawal and refiling (such consent not to be unreasonably withheld, conditioned or delayed), and, no party or any of its affiliates shall extend any waiting period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the Transactions, except with the prior written consent of the other parties (such consent by the Company not to be unreasonably withhold, conditioned or delayed).
(c)   Unless prohibited by applicable Law or Order or by the applicable Governmental Entity, each of the Company, on one hand, and Parent and Merger Sub, on the other hand, shall (i) to the extent reasonably practicable and permissible by the relevant Governmental Entity, give the other party the opportunity to participate in or attend any material meeting and engage in any substantive conversation with any Governmental Entity in respect of the Transactions, (ii) to the extent reasonably practicable, give the other reasonable prior notice of any such substantive meeting or substantive conversation and (iii) in the event one such party is prohibited by applicable Law or Order or by the applicable Governmental Entity from participating or attending any such substantive meeting or engaging in any such substantive conversation, or it has not been reasonably practicable to include the non-participating party, keep such non-participating party reasonably apprised with respect thereto.
(d)   In furtherance of the actions and obligations described in Section 5.5(b), Section 5.5(c) or Section 5.5(e), each of the Company, on the one hand, and Parent, on the other hand, shall use its reasonable best efforts to resolve as promptly as reasonably practical (and in any event, prior to the Outside Date as it may be extended hereunder) such objections, if any, as may be asserted by any Governmental Entity with respect to the Transactions under the HSR Act and any other Antitrust Law. Each of the Company, on one hand, and Parent, on the other hand, shall use its reasonable best efforts to take such actions as may be required to cause the expiration or termination of the waiting, notice or review periods under the HSR Act and any other Antitrust Law, in each case, with respect to the Transactions as promptly as reasonably practicable after the execution of this Agreement (and in any event prior to the Outside Date as it may be extended hereunder).
(e)   In furtherance of the actions and obligations described in Section 5.5(b), Section 5.5(c) or Section 5.5(d), each of the Company, on one hand, and Parent, on the other hand, further agrees that it shall, and shall cause its Subsidiaries to, use reasonable best efforts to take any and all actions necessary to (i) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the Transactions under any Antitrust Law and (ii) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the parties to close the contemplated transactions as promptly as reasonably practicable (but in no event later than the Outside Date as it may be extended hereunder), including, as necessary with regard to clauses (i) and (ii), (A) proposing, negotiating, or offering to commit and effect, by order, hold separate order, trust or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of the Company or its Subsidiaries, or otherwise offering to take or offering to commit to take any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of the Company or its Subsidiaries, and if the offer is accepted, taking or committing to take such action, (B) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of the Company and its Subsidiaries (any action described in clause (A) or clause (B), a “Remedy Action”) and (C) defending through litigation or contest any action or proceeding, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions; provided that notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require or be construed to require that Parent or any of its affiliates propose, negotiate, offer, commit to, effect, become subject to, undertake, discuss, consent to or agree to (X) any relief or remedy that is not a Remedy Action, (Y) any Remedy Action or any combination of Remedy Actions that would or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries (taken as a whole) or (Z) any Remedy Action where the consummation or effectiveness of such Remedy Action is not conditioned upon the Closing. Any Remedy Action or any combination of Remedy Actions that individually or in the aggregate involves or impacts any of the Company’s and/or any of its Subsidiaries’ assets, businesses, product lines, properties and/or services with an aggregate fair market value of $300 million or more shall constitute a material adverse effect on the Company and its Subsidiaries (taken as a whole) for purposes of this Section 5.5.
(f)   Notwithstanding anything to the contrary in this Agreement, (i) nothing in this Agreement shall permit, or be deemed to permit, the Company or any of its Subsidiaries, without the prior written consent of Parent, to propose or offer to a Governmental Entity, commit to, effect, become subject to, undertake, discuss or negotiate with a Governmental Entity, consent to or agree to any Remedy Action or any other relief or remedy, (ii) at the request of Parent, the Company shall, and shall cause its Subsidiaries to, enter into one or more agreements prior to the Closing with respect to any Remedy Action (provided such agreements are conditioned upon the Closing), (iii) nothing in this Agreement shall require the Company to take or to cause its Subsidiaries to take any Remedy Action unless the effectiveness of such Remedy Action is conditioned upon the Closing and (iv) none of Parent, Merger Sub or their respective Subsidiaries shall take any Remedy Action with respect to the assets or businesses of the Company or its Subsidiaries without the prior written consent of the Company unless the effectiveness of such Remedy Action is conditioned upon the Closing. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, neither the Parent nor any of its Affiliates shall have any obligation at any time to propose, negotiate, offer, commit to, effect, become subject to, undertake, discuss, consent to or agree to (i) any sale, divestiture, lease, license, transfer, disposition, encumbrance, restriction, waiver, modification, impairment, limitation of freedom of action, limitation on ownership, limitation on control, obligation with respect to ongoing operations of, or hold separate of any assets, licenses, properties, operations, rights, product lines, businesses, services, interests, shares, or Equity Interests of or owned by Parent or any of Parent’s Affiliates (excluding the Company and the Company’s Subsidiaries as to any Remedy Action to the extent required under Section 5.5); or (ii) terminate, relinquish, modify or waive any existing relationships, ventures, contractual rights or obligations of Parent or any of Parent’s Affiliates (excluding the Company and the Company’s Subsidiaries as to any Remedy Action to the extent required under Section 5.5).
(g)   Parent shall not, and shall cause its Subsidiaries not to, acquire or agree to acquire any assets or securities or lease any assets if such action would reasonably be expected to make it materially more likely that the expiration of any waiting period or any approval from any Governmental Entity necessary to consummate the Transactions does not occur, is not obtained or is materially delayed.
5.6   Employee Benefit Matters.
(a)   During the period commencing at the Closing Date and ending on the first anniversary of the Closing Date (the “Continuation Period”), Parent shall cause to be provided to each employee of the Company and its Subsidiaries as of immediately prior to the Effective Time (each a “Continuing Employee”) for so long as such Continuing Employee remains employed by Parent or its Subsidiaries (including the Surviving Corporation) during the Continuation Period, (i) (x) a base salary (or wage rate) and (y) target cash incentive opportunity that, in each case, is no less favorable than those provided to similarly-situated employees of Parent and (ii) employee benefits that are no less favorable than those provided to newly hired similarly-situated employees of Parent. For the greater of (x) the duration of any change in control protection period in any severance plan, program or individual agreement and (y) the duration of the Continuation Period, Parent or one of its affiliates shall maintain for the benefit of each Continuing Employee a severance or termination arrangement no less favorable than the severance or termination arrangement provided to such Continuing Employee immediately prior to the Effective Time.

(b)   With respect to each of the Company’s short-term cash incentive plans (each, an “Annual Short-Term Incentive Plan”):
(i)   If not already paid as of the Effective Time, and with respect to the performance period beginning October 1, 2025 and ending September 30, 2026, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to each Continuing Employee, at substantially the same time or times that they would have otherwise been paid but for the Transactions, including, if applicable, the profit sharing component thereof, for such fiscal year (the “2026 Annual Bonus”) that is equal to the 2026 Annual Bonus that such Continuing Employee is entitled to receive under the applicable Annual Short-Term Incentive Plan based on actual level of achievement of the applicable performance criteria for such fiscal year measured as of September 30, 2026, or if earlier, as of the Effective Time (as determined after giving appropriate effect to the Transactions); provided that nothing in this Section 5.6(b)(i) shall reduce or limit any severance payment or benefit to which a Continuing Employee is entitled under any other Contract or Company Benefit Plan and in no event shall this provision result in a duplicate payment of the 2026 Annual Bonus to any Continuing Employee. Payment of the 2026 Annual Bonus to a Continuing Employee shall be conditioned upon (x) such Continuing Employee’s continued employment with Parent, the Surviving Corporation or any of their respective Subsidiaries from the Effective Time through the date such bonus is paid or (y) termination of such Continuing Employee’s employment by Parent, the Surviving Corporation or any of their respective Subsidiaries “without cause” before the payment date.
(ii)   Subject to the provisions of Section 5.1 of the Company Disclosure Schedule, if the Effective Time occurs on or after October 1, 2026, with respect to the performance period beginning October 1, 2026, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to each Continuing Employee who remains employed with Parent, the Surviving Corporation or their respective Subsidiaries through the date the 2027 Annual Bonus is paid, at substantially the same time or times that they would have otherwise been paid but for the Transactions, a cash bonus, including, if applicable, the profit sharing component thereof, for such fiscal year (the “2027 Annual Bonus”) equal to the amount earned, if any, based on the level of achievement of the relevant performance goal(s) under the applicable Annual Short-Term Incentive Plan for such fiscal year; provided, that nothing in this Section 5.6(b)(ii) shall reduce or limit any severance payment or benefit to which a Continuing Employee is entitled under any other Contract or Company Benefit Plan.
(c)   With respect to benefit plans maintained by Parent or any of the Parent Subsidiaries, including the Surviving Corporation (including any vacation, paid time-off and severance plans, but excluding any plan providing for qualified or non-qualified defined benefit pension benefits, nonqualified deferred compensation, equity or equity-based compensation, or post-termination or retiree health or welfare benefits), for all purposes, including determining eligibility to participate, level of benefits, vesting and benefit accruals, each Continuing Employee’s service with the Company or any of its Subsidiaries, as reflected in the Company’s records, shall be treated as service with Parent or any of the Parent Subsidiaries, including the Surviving Corporation; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits.
(d)   Parent shall, or shall cause the Parent Subsidiaries (including the Surviving Corporation) to use commercially reasonable efforts to, (i) waive, or cause to be waived, any pre-existing condition limitations, exclusions, evidence of insurability, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent or any of the Parent Subsidiaries in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Benefit Plan immediately prior to the Effective Time and (ii) recognize, or cause to be recognized, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which such Continuing Employee (and dependents) will be eligible to participate from and after the Effective Time, provided, that none of the foregoing shall result in the duplication of benefits.
(e)   The Company and its Subsidiaries shall take all actions necessary or appropriate to terminate, effective as of no later than the day immediately preceding the Closing Date, any Company Benefit Plan that contains a cash or deferred arrangement intended to qualify under Section 401(a) of the Code, including, terminating participation in any pooled employer plan (the “401(k) Plan”). The Company shall deliver to Parent, before the Closing Date, written evidence (the form and substance of which shall be subject to review and comment by Parent) that (i) the Company Board or the applicable committee thereof has validly adopted resolutions to terminate or, with respect to any pooled employer plan, terminate participation in the 401(k) Plan and (ii) the Company and its Subsidiaries have made all necessary payments to fund the contributions (A) necessary or required to maintain the tax qualified status of the 401(k) Plan and (B) for employer matching contributions (if any) for the period before termination, (iii) the Company and its Subsidiaries have ceased contributions to the 401(k) Plan, (iv) the Company and its Subsidiaries have fully vested all retained employees who are participants under the 401(k) Plan, and (v) the Company and its Subsidiaries have taken any other actions necessary to terminate participation in any pooled employer plan.
(f)   Without limiting the generality of Section 9.9, the provisions of this Section 5.6 are solely for the benefit of the parties to this Agreement, and no Continuing Employee or other current or former employee or other Service Provider of the Company (including any beneficiary or dependent thereof) shall be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 5.6 shall create such rights in any such individuals. Nothing contained in this Agreement shall: (i) guarantee employment for any period of time or preclude the ability of Parent, the Surviving Corporation or their respective affiliates to terminate the employment of any Continuing Employee at any time and for any reason; (ii) require Parent, the Surviving Corporation or any of their respective affiliates to continue any Company Benefit Plan or other employee benefit plans, programs or Contracts or prevent the amendment, modification or termination thereof following the Closing; or (iii) amend any Company Benefit Plans or other employee benefit plans, programs or Contracts.
(g)   Upon Parent’s reasonable request from time to time, the Company shall use commercially reasonable efforts to provide Parent, within a reasonable period of time following receipt of such request (but in no event more than ten (10) Business Days following receipt of such request), with the most recent calculations available to the Company relating to Sections 280G and 4999 of the Code relating to the Transactions.
5.7   Indemnification.
(a)   From and after the Effective Time and to the fullest extent permitted under applicable Law, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company and its Subsidiaries (each, an “Indemnitee” and, collectively, the “Indemnitees”) (in each case, whether acting in such capacity or any other capacity on behalf of the Company or one or more of its Subsidiaries, including as a fiduciary of a Company Benefit Plan) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any actual or alleged Proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including in connection with (A) the fact that any Indemnitee is or was a director, officer, employee or agent of the Company or any of its Subsidiaries or a fiduciary of a Company Benefit Plan, (B) this Agreement or the Transactions (including any acts or omissions occurring or alleged to occur prior to the Effective Time, and whether asserted or claimed prior to, at or after the Effective Time) and (C) actions to enforce this provision or any other indemnification or advancement right of any Indemnitee, in each case, regardless of whether such indemnification is authorized under the Company Charter, the Company By-Laws or the certificate of incorporation and bylaws, or equivalent organizational documents, of any Subsidiary. In addition, from and after the Effective Time and to the fullest extent permitted under applicable Law, Parent shall, and shall cause the Surviving Corporation to, advance expenses (including reasonable legal fees and expenses) incurred by an Indemnitee in connection with such a Proceeding or investigation, including any expenses incurred in enforcing such Person’s rights under this Section 5.7, in each case regardless of whether such advancement is authorized under the Company Charter, the Company By-Laws or the certificate of incorporation and bylaws, or equivalent organizational documents, of any Subsidiary; provided that any Indemnitee to whom fees and expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnitee is not entitled to indemnification under applicable Law.
(b)   Parent agrees that all rights to exculpation, indemnification and advancement of expenses arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions) existing as of the Effective Time in favor of any Indemnitee as provided in the Company Charter, the Company By-Laws, the certificate of incorporation and bylaws, or equivalent organizational documents, of any Subsidiary or in any Contract of the Company or its Subsidiaries with any of their respective directors or officers that provide for the indemnification or advancement of expenses to such Persons in effect as of the date of this Agreement and set forth in Section 5.7(b) of the Company Disclosure Schedule shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of no less than six (6) years from the Effective Time, Parent shall cause the Surviving Corporation to, and the Surviving Corporation shall, maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Surviving Corporation’s certificate of incorporation and any other applicable party’s certificate of incorporation and bylaws or similar organization documents in effect as of the date of this Agreement or in any Contract of the Company or its Subsidiaries with any of their respective directors or officers that provide for the indemnification or advancement of expenses to such Persons in effect as of the date of this Agreement and set forth in Section 5.7(b) of the Company Disclosure Schedule, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of the Company or its Subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the final disposition of such Proceeding.
(c)   For six (6) years from and after the Effective Time, Parent and the Surviving Corporation shall be jointly and severally responsible for maintaining for the benefit of the directors and officers of the Company, as of the date of this Agreement and as of the Closing Date, a directors and officers insurance policy that provides coverage for events occurring at or prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the existing directors and officers insurance policy of the Company, or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Parent and the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement, it being understood that if the total premiums payable for such insurance coverage exceeds such amount, Parent shall obtain a policy with the greatest coverage available for a cost equal to such amount. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” policies have been obtained by the Company prior to the Effective Time, which policies provide such directors and officers with such coverage for an aggregate period of six (6) years from and after the Effective Time with respect to claims arising from facts or events that occurred on or before the Effective Time, including in respect of this Agreement or the Transactions. The Company shall be permitted, at its sole discretion, to obtain such prepaid “tail” policies (subject to the aforementioned premium cap) that provide such coverage prior to the Effective Time.
(d)   In the event that either Parent or the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, Parent shall, and shall cause the Surviving Corporation to, cause proper provision to be made so that such successor or assign shall expressly assume the obligations set forth in this Section 5.7.
(e)   The provisions of this Section 5.7 are (i) intended to be, from and after the Effective Time, for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any such individual may have under the Company Charter, the Company By-Laws or similar organization documents in effect as of the date of this Agreement or in any Contract of the Company or its Subsidiaries in effect as of the date of this Agreement. From and after the Effective Time, the obligations of Parent and the Surviving Corporation under this Section 5.7 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.7 applies unless the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.7 applies shall be, from and after the Effective Time, third party beneficiaries of this Section 5.7).
(f)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or employees, it being understood and agreed that the indemnification and advancement of expenses provided for in this Section 5.7 are not prior to or in substitution for any such claims under such policies.
5.8   Parent Agreements Concerning Merger Sub.   During the period from the date of this Agreement and the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, Merger Sub shall not engage in any activity of any nature except for activities contemplated by, related to or in furtherance of the Transactions (including enforcement of its rights under this Agreement, the Commitment Letters or the Definitive Agreements) or as provided in or contemplated by this Agreement. Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Merger Sub hereunder.
5.9   Takeover Statutes; Rights Agreement.   From the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Article VII, the Company shall (a) take all action necessary so that no restriction on business combinations in any Takeover Statute is or becomes applicable to this Agreement or any of the Transactions (including, for the avoidance of doubt, the Merger), and (b) if any provision of the Rights Agreement or any restriction on business combinations in such Takeover Statute is or becomes applicable to this Agreement or any of the Transactions (including, for the avoidance of doubt, the Merger), take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such provision or Takeover Statute on this Agreement and the Transactions (including, for the avoidance of doubt, the Merger). No Change of Recommendation shall change, or be deemed to change, or permit the Company or the Company Board to change, in any manner or respect the approval of the Company Board for purposes of causing any Takeover Statute to be inapplicable to this Agreement or any of the Transactions (including, for the avoidance of doubt, the Merger). Neither the Company nor the Company Board shall take any action to exempt any Person other than Parent or Merger Sub from the restrictions on “business combinations” contained in any applicable Takeover Statute or in the Company’s organizational documents, or the effect of any provision of the Rights Agreement, or otherwise cause such restrictions or provisions not to apply; provided, however, that notwithstanding anything to the contrary in this Agreement, the Company and the Company Board may take any one or more of such actions substantially concurrently with the termination of this Agreement pursuant to Section 7.1(c).
5.10   Section 16 Matters.   Prior to the Effective Time, the Company and Parent shall take all such steps as may be reasonably necessary to cause any dispositions of Shares (including derivative securities with respect to Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
5.11   Stockholder Litigation.   The Company shall control the defense or settlement of any stockholder litigation against the Company and/or its directors and officers relating to this Agreement, the Voting Agreement or the Transactions, including the Merger (collectively, “Stockholder Litigation”); provided that the Company shall (a) give Parent reasonable opportunity to participate in, at Parent’s expense, the defense or settlement of any such Stockholder Litigation, (b) consult in good faith with Parent with respect to the defense, settlement and prosecution of any Stockholder Litigation, and (c) direct its counsel to consider in good faith Parent’s comments or suggestions relating to proposed strategy and other significant decisions with respect to such Stockholder Litigation. The Company shall promptly notify Parent of any Stockholder Litigation that is brought or, to the Knowledge of the Company, threatened, and shall keep Parent reasonably and promptly informed on a current basis with respect to the status thereof. Without limiting the generality of the foregoing, the Company shall not settle any Stockholder Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed).
5.12   Stock Exchange Delisting.   The Surviving Corporation shall cause the Company’s securities to be de-listed from the NYSE and de-registered under the Exchange Act as promptly as practicable following the Effective Time, and prior to the Effective Time the Company shall reasonably cooperate with Parent with respect thereto.
5.13   Publicity.   Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall use their reasonable best efforts to provide the other party with reasonable advance notice of any press release or other public statements or public filings with respect to the Merger, the other Transactions or this Agreement or the Voting Agreement, and shall provide the other party with a reasonable opportunity to review and comment on such press release or other public statements or public filings and consider in good faith any comments with respect thereto. The parties agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties. Notwithstanding the foregoing, without prior consent of the other parties, each party may (a) disseminate information substantially similar to information included in a press release or other document previously approved for public distribution by the other parties (including the Proxy Statement), (b) make a public statement in respect of any Acquisition Proposal or a Company Board Recommendation Change and (c) issue any press release or make any other public statements or public filings as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.
5.14   Company Indebtedness.   The Company shall use, or shall cause its applicable Subsidiaries to use, reasonable best efforts to deliver to Parent at least two (2) Business Days prior to the Closing Date an appropriate and customary payoff letter with respect to the Company Credit Facility (the “Payoff Letter”) specifying the aggregate payoff amount of the Company’s obligations (including principal, interest, fees, expenses, premium (if any) and other amounts payable in respect of such indebtedness) that will be outstanding under such indebtedness as of the Closing and providing for a release of all guarantees thereunder upon the receipt of the respective payoff amounts specified in the Payoff Letter (it being understood and agreed that Parent and Merger Sub shall be responsible for paying all amounts under the Payoff Letter).
5.15   Financing and Financing Cooperation.
(a)   Parent shall use its reasonable best efforts to take and shall cause each of its Subsidiaries to use their respective reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing in an amount sufficient, together with Parent’s other available sources of funds, to fund the Financing Amount on the date on which the Merger is required to be consummated pursuant to the terms hereof, including by using reasonable best efforts to (i) maintain in effect the Commitment Letters, (ii) negotiate and enter into definitive agreements with respect to the Financing required to pay the Financing Amount (the “Definitive Agreements”) consistent with the terms and conditions contained in the Commitment Letters (including, as necessary, the “flex” provisions contained in any related fee letter) and without any Prohibited Modification, (iii) satisfy on a timely basis all conditions required to be satisfied by it in the Commitment Letters and the Definitive Agreements and complying with its obligations thereunder and (iv) enforce its rights under the Commitment Letters and the Definitive Agreements in a timely and diligent manner. Without limiting the generality of the foregoing, in the event that all conditions contained in the Commitment Letters or the Definitive Agreements (other than the consummation of the Merger, those conditions that by their nature are to be satisfied at the Closing and those conditions the failure of which to be satisfied is attributable to a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements contained in this Agreement) have been satisfied, Parent and Merger Sub shall use reasonable best efforts to cause the Financing Entities to comply with their respective obligations thereunder. Neither Parent, Merger Sub nor any of their Subsidiaries shall, without the prior written consent of the Company: (i) permit, consent to or agree to any amendment, replacement, supplement, or modification to, or any waiver of, any provision or remedy under, any Commitment Letter or any Definitive Agreement if such amendment, replacement, supplement, modification, waiver or remedy would reasonably be expected to (A) add new (or adversely modify any existing) conditions to the consummation of all or any portion of the Financing that (1) materially delay, impede or prevent the consummation of the Merger or the other Transactions or (2) materially delay, prevent or otherwise make less likely to occur the funding of the Financing (or satisfaction of the conditions to obtaining the Financing), (B) reduce the aggregate principal amount of the Financing below the amount that, together with Parent’s other available sources of funds, is necessary to satisfy the Financing Amount, or (C) adversely affect the ability of Parent or Merger Sub to enforce its rights against other parties to any Commitment Letter or any Definitive Agreement as so amended, replaced, supplemented or otherwise modified relative to the ability of Parent to enforce its rights against the other parties to the corresponding Commitment Letter as in effect on the date of this Agreement (the effects described in clauses (A) through (C), collectively, the “Prohibited Modifications”); provided that the Commitment Letters may be amended to add additional lenders, lead arrangers, bookrunners, syndication agents or other entities who had not executed the Commitment Letters as of the date of this Agreement so long as any such addition (x) would not effect a Prohibited Modification or (y) individually and in the aggregate with all such additions, would not reasonably be expected to materially delay, impede or prevent the consummation of the Merger or the other Transactions, or (ii) terminate or cause the termination of any Commitment Letter or any Definitive Agreement. Parent shall promptly deliver to the Company copies of any amendment, replacement, supplement, termination, modification or waiver to the Commitment Letters and/or Definitive Agreements.
(b)   In the event that any portion of the Financing required to pay the Financing Amount becomes unavailable, regardless of the reason therefor, Parent shall (i) promptly notify the Company in writing of such unavailability and the reason therefor and (ii) subject to the last sentence of this Section 5.15(b), use reasonable best efforts, and cause each of its Subsidiaries to use their respective reasonable best efforts, to arrange and obtain, as promptly as practicable following the occurrence of such event, alternative financing for any such unavailable portion from the same or alternative sources (the “Replacement Financing”) in an amount sufficient, when taken together with any available portion of the Financing and Parent’s other available sources of funds, to pay the Financing Amount, and which does not include any Prohibited Modifications. Parent shall provide the Company with prompt written notice (i) of any breach, default, cancellation, termination or repudiation by any party to the Commitment Letters or any Definitive Agreement of which Parent becomes aware and (ii) upon receipt of any written notice or other written communication from any Financing Entity with respect to any actual or threatened breach, default, cancellation, termination or repudiation by any party to the Commitment Letters or any Definitive Agreement of any provision thereof. Upon reasonable request therefor, Parent shall keep the Company informed on a reasonably current basis of the status of its efforts to consummate the Financing, including any Replacement Financing. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 5.15 shall require, and in no event shall the reasonable best efforts of Parent be deemed or construed to require, Parent to pay any fees or any interest rates applicable to the Financing in excess of those contemplated by the Commitment Letters (after giving effect to the “market flex” provisions), or agree to terms materially less favorable to Parent or the Company than the terms contained in or contemplated by the Commitment Letters as of the date of this Agreement (in either case, whether to secure waiver of any conditions contained therein or otherwise).
(c)   Notwithstanding anything else in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by Parent, Merger Sub or any of their respective affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.
(d)   To the extent Parent obtains Replacement Financing or amends, replaces, supplements, modifies or waives any of the Commitment Letters or the Definitive Agreements, in each case pursuant to and in accordance with this Section 5.15, references to the “Financing,” “Financing Entities,” “Financing Parties,” “Commitment Letters” and “Definitive Agreements” (and other like terms in this Agreement) shall be deemed to refer to such Replacement Financing, the financing sources and/or their related parties in respect thereof, the commitments thereunder and the agreements with respect thereto, or the Financing, as applicable, as so amended, replaced, supplemented modified or waived.

(e)   Prior to the Closing, the Company shall use its reasonable best efforts, and shall use its reasonable best efforts to cause its Subsidiaries to use their respective reasonable best efforts, and shall use its reasonable efforts to cause their respective Representatives to use their reasonable best efforts, to provide customary cooperation in connection with the arrangement and implementation of the Financing (provided that such cooperation shall not unreasonably interfere with the ongoing business operations of the Company and its Subsidiaries), to the extent reasonably requested by Parent in writing, including using reasonable best efforts to:
(i)   furnish to Parent historical financial information regarding the Company and its Subsidiaries required pursuant to Sections 3(iii) and 3(iv) of Annex C of the Commitment Letter in respect of the bridge facility;
(ii)   (A) execute customary authorization letters (containing customary 10b-5 representations, which representations shall be limited to the knowledge of the Company and to information provided by or on behalf of the Company) with respect to the Offering Documents relating to the “bank” financing that authorize the distribution of information to prospective lenders, (B) identify any portion of such information that constitutes material, non-public information regarding the Company or its Subsidiaries or their respective securities, and (C) cause members of senior management of the Company to participate in a reasonable number of customary meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, at reasonable and mutually agreed times and with reasonable advance notice, and in each case which shall be telephonic or held by videoconference unless otherwise agreed to by the Company (provided that no more than one (1) additional meeting, presentation, road show, due diligence session, drafting session and session with rating agencies shall be required in connection with the Replacement Financing);
(iii)   (A) cooperate with the marketing efforts for any of the Financing and (B) assist Parent and the Financing Entities with obtaining ratings as contemplated by the Financing;
(iv)   assist Parent and the Financing Entities in their preparation of the Offering Documents and review and comment on Parent’s draft of a business description and a “Management’s Discussion and Analysis” of the financial statements to be included in such Offering Documents;
(v)   in the event the Financing includes an offering of debt securities, request and facilitate its independent auditors to (A) provide, consistent with customary practice, customary accountant’s comfort letters (including “negative assurance” comfort and change period comfort), together with drafts of such comfort letters that such independent auditors are prepared to deliver upon the “pricing” of any high-yield bonds being issued in connection with the Financing, and consents from the Company’s independent auditors with respect to financial information regarding the Company and its Subsidiaries (it being agreed that the fees and expenses of the Company’s independent auditors incurred in connection with such comfort letters, consents, and other deliverables shall be borne by Parent as provided in Section 5.15(g)), (B) provide reasonable assistance to Parent in connection with Parent’s preparation of pro forma financial statements and pro forma financial information (it being agreed that the Company will not be required to provide any information or assistance relating to (x) the proposed aggregate amount of debt financing, together with assumed interest rates, dividends (if any) and fees and expenses relating to the incurrence of such debt financing, (y) any post-Closing or pro forma cost savings, synergies, capitalization or ownership desired to be incorporated into any information used in connection with the Financing or (z) any financial information related to Parent or any of its Subsidiaries) and (C) attend a reasonable and customary number of accounting due diligence sessions and drafting sessions, which sessions shall be telephonic or held by videoconference and held at reasonable and mutually agreed times; provided that the Company shall not be deemed to be in breach of this Section 5.15(e)(v) solely because the Company’s independent auditors decline to provide any deliverable contemplated by this Section 5.15(e)(v);
(vi)   assist Parent in its preparation of, and facilitate execution and delivery as of but not prior to the Closing of, definitive financing documents (including any guarantee, pledge and security documents, supplemental indentures, commodity, currency or interest rate or other reasonable hedging arrangement, other definitive financing documents or other certificates or documents (which other certificates or documents shall be consistent with the terms of the Commitment Letters and customary for financings of the type contemplated thereby) as may be reasonably requested by Parent or the Financing Entities (including a certificate of the chief financial officer of the Company with respect to solvency matters (which certificate shall speak only as of the Closing after giving effect to the Transactions, and Parent shall provide the chief financial officer of the Company with all information reasonably necessary to deliver such certificate at least five (5) Business Days prior to the Closing Date) in the form set forth as an exhibit to the Commitment Letters)) and the schedules and exhibits thereto, it being understood that the effectiveness of such documents shall be conditioned upon the occurrence of the Closing;
(vii)   facilitate the pledging of collateral and granting of guarantees for the Financing, including using reasonable best efforts to deliver any original stock certificates (which original stock certificates need not be delivered prior to the Closing) and appropriate instruments of transfer of wholly owned Subsidiaries of the Company that are reasonably available to the Company and constitute collateral for the Financing and providing reasonable and customary assistance to Parent and Merger Sub in connection with Parent’s and Merger Sub’s negotiation of any collateral documents that involve a third party, including landlord waivers, deposit account control agreements, blocked account arrangements or lock box arrangements, if applicable (it being understood that (x) the Company shall not be required to guarantee receipt of any third-party consents, (y) the costs and expenses associated with obtaining such third-party consents shall be borne by Parent in accordance with Section 5.15(g), and (z) the Company shall not be required to make any payments or grant any concessions to any third party in connection therewith); it being understood in each case that the effectiveness of such pledges and other documents shall be conditioned upon the occurrence of the Closing;
(viii)   furnish Parent and the Financing Entities at least five (5) Business Days prior to the Closing Date (solely to the extent requested by Parent in writing at least ten (10) Business Days prior to the Closing Date) with all documentation and other information related to the Company and its Subsidiaries required by Governmental Entities with respect to the Financing under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended and the requirements of 31 C.F.R. § 1010.230;
(ix)   solely with respect to financial information and data derived from the Company’s historical books and records, provide reasonable and customary assistance to Parent with the preparation of pro forma financial information and pro forma financial statements to the extent reasonably requested by Parent or the Financing Entities and customary to be included in any marketing materials or Offering Documents or of the type required by the Commitment Letters (provided that the Company and its Subsidiaries shall not be responsible for the preparation of any pro forma financial statements or pro forma adjustments thereto and, for the avoidance of doubt, shall not be obligated to provide any Excluded Information);
(x)   facilitate the taking, no earlier than the Closing, of customary corporate approvals, reasonably requested by Parent to permit the consummation of the Financing (provided that no such action shall be required of the Company Board or any committee thereof);
(xi)   cooperate in satisfying the conditions precedent set forth in the Commitment Letters as in effect as of the date of this Agreement or any definitive document relating to the Financing with conditions precedent no more onerous than those set forth in the Commitment Letters as in effect as of the date of this Agreement to the extent the satisfaction of such condition requires the cooperation of, or is within the control of, the Company and its Subsidiaries;
(xii)   (A) ensure that the Financing Entities and their advisors and consultants shall have customary and reasonable access (subject to advance notice of at least three (3) Business Days), at mutually agreed times and places and on a reasonable and customary number of occasions to the Company’s and its Subsidiaries’ books and records and relevant officers to evaluate the Company’s and its Subsidiaries’ current assets, inventory, cash management and accounting systems, policies and procedures relating thereto for the purposes of Parent and Merger Sub establishing collateral arrangements as of the Closing, and provide customary assistance with other collateral audits, collateral appraisals and due diligence examinations customary for financing of the type consistent with the Financing, at mutually agreed times and places (provided that such access shall not unreasonably disrupt the normal business operations of the Company and its Subsidiaries); and (B) participate, and cause its Subsidiaries and their respective Representatives to participate, in due diligence sessions as reasonably requested by Parent, in connection with the transactions contemplated by Section 4.6 and this Section 5.15; and
(xiii)   in connection with the Company Notes:
(1)   (A) in cooperation with Parent, commence and conduct, in accordance with the terms of the applicable Indenture, one or more offers to purchase, including any “Change of Control Offer” (as such term is defined in each applicable Indenture), and/or any tender offer, or any exchange offer, and to conduct one or more consent solicitations, if any (each, a “Debt Offer” and collectively, the “Debt Offers”), with respect to any or all of the outstanding aggregate principal amount of the Company Notes identified by Parent to the Company in writing after the date of this Agreement on terms that are acceptable to Parent (provided that any such Debt Offer shall be (x) in compliance with applicable Law, the terms of the applicable Indenture and the terms of this Section 5.15, (y) at the sole expense of Parent and (z) consummated using funds of Parent), and (B) provide all assistance and take any actions reasonably requested by Parent that are customary or necessary in connection with the foregoing (including delivering and using reasonable best efforts to cause counsel for the Company to deliver, as applicable, to the dealer manager for any such Debt Offer and/or the trustee under the applicable Indenture and/or the holders of the Company Notes customary officer’s certificates, supplemental indentures and legal opinions and 10b-5 letters); provided that (x) the Company shall not be required to commence any applicable Debt Offer until Parent shall have provided the Company with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal and press release, in each case if any, in connection therewith and each other document relevant to such transaction that will be distributed by the Company to holders of the Company Notes in the applicable Debt Offer (collectively, the “Debt Offer Documents”) with a reasonable period of time in advance of commencing the applicable Debt Offer to allow the Company and its counsel to review and comment on the related Debt Offer Documents (in each case, at Parent’s sole expense), which comments shall be considered by Parent in good faith and (y) the closing of any Debt Offers shall expressly conditioned on the occurrence of the Closing;
(2)   to the extent any Debt Offer includes a consent solicitation, in cooperation with Parent, (A) solicit any consent deemed appropriate by Parent from the holders of the Company Notes to amend the applicable Indentures governing such Company Notes (each such solicitation, a “Consent Solicitation”), (B) execute and deliver or cause to be executed and delivered, at or prior to the Effective Time, such documents, instruments, supplemental indentures and/or notices as may be required under the Company Notes pursuant to the Indentures as a direct result of the Merger or any Consent Solicitation and use reasonable best efforts to obtain the execution of such instruments by the other parties required to execute such instruments and (C) provide all assistance and take any actions reasonably requested by Parent that are customary or necessary in connection with the foregoing (including delivering and using reasonable best efforts to cause counsel for the Company to deliver, as applicable, to the solicitation agent for any such Consent Solicitation and/or the trustee under the applicable Indenture and/or the holders of the Company Notes customary officer’s certificates, supplemental indentures and legal opinions and 10b-5 letters); and
(3)   upon written request of Parent, in lieu of or in addition to commencing any Debt Offers for the Company Notes, subject to applicable Law and the terms of the applicable Indenture, in cooperation with Parent, (A) send any notices of redemption with respect to all or a portion of the outstanding aggregate principal amount of the Company Notes (which shall be in the form required under the applicable Indenture and subject to any conditions specified by Parent) to the applicable trustee under the Indentures, (B) take such actions as may be required under the applicable Indenture to cause such trustee to proceed with the redemption of the applicable Company Notes and to provide the notice of redemption to the holders of such Company Notes pursuant to the applicable Indenture, and (C) execute and deliver all other documents required under the applicable Indenture to issue notices of redemption for such Company Notes in accordance with the applicable Indenture, providing (x) for the redemption on the date as shall be specified by Parent of such Company Notes or (y) for satisfaction and discharge of the applicable Indenture, pursuant to the requisite provisions of the applicable Indenture (the “Redemptions”); provided that (I) notwithstanding anything in this Agreement to the contrary, any such Redemptions or satisfaction and discharge must be conditioned on the occurrence of the Closing (it being understood and agreed that Parent and Merger Sub shall be responsible for paying all amounts in connection with the Redemptions) and (II) the notices of redemption delivered to the applicable trustee and holders of the Company Notes may state that the redemption date may be delayed until such time as any condition to redemption stated therein shall be satisfied or such Redemption may not occur and such notice may be rescinded in the event such condition shall not have been satisfied; provided that Parent shall be solely responsible for preparing or causing to prepare drafts of all notices, officer’s certificates, offers to purchase or exchange, consent solicitation statements, letters of transmittal, documents, instruments, supplemental indentures or other materials contemplated by this Section 5.15(e)(xiii) in connection with the Debt Offers, Consent Solicitation and/or Redemptions and for the costs and expenses incurred in connection with obligations contemplated hereby as further provided in Section 5.15(g), and will provide or cause to be provided such drafts to the Company for execution and delivery pursuant to this Section 5.15(e)(xiii).
(f)   The foregoing notwithstanding, none of the Company nor any of its Subsidiaries or their respective Representatives shall be required to take or permit the taking of any action pursuant to this Section 5.15 that would: (i) require any persons who are officers or directors of the Company or its Subsidiaries to pass resolutions or consents to approve or authorize the execution of the Financing or enter into, execute or deliver any certificate, document, opinion, instrument or agreement or agree to any change or modification of any existing certificate, document, opinion, instrument or agreement (except any authorization letters delivered pursuant to Section 5.15(e)(ii), or customary management representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” as set forth in Section 5.15(e)(v)), in each, unless (A) such person will continue as an officer, director or equivalent of such entities following the Closing and (B) the effectiveness of such resolutions, consents, certificates, documents, instruments, agreements, changes or modifications is contingent upon the occurrence of the Closing, (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries, (iii) reasonably be expected to prevent, materially delay or materially impair the satisfaction of any of the conditions to the Closing set forth in Article VI or otherwise result in a breach of this Agreement, (iv) conflict with or violate any fiduciary duty applicable to any Representative of the Company; (v) require the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Financing prior to the Closing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent the effectiveness of any such fee, expense, liability or obligation is subject to and conditioned upon the occurrence of the Closing), (vi) reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability, (vii) reasonably be expected to conflict with the organizational documents of the Company or any of its Subsidiaries or any Laws, (viii) reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any material Contract (including confidentiality provisions therein), (ix) require the Company or any of its Subsidiaries or any of their respective Representatives to provide access to or disclose information that the Company or any of its Subsidiaries reasonably determines would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its Subsidiaries, (x) require the Company or any of its Subsidiaries or any of their respective Representatives to prepare or deliver any Excluded Information, (xi) unreasonably interfere with the ongoing business operations of the Company or any of its Subsidiaries, be unduly burdensome or create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries, (xii) waive or amend any terms of this Agreement or agree, subject to Section 5.15(g) hereof, to pay any fees or reimburse any expenses for which it has not received prior reimbursement, (xiii) give any indemnities or (xiv) take any action which would contravene any position taken in any tax return or financial statements. Nothing contained in this Section 5.15 or otherwise in this Agreement shall require the Company or any of its Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to the Financing.
(g)   Parent shall (i) promptly upon written request by the Company, reimburse the Company or any of its Subsidiaries for all reasonable and documented out-of-pocket costs incurred by them or their respective Representatives (including reasonable and documented out-of-pocket attorneys’ fees and expenses and accountants’ fees and expenses) in connection with their cooperation pursuant to Section 5.15(e) (other than with respect to any information prepared or provided by or on behalf of the Company or any of its Subsidiaries in the ordinary course of business); and (ii) indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all liabilities and losses suffered or incurred by them in connection with the arrangement of the Financing or the transactions contemplated by this Section 5.15, any action taken by them at the request of Parent or its Representatives pursuant to this Section 5.15 and any information used in connection therewith (other than liabilities or losses resulting solely from information provided by or on behalf of the Company or its Subsidiaries), in each case, other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of the Company, its Subsidiaries or any of their Representatives, as determined in a final and non-appealable judgment by a court of competent jurisdiction.
(h)   All non-public or otherwise confidential information regarding the Company or any of its affiliates obtained by Parent or its Representatives pursuant to this Section 5.15 shall be kept confidential in accordance with the Nondisclosure Agreement. The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Financing; provided that such trademarks and logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.
(i)   The parties acknowledge and agree that (i) the provisions contained in this Section 5.15 represent the sole obligation of the Company and its Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of any financing (including the Financing) to be obtained by Parent or Merger Sub with respect to the Transactions and no other provision of this Agreement (including the Exhibits hereto and the Disclosure Schedules) shall be deemed to expand or modify such obligations, and (ii) notwithstanding anything to the contrary in this Agreement, the Company’s or any of its Subsidiaries’ breach of any of the covenants required to be performed by it under this Section 5.15 shall not be considered in determining the satisfaction of the condition set forth in Section 6.3(b), unless such breach is the primary cause of Parent being unable to obtain the proceeds of the Financing at Closing.
5.16   Notification of Certain Events.   From the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Article VII, the Company will promptly notify Parent in writing, and Parent will promptly notify the Company in writing, as applicable, after receiving or becoming aware of (a) any written notice or other communication from any Person alleging that the consent or waiver of such Person is or may be required in connection with the Transactions, if the failure of such party to obtain such consent or waiver could reasonably be expected to be material to the Company, the Surviving Corporation or Parent, as the case may be (and the response thereto from Parent or the Company, as the case may be), (b) the occurrence, or non-occurrence, of any event which could be reasonably likely to cause any condition set forth in Section 6.1, Section 6.3 (in the case of the Company as the notifying party) or Section 6.2 (in the case of Parent as the notifying party) to not be met and (c) any Proceeding commenced or, to its knowledge, threatened against, relating to or otherwise involving Parent or any Parent Subsidiaries (if Parent is the notifying party) or the Company or any of its Subsidiaries (if the Company is the notifying party) that relates to the consummation of the Transactions. The delivery of any notice pursuant to this Section 5.16 will not (i) limit, modify or otherwise affect any of the representations, warranties, covenants, agreements or conditions contained in this Agreement, (ii) limit or otherwise affect the rights or remedies of Parent or the Company, (iii) be deemed to affect or modify Parent’s or Merger Sub’s reliance on the representations, warranties, covenants and agreements made by the Company in this Agreement or the Company’s reliance on the representations, warranties, covenants, and agreements made by Parent and Merger Sub in this Agreement or (iv) be deemed to amend or supplement the Disclosure Schedules or prevent or cure any misrepresentation, breach of warranty or breach of covenant by the Company, Parent or Merger Sub.
5.17   Certain Arrangements.   Without the prior consent of the Company Board, neither Parent, Merger Sub nor any of their respective affiliates, or any other Person on behalf of Parent or Merger Sub or their respective affiliates, directly or indirectly, shall, prior to the Effective Time, have any discussions with respect to, or enter into any agreement, arrangement or understanding (in each case, whether oral or written), or commit or agree to enter into any agreement, arrangement or understanding (in each case, whether oral or written) with any stockholder of the Company or any officer or director of the Company (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) holder of Shares would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s Shares; (ii) holder of Shares agrees to approve this Agreement or vote against any Superior Proposal; or (iii) any stockholder, director or officer agrees to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.
ARTICLE VI
CONDITIONS TO CONSUMMATION OF THE MERGER
6.1   Conditions to Obligations of Each Party Under This Agreement.   The respective obligations of each party to consummate the Merger shall be subject to the satisfaction (or waiver by Parent and the Company, if permissible under Law) at or prior to the Closing of each of the following conditions:
(a)   Requisite Company Stockholder Approval.   The Requisite Company Stockholder Approval shall have been obtained.
(b)   No Restraints.   No outstanding Order or Law enacted, promulgated, issued, entered, amended or enforced by any Governmental Entity that restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Transactions shall be in effect (each restraint described by this Section 6.1(b), a “Closing Legal Impediment”).
(c)   Regulatory Approvals.   The waiting period under the HSR Act and all timing agreements or commitments with or made to any Governmental Entity in connection with any Proceeding under any Antitrust Law to delay or not to consummate the Transactions prior to a certain date, circumstance or event, shall have expired or been terminated.
6.2   Conditions to Obligations of the Company Under This Agreement.   The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver by the Company) at or prior to the Closing of the following conditions:
(a)   The representations and warranties of Parent and Merger Sub set forth in Article IV shall be true and correct (disregarding all qualifications or limitations as to “materiality” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where any failure to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Parent and Merger Sub shall have performed in all material respects the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing.
(c)   Parent shall have delivered to the Company a certificate, dated the Closing Date and signed by the chief executive officer or the chief financial officer of Parent, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.
6.3   Conditions to Obligations of Parent and Merger Sub Under This Agreement.   The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver by Parent) at or prior to the Closing of the following conditions:

(a)   The representations and warranties of the Company (i) set forth in Section 3.2(a) and clause (b) of the first sentence of Section 3.6 shall be true and correct in all respects (except, in the case of Section 3.2(a), for any de minimis inaccuracies (relative to the total fully-diluted equity capitalization of the Company)), as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (ii) set forth in the Company Fundamental Representations (other than the representations and warranties listed in the immediately preceding clause (i)) shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (iii) set forth in Article III (other than the representations and warranties listed in the immediately preceding clauses (i) and (ii)) shall be true and correct in all respects (disregarding all qualifications or limitations as to “materiality” or “Company Material Adverse Effect” set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iii), where the failure to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   The Company shall have performed in all material respects the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing.
(c)   Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.
(d)   The Company shall have delivered to Parent a certificate, dated the Closing Date and signed by the chief executive officer or the chief financial officer of the Company, certifying to the effect that the conditions set forth in Sections 6.3(a), 6.3(b) and 6.3(c) have been satisfied.
ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER
7.1   Termination.   This Agreement may be terminated, and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time, whether before or (subject to the terms hereof) after receipt of the Requisite Company Stockholder Approval, by action taken or authorized by the board of directors or similar governing body of the terminating party or parties:
(a)   By mutual written consent of Parent and the Company;
(b)   By Parent or the Company, if the Effective Time has not occurred by 11:59 p.m., Eastern time, on February 6, 2027 (such date, as it may be mutually extended in writing by Parent and the Company, or automatically extended pursuant to this Section 7.1(b) or Section 9.11(d), the “Outside Date”); provided that if, as of February 6, 2027, the conditions set forth in Section 6.1(b) or Section 6.1(c) shall not have been satisfied but all of the other conditions set forth in Article VI have been satisfied or waived (or in the case of conditions that by their nature are to be satisfied at the Closing, shall be capable of being satisfied on such date), then the Outside Date shall automatically be extended to May 6, 2027, which date shall thereafter be deemed to be the Outside Date; provided further neither party (treating Parent and Merger Sub as one party for this purpose) shall be entitled to terminate this Agreement pursuant to this Section 7.1(b) if such party’s breach of this Agreement has been the principal cause of the failure of the Closing to occur prior to the Outside Date;
(c)   By the Company, prior to the time at which the Requisite Company Stockholder Approval has been obtained, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal; provided that (i) the Company has complied in all respects with Section 5.3 (subject to the standard specified in Section 5.3(d)(ii)(1)), (ii) the Company concurrently with the termination enters into the Alternative Acquisition Agreement related to such Superior Proposal, and (iii) the Company shall prior to or concurrently with (and as a condition to) such termination pay the Company Termination Fee to or for the account of Parent pursuant to Section 7.2(a)(i);

(d)   By Parent, prior to the time at which the Requisite Company Stockholder Approval has been obtained, if the Company Board shall have effected a Change of Recommendation, whether or not in compliance with Section 5.3;
(e)   By either the Company or Parent, if the Company Meeting (as it may be adjourned or postponed in accordance with this Agreement) shall have concluded and the Requisite Company Stockholder Approval shall not have been obtained at such meeting; provided that the right to terminate this Agreement pursuant to this Section 7.1(e) shall not be available to any party (treating Parent and Merger Sub as one party for this purpose) whose breach of this Agreement has been the principal cause of the failure to obtain the Requisite Company Stockholder Approval;
(f)   By either the Company or Parent, if there is in effect any final, non-appealable Closing Legal Impediment; provided neither Parent nor the Company may terminate this Agreement pursuant to this Section 7.1(f) if a breach of Parent’s (treating Parent and Merger Sub as one party for this purpose) or the Company’s, respectively, obligations under this Agreement has been the principal cause of the entry of such Closing Legal Impediment;
(g)   By Parent, if the Company has breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, such that any condition set forth in Section 6.1 or Section 6.3 would not be satisfied and such breach or failure to perform shall not have been cured prior to the earlier of (i) thirty (30) Business Days after Parent provided written notice of such breach to the Company and (ii) the third Business Day prior to the Outside Date; provided that Parent may not terminate this Agreement pursuant to this Section 7.1(g) if at such time, Parent or Merger Sub is then in breach of any of its covenants or agreements contained in this Agreement, which breach would result in a failure of a condition set forth in Section 6.1 or Section 6.2 to be satisfied; or
(h)   By the Company, if Parent or Merger Sub shall have breached any of their representations or warranties or failed to perform any of their covenants or other agreements contained in this Agreement, such that any condition set forth in Section 6.1 or Section 6.2 would not be satisfied and such breach or failure to perform shall not have been cured prior to the earlier of (i) thirty (30) Business Days after the Company provided written notice of such breach to Parent and (ii) the third Business Day prior to the Outside Date; provided that the Company may not terminate this Agreement pursuant to this Section 7.1(h) if at such time, the Company is then in breach of any of its covenants or agreements contained in this Agreement, which breach would result in a failure of a condition set forth in Section 6.1 or Section 6.3 to be satisfied.
7.2   Termination Fee.
(a)   The Company shall pay or cause to be paid to Parent (or its designee) the Company Termination Fee if any of the following occur:
(i)   this Agreement is terminated by the Company pursuant to Section 7.1(c);
(ii)   this Agreement is terminated by Parent pursuant to Section 7.1(d); or
(iii)   (A) either Parent or the Company terminates this Agreement pursuant to Section 7.1(b) or Section 7.1(e), or Parent terminates this Agreement pursuant to Section 7.1(g) due to a breach of, or a failure to perform or comply with, one or more covenants or agreements set forth in Section 5.3, Section 5.4 or Section 5.5, (B) a bona fide Acquisition Proposal (provided for purposes of this clause (iii), all references to “15%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%”) has been publicly disclosed or, in the case of termination pursuant to Section 7.1(b) or Section 7.1(g), made known to the Company Board after the date of this Agreement and, if publicly disclosed, has not been publicly withdrawn (x) in the case of termination pursuant to Section 7.1(b) or Section 7.1(g), prior to the Outside Date or (y) in the case of termination pursuant to Section 7.1(e), at least two (2) Business Days prior to the date of the Company Meeting, and (C) within twelve (12) months after such termination, the Company and/or its Subsidiaries shall have entered into a definitive agreement with respect to, or consummated, an Acquisition Proposal.
(b)   Any Company Termination Fee due under this Section 7.2 shall be paid to Parent (or its designee) by wire transfer of same-day funds (i) in the case of Section 7.2(a)(i), substantially concurrently with such termination, (ii) in the case of Section 7.2(a)(ii), within two (2) Business Days after such termination and (iii) in the case of Section 7.2(a)(iii), within three (3) Business Days after the entry into the definitive agreement with respect to, or consummation of, the Acquisition Proposal described in Section 7.2(a)(iii) (it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion).
(c)   Each party acknowledges that the agreements contained in this Section 7.2 are an integral part of the Transactions and that, without these agreements, the parties would not enter into this Agreement. Each party further acknowledges that the Company Termination Fee if, as and when required to be paid, is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Company Termination Fee is payable, and which do not involve actual and intentional fraud or Willful and Material Breach, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In addition, if the Company fails to pay in a timely manner any amount due pursuant to Section 7.2(a), then (i) the Company shall reimburse Parent for all reasonable and documented out-of-pocket costs and expenses (including disbursements and fees of counsel) incurred in the collection of such overdue amounts, including in connection with any related claims, actions or proceedings commenced and (ii) the Company shall pay to Parent interest on the amounts payable pursuant to Section 7.2(a) from and including the date payment of such amounts were due to but excluding the date of actual payment at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made or a lesser rate that is the maximum then-permitted by applicable Law. Notwithstanding anything to the contrary in this Agreement, except the right to seek monetary damages for actual and intentional fraud or for Willful and Material Breach occurring prior to the valid termination of this Agreement, and without limiting Parent’s or Merger Sub’s right to specific performance in accordance with Section 9.11, (A) the Company Termination Fee (and any other amounts expressly contemplated by Section 7.2, if any) shall be the sole and exclusive remedy available to Parent, its Subsidiaries (including Merger Sub), any financing sources of Parent or its Subsidiaries (including the Financing Parties), and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, affiliates, affiliated (or commonly advised) funds, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, affiliate, representative, agent, assignee or successor of any of the foregoing against the Company, its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, affiliates, affiliated (or commonly advised) funds, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other Transactions to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation, whether in equity or at law, in contract, in tort or otherwise, in each case, in connection with this Agreement and the Transactions in circumstances in which the Company Termination Fee becomes due and payable and is paid in accordance with this Agreement, and (B) upon Parent’s receipt of the full Company Termination Fee (and any other amounts expressly contemplated by Section 7.2, if any) pursuant to this Section 7.2 in circumstances in which the Company Termination Fee is payable, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. For the avoidance of doubt, (a) Parent may seek specific performance to cause the Company to consummate the Transactions in accordance with Section 9.11 and the payment of the Company Termination Fee pursuant to Section 7.2(a), but in no event shall Parent be entitled to both (i) specific performance to cause the Company to consummate the Transactions in accordance with Section 9.11 and (ii) the payment of the Company Termination Fee pursuant to Section 7.2(a), and (b) the Company may pursue both a grant of specific performance in accordance with Section 9.11 and the payment of other monetary damages, but in no event shall Parent or Merger Sub be obligated to both (i) specifically perform the terms of this Agreement and (ii) pay other monetary damages.

7.3   Effect of Termination.   Notwithstanding anything to the contrary in this Agreement, in the event this Agreement is validly terminated by either Parent or the Company as provided in Section 7.1, the provisions of this Agreement shall immediately become void and of no further force and effect, except (a) no such termination shall relieve Parent or Merger Sub of any liability to pay the amount of any indemnification and expense reimbursement payable if, as and when required pursuant to Section 5.15(g), (b) no such termination shall relieve any party for liability for such party’s actual and intentional fraud or Willful and Material Breach of any covenant or agreement of this Agreement prior to its termination (including, in the case of a breach by Parent or Merger Sub, and pursuant to Section 261(a)(1) of the DGCL, damages payable to the Company based on the loss of the premium or right to receive the Merger Consideration that the stockholders of the Company would have received if the Merger were consummated pursuant to the terms of this Agreement (“Benefit of the Bargain Damages”)) and (c) the Nondisclosure Agreement, Section 3.25, Section 4.13, Section 5.2(b), Section 5.15(g), this Article VII and Article IX (and the definitions of any defined terms contained in such Articles and Sections), shall survive the termination of this Agreement. For the avoidance of doubt, (x) prior to the Effective Time, only the Company (and not stockholders of the Company) may bring an action pursuing liability against Parent or Merger Sub for Willful and Material Breach of this Agreement and (y) the Company may retain, without distribution to stockholders, any Benefit of the Bargain Damages received.
ARTICLE VIII
DEFINITIONS
8.1   Certain Definitions.   For purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means an agreement with the Company or its Subsidiaries that is either (a) in effect as of the date of this Agreement or (b) executed, delivered and effective after the date of this Agreement that contains terms that (i) are no less favorable in any material respect to the Company than those contained in the Nondisclosure Agreement (it being understood that such confidentiality agreement need not contain a “standstill” or similar provision) and (ii) do not in any way restrict the Company (or its Representatives) from complying with any of the provisions of Section 5.3.
“Acquisition Proposal” means, other than a proposal made by Parent or its affiliates with respect to the Transactions, any bona fide written offer, proposal or indication of interest by a Third Party, contemplating or otherwise relating to any transaction or series of transactions involving any (i) direct or indirect acquisition or purchase (whether in a single transaction or a series of related transactions) of assets of the Company and its Subsidiaries constituting 15% or more of the fair market value of the consolidated assets of the Company and its Subsidiaries (excluding cash), or to which 15% or more of the revenues or earnings before interest, taxes, depreciation and amortization of the Company and its Subsidiaries on a consolidated basis are attributable for the most recent fiscal year in which audited financial statements are then available; or (ii) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of beneficial ownership of 15% or more of the outstanding Shares or 15% or more of the aggregate voting power of the Company, or securities convertible into or exchangeable for such securities (including by tender offer, exchange offer, self-tender, merger, amalgamation, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions).
“affiliate” means, when used with respect to a specified Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. As used in this definition, the term “control” (including with correlative meanings, “controlled by” and “under common control with”), when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise; provided that in no event shall the Company or its Subsidiaries be considered an affiliate of Parent, Merger Sub or any of their respective affiliates.
“Anti-Corruption Laws” means any Law related to combating bribery and corruption, including legislation implementing the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions or the U.N. Convention Against Corruption, the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any applicable Law relating to money laundering, including the U.S. Bank Secrecy Act, as amended by the USA PATRIOT Act, 2000 Prohibition of Financing of Terrorism Law, 5765-2005 and Combating Criminal Organizations Law, 5763-2003.
“Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws of any jurisdiction that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks in the City of New York are authorized or required by Law to be closed.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Community” means a residential community with respect to which the Company or any of its Subsidiaries has owned, currently owns or is under contract to acquire real property and was previously, is presently, or is anticipated in the future to be, engaged in the development of Residential Lots and/or the construction of Residential Units.
“Company Awards” means, collectively, Company Options, Company RSAs, Company Performance-Based RSAs and Company Performance-Based Cash Awards.
“Company By-Laws” means the Fourth Amended and Restated By-Laws of the Company, as amended from time to time.
“Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, filed on November 24, 1993, as amended by the Certificate of Amendment, filed on December 2, 1993, as further amended by the Certificate of Designation, filed on August 2, 1995, as further amended by the Certificate of Designation, filed on June 21, 1996, as further amended by the Certificate of Change of Registered Agent, filed on May 31, 2002, as further amended by the Certificate of Amendment, filed on February 17, 2005, as further amended by the Certificate of Amendment, filed on April 13, 2010, as further amended by the Certificate of Designation, filed on November 22, 2010, as further amended by the Certificate of Amendment, filed on February 3, 2011, as further amended by the Certificate of Amendment, filed on October 11, 2012, as further amended by the Certificate of Amendment, filed on February 4, 2013, as further amended by the Certificate of Amendment, filed on November 6, 2013, as further amended by the Certificate of Amendment, effective as of November 12, 2016, as further amended by the Certificate of Amendment, filed on November 8, 2019, as further amended by the Certificate of Amendment, filed on November 9, 2022, and as further amended by the Certificate of Amendment, filed on February 5, 2026, as further amended from time to time.
“Company Credit Facility” means that certain unsecured Credit Agreement, dated as of October 13, 2022, by and among the Company, the lenders and issuing lenders party thereto from time to time and J.P. Morgan Chase Bank, N.A., as administrative agent, as modified by that certain Commitment Increase Activation Notice, dated as of October 12, 2023, that certain Commitment Increase Activation Notice and New Lender Supplement, dated as of October 12, 2023, that certain First Amendment, dated as of March 15, 2024, that certain Commitment Increase Activation Notice, dated as of January 28, 2025, that certain Commitment Increase Activation Notice and New Lender Supplement, dated as of January 28, 2025, that certain L/C Commitment Increase Notice, dated as of August 18, 2025, that certain Second Amendment, dated as of January 13, 2026, and that certain Third Amendment, dated as of March 13, 2026, and as further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.
“Company Equity Plan” means the Amended and Restated 2014 Long-Term Incentive Plan of the Company, as amended and restated from time to time and the Company’s Employee Stock Option Grant Program.
“Company Fundamental Representations” means Section 3.1(a), Section 3.2 (excluding the first two sentences of Section 3.2(c)), Section 3.3 and Section 3.21.

“Company Material Adverse Effect” means any change, effect, event, development, state of facts, circumstance, condition or occurrence that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to be, a Company Material Adverse Effect:
(i)   the negotiation, execution and delivery of this Agreement or the announcement or pendency of the Transactions, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, partners, financing sources, contractors or employees of the Company and its Subsidiaries, or the performance of this Agreement and the Transactions, including compliance with the covenants set forth herein (provided that this clause (i) shall not apply to the representations and warranties contained in Sections 3.4 and 3.9 to the extent the purpose of such representation or warranty is to address the consequences resulting from the negotiation, execution and delivery of this Agreement or the announcement or pendency of the Transactions);
(ii)   changes in conditions generally affecting the industries in which the Company and its Subsidiaries participate or the markets in which the Company and its Subsidiaries operate;
(iii)   any change after the date of this Agreement in applicable Laws or interpretation or enforcement thereof;
(iv)   any change after the date of this Agreement in GAAP or principles or interpretation or enforcement thereof;
(v)   the commencement, continuation or escalation of a war or other material international or national calamity or act of terrorism;
(vi)   volcanoes, tsunamis, pandemics or disease outbreaks, earthquakes, hurricanes, tornados or other natural disasters, cyberattack or cyberbreach or other comparable events, any force majeure event, or any declaration of martial law, quarantine or similar directive, policy, guidance or Law in response thereto;
(vii)   any failure by the Company to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exception in this clause (vii) shall not prevent or otherwise affect a determination that the underlying cause of any such failure is, may be, contributed to or may contribute to, a Company Material Adverse Effect (so long as such underlying cause is not otherwise excluded by any other clause of this proviso));
(viii)   changes in the market price or trading volume of the Shares or any other securities of the Company (it being understood that the exception in this clause (viii) shall not prevent or otherwise affect a determination that the underlying cause of any such change is, may be, contributed to or may contribute to, a Company Material Adverse Effect (so long as such underlying cause is not otherwise excluded by any other clause of this proviso));
(ix)   general changes or developments in the economy, the financial, debt, capital, credit or securities markets or the banking sector (including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market) or political, business or regulatory conditions in the United States or elsewhere in the world, including changes in inflation, supply chain disruptions, and labor shortages, and including as a result of changes in geopolitical conditions;
(x)   any action taken or omitted at the written request of or with the written consent of Parent or Merger Sub;
(xi)   any changes in trade regulations, such as the imposition of new or increased trade restrictions, tariffs, trade policies or disputes, or changes in, or any consequences resulting from, any “trade war” or similar actions in the United States or any other country or region in the world; or

(xii)   Stockholder Litigation;
provided further that any change, effect, event, development, state of facts, circumstance, condition or occurrence referred to in clause (ii), (iii), (iv), (v), (vi), (ix) or (xi) may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect to the extent such change, effect, event, development, state of facts, circumstance, condition or occurrence has a disproportionately adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry or jurisdiction in which the Company and its Subsidiaries operate (in which case, solely the incremental disproportionate adverse impact or impacts may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect).
“Company Notes” means, collectively, $350,000,000 aggregate principal amount of 7.250% Senior Notes due 2029, $250,000,000 aggregate principal amount of 7.500% Senior Notes due 2031, $400,000,000 aggregate principal amount of 8.000% Senior Notes due 2032, $25,800,000 aggregate principal amount of Junior Subordinated Notes due 2036, and $75,000,000 aggregate principal amount of Junior Subordinated Notes due 2036.
“Company Option” means each outstanding option to purchase Shares issued pursuant to the Company Equity Plan.
“Company Performance-Based Cash Award” means each outstanding award of cash issued pursuant to the Company Equity Plan that is subject to specified performance-based vesting criteria. For clarity, Company Performance-Based Cash Awards shall not include any cash base bonuses paid with respect to an annual (or other shorter period, such as quarterly) performance period.
“Company Performance-Based RSA” means each outstanding award of restricted Shares issued pursuant to the Company Equity Plan that is subject to forfeiture or repurchase based on specified performance-based vesting criteria.
“Company RSA” means each outstanding award of restricted Shares issued pursuant to the Company Equity Plan that is subject to forfeiture or repurchase based on specified service-based vesting criteria.
“Company Termination Fee” means an amount equal to $31,300,000.
“Contract” means any contract, lease, license, indenture, note, bond, agreement, concession, franchise or other binding instrument.
“Contract Development Parcel” means any Real Property that the Company or any of its Subsidiaries is under Contract to purchase pursuant to a Development Parcel Contract for the development of Residential Lots in a Community.
“Contract Property” means any Contract Residential Lot, Contract Development Parcel or property under a Land Bank Contract.
“Contract Residential Lot” means any Residential Lot that the Company or any of its Subsidiaries has the contractual right to acquire pursuant to a Lot Purchase Agreement.
“Development Parcel Contract” means any Contract, including Land Bank Contracts, for the acquisition, directly or indirectly, by the Company or any of its Subsidiaries, alone or together with other investors, of a parcel or a group of parcels (whether or not described on a preliminary or final plat map) other than Residential Lots that are Finished Lots.
“Employee Agent” means each employee of the Sub-Agent acting as an Insurance Producer on behalf of such entity.
“Environmental Claim” means any Proceeding by any Person alleging liability or potential liability arising out of, relating to, based on or resulting from the Release of any Hazardous Substances or any alleged violations of any Environmental Law.

“Environmental Law” means all Laws related to the protection of the environment or natural resources, human health or safety (as relating to exposure to or management of Hazardous Substances), or the production, distribution, use, storage, treatment, transportation, recycling, Release or other handling of, or exposure to, Hazardous Substances, including, without limitation, the Clean Water Act, 33 U.S.C. §1151 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Comprehensive Environmental Response and Compensation Act, 42 U.S.C. §9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. §2601 et seq.; and the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq. (as it relates to exposure to Hazardous Substances).
“Equity Interest” means any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Information” means any (A) pro forma financial information or pro forma financial statements, including post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments, reflecting or giving effect to the Merger and the other Transactions; (B) description of post-Closing capital structure, including descriptions of indebtedness or equity or ownership of Parent or any of its affiliates (including the Company and its Subsidiaries on or after the Closing Date); (C) description of all or any portion of the Financing, including any “description of notes,” “plan of distribution” and information customarily provided by investment banks or their counsel or advisors in preparation of an offering memorandum for private placements of non-convertible, high-yield debt securities issued pursuant to Rule 144A promulgated under the Securities Act; (D) risk factors relating to all or any component of the Financing; (E) (1) historical financial statements or other information required by Rule 3-09, Rule 3-10, Rule 3-16, Rule 13-01 or Rule 13-02 of Regulation S-X under the Securities Act, (2) any compensation discussion and analysis or other information required by Item 10, Item 402, Item 404 or Item 601 of Regulation S-K under the Securities Act, XBRL exhibits or any information regarding executive compensation or related persons related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A or (3) separate Subsidiary financial statements; (F) projections, budgets, estimates, forecasts and other forward-looking information; (G) information regarding any post-Closing or pro-forma cost savings, synergies, capitalization or ownership desired to be incorporated into any information used in connection with the Financing; (H) information not reasonably available to the Company or its affiliates under their respective current reporting systems; and (I) other information customarily excluded from a customary information memorandum or offering memorandum for a secured bank financing or senior debt securities issued pursuant to Rule 144A promulgated under the Securities Act.
“Financing Entities” means the entities that have committed to provide or otherwise entered into agreements in connection with the Financing, or to purchase securities from or place securities or arrange or provide loans for Parent in lieu of the Financing under the Commitment Letters, in connection with the Merger, including any such parties to the Commitment Letters and any joinder agreements, indentures or credit agreements (including any definitive agreements) relating thereto and their respective successors and assigns.
“Financing Parties” means the Financing Entities and their respective affiliates and their and their respective affiliates’ former, current or future officers, directors, employees, agents, attorneys, advisors, general or limited partners, shareholders and Representatives and their respective successors and assigns.

“Finished Lot” means, as to each Residential Lot, that all civil and geotechnical engineering work has been performed and paid for, all improvements have been constructed and work performed, and all other conditions satisfied and obligations fulfilled, whether on or outside the boundaries of the applicable Residential Lot, as required to obtain a building permit for construction of a single family residence on the applicable Residential Lot upon only the payment of building permit fees. For the avoidance of doubt, any reference herein to a “Finished Lot” shall refer to a Residential Lot that complies with the requirements for substantial completion of a finished lot set forth in the applicable Lot Purchase Agreement.
“GAAP” means generally accepted accounting principles, as applied in the United States.
“Governmental Entity” means any government, agency, bureau, board, commission, court, department, official, political subdivision, judicial body or tribunal, committee or other instrumentality or system of any government, whether domestic or foreign, federal, state, provincial or local, any self-regulatory organization (including any securities exchange), or any arbitrational tribunal.
“Hazardous Substances” means a “hazardous waste” defined under the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., “hazardous substances” defined under the Comprehensive Environmental Response and Compensation Act, 42 U.S.C. §9601 et seq., “toxic substance” defined under the Toxic Substances Control Act, 15, U.S.C. §2601 et seq., or as “hazardous waste,” “hazardous substances” or “toxic substances” are defined under state and local laws and regulations, and means petroleum hydrocarbons, asbestos, asbestos-containing materials, lead-based paint, mold, pesticides, herbicides, PCBs, PFAS substances, PFOS, PFOA, sewage, or similar hazardous substances, mixtures, or wastes.
“Home Sale Contract” means, as of any date of determination, any Contract (i) for the sale of a Residential Unit to a retail home purchaser by the Company or any of its Subsidiaries and (ii) under which the sale of the applicable Residential Unit to a retail buyer has not been consummated prior to such date of determination.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“Indentures” means, collectively, the (i) Indenture, dated as of September 24, 2019, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, related to the 7.250% Senior Notes due 2029, (ii) Indenture, dated as of March 15, 2024, among the Company, the subsidiary guarantors party thereto and Regions Bank, as trustee, related to the 7.500% Senior Notes due 2031, (iii) Indenture, dated as of June 23, 2026, among the Company, the subsidiary guarantors party thereto and Regions Bank, as trustee, related to the 8.000% Senior Notes due 2032, (iv) Indenture, dated as of June 15, 2006, by and among the Company and JPMorgan Chase Bank, National Association, as trustee, related to the Junior Subordinated Notes due 2036, and (v) Indenture, dated as of January 15, 2010, by and among the Company and Wilmington Trust Company, as trustee, related to the Junior Subordinated Notes due 2036.
“Inquiry” means any inquiry, proposal or offer that constitutes, or that would reasonably be expected to result in, an Acquisition Proposal.
“Insurance Carrier Client” means any insurance company or other Person whose insurance products the Sub-Agent has placed.
“Insurance Law” means all Laws applicable to the regulation of the business of insurance or reinsurance or the conduct of such business by any Person, including without limitation insurance producers, risk retention groups and captive insurers, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders, directives of, and market conduct or financial recommendations resulting from market conduct or financial examinations of, Insurance Regulators.
“Insurance Policies” means all insurance policies (including historic, occurrence based policies) and arrangements held by or for the benefit of the Company, any of its Subsidiaries, or the business, assets or properties owned, leased or operated by the Company or any of its Subsidiaries, as the case may be prior to the date of this Agreement other than a Company Benefit Plan.
“Insurance Producer” means any licensed insurance broker or brokerage, licensed insurance agent or agency, or licensed insurance producer or sub-producer, or any one else selling, soliciting or negotiating insurance.
“Insurance Regulators” means all Governmental Entities regulating the business of insurance or reinsurance, or regulating the conduct of such business by any Person.
“Intellectual Property” means any (a) technology, formulae, algorithms, procedures, processes, methods, subroutines, systems, techniques, ideas, concepts, creations, inventions, discoveries, and improvements (whether patentable or unpatentable and whether or not reduced to practice); (b) Proprietary Information; (c) specifications, designs, industrial designs, architectural designs, models, diagrams, blueprints, devices, prototypes, schematics and development tools; (d) Software, websites, content, images, logos, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter; (e) databases and other compilations and collections of data or information (“Databases”); (f) Marks; (g) domain names, uniform resource locators and other names and locators associated with the Internet (“Domain Names”); and (h) tangible embodiments of any of the foregoing, in any form or media whether or not specifically listed in this definition.
“Intellectual Property License” means any license, sublicense, right, covenant, right or obligation of non-assertion, concurrent use agreement, settlement agreement, co-existence agreement, agreement not to enforce or prosecute, permission, immunity, consent, release or waiver under or with respect to any Intellectual Property or Intellectual Property Rights.
“Intellectual Property Rights” means any rights in Intellectual Property (anywhere in the world, whether statutory, common Law or otherwise) including (a) Patents; (b) copyrights, applications for registration of copyright, including such rights in works of authorship, literary works, databases, Software, pictorial and graphic works, mask work rights, reversions and moral rights (“Copyrights”); (c) other rights with respect to Software, including registrations of these rights and applications to register these rights; (d) industrial design rights and registrations of these rights and applications to register the rights; (e) rights with respect to Marks, and all registrations for Marks and applications to register Marks; (f) rights with respect to Domain Names, including registrations for Domain Names; (g) rights with respect to Trade Secrets and rights with respect to Proprietary Information, including rights to limit the use or disclosure of Proprietary Information by any Person; (h) rights with respect to Databases, including registrations of these rights and applications to register these rights; (i) rights of publicity and personality, including all rights with respect to use of a Person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and personal information and materials; (j) rights in or relating to applications, registrations, combinations, revisions, divisions, continuations, continuations-in- part, renewals, reissues, reversions, reexaminations, or extensions of any of the foregoing; (k) all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse or misappropriation; and (l) any rights equivalent or similar to any of the foregoing.
“Intervening Event” means any change, effect, event, development, state of facts, circumstance, condition or occurrence with respect to the Company and its Subsidiaries that was not known by or reasonably foreseeable by the Company Board as of the date of this Agreement; provided, however, that in no event shall any of the following constitute an Intervening Event: (A) the receipt, existence or terms of an Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) changes in the market price or trading volume of the Shares or any other securities of the Company, or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (however, the underlying reasons for such changes may constitute an Intervening Event) or (C) actions required to be taken (or to be refrained from being taken) pursuant to this Agreement.
“IRS” means the United States Internal Revenue Service.

“IT Systems” means all computer, information technology and data processing systems, facilities, firmware, middleware, routers, hubs, switches, and services, including all Software, hardware, networks, communications facilities, platforms and related systems and services owned, leased or licensed by the Company or any of its Subsidiaries and otherwise used or held for use in the operation of the business of the Company or a Subsidiary of the Company.
“Joint Venture” means the Persons listed in Section 8.1(a) of the Company Disclosure Schedule.
“Knowledge” means (a) when used with respect to the Company, the knowledge of the individuals listed in Section 8.1(b) of the Company Disclosure Schedule; and (b) when used with respect to Parent or Merger Sub, the knowledge of the individuals listed in Section 8.1 (c) of the Parent Disclosure Schedule, in the case of each of clauses (a) and (b), after reasonable inquiry of their direct reports.
“Land Bank Contract” means any option agreement (or similar type contract) pursuant to which the Company or any of its Subsidiaries have the option to purchase Finished Lots together with any construction agreement executed in connection with said option agreement and all ancillary documents executed in connection with said option agreement and/or related construction agreement.
“Law” means any law, statute, constitution, ordinance, rule, regulation, stock exchange listing requirement, treaty, regulation, decree, or other Order issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity, including common law.
“Licensed IP” means all Intellectual Property or Intellectual Property Rights owned by a third Person which is used or held for use by the Company or a Subsidiary of the Company in connection with the Company’s or its Subsidiary’s business.
“Lien” means any liens, encumbrances, defects and imperfections of title.
“Lot Purchase Agreement” means any Contract for the acquisition, directly or indirectly, by the Company or any of its Subsidiaries, alone or together with other investors, of Residential Lots, including, without limitation, option agreements relating to the acquisition thereof.
“Malicious Code” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “worm,” “spyware,” or “adware” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing or facilitating, any of the following functions: (i) disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; (ii) compromising the privacy or data security of a user; or (iii) damaging or destroying any data or file without a user’s consent.
“Marks” means trademarks, service marks, logos and design marks, trade dress, trade names, fictitious and other business names, and brand names, together with all goodwill associated with any of the foregoing.
“Nondisclosure Agreement” means the Nondisclosure Agreement, dated as of July 15, 2026, by and between the Company and Parent.
“NYSE” means The New York Stock Exchange.
“Offering Documents” means prospectuses, private placement memoranda, offering memoranda, information memoranda and lender and investor presentations, in each case, to the extent the same are customary and required under the terms of the applicable Commitment Letter, in connection with the Financing.
“Order” means any judgment, ruling, order, decision, writ, injunction, determination, ruling or decree of any Governmental Entity.
“Owned Company IP” means all Intellectual Property and Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries, including all Registered Company Intellectual Property Rights.

“Parent Material Adverse Effect” means any change, effect, event, development, state of facts, circumstance, condition or occurrence that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on Parent’s or Merger Sub’s ability to timely consummate the Merger.
“Patents” means patents and patent applications, utility models and applications for utility models, inventor’s certificates and applications for inventor’s certificates, and invention disclosure statements.
“Permits” means any license, permit, consent, qualification, franchise, registration, certificate, rights or other similar authorization issued by, or otherwise granted by, any Governmental Entity under applicable Law.
“Permitted Liens” means any Lien: (i) for Taxes or governmental assessments, charges or claims of payment not yet due and payable or that is being contested in good faith by appropriate proceedings and for which adequate reserves are maintained on the financial statements of the Company or the Subsidiary of the Company in accordance with GAAP; (ii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising by operation of Law in the ordinary course of business for amounts not yet delinquent; (iii) is specifically disclosed on the most recent consolidated balance sheet of the Company or the notes thereto included in the Company SEC Documents as of the date of this Agreement; (iv) which is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements; (v) which is imposed on the underlying fee interest in real property subject to a real property lease; (vi) that arises as a result of a non-exclusive license or other non-exclusive grant of rights under Intellectual Property, in each case, in the ordinary course of business; (vii) that arises from pledges or deposits to secure obligations pursuant to workers’ compensation Laws, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, in each case in the ordinary course of business; (viii) which is an immaterial defect, imperfection or irregularity in title, charge, easement, covenant and right of way of record or zoning, building and other similar restriction, in each case, that does not adversely affect in any material respect the current or anticipated use of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (ix) that has arisen in the ordinary course of business and is not material to the Company and its Subsidiaries, taken as a whole; (x) on any assets of the Company or its Subsidiaries or any pledge of securities of any Subsidiary pursuant to the terms of the Company Credit Facility or any Indenture; and (xi) any Real Estate Permitted Liens.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity.
“Personal Information” means, in addition to any definition provided by applicable Privacy Law for the same or any similar term (e.g., “personal data,” “personally identifiable information,” “PII” or “protected health information”), information regarding or capable of being associated with an identified or identifiable individual, household or device. Personal Information may relate to any individual, including a current, prospective or former customer, user, employee or vendor of any Person. Personal Information includes information in any form, including paper, electronic and other forms.
“Privacy Law” means, to the extent applicable to the Company or a Subsidiary of the Company and relating to the Processing of Personal Information or otherwise relating to privacy, data security, consumer protection or security breach notification requirements: (i) any internal and external rules, policies and procedures of the Company or its Subsidiaries, including any current or previously posted publicly-facing privacy policy or terms of use or service and any other written public statements made by or on behalf of the Company or a Subsidiary of the Company, (ii) any Law or binding guidance issued by any Governmental Entity, including any Law or binding guidance applicable to the recording, monitoring, interception or sending of communications by email, telephone, text message and fax or the use of cookies or other online tracking technologies, (iii) binding industry standards applicable to the industry in which the Company or a Subsidiary of the Company operates, including the Payment Card Industry Data Security Standard, and (iv) the relevant terms of Contracts into which the Company or a Subsidiary of the Company has entered or is otherwise bound.

“Proceeding” means all actions, suits, claims, charges, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other proceedings, in each case, by or before any Governmental Entity (in the case of investigations and examinations, to the Knowledge of the Company as used in relation to the Company or any of its Subsidiaries).
“Process” means any operation performed on Personal Information, including collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer (including cross-border transfer), protection, security, disclosure, sale, making available, destruction or disposal. “Processing”, “Processed” and words of similar import have the same meaning.
“Proprietary Information” means information and materials not generally known to the public, including Trade Secrets.
“Real Estate Permitted Lien” means (1) any Lien (A) for Taxes or governmental assessments, charges or claims of payment not yet due, or which are being contested in good faith and for which adequate accruals or reserves have been established in accordance with GAAP, (B) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, or other similar lien arising in the ordinary course of business and for amounts that are either not yet delinquent or have been bonded over, (C) which is expressly disclosed on the most recent consolidated balance sheet of the Company or notes thereto included in the Company SEC Documents, or (D) which was incurred in the ordinary course of business since the date of such recent consolidated balance sheet of the Company, (2) easements, rights-of-way, licenses, restrictions, dedications and other similar encumbrances and title defects, in each case, which does not and is not reasonably expected to materially and adversely affect the current or proposed use, occupancy or value of the Real Property subject thereto or the development potential thereof, (3) any declaration of covenants, conditions and restrictions with respect to the management, maintenance and governance of property owned or to be owned by a master association or homeowners’ association that is in compliance in all material respects with the requirements of any applicable Laws and with respect to which there are no delinquent fees, charges or other payments due from the Company or any of its Subsidiaries (or otherwise with respect to any Real Property subject thereto), in each case which does not and is not reasonably expected to materially and adversely affect the current or proposed use, occupancy or value of the Real Property subject thereto or the development potential thereof and (4) with respect to Leased Real Property, any Lien which is a statutory or common law Lien to secure landlords, lessors or renters interests under Company Leases and any Lien which is imposed on the underlying fee interest in real property subject to a Company Lease.
“Real Estate Purchase Agreements” means, individually or collectively as the case may be, Lot Purchase Agreements and Development Parcel Contracts.
“Real Property” means, individually or collectively as the case may be, Owned Real Property and Leased Real Property.
“Registered Company Intellectual Property Rights” means (a) all issued Patents, pending Patent applications, Mark registrations, applications for Mark registrations, Copyright registrations, applications for Copyright registrations, industrial design registrations, applications for industrial design registrations and Domain Name registrations, in each case, owned or purported to be owned, filed or applied for by, or on behalf of, the Company or any of its Subsidiaries and (b) any other applications, registrations, recordings and filings filed by or on behalf of the Company or any of its Subsidiaries (or otherwise authorized by or in the name of the Company or any of its Subsidiaries) with respect to any Owned Company IP.
“Regulatory Agency” means any Governmental Entity charged with the supervision or regulation of the Company’s business.
“Release” means, unless permitted by applicable Law, any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

“Representative” means, with respect to any Person, any affiliate of such Person, or any director, officer, manager, partner, employee, financial advisor, accountant, legal counsel, consultant, debt or equity financing source or other authorized agent or representative of or retained by such Person or any of its affiliates.
“Requisite Company Stockholder Approval” means the adoption of this Agreement by the holders of a majority of the voting power represented by the outstanding Shares that are entitled to vote thereon in accordance with the DGCL.
“Residential Lot” means any Real Property in a Community consisting of a residential lot upon which a single-family residence or townhome has been, is being or is anticipated to be constructed.
“Residential Unit” means a single-family residence or townhome constructed or anticipated to be constructed on a Residential Lot (whether or not the Residential Lot is owned by the Company or any of its Subsidiaries).
“Rights Agreement” means the Rights Agreement for the Protection of NOLs and Energy-Efficiency Tax Credits, dated as of November 12, 2025, between the Company and Equiniti Trust Company, LLC.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Service Provider” means any officer, director, employee or individual independent contractor of the Company or any of its Subsidiaries.
“Software” means all (a) computer programs, including all software implementations of algorithms, code, programs, applications, APIs, models, methodologies and implementations thereof (including mobile phone applications, HTML code, firmware and other software embedded in hardware devices), whether in source code or object code or machine readable form; and (b) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons.
“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other business entity (including any charitable foundation) of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls (or is entitled to control, by virtue of such Person’s ownership of voting interests, by contract, or otherwise) the board, managing director, general partner or similar governing body of such partnership, association or other business entity.
“Superior Proposal” means a bona fide, written Acquisition Proposal (with references in the definition thereof to 15% being deemed to be replaced with references to 50%), which the Company Board determines in good faith after consultation with the Company’s outside legal counsel and independent financial advisors (i) to be more favorable to the Company’s stockholders from a financial point of view than the Merger, after taking into account all of the terms and conditions of, and the likelihood of completion of, such proposal (taking into account all legal, financial, transaction consideration, regulatory, timing and other aspects of such proposal) and of this Agreement (including any proposed changes to the terms of this Agreement or the Transactions pursuant to Section 5.3), and (ii) is reasonably likely to be consummated in accordance with its terms (taking into account all legal, financial, regulatory and timing aspects of such proposal and the Person or group of Persons making such proposal).

“Takeover Statute” means any “business combination,” “control share acquisition,” “fair price,” “moratorium” or other takeover or anti-takeover statute or similar Law.
“Tax” or “Taxes” means any U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, deficiencies, imposts and other similar charges and fees in the nature of a tax imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, capital gains, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, national health insurance, excise, withholding, ad valorem, stamp, transfer, value-added, surtax, occupation, environmental, disability, real property, personal property, unclaimed property, escheat, business, turnover, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, additions to tax and any additional amounts imposed, assessed or collected with respect to any of the foregoing, whether disputed or not, and including any obligation to indemnify or otherwise share, assume or succeed to the Tax liability of any other Person, including as a transferee or successor, by applicable Law, or by Contract.
“Tax Return” means any report, return (including information return), claim for refund, estimated filing, statement, declaration or other document, filed or required to be filed with a Governmental Entity in connection with the determination, assessment, collection or payment of any Tax, including any schedule or attachment thereto, and including any amendments thereof.
“Third Party” shall mean any Person other than Parent, Merger Sub and their respective affiliates.
“Third-Party Agent” means each Person, other than as an Employee Agent, that is acting as an Insurance Producer for or on behalf of the Sub-Agent.
“Trade Secret” means all trade secret rights and other rights in know-how and confidential or proprietary information or in information that derives independent economic value, actual or potential, from not being known to other Persons.
“Treasury Regulations” means the final and temporary regulations promulgated under the Code by the U.S. Department of Treasury.
“Willful and Material Breach” means a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows that it would, or would reasonably be expected to, be or cause a material breach of this Agreement; provided that, notwithstanding the foregoing, the failure of a party to consummate the Merger when the relevant conditions to the Merger set forth in Article VI (other than conditions that are to be satisfied at or immediately prior to the Closing) have been satisfied or waived and such party is obligated to effectuate the Closing pursuant to Section 1.2 will, in and of itself, constitute a Willful and Material Breach.
8.2   Terms Defined Elsewhere.   The following terms are defined elsewhere in this Agreement, as indicated below:
Term	Section
2026 Annual Bonus	Section 5.6(b)(i)
2027 Annual Bonus	Section 5.6(b)(ii)
401(k) Plan	Section 5.6(e)
Acquiring Person	Section 2.6
Affiliate Contract	Section 3.20
Affiliated Persons	Section 9.15
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.3(c)(ii)
Annual Short-Term Incentive Plan	Section 5.6(b)
Benefit of the Bargain Damages	Section 7.3
Book-Entry Shares	Section 2.2(b)(ii)

Term	Section
Capitalization Date	Section 3.2(a)
Certificate of Merger	Section 1.2
Certificates	Section 2.2(b)(i)
Change of Recommendation	Section 5.3(c)(i)
Closing	Section 1.2
Closing Date	Section 1.2
Closing Legal Impediment	Section 6.1(b)
Commitment Letters	Section 4.6(a)
Company	Preamble
Company Benefit Plan	Section 3.10(a)
Company Board	Recitals
Company Board Recommendation	Section 3.3(b)
Company Disclosure Schedule	Article III
Company Insurance Licenses	Section 3.22(b)
Company Lease	Section 3.13(c)
Company Meeting	Section 5.4(a)(i)
Company Permits	Section 3.9(b)
Company Related Parties	Section 7.2(c)
Company SEC Documents	Section 3.5(a)
Company SEC Financial Statements	Section 3.5(c)
Consent Solicitation	Section 5.15(e)(xiii)(2)
Continuation Period	Section 5.6(a)
Continuing Employee	Section 5.6(a)
Copyrights	Section 8.1
D&O Insurance	Section 5.7(c)
Databases	Section 8.1
Debt Offer	Section 5.15(e)(xiii)(1)
Debt Offer Documents	Section 5.15(e)(xiii)(1)
Debt Offers	Section 5.15(e)(xiii)(1)
Definitive Agreements	Section 5.15(a)
Development Real Property	Section 3.13(b)
DGCL	Recitals
Disclosure Schedules	Article IV
Dissenting Shares	Section 2.3
Domain Names	Section 8.1
Effective Time	Section 1.2
Engagement Letters	Section 3.21
Environmental Permits	Section 3.12(a)
Event Notice Period	Section 5.3(d)(i)(1)
FCPA	Section 8.1
Financing	Section 4.6(a)
Financing Amount	Section 4.6(c)
Indemnitee	Section 5.7(a)

Term	Section
Indemnitees	Section 5.7(a)
JPM	Section 3.21
Labor Agreement	Section 3.11(a)
Leased Real Property	Section 3.13(c)
Material Contracts	Section 3.15(a)
Material Supplier	Section 3.16
Material Supplier Agreement	Section 3.16
Merger	Recitals
Merger Consideration	Section 2.1(a)
Merger Sub	Preamble
Moelis	Section 3.21
Non-Parties	Section 9.15
Other Required Filings	Section 5.5(a)
Outside Date	Section 7.1(b)
Owned Real Property	Section 3.13(a)
Parent	Preamble
Parent Disclosure Schedule	Article IV
Parent Subsidiaries	Section 4.3(a)
Parent Subsidiary	Section 4.3(a)
Paying Agent	Section 2.2(a)
Payoff Letter	Section 5.14
Preferred Stock	Section 3.2(a)
Prohibited Modifications	Section 5.15(a)
Proposal Notice Period	Section 5.3(d)(ii)(2)
Proxy Statement	Section 5.4(a)(ii)
Recourse Theory	Section 9.15
Redemptions	Section 5.15(e)(xiii)(3)
Remedy Action	Section 5.5(e)
Replacement Financing	Section 5.15(b)
Sarbanes-Oxley Act	Section 3.5(a)
Share	Recitals
Shares	Recitals
Stockholder Litigation	Section 5.11
Sub-Agent	Section 3.22(a)
Surviving Corporation	Section 1.1(a)
Transactions	Section 1.1(a)
Voting Agreement	Preamble
ARTICLE IX
GENERAL PROVISIONS
9.1   Fees and Expenses.   Except as otherwise expressly provided herein, (a) the Company shall pay or cause to be paid all of its and its Subsidiaries’ fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers and other representatives and consultants), and (b) Parent and Merger Sub shall each pay or cause to be paid all of its fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers and other representatives and consultants), in each case, incurred in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the Transactions; provided that all filing fees incurred in connection with any filings under the HSR Act required for the Transactions and any Other Required Filings shall be borne by Parent.
9.2   Notices.   All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via electronic mail to the applicable e-mail address set out below, if transmitted before 5:00 p.m., Eastern time, on a Business Day (so long as no notice of failure of delivery is received by the sender) and if not so transmitted by 5:00 p.m., Eastern time, on a Business Day, 9:00 a.m., Eastern time, on the Business Day after such transmission, (c) the next Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands and communications, in each case to the respective parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing pursuant to this Section 9.2 by the applicable party:
Notices to Parent or Merger Sub:
Dream Finders Homes, Inc.
14701 Phillips Highway, Suite 300
Jacksonville, Florida 32256
Attention:
Robert Riva, Vice President and General Counsel

Email:
[***]

with copies (which shall not constitute notice) to:
Foley & Lardner LLP
100 N. Tampa Street, Suite 2700
Tampa, Florida 33602
Attention:
Steven W. Vazquez

Mark T. Plichta
Garrett F. Bishop
Email:
svazquez@foley.com

mplichta@foley.com
gbishop@foley.com
Notices to the Company:
Beazer Homes USA, Inc.
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
Attention:
Michael A. Dunn

Email:
[***]

with a copy (which shall not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street NE
Atlanta, Georgia 30309
Attention:
William C. Smith III

Erik Belenky
Robert J. Leclerc
Email:
calsmith@kslaw.com

ebelenky@kslaw.com
rleclerc@kslaw.com
If the Company or any of its Subsidiaries desires to take any action prohibited by Section 5.1, a representative of the Company may request consent to take such action by sending an email to the representatives of Parent set forth in Section 9.2 of the Parent Disclosure Schedule, and approval by any such representative of Parent via email will be deemed Parent’s “consent in advance in writing” for purposes of Section 5.1.
9.3   Assignment.   This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part (whether by operation of law or otherwise), or delegated by (a) Parent or Merger Sub, without the prior written consent the Company; provided Parent or Merger Sub may, without the consent of the Company, assign in whole or in part its rights, interests and obligations pursuant to this Agreement to (i) another wholly owned direct or indirect Subsidiary of Parent or (ii) any Financing Entity pursuant to the terms of the Financing solely for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Financing; provided further that such assignment contemplated by the immediately preceding clause shall not relieve Parent or Merger Sub of any of their obligations hereunder, or (b) the Company, without the prior written consent of Parent, and in each case any assignment without such consent shall be null and void ab initio.
9.4   Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the fullest extent possible.
9.5   References.   Capitalized terms used herein shall have the respective meanings assigned thereto herein (such definitions to be equally applicable to both the singular and plural forms and to the masculine as well as to the feminine and neuter genders of the terms defined). A term defined as one part of speech (such as a noun) shall have a corresponding meaning when used as another part of speech (such as a verb). All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The table of contents and the section and other headings and subheadings contained in this Agreement and the exhibits hereto (including in headings in any parentheticals following section references) are solely for the purpose of reference, are not part of the agreement of the parties, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit hereto. As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. All references to days or months shall be deemed references to calendar days or months (unless Business Days are specified). In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to a “Article”, “Section,” or “Exhibit,” shall be deemed to refer to an article of this Agreement, a section of this Agreement or exhibit to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. English shall be the governing language of this Agreement. The word “including” shall mean “including, without limitation”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “in the ordinary course” or “in the ordinary course of business” shall be deemed to be followed by the phrase “consistent with past practice” whether or not so specified. “Shall” and “will” mean “must,” and shall and will have equal force and effect and express an obligation. “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. The word “or” is not exclusive, and shall be interpreted as “and/or”. The words “made available to Parent” and words of similar import refer to documents (i) posted to the data room maintained by the Company or its Representatives in connection with the Transactions, (ii) delivered in person or electronically to Parent, Merger Sub or any of their respective Representatives or (iii) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC, in each case, at or prior to 11:59 p.m., Eastern time, one day prior to the date of this Agreement. References herein to “this Agreement” mean this

Agreement as from time to time amended, modified or supplemented, including by waiver or consent. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.
9.6   Construction.
(a)   Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision.
(b)   The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Disclosure Schedules or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the ordinary course of business. The information contained in this Agreement and in the Disclosure Schedules and Exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any party hereto to any Third Party of any matter whatsoever (including any violation of Law or breach of contract).
9.7   Amendment and Waiver.   This Agreement may be amended, and any provision of this Agreement may be waived; provided, however, that, after receipt of the Requisite Company Stockholder Approval, no amendment may be made which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company’s stockholders without such approval; provided further, that any such amendment or waiver shall be binding upon the Company only if such amendment or waiver is set forth in a writing executed by the Company, and any such amendment or waiver shall be binding upon Parent or Merger Sub only if such amendment or waiver is set forth in a writing executed by Parent or Merger Sub, as applicable. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.
9.8   Complete Agreement.   This Agreement, the Voting Agreement, the Commitment Letters, and each of the other documents, instruments and agreements delivered in connection with the Transactions, including the Nondisclosure Agreement, contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.
9.9   Third Party Beneficiaries.   Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement, except that (a) the Financing Parties shall be express third party beneficiaries of and have the right to enforce Section 9.20 and (b) following the Effective Time, (x) the holders of Shares and Company Awards shall be express third party beneficiaries of, and have the right to enforce the right to receive the consideration set forth in, Article II and (y) the Indemnitees shall be express third party beneficiaries of, and have the right to enforce, Section 5.7.
9.10   Waiver of Trial by Jury.   THE PARTIES WAIVE ANY RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, TO A TRIAL BY JURY IN ANY ACTION, CLAIM OR PROCEEDING (I) ARISING UNDER THIS AGREEMENT, (II) ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, OR (III) ARISING OUT OF OR RELATING TO THE FINANCING OR THE COMMITMENT LETTERS. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

9.11   Specific Performance.
(a)   Except as otherwise expressly provided herein, any remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
(b)   The parties agree that irreparable injury will occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is agreed that prior to the valid termination of this Agreement pursuant to Article VII, each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief.
(c)   The parties’ rights in this Section 9.11 are an integral part of the Transactions and each party hereby waives any objections to any remedy referred to in this Section 9.11 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For the avoidance of doubt, each party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any party. In the event any party seeks any remedy referred to in this Section 9.11, such party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.
(d)   Notwithstanding anything to the contrary in this Agreement, if any party initiates a Proceeding to prevent breaches (or threatened breaches) of this Agreement, to enforce specifically the terms of this Agreement, or both, then the Outside Date will be automatically extended by (i) the amount of time during which such Proceeding is pending plus twenty (20) Business Days or (ii) such other time period established by the court presiding over such Proceeding.
(e)   Each party further agrees that by seeking the remedies provided for in this Section 9.11, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement and nothing set forth in this Section 9.11 shall require any party to institute any Proceeding for (or limit any party’s rights to institute any Proceeding for) specific performance under this Section 9.11 prior to or as a condition to exercising any termination right under Section 7.1, nor shall the commencement of any action, suit or proceeding pursuant to this Section 9.11 or anything set forth in this Section 9.11 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 7.1 or pursue any other remedies under this Agreement, the Commitment Letters or otherwise in connection with the Financing that might be available then or thereafter (subject to the terms and conditions set forth herein and therein).
9.12   Counterparts.   This Agreement may be executed in multiple counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including DocuSign, .tif, .gif, .jpg or similar delivered by electronic mail, such delivery an “Electronic Delivery”), each of which will be deemed an original (and will have the same binding legal effect as if it were the original signed version) but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
9.13   Governing Law.   This Agreement, together with all Proceedings, issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any Proceeding or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to agreements executed and performed entirely within such State, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction), that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
9.14   Consent to Jurisdiction.   Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 9.14 in the manner provided for notices in Section 9.2. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law.
9.15   Non-Recourse.   This Agreement may only be enforced against, and any Proceeding that may be based upon, in respect of, arise under, out of or by reason of, be connected with or relate in any manner to this Agreement, or the negotiation, execution, performance or breach, of this Agreement, including, any representation or warranty made or alleged to have been made, in connection with or as an inducement to, this Agreement (each of such above-described legal, equitable or other theories or sources of liability, a “Recourse Theory”) may only be made or asserted against (and are expressly limited to) the Persons that are expressly identified as parties in the preamble to and signature pages of this Agreement and solely in their capacities as such. No Person who is not a party (including, (a) any former, current or future direct or indirect equity holder, controlling Person, management company, incorporator, member, partner, manager, director, officer, employee, agent, affiliate, assignee, attorney or representative of, and any financial advisor or lender to (all above-described Persons in this clause (a), collectively, “Affiliated Persons”) a party or any affiliate of such party, and (b) any Affiliated Persons of such Affiliated Persons but specifically excluding the parties (the Persons in clauses (a) and (b), together with their respective successors, assigns, heirs, executors or administrators, collectively, but specifically excluding the parties, the “Non-Parties”)) will have any liability whatsoever in respect of, based upon or arising out of any Recourse Theory under this Agreement. Without limiting the rights of any party against the other parties as set forth herein, in no event will any party, any of its affiliates or any Person claiming by, through or on behalf of any of them institute any Proceeding under any Recourse Theory against any Non-Party.
9.16   Disclosure Schedules.   Disclosure of any information, item or matter set forth in any section or subsection of the Disclosure Schedules shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of the Agreement to which it corresponds in number and each other section or subsection of the Agreement to the extent that it is reasonably apparent on its face that such information, item or matter also qualifies or applies to such other section or subsection. Capitalized terms used and not otherwise defined in the Disclosure Schedules shall have the meanings given to them in this Agreement. Pursuant to Section 268(b) of the DGCL, the Company Disclosure Schedule and the Parent Disclosure Schedule shall not be deemed part of this Agreement for purposes of any provision of the DGCL, but shall have the effects provided in this Agreement.
9.17   Survival.   The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Closing except that this Section 9.17 shall not limit any covenant or agreement of the parties which by its terms contemplates performance in whole or in part after the Effective Time, which shall survive to the extent expressly provided for herein.

9.18   Waiver.   At any time prior to the Effective Time, Parent (on behalf of itself and Merger Sub), on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any obligation or other act of any other party, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
9.19   Obligations of Parent, Merger Sub and the Company.   Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action.
9.20   Financing Parties.   Notwithstanding anything in this Agreement to the contrary (including Section 9.7, Section 9.10, Section 9.11, Section 9.13 and Section 9.14), the Company, on behalf of itself, its Subsidiaries and each of its controlled affiliates, hereby: (a) agrees that any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement, the Financing, the Commitment Letters, the Definitive Agreements or the performance thereof or the transactions contemplated hereby or thereby, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Financing and except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in the Commitment Letters or in any definitive documentation related to the Financing that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the law of the State of Delaware), (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement, the Financing, the Commitment Letters, the Definitive Agreements or the performance thereof or the transactions contemplated hereby or thereby in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such court, (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law any rights or claims to trial by jury in any such legal action brought by or against the Financing Parties in any way arising out of or relating to, this Agreement, the Financing, the Commitment Letters, the Definitive Agreements or the performance thereof or the transactions contemplated hereby or thereby, (f) agrees that this Agreement may not be enforced against any Financing Party and that none of the Financing Parties shall have any liability to the Company or any of its Subsidiaries or any of their respective controlled affiliates or Representatives, nor shall the Company or any of its Subsidiaries or any of their respective controlled affiliates or Representatives have any recourse against the Financing Parties, relating to or arising out of this Agreement, the Financing, the Commitment Letters, the Definitive Agreements or the performance thereof or the transactions contemplated hereby or thereby (subject to the last sentence of this Section 9.20), whether at law, in equity, in contract, in tort or otherwise, and (g) agrees that the Financing Parties are express third-party beneficiaries of, and may enforce, any of the provisions of this Section 9.20, and that this Section 9.20 (and any definition in this Agreement to the extent that an amendment of such definition would affect the provisions of this Section 9.20) may not be amended in a manner adverse to the Financing Parties without the written consent of the Financing Entities (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing in this Section 9.20 shall in any way limit or modify the rights and obligations of Parent or Merger Sub under this Agreement, or any Financing Party’s obligations under the Commitment Letters, or the rights of the Company and its Subsidiaries against the Financing Parties with respect to the Financing or any of the transactions contemplated thereby or any services thereunder following the Closing Date.
[Signature page follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
DREAM FINDERS HOMES, INC.
By:
/s/ Robert Riva

Name:
Robert Riva

Title:
Vice President and General Counsel

BULLDOGS MERGER SUB, INC.
By:
/s/ Robert Riva

Name:
Robert Riva

Title:
Secretary

BEAZER HOMES USA, INC.
By:
/s/ Allan P. Merrill

Name:
Allan P. Merrill

Title:
Chairman, President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
Amended & Restated Certificate of Incorporation of the Surviving Corporation
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BEAZER HOMES USA, INC.
ARTICLE I
The name of the corporation is Beazer Homes USA, Inc. (the “Corporation”).
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is: The Corporation Trust Company.
ARTICLE III
The nature of the business and the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (“DGCL”). The Corporation will have perpetual existence.
ARTICLE IV
1.   The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock, $0.01 par value per share (the “Common Stock”).
2.   Shares of the Common Stock may be issued from time to time as the Board of Directors of the Corporation (the “Board”) shall determine and on such terms and for such consideration as shall be fixed by the Board. The amount of the authorized Common Stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote.
ARTICLE V
Elections of directors need not be by written ballot unless required by the Bylaws of the Corporation. Any director may be removed from office either with or without cause at any time by the affirmative vote of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote, given at a meeting of the stockholders called for that purpose, or by the consent of the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote, given in accordance with DGCL Section 228.
ARTICLE VI
In furtherance and not in limitation of the powers conferred upon the Board by law, the Board shall have the power to make, adopt, alter, amend and repeal from time to time the Bylaws of the Corporation subject to the right of the stockholders entitled to vote with respect thereto to alter, amend and repeal Bylaws made by the Board.
ARTICLE VII
The personal liability of the directors or former directors of the Corporation to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director is hereby eliminated to the fullest extent permitted by law. Any repeal or modification of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director or former director of the Corporation existing hereunder (or previously existed) with respect to any act or omission occurring prior to such repeal or modification. If the DGCL is hereafter amended to further eliminate or limit the personal liability of directors, then the liability of a director or former director of the Corporation shall be eliminated or limited to the fullest extent then permitted.
ARTICLE VIII
The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto, including, without limitation, its past or present directors and officers. Expenses (including attorneys’ fees) incurred by an officer or director (past or present) in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of an officer or director or former officer or director of the Corporation existing hereunder (or previously existed) with respect to any act or omission occurring prior to such repeal or modification.
ARTICLE IX
Subject to the last sentence of Articles VII and VIII of this Amended and Restated Certificate of Incorporation, the Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

Annex B
August 6, 2026The Board of DirectorsBeazer Homes USA, Inc.2002 Summit Boulevard NE, 15th FloorAtlanta, Georgia 30319Members of the Board of Directors:You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the “Company Common Stock”), of Beazer Homes USA, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of Dream Finders Homes, Inc. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of August 6, 2026 (the “Agreement”), among the Company, the Acquiror and a wholly-owned subsidiary of the Acquiror (“Merger Sub”), Merger Sub will merge with and into the Company with the Company as the surviving corporation, and each outstanding share of Company Common Stock, other than (i) shares of Company Common Stock held in treasury or held directly by the Acquiror or Merger Sub, in each case, immediately prior to the effective time of the Transaction, (ii) shares of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or the Acquiror (other than Merger Sub) immediately prior to the Effective Time and (iii) Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $33.50 per share in cash (the “Consideration”).In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry. In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and any related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any material financial advisory or other material commercial or investment banking relationships with the Acquiror. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on a credit facility in March 2026. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Acquiror. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we likely hold long or short positions in such securities or other financial instruments.On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.Very truly yours,J.P. MORGAN SECURITIES LLC/s/ J.P. Morgan Securities LLC

Annex C
August 6, 2026Board of DirectorsBeazer Homes USA, Inc.2002 Summit Boulevard NE, 15th FloorAtlanta, Georgia 30319Members of the Board:You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (“Company Common Stock”), of Beazer Homes USA, Inc. (the “Company”) of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among the Company, Dream Finders Homes, Inc. (the “Acquiror”) and Bulldogs Merger Sub, Inc., a wholly owned subsidiary of the Acquiror (the “Acquisition Sub”). As more fully described in the Agreement, the Acquisition Sub will be merged with and into the Company (the “Transaction”), with the Company continuing as the surviving corporation in the Transaction and a wholly owned subsidiary of the Acquiror, and each issued and outstanding share of Company Common Stock, other than (i) shares of Company Common Stock held by the Company as treasury stock or held directly by the Acquiror or the Acquisition Sub, in each case, immediately prior to the effective time of the Transaction, (ii) shares of Company Common Stock held by any direct or indirect wholly owned subsidiary of the Company or the Acquiror (other than the Acquisition Sub) immediately prior to the effective time of the Transaction (clauses (i) and (ii) collectively, the “Owned Company Shares”) and (iii) the Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $33.50 in cash, without interest (the “Consideration”).In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company, including publicly available research analysts’ financial forecasts; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company (such forecasts referred to herein as the “Financial Forecasts”); (iii) reviewed information regarding the capitalization of the Company furnished to us by the Company; (iv) reviewed estimates prepared and provided to us by the management of the Company as to the Company’s projected utilization on a standalone basis of net operating losses and tax credits to achieve future tax savings (the “Tax Asset Forecasts”); (v) conducted discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) through (iv) of this paragraph, as well as the business and prospects of the Company generally; (vi) reviewed the reported prices and trading activity for the Company Common Stock; (vii) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (viii) considered the results of efforts by or on behalf of the Company, including by us at the Company’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of the

Company; (ix) reviewed the financial terms of certain other transactions that we deemed relevant; (x) reviewed an execution version of the Agreement received on August 6, 2026; (xi) participated in certain discussions and negotiations among representatives of the Company and the Acquiror and their advisors; and (xii) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.In connection with our analysis and opinion, we have relied on the information supplied to, discussed with or reviewed by us being complete and accurate in all material respects. We have not independently verified any such information (or assumed any responsibility for the independent verification of any such information). With your consent, we have relied on the representation of the Company’s management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. We have also relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the Financial Forecasts and the Tax Asset Forecasts, we have assumed, at your direction, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. We express no views as to the reasonableness of the Financial Forecasts or the Tax Asset Forecasts or the assumptions on which they are based. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company. Our opinion does not address any legal, regulatory, tax or accounting matters. We have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction, except for the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. In addition, we note that, pursuant to the Agreement, the Owned Company Shares and the Dissenting Shares will not be converted into the right to receive the Consideration and we express no opinion as to the treatment of such shares or as to the fairness of the Consideration to the holders thereof. We are not expressing any opinion as to fair value, viability or the solvency of the Company following the closing of the Transaction. In rendering this opinion, we have assumed that the final executed form of the Agreement will not differ in any material respect from the execution version that we have reviewed, that the Transaction will be consummated in accordance with its terms without any waiver or modification that could be material to our analysis, that the representations and warranties of each party set forth in the Agreement are accurate and correct, and that the parties to the Agreement will comply with all the material terms of the Agreement. We have assumed that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that any failures to obtain such consents or approvals would not be material to our analysis.Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments after the date hereof.

We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, the principal portion of which is contingent upon the consummation of the Transaction. We will also receive a fee upon delivery of this opinion, regardless of the conclusion reached herein. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and the Acquiror and their respective affiliates. In the past two years prior to the date hereof, we have provided investment banking services to the Company unrelated to the Transaction and have received compensation for such services. In the past two years prior to the date hereof, we have not provided investment banking or other services to (and have not received any fees from) the Acquiror or the Acquisition Sub. In the future, Moelis and its affiliates may provide investment banking and other services to the Company, the Acquiror and/or their respective affiliates, for which we would expect to receive compensation for such services.This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Transaction or any other matter. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by holders of Company Common Stock in the Transaction is fair from a financial point of view to such holders.Very truly yours,/s/ Moelis & Company LLCMOELIS & COMPANY LLC

Annex D
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 6, 2026, by and between BEAZER HOMES USA, INC., a Delaware corporation (the “Company”), and DREAM FINDERS HOMES, INC., a Texas corporation (the “Stockholder”). The Company and the Stockholder are each sometimes referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, concurrently with the execution of this Agreement, the Stockholder, Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of the Stockholder (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving corporation;
WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”), set forth opposite the Stockholder’s name on Schedule A (all such shares of Company Common Stock, together with any shares of Company Common Stock or other voting equity securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned (including in connection with an Adjustment) by the Stockholder prior to the Expiration Time (the “After-Acquired Shares”), being referred to herein as the Stockholder’s “Covered Shares”); and
WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as a material inducement and in consideration therefor, the Stockholder has entered into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
1.   Definitions.
1.1   As used in this Agreement, the following terms have the meanings set forth below:
“Adjustment” means any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exercisable or exchangeable for shares of Company Common Stock), recapitalization, reclassification, combination, exchange of shares or other similar event with respect to the capital stock of the Company.
“Adverse Proposal” means: (i) any Acquisition Proposal; (ii) any amendment or other change to the Company Charter or the Company By-Laws that would change the voting rights of any Shares or the number of Shares required to adopt the Merger Agreement; (iii) any action, proposal or transaction that would reasonably be expected to result in a breach of any covenant, agreement, representation or warranty or any other obligation of the Company set forth in the Merger Agreement; and (iv) any other action, proposal or transaction that would reasonably be expected to impede, interfere with, delay, postpone, discourage or prevent the consummation of the Merger and the other Transactions in any material respect.
“Expiration Time” means the earlier to occur of (i) the Effective Time and (ii) the date and time that the Merger Agreement is validly terminated in accordance with the terms and provisions thereof.
“Transfer” means any direct or indirect (i) sale, tender, exchange, assignment, encumbrance, gift, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), voluntarily or involuntarily, or entry into any contract, option or other arrangement or understanding with respect to any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer pursuant to this Agreement or the Merger Agreement) or any right, title or interest therein; (ii) (x) deposit of any Covered Shares into a voting trust, (y) entry into a voting agreement with respect to any Covered Shares or (z) grant of any irrevocable or revocable proxy or power of attorney with respect to any Covered Shares, except, in each case of sub-clauses (x) through (z), this Agreement or as otherwise expressly provided herein; (iii) entry into any hedge, swap or other transaction which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise; or (iv) agreement, arrangement, understanding or commitment (whether or not in writing) to take any of the actions referred to in the foregoing sub-paragraphs (i) through (iii).
“Willful and Material Breach” means a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows that it would, or would reasonably be expected to, be or cause a material breach of this Agreement.
1.2   All other capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
2.   No Transfer; No Inconsistent Arrangements.
2.1   From the date hereof until the Expiration Time, the Stockholder agrees not to Transfer any of the Stockholder’s Covered Shares; provided that (x) the Stockholder may Transfer Covered Shares to any wholly owned Subsidiary of the Stockholder if such transferee agrees in writing to be bound by the terms of this Agreement, and (y) if any involuntary Transfer of any of the Stockholder’s Covered Shares shall occur (including a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time. Any action taken in violation of the immediately preceding sentence shall, to the fullest extent permitted by Law, be null and void ab initio.
2.2   From the date hereof until the Expiration Time, the Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing or materially delaying the Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, impairing or materially delaying, the consummation of the Merger or the other Transactions or the performance by the Company of its obligations under the Merger Agreement.
3.   Agreement to Vote.   From the date hereof until the Expiration Time, the Stockholder irrevocably and unconditionally agrees that, at every meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall, in each case, to the fullest extent that the Stockholder’s Covered Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Covered Shares (i) in favor of (A) the adoption of the Merger Agreement and approval of the Merger and the other Transactions and (B) any proposal to adjourn or postpone any meeting of the Company Stockholders to a later date if there are not sufficient votes to approve the Merger Agreement; and (ii) against any Adverse Proposal. Such Stockholder shall retain at all times the right to vote (or execute consents or proxies with respect to) the Stockholder’s Covered Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 3 that are at any time or from time to time presented for consideration to the stockholders of the Company generally. For the avoidance of doubt, the foregoing commitments in this Section 3 apply to any Covered Shares held by any trust, limited partnership or other entity directly or indirectly holding Covered Shares over which the applicable Stockholder exercises direct or indirect voting control (if any).

4.   Additional Covenants.
4.1   Waiver of Certain Actions.   The Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company or any of its affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement, the Transactions or the transactions contemplated hereby; provided that this Section 4.1 shall not (i) limit any actions taken by the Stockholder in response to any claims commenced against the Stockholder, its affiliates or its Representatives, (ii) be deemed a waiver of any rights of the Stockholder for any breach of this Agreement by the Company, or (iii) limit any rights of the Stockholder under this Agreement or the Merger Agreement.
4.2   Notice of Certain Events.   Each Party agrees to notify the other Party of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any material breach of any of its representations and warranties set forth in Section 5 or Section 6, as applicable.
5.   Representations and Warranties of The Stockholder.   The Stockholder represents and warrants to the Company that:
5.1   Due Organization; Authority.
(a)   (i) the Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, (ii) the Stockholder has all the necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement, and to consummate the transactions contemplated hereby, (iii) the execution and delivery of this Agreement, the performance and compliance by the Stockholder with each of its obligations herein, and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Stockholder, and (iv) no other corporate proceedings on the part of the Stockholder are necessary to authorize this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.
(b)   This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as limited by applicable Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
5.2   Ownership of the Covered Shares; Voting Power.   The Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of the Stockholder’s Covered Shares and has good and marketable title to all of the Stockholder’s Covered Shares free and clear of any Liens in respect of such Covered Shares, other than those created by this Agreement or those imposed by applicable securities Law (collectively, “Permitted Liens”). The Covered Shares listed on Schedule A opposite the Stockholder’s name constitute all of the shares of capital stock of the Company or any other securities of the Company beneficially owned by the Stockholder as of the date hereof. As of the date hereof, the Stockholder has not entered into any agreement to Transfer any such Covered Shares. The Stockholder has full voting power with respect to all of the Stockholder’s Covered Shares, and full power of disposition with respect to such Covered Shares, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Covered Shares. None of the Stockholder’s Covered Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement, arrangement or Lien with respect to the voting of such Covered Shares, except as expressly provided herein (including Permitted Liens).
5.3   No Conflicts; Consents.   The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby will not, directly or indirectly (with or without notice or lapse of time, or both), (a) conflict with or violate any provision of the certificate of incorporation or bylaws or equivalent organizational documents of the Stockholder, (b) conflict with or violate any Law applicable to the Stockholder or by which any property or asset of the Stockholder (including the Covered Shares) is bound or affected, or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, or give others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) on any property or asset of the Stockholder (including the Covered Shares) pursuant to, any Contract to which the Stockholder is a party or by which the Stockholder or any of the properties or assets of the Stockholder (including the Covered Shares) is bound, except, in the case of each of clauses (b) and (c), as would not, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay the Stockholder’s ability to perform the Stockholder’s obligations hereunder.
5.4   No Legal Proceedings.   There are no Proceedings pending against or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder or any of the Stockholder’s properties or assets (including any of the Stockholder’s Covered Shares), at law or in equity, or before or by any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or delay the Stockholder’s ability to perform its obligations hereunder.
5.5   Opportunity to Review; Reliance.   The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.
6.   Representations and Warranties of the Company.   The Company represents and warrants to the Stockholder that:
6.1   Due Organization; Authority.
(a)   (i) The Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, (ii) the Company has all the necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement, and to consummate the transactions contemplated hereby, (iii) the execution and delivery of this Agreement, the performance and compliance by the Company with each of its obligations herein, and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and (iv) no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation by the Company of the transactions contemplated hereby.
(b)   This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
6.2   No Conflicts; Consents.   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not, directly or indirectly (with or without notice or lapse of time, or both), (a) conflict with or violate any provision of the certificate of incorporation or bylaws or equivalent organizational documents of the Company, (b) conflict with or violate any Law applicable to the Company or by which any property or asset of the Company is bound or affected, or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, or give others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) on any property or asset of the Company pursuant to, any Contract to which the Company is a party or by which the Company or any of the properties or assets of the Company is bound, except, in the case of each of clauses (b) and (c), as would not, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by the Company of the transactions contemplated by this Agreement or otherwise prevent, impair or delay the Company’s ability to perform the Company’s obligations hereunder.
6.3   No Legal Proceedings.   There are no Proceedings pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s properties or assets, at law or in equity, or before or by any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to prevent, impair or delay the consummation by the Company of the transactions contemplated by this Agreement or otherwise prevent, impair or delay the Company’s ability to perform its obligations hereunder.
6.4   No Other Representations.   The Company acknowledges and agrees that, except for the representations and warranties of the Stockholder contained in Section 5, Article IV of the Merger Agreement or any certificate provided in connection with the Merger Agreement, the Stockholder is not making and has not made, and no other Person is making or has made, on behalf of the Stockholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby.
7.   Termination.   Unless earlier terminated by the written consent of the Company (in its sole and absolute discretion), this Agreement shall terminate automatically and shall have no further force or effect as of the Expiration Time. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7 shall relieve any Party from liability for Willful and Material Breach of this Agreement prior to termination hereof; provided that in the event the Effective Time shall have occurred, the Stockholder shall not have any liability or other obligation hereunder whatsoever, including with respect to any Willful and Material Breach occurring prior thereto and (y) the provisions of Section 8 shall survive any termination of this Agreement.
8.   Miscellaneous.
8.1   Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
8.2   Assignment.   This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part (whether by operation of law or otherwise), or delegated by (a) the Company, without the prior written consent of the Stockholder, or (b) the Stockholder, without the prior written consent of the Company.
8.3   Amendment and Waiver.   This Agreement may be amended, and any provision of this Agreement may be waived; provided, however, that any such amendment or waiver shall be binding upon the Stockholder only if such amendment or waiver is set forth in a writing executed by the Stockholder, and any such amendment or waiver shall be binding upon the Company only if such amendment or waiver is set forth in a writing executed by the Company. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.
8.4   Enforcement Remedies.
(a)   Except as otherwise expressly provided herein, any remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)   The Parties agree that irreparable injury will occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached,

and that monetary damages, even if available, would not be an adequate remedy therefor. It is agreed that prior to the valid termination of this Agreement pursuant to Section 7, each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief.
(c)   The Parties’ rights in this Section 8.4 are an integral part of the transactions contemplated hereby and each Party hereby waives any objections to any remedy referred to in this Section 8.4 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 8.4, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.
8.5   Notices.   All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 9.2 of the Merger Agreement, addressed as follows: (i) if to the Company, to the email addresses set forth in Section 9.2 of the Merger Agreement, and (ii) if to the Stockholder, to the email addresses set forth in Section 9.2 of the Merger Agreement, or to such other email address as such Party may hereafter specify for the purpose by notice to each other Party.
8.6   Governing Law; Jurisdiction.
(a)   This Agreement, together with all Proceedings, issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any Proceeding or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to agreements executed and performed entirely within such State, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction), that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
(b)   Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the United States District Court for the District of Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 8.6(b) in the manner provided for notices in Section 8.5. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable Law.
8.7   Waiver of Trial by Jury.   THE PARTIES WAIVE ANY RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, TO A TRIAL BY JURY IN ANY ACTION, CLAIM OR

PROCEEDING (A) ARISING UNDER THIS AGREEMENT OR (B) ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING.
8.8   Complete Agreement; Third Party Beneficiaries.
(a)   This Agreement, together with the Merger Agreement (together with the Exhibits, Disclosure Schedules and the other documents delivered pursuant thereto) and each of the other documents, instruments and agreements delivered in connection with the transactions contemplated hereby and thereby contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.
(b)   Nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.
8.9   Counterparts.   This Agreement may be executed in multiple counterparts (including by Electronic Delivery), each of which will be deemed an original (and will have the same binding legal effect as if it were the original signed version) but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
8.10   Mutual Drafting; Interpretation.
(a)   Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision. Headings of the articles and sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever. Except as otherwise indicated, all references in this Agreement to “Sections” are intended to refer to Sections of this Agreement. The schedule attached to this Agreement constitutes a part of this Agreement and is incorporated in this Agreement for all purposes.
(b)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” shall mean “including, without limitation”. The words “shall” and “will” mean “must,” and shall and will have equal force and effect and express an obligation. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “$” shall be deemed references to United States dollars. The word “or” is not exclusive, and shall be interpreted as “and/or”. The term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act.
8.11   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense. For the avoidance of doubt, nothing in this Section 8.11 shall be interpreted as in any way limiting the Stockholder’s right to the Company Termination Fee in circumstances in which the Stockholder is entitled to receive the Company Termination Fee pursuant to the Merger Agreement.

8.12   Further Assurances.   The Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use the Stockholder’s reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform the Stockholder’s obligations under this Agreement, as the Company may reasonably request.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
BEAZER HOMES USA, INC.
By:
/s/ Allan P. Merrill

Name: Allan P. Merrill
Title:  Chairman, President and Chief Executive Officer
DREAM FINDERS HOMES, INC.
By:
/s/ Robert Riva

Name: Robert Riva
Title:  Vice President and General Counsel
[Signature Page to Voting and Support Agreement]

Schedule A
Stockholder	Shares of Company Common Stock
DREAM FINDERS HOMES, INC.	930,128
[Schedule A to Voting and Support Agreement]

BEAZER HOMES USA, INC. 2002 SUMMIT BLVD NE 15TH FLOOR ATLANTA, GA 30319 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on October 14, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BZH2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on October 14, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. T03460-S48096 THIS PROXY CARD IS VALID ONLY WHEN SIGNED. BEAZER HOMES USA, INC. KEEP THIS PORTION
FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors of Beazer Homes USA, Inc. recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. 2. 3. To adopt the Agreement and Plan of Merger, dated as of August 6, 2026, as the same may be amended, modified or supplemented from time to time in accordance with its terms (as so amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among Beazer Homes USA, Inc., a Delaware corporation, Dream Finders Homes, Inc., a Texas corporation, and Bulldogs Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Dream Finders Homes, Inc. Upon the terms and subject to the conditions of the Merger Agreement, Bulldogs Merger Sub, Inc. will merge with and into Beazer Homes USA, Inc., with Beazer Homes USA, Inc. continuing as the surviving corporation and a wholly owned subsidiary of Dream Finders Homes, Inc. (the “Merger Agreement Proposal”). To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Beazer Homes USA, Inc.’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby. To adjourn the Special Meeting (as defined on the reverse side of this ballot) from time to time, if deemed necessary or appropriate by the Board of Directors of Beazer Homes USA, Inc. or any committee thereof, including to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Beazer Homes USA, Inc.’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal. !!! !!! !!! This proxy, when properly executed, will be voted by the proxies (or their substitutes) as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted by the proxies (or their substitutes) FOR proposals 1, 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If an entity, please sign in full entity name by authorized officer or person. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T03461-S48096 BEAZER HOMES USA, INC. Special Meeting of Stockholders October 15, 2026 at 8:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Allan P. Merrill and Michael A. Dunn, and each of them individually, as proxies, each with the full power of substitution and re-substitution, and hereby authorize(s) each of them individually to represent and vote, as designated on the reverse side of this ballot, all of the shares of common stock, par value $0.001, of Beazer Homes USA, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of Beazer Homes USA, Inc. to be held virtually on October 15, 2026 at 8:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/BZH2026SM, and any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof, the “Special Meeting”), with all powers possessed by the undersigned as if personally present (virtually) at the Special Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of the Special Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revoke(s) any prior proxy heretofore given with respect to matters for which proxy authority is given herein. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors of Beazer Homes USA, Inc. The Board of Directors of Beazer Homes USA, Inc. recommends that you vote FOR proposals 1, 2 and 3. The proxies (and their substitutes) are hereby authorized to vote, in their discretion and to the extent permitted by applicable law or rule, on such other business as may properly come before the Special Meeting. This proxy is governed by the laws of the State of Delaware. (Continued and to be signed on reverse side)